EXHIBIT 99

                           PRICE AND YIELD TABLES



GSR0202 - Price/Yield - A1_A

TO MATURITY
Balance    $144,034,000.00   Delay          0
Coupon     2.809             Dated          4/25/02
Settle     4/25/02           First Payment  5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
99-12             4.1576        4.56525       4.96661        5.37879       6.99664 Yield
                     198            239           279            320           482 Spread
           ------------------------------------------------------------------------
99-16            3.88961        4.21499       4.53523        4.86397       6.15312 Yield
                     171            204           236            269           398 Spread
           ------------------------------------------------------------------------
99-20            3.62241        3.86589       4.10543        4.35125       5.31428 Yield
                     145            169           193            218           314 Spread
           ------------------------------------------------------------------------
99-24            3.35599        3.51794       3.67721         3.8406       4.48008 Yield
                     118            134           150            167           231 Spread
           ------------------------------------------------------------------------
99-28            3.09035        3.17115       3.25057        3.33202       3.65049 Yield
                      92            100           108            116           148 Spread
           ------------------------------------------------------------------------
100-00           2.82549        2.82549       2.82549        2.82549       2.82549 Yield
                      65             65            65             65            65 Spread
           ------------------------------------------------------------------------
100-04            2.5614        2.48097       2.40197        2.32101       2.00503 Yield
                      39             31            23             15           -17 Spread
           ------------------------------------------------------------------------
100-08           2.29808        2.13758       1.97999        1.81856        1.1891 Yield
                      12             -4           -20            -36           -99 Spread
           ------------------------------------------------------------------------
100-12           2.03553        1.79532       1.55956        1.31813       0.37764 Yield
                     -14            -38           -62            -86          -180 Spread
           ------------------------------------------------------------------------
100-16           1.77374        1.45418       1.14066        0.81971      -0.42935 Yield
                     -40            -72          -103           -136          -260 Spread
           ------------------------------------------------------------------------
100-20            1.5127        1.11416       0.72328         0.3233      -1.23192 Yield
                     -66           -106          -145           -185          -341 Spread
           ------------------------------------------------------------------------

WAL                0.483          0.369           0.3          0.252         0.154

Principal Window May02 - Mar03 May02 - Jan03  May02 - Nov02 May02 - Oct02  May02 - Jul02

CMT_1YR              2.7



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_B

TO MATURITY
Balance    $199,714,000.00  Delay          0
Coupon     3.85             Dated          4/25/02
Settle     4/25/02          First Payment  5/25/02

Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
99-12            4.27376        4.40035       4.53351        4.67316       5.31977 Yield
                     119            132           145            192           314 Spread
           ------------------------------------------------------------------------
99-16            4.19493         4.2961       4.40249        4.51406       5.03044 Yield
                     111            122           132            176           286 Spread
           ------------------------------------------------------------------------
99-20            4.11625        4.19203       4.27173        4.35529        4.7419 Yield
                     104            111           119            160           257 Spread
           ------------------------------------------------------------------------
99-24             4.0377        4.08817       4.14123        4.19686       4.45415 Yield
                      96            101           106            144           228 Spread
           ------------------------------------------------------------------------
99-28            3.95929        3.98449       4.01099        4.03877       4.16719 Yield
                      88             90            93            128           199 Spread
           ------------------------------------------------------------------------
100-00           3.88101        3.88101       3.88101        3.88101       3.88101 Yield
                      80             80            80            113           171 Spread
           ------------------------------------------------------------------------
100-04           3.80288        3.77772       3.75129        3.72359       3.59562 Yield
                      72             70            67             97           142 Spread
           ------------------------------------------------------------------------
100-08           3.72487        3.67463       3.62183         3.5665       3.31101 Yield
                      64             59            54             81           114 Spread
           ------------------------------------------------------------------------
100-12           3.64701        3.57172       3.49262        3.40974       3.02717 Yield
                      57             49            41             65            85 Spread
           ------------------------------------------------------------------------
100-16           3.56928        3.46901       3.36367        3.25331       2.74411 Yield
                      49             39            28             50            57 Spread
           ------------------------------------------------------------------------
100-20           3.49168        3.36648       3.23497         3.0972       2.46182 Yield
                      41             29            15             34            29 Spread
           ------------------------------------------------------------------------

WAL                1.684          1.263             1          0.821         0.449
Principal Window Mar03 - Oct04 Jan03 - Feb04  Nov02 - Oct03 Oct02 - Jun03  Jul02 - Dec02

CMT_1YR              2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_C

TO MATURITY
Balance    $424,906,000.00   Delay          24
Coupon     5.689             Dated          4/1/02
Settle     4/25/02           First Payment  5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
99-12            5.73345         5.8009        5.8447        5.86844       5.95964 Yield
                      29             72           108            145           261 Spread
           ------------------------------------------------------------------------
99-16            5.70367        5.76282       5.79762        5.81163       5.85639 Yield
                      26             68           104            139           251 Spread
           ------------------------------------------------------------------------
99-20            5.67393         5.7248       5.75061        5.75492       5.75334 Yield
                      23             65            99            133           241 Spread
           ------------------------------------------------------------------------
99-24            5.64425        5.68684       5.70368        5.69831       5.65049 Yield
                      20             61            94            128           230 Spread
           ------------------------------------------------------------------------
99-28            5.61462        5.64895       5.65683        5.64179       5.54784 Yield
                      17             57            90            122           220 Spread
           ------------------------------------------------------------------------
100-00           5.58504        5.61112       5.61006        5.58538       5.44538 Yield
                      14             53            85            116           210 Spread
           ------------------------------------------------------------------------
100-04            5.5555        5.57336       5.56337        5.52906       5.34312 Yield
                      11             49            80            111           200 Spread
           ------------------------------------------------------------------------
100-08           5.52602        5.53566       5.51676        5.47284       5.24106 Yield
                       8             46            76            105           190 Spread
           ------------------------------------------------------------------------
100-12           5.49658        5.49802       5.47023        5.41671       5.13919 Yield
                       5             42            71             99           179 Spread
           ------------------------------------------------------------------------
100-16           5.46719        5.46044       5.42378        5.36068       5.03752 Yield
                       2             38            66             94           169 Spread
           ------------------------------------------------------------------------
100-20           5.43785        5.42293        5.3774        5.30475       4.93604 Yield
                      -1             34            62             88           159 Spread
           ------------------------------------------------------------------------

WAL                5.042          3.801             3          2.444         1.298
Principal Window Oct04 - Jan11 Feb04 - Dec08  Oct03 - Jul07 Jun03 - Aug06  Dec02 - Jul04

CMT_1YR              2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_D

TO MATURITY
Balance    $186,927,000.00  Delay          24
Coupon     6.262            Dated          4/1/02
Settle     4/25/02          First Payment  5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
99-12            5.73379        5.83013       5.93806        6.05476       6.34198 Yield
                     -34            -25             0             29           133 Spread
           ------------------------------------------------------------------------
99-16            5.71958        5.81318       5.91803        6.03136       6.30169 Yield
                     -36            -26            -2             27           129 Spread
           ------------------------------------------------------------------------
99-20            5.70539        5.79625       5.89803        6.00799       6.26148 Yield
                     -37            -28            -4             24           125 Spread
           ------------------------------------------------------------------------
99-24            5.69122        5.77935       5.87807        5.98467       6.22133 Yield
                     -39            -30            -6             22           121 Spread
           ------------------------------------------------------------------------
99-28            5.67708        5.76248       5.85815        5.96138       6.18124 Yield
                     -40            -31            -8             20           117 Spread
           ------------------------------------------------------------------------
100-00           5.66296        5.74564       5.83826        5.93813       6.14123 Yield
                     -41            -33           -10             17           113 Spread
           ------------------------------------------------------------------------
100-04           5.64887        5.72883        5.8184        5.91492       6.10128 Yield
                     -43            -35           -12             15           109 Spread
           ------------------------------------------------------------------------
100-08            5.6348        5.71205       5.79857        5.89175       6.06141 Yield
                     -44            -36           -14             13           105 Spread
           ------------------------------------------------------------------------
100-12           5.62076         5.6953       5.77878        5.86862        6.0216 Yield
                     -46            -38           -16             10           101 Spread
           ------------------------------------------------------------------------
100-16           5.60674        5.67857       5.75902        5.84552       5.98185 Yield
                     -47            -40           -18              8            97 Spread
           ------------------------------------------------------------------------
100-20           5.59275        5.66187       5.73929        5.82247       5.94217 Yield
                     -48            -41           -20              6            93 Spread
           ------------------------------------------------------------------------

WAL                13.39         10.479         8.417          6.914          3.63
Principal Window Jan11 - Feb30 Dec08 - Feb30  Jul07 - Feb30 Aug06 - Feb30  Jul04 - Oct29

CMT_1YR              2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A2

TO MATURITY
Balance    $132,094,000.00   Delay          24
Coupon     6.568             Dated          4/1/02
Settle     4/25/02           First Payment  5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
100-12           6.06125         6.1175        6.1471        6.15269       5.99366 Yield
                      56             93           128            159           252 Spread
           ------------------------------------------------------------------------
100-16           6.02977        6.07853       6.10006        6.09699       5.89597 Yield
                      52             89           123            154           242 Spread
           ------------------------------------------------------------------------
100-20           5.99837        6.03966       6.05316        6.04144       5.79855 Yield
                      49             85           119            148           232 Spread
           ------------------------------------------------------------------------
100-24           5.96705         6.0009       6.00638        5.98604       5.70142 Yield
                      46             81           114            143           223 Spread
           ------------------------------------------------------------------------
100-28           5.93581        5.96223       5.95972        5.93079       5.60456 Yield
                      43             77           109            137           213 Spread
           ------------------------------------------------------------------------
101-00           5.90465        5.92366       5.91318        5.87569       5.50798 Yield
                      40             74           105            132           203 Spread
           ------------------------------------------------------------------------
101-04           5.87356        5.88519       5.86677        5.82073       5.41167 Yield
                      37             70           100            126           194 Spread
           ------------------------------------------------------------------------
101-08           5.84256        5.84682       5.82048        5.76592       5.31564 Yield
                      34             66            96            121           184 Spread
           ------------------------------------------------------------------------
101-12           5.81163        5.80855       5.77431        5.71126       5.21989 Yield
                      31             62            91            115           175 Spread
           ------------------------------------------------------------------------
101-16           5.78078        5.77038       5.72826        5.65675        5.1244 Yield
                      28             58            86            110           165 Spread
           ------------------------------------------------------------------------
101-20              5.75        5.73231       5.68234        5.60238       5.02919 Yield
                      24             54            82            104           156 Spread
           ------------------------------------------------------------------------

WAL                5.369          4.108         3.265          2.669         1.409
Principal Window May02 - Sep31 May02 - Sep31  May02 - Sep31 May02 - Sep31  May02 - Dec29

CMT_1YR              2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_A

Balance  $141,700,000.00    Delay         0
Coupon   2.731              Dated         4/25/02
Settle   4/25/02            First Payment 5/25/02

Price    5 CPR,     10 CPR,     15 CPR,    20 CPR,    25 CPR,   30 CPR,
         Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)  Call (Y)
         ----------------------------------------------------------------
99-12    3.269472   3.673063    4.078115    4.48546   4.886492  5.298331 Yield
               40        127         198        239        279       320 Spread
         ----------------------------------------------------------------
99-16    3.164436   3.486816    3.810243   4.135379   4.455351  4.783828 Yield
               29        109         171        204        236       269 Spread
         ----------------------------------------------------------------
99-20    3.059629   3.301047    3.543157   3.786456   4.025798  4.271414 Yield
               19         90         145        169        193       218 Spread
         ----------------------------------------------------------------
99-24    2.955053   3.115754    3.276855   3.438687   3.597825  3.761076 Yield
                8         71         118        134        150       167 Spread
         ----------------------------------------------------------------
99-28    2.850705   2.930934    3.011332   3.092065   3.171424  3.252804 Yield
               -2         53          92        100        108       116 Spread
         ----------------------------------------------------------------
100-00   2.746585   2.746585    2.746585   2.746585   2.746585  2.746585 Yield
              -13         35          65         65         65        65 Spread
         ----------------------------------------------------------------
100-04   2.642693   2.562707    2.482612   2.402242   2.323303  2.242409 Yield
              -23         16          39         31         23        15 Spread
         ----------------------------------------------------------------
100-08   2.539027   2.379297    2.219407   2.059031   1.901567  1.740265 Yield
              -33         -2          12         -4        -19       -36 Spread
         ----------------------------------------------------------------
100-12   2.435586   2.196352    1.956968   1.716945   1.481371   1.24014 Yield
              -44        -20         -14        -38        -61       -86 Spread
         ----------------------------------------------------------------
100-16    2.33237   2.013872    1.695292   1.375979   1.062707  0.742024 Yield
              -54        -39         -40        -72       -103      -135 Spread
         ----------------------------------------------------------------
100-20   2.229378   1.831854    1.434375   1.036129   0.645566  0.245907 Yield
              -64        -57         -66       -106       -145      -185 Spread
         ----------------------------------------------------------------

WAL         1.2445      0.696     0.4829     0.3693         0.3      0.2516
Mod Durn     1.202      0.679      0.473      0.362       0.295       0.247

Principal May02     May02     May02        May02     May02    May02
Window   -Oct04    -Sep03    -Mar03       -Jan03    -Nov2    -Oct02


LIBOR_1YR          2.86
CMT_1YR            2.54



Price    35 CPR,    40 CPR,    45 CPR,     50 CPR,     70 CPR,  80 CPR
         Call (Y)   Call (Y)   Call (Y)    Call (Y)    Call (Y) Call (Y)
         ---------------------------------------------------------------
99-12     5.697915   6.098413   6.539945   6.915262    8.519345  9.576956 Yield
               360        400        444        482         642       748 Spread
         ---------------------------------------------------------------
99-16     5.102403   5.421593   5.773361   6.072243    7.348502  8.188938 Yield
               301        333        368        398         525       609 Spread
         ---------------------------------------------------------------
99-20      4.50953    4.74802   5.010759   5.233899    6.185873  6.811994 Yield
               241        265        291        314         409       472 Spread
         ---------------------------------------------------------------
99-24      3.91928   4.077675   4.252113   4.400196    5.031389  5.446022 Yield
               182        198        216        230         294       335 Spread
         ---------------------------------------------------------------
99-28     3.331637   3.410537   3.497397   3.571102    3.884983  4.090919 Yield
               124        131        140        148         179       199 Spread
         ---------------------------------------------------------------
100-00    2.746585   2.746585   2.746585   2.746585    2.746585  2.746585 Yield
                65         65         65         65          65        65 Spread
         ---------------------------------------------------------------
100-04    2.164111   2.085802   1.999652   1.926615    1.616131  1.412921 Yield
                 7         -1        -10        -17         -48       -68 Spread
         ---------------------------------------------------------------
100-08    1.584198   1.428166   1.256572   1.111158    0.493553  0.089826 Yield
               -51        -67        -84        -98        -160      -201 Spread
         ---------------------------------------------------------------
100-12    1.006832   0.773658   0.517319   0.300185   -0.621215 -1.222797 Yield
              -109       -132       -158       -180        -272      -332 Spread
         ---------------------------------------------------------------
100-16    0.431998   0.122258  -0.218132  -0.506337   -1.728236 -2.525043 Yield
              -166       -197       -231       -260        -382      -462 Spread
         ---------------------------------------------------------------
100-20   -0.140319  -0.526051  -0.949805  -1.308438   -2.827576 -3.817009 Yield
              -224       -262       -305       -340        -492      -591 Spread
         ---------------------------------------------------------------


WAL         0.2176     0.1917      0.1695     0.1543      0.1118      0.0947
Mod Durn     0.214      0.189       0.167      0.152        0.11       0.093

Principal    May02       May02       May02     May02      May02     May02
Window      -Sep02      -Aug02      -Aug02    -Jul02     -Jun02    -Jun02

LIBOR_1YR          2.86
CMT_1YR            2.54


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_B

Balance  $196,500,000.00   Delay          0
Coupon   3.647             Dated          4/25/02
Settle   4/25/02           First Payment  5/25/02

Price      5 CPR,   10 CPR,    15 CPR,   20 CPR,    25 CPR,   30 CPR,
         Call (Y)   Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)
       ------------------------------------------------------------------
99-12    3.853317   3.946011   4.06659   4.192997   4.325955   4.465423  Yield
               98        107       119        132        145        187  Spread
       ------------------------------------------------------------------
99-16     3.81751   3.891594  3.987962   4.088974   4.195209    4.30663  Yield
               94        102       111        121        132        171  Spread
       ------------------------------------------------------------------
99-20    3.781757   3.837268  3.909471   3.985146   4.064723   4.148175  Yield
               91         96       104        111        119        155  Spread
       ------------------------------------------------------------------
99-24    3.746058    3.78303  3.831118   3.881512   3.934498   3.990056  Yield
               87         91        96        101        106        139  Spread
       ------------------------------------------------------------------
99-28    3.710413   3.728882  3.752902   3.778071   3.804531   3.832272  Yield
               84         85        88         90         93        124  Spread
       ------------------------------------------------------------------
100-00   3.674822   3.674822  3.674822   3.674822   3.674822   3.674822  Yield
               80         80        80         80         80        108  Spread
       ------------------------------------------------------------------
100-04   3.639285   3.620851  3.596878   3.571765   3.545371   3.517705  Yield
               77         75        72         70         67         92  Spread
       ------------------------------------------------------------------
100-08   3.603801   3.566968   3.51907   3.468899   3.416176   3.360919  Yield
               73         69        65         59         54         77  Spread
       ------------------------------------------------------------------
100-12    3.56837   3.513173  3.441398   3.366224   3.287236   3.204464  Yield
               69         64        57         49         41         61  Spread
       ------------------------------------------------------------------
100-16   3.532993   3.459466   3.36386   3.263739   3.158551   3.048339  Yield
               66         59        49         39         28         45  Spread
       ------------------------------------------------------------------
100-20   3.497668   3.405846  3.286456   3.161444    3.03012   2.892541  Yield
               62         53        41         29         16         30  Spread
       ------------------------------------------------------------------

WAL          3.8347     2.4678    1.6832     1.2627     1.0001     0.8211
Mod Durn      3.515      2.314     1.602      1.212      0.965      0.795

Principal    Oct04       Sep03     Mar03    Jan03   Nov02    Oct02
Window      -Jul06      -Dec05    -Oct04   -Feb04  -Oct03   -Jun03

LIBOR_1YR      2.86
CMT_1YR        2.54



Price    35 CPR,    40 CPR,    45 CPR,    50 CPR,    70 CPR,     80 CPR
         Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)
         ---------------------------------------------------------------
99-12    4.612027    4.76916   4.930573  5.111064   6.002552   6.615399 Yield
              222        253        281       302        391        452 Spread
         ---------------------------------------------------------------
99-16    4.423736   4.549233   4.678129  4.822234   5.533634   6.022339 Yield
              203        231        256       273        344        393 Spread
         ---------------------------------------------------------------
99-20    4.235871   4.329838   4.426335  4.534199    5.06641   5.431764 Yield
              184        209        231       244        297        334 Spread
         ---------------------------------------------------------------
99-24    4.048431   4.110972   4.175188  4.246953   4.600872   4.843662 Yield
              166        187        206       215        250        275 Spread
         ---------------------------------------------------------------
99-28    3.861416   3.892634   3.924684  3.960496   4.137012   4.258019 Yield
              147        166        181       186        204        216 Spread
         ---------------------------------------------------------------
100-00   3.674822   3.674822   3.674822  3.674822   3.674822   3.674822 Yield
              128        144        156       158        158        158 Spread
         ---------------------------------------------------------------
100-04   3.488649   3.457534   3.425599   3.38993   3.214294   3.094057 Yield
              110        122        131       129        112        100 Spread
         ---------------------------------------------------------------
100-08   3.302896   3.240767   3.177013  3.105815   2.755419   2.515711 Yield
               91        100        106       101         66         42 Spread
         ---------------------------------------------------------------
100-12    3.11756   3.024521   2.929062  2.822475   2.298189    1.93977 Yield
               72         79         81        73         20        -16 Spread
         ---------------------------------------------------------------
100-16   2.932641   2.808792   2.681741  2.539907   1.842597   1.366222 Yield
               54         57         56        44        -25        -73 Spread
         ---------------------------------------------------------------
100-20   2.748136    2.59358   2.435051  2.258107   1.388634   0.795054 Yield
               35         36         32        16        -71       -130 Spread
         ---------------------------------------------------------------



WAL           0.6911      0.591     0.5144    0.4494      0.277     0.2193
Mod Durn       0.671      0.575      0.501     0.438      0.271      0.215


Principal   Sep02    Aug02    Aug02     Jul02     Jun02    Jun02
Window     -Apr03   -Feb03   -Jan03    -Dec02    -Sep02   -Aug02


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_C

Balance  $432,000,000.00    Delay         24
Coupon   5.491              Dated         4/1/02
Settle   4/25/02            First Payment 5/25/02


Price    5 CPR,     10 CPR,     15 CPR,    20 CPR,    25 CPR,   30 CPR,
         Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)  Call (Y)
         -----------------------------------------------------------------
99-12      5.624339   5.624809  5.630317   5.639669    5.65241   5.669207 Yield
                 64         65        77         96        117        146 Spread
         -----------------------------------------------------------------
99-16      5.590452   5.590694  5.593541   5.598373   5.604956   5.613636 Yield
                 61         62        73         92        112        141 Spread
         -----------------------------------------------------------------
99-20      5.556616   5.556632  5.556821   5.557143   5.557582    5.55816 Yield
                 58         58        69         87        107        135 Spread
         -----------------------------------------------------------------
99-24       5.52283    5.52262  5.520158   5.515979   5.510287   5.502781 Yield
                 54         55        66         83        103        130 Spread
         -----------------------------------------------------------------
99-28      5.489096    5.48866  5.483551   5.474881   5.463071   5.447498 Yield
                 51         52        62         79         98        124 Spread
         -----------------------------------------------------------------
100-00     5.455413   5.454751  5.447001   5.433849   5.415934    5.39231 Yield
                 47         48        58         75         93        118 Spread
         -----------------------------------------------------------------
100-04      5.42178   5.420893  5.410506   5.392881   5.368875   5.337218 Yield
                 44         45        55         71         88        113 Spread
         -----------------------------------------------------------------
100-08     5.388197   5.387086  5.374067   5.351979   5.321894   5.282221 Yield
                 41         41        51         67         84        107 Spread
         -----------------------------------------------------------------
100-12     5.354665   5.353329  5.337684   5.311142   5.274992   5.227318 Yield
                 37         38        47         63         79        102 Spread
         -----------------------------------------------------------------
100-16     5.321183   5.319623  5.301357    5.27037   5.228167    5.17251 Yield
                 34         35        44         59         74         97 Spread
         -----------------------------------------------------------------
100-20     5.287751   5.285967  5.265084   5.229662    5.18142   5.117796 Yield
                 31         31        40         55         70         91 Spread
         -----------------------------------------------------------------

WAL            4.25     4.2185    3.8866     3.4308     2.9559      2.495
Mod Durn        3.7      3.676      3.41      3.038      2.644      2.259

Principal    Jul06     Dec05      Oct04    Feb04     Oct03       Jun03
Window      -Jul06    -Jul06     -Ju06    -Jul06    -Jul06      -Jul06

LIBOR_1YR      2.86
CMT_1YR        2.54



Price     35 CPR,    40 CPR,    45 CPR,    50 CPR,    70 CPR,     80 CPR
          Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)
         ----------------------------------------------------------------
99-12     5.690074    5.71255   5.736714  5.762969   5.900555   6.006312 Yield
               173        201        226       247        290        301 Spread
         ----------------------------------------------------------------
99-16     5.624418   5.636032   5.648517  5.662081   5.733152   5.787766 Yield
               166        193        217       236        273        279 Spread
         ----------------------------------------------------------------
99-20     5.558879   5.559653   5.560484  5.561388   5.566122   5.569759 Yield
               160        186        208       226        257        257 Spread
         ----------------------------------------------------------------
99-24     5.493456   5.483412   5.472617  5.460889   5.399464   5.352289 Yield
               153        178        199       216        240        235 Spread
         ----------------------------------------------------------------
99-28     5.428148    5.40731   5.384913  5.360582   5.233176   5.135353 Yield
               147        170        191       206        223        214 Spread
         ----------------------------------------------------------------
100-00    5.362956   5.331346   5.297372  5.260468   5.067258   4.918951 Yield
               140        163        182       196        207        192 Spread
         ----------------------------------------------------------------
100-04     5.29788    5.25552   5.209994  5.160546   4.901708   4.703079 Yield
               134        155        173       186        190        170 Spread
         ----------------------------------------------------------------
100-08    5.232918    5.17983   5.122779  5.060815   4.736524   4.487736 Yield
               127        148        164       176        174        149 Spread
         ----------------------------------------------------------------
100-12    5.168071   5.104278   5.035726  4.961275   4.571705    4.27292 Yield
               121        140        156       166        157        127 Spread
         ----------------------------------------------------------------
100-16    5.103337   5.028861   4.948833  4.861924   4.407251   4.058629 Yield
               114        133        147       156        141        106 Spread
         ----------------------------------------------------------------
100-20    5.038718    4.95358   4.862102  4.762763   4.243159    3.84486 Yield
               108        125        138       147        124         84 Spread
         ----------------------------------------------------------------


WAL         2.0863     1.7733     1.5272    1.3271     0.7871     0.5996
Mod Durn     1.912      1.641      1.424     1.245      0.751      0.576

Principal    Apr03     Feb03     Jan03       Dec02     Sep02      Aug02
Window      -Jan06    -Jun05    -Dec04      -Aug04    -Sep03     -Apr03

LIBOR_1YR      2.86
CMT_1YR        2.54


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_D

Balance  $176,777,000.00 Delay         24
Coupon   6.016           Dated         4/1/02
Settle   4/25/02         First Payment 5/25/02


Price  5 CPR,     10 CPR,     15 CPR,    20 CPR,    25 CPR,   30 CPR,
       Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)  Call (Y)
       ------------------------------------------------------------------
99-12    6.153349   6.153349  6.153349   6.153349   6.153349   6.153349  Yield
              117        117       117        117        117        117  Spread
       ------------------------------------------------------------------
99-16    6.119031   6.119031  6.119031   6.119031   6.119031   6.119031  Yield
              114        114       114        114        114        114  Spread
       ------------------------------------------------------------------
99-20    6.084765   6.084765  6.084765   6.084765   6.084765   6.084765  Yield
              110        110       110        110        110        110  Spread
       ------------------------------------------------------------------
99-24    6.050551   6.050551  6.050551   6.050551   6.050551   6.050551  Yield
              107        107       107        107        107        107  Spread
       ------------------------------------------------------------------
99-28    6.016389   6.016389  6.016389   6.016389   6.016389   6.016389  Yield
              104        104       104        104        104        104  Spread
       ------------------------------------------------------------------
100-00   5.982278   5.982278  5.982278   5.982278   5.982278   5.982278  Yield
              100        100       100        100        100        100  Spread
       ------------------------------------------------------------------
100-04   5.948219   5.948219  5.948219   5.948219   5.948219   5.948219  Yield
               97         97        97         97         97         97  Spread
       ------------------------------------------------------------------
100-08   5.914212   5.914212  5.914212   5.914212   5.914212   5.914212  Yield
               93         93        93         93         93         93  Spread
       ------------------------------------------------------------------
100-12   5.880256   5.880256  5.880256   5.880256   5.880256   5.880256  Yield
               90         90        90         90         90         90  Spread
       ------------------------------------------------------------------
100-16    5.84635    5.84635   5.84635    5.84635    5.84635    5.84635  Yield
               87         87        87         87         87         87  Spread
       ------------------------------------------------------------------
100-20   5.812496   5.812496  5.812496   5.812496   5.812496   5.812496  Yield
               83         83        83         83         83         83  Spread
       ------------------------------------------------------------------

WAL          4.25       4.25      4.25       4.25       4.25       4.25
Mod Durn    3.653      3.653     3.653      3.653      3.653      3.653

Principal     Jul06      Jul06    Jul06    Jul06     Jul06     Jul06
Window       -Jul06     -Jul06  -Jul06    -Jul06    -Jul06    -Jul06

LIBOR_1YR      2.86
CMT_1YR        2.54



Price    35 CPR,    40 CPR,    45 CPR,    50 CPR,    70 CPR,     80 CPR
         Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)
        ---------------------------------------------------------------
99-12   6.154101   6.157029    6.16476   6.17477   6.229355   6.268404 Yield
             119        125        145       164        253        294 Spread
        ---------------------------------------------------------------
99-16   6.119363   6.120655   6.124068  6.128487    6.15258   6.169813 Yield
             115        122        141       160        245        284 Spread
        ---------------------------------------------------------------
99-20   6.084678   6.084338   6.083439  6.082276   6.075934   6.071398 Yield
             112        118        137       155        238        274 Spread
        ---------------------------------------------------------------
99-24   6.050045   6.048075   6.042873  6.036137   5.999416   5.973157 Yield
             109        114        133       151        230        264 Spread
        ---------------------------------------------------------------
99-28   6.015466   6.011869   6.002369   5.99007   5.923026   5.875091 Yield
             105        111        129       146        222        255 Spread
        ---------------------------------------------------------------
100-00  5.980938   5.975717   5.961928  5.944075   5.846763   5.777197 Yield
             102        107        125       141        215        245 Spread
        ---------------------------------------------------------------
100-04  5.946463   5.939621   5.921548  5.898152   5.770628   5.679477 Yield
              98        104        121       137        207        235 Spread
        ---------------------------------------------------------------
100-08   5.91204    5.90358   5.881231  5.852299    5.69462   5.581929 Yield
              95        100        117       132        200        225 Spread
        ---------------------------------------------------------------
100-12  5.877669   5.867593   5.840976  5.806518   5.618738   5.484553 Yield
              91         96        112       128        192        216 Spread
        ---------------------------------------------------------------
100-16  5.843349   5.831662   5.800783  5.760808   5.542982   5.387349 Yield
              88         93        108       123        184        206 Spread
        ---------------------------------------------------------------
100-20  5.809082   5.795784   5.760651  5.715169   5.467352   5.290315 Yield
              84         89        104       119        177        196 Spread
        ---------------------------------------------------------------


WAL         4.1922     3.9828     3.5132     3.047     1.7687      1.361
Mod Durn     3.609      3.447      3.081     2.709      1.634      1.273

Principal     Jan06    Jun05     Dec04     Aug04     Sep03      Apr03
Window       -Jul06   -Jul06    -Feb06    -Aug05    -Mar04     -Oct03

LIBOR_1YR      2.86
CMT_1YR        2.54


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A2

Balance  $130,952,000.00    Delay         24
Coupon   6.322              Dated         4/1/02
Settle   4/25/02            First Payment 5/25/02

Price   5 CPR,     10 CPR,     15 CPR,    20 CPR,    25 CPR,   30 CPR,
        Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)  Call (Y)
        ------------------------------------------------------------------
100-12    6.191183    6.16332  6.131779   6.096587   6.056978   6.012367  Yield
               116        130       146        159        177        192  Spread
        ------------------------------------------------------------------
100-16    6.157698   6.125506  6.089069   6.048416   6.002663   5.951136  Yield
               113        127       142        155        172        186  Spread
        ------------------------------------------------------------------
100-20    6.124269    6.08776  6.046441   6.000343   5.948466   5.890046  Yield
               110        123       138        150        166        180  Spread
        ------------------------------------------------------------------
100-24    6.090895   6.050081  6.003893   5.952368   5.894387   5.829095  Yield
               106        119       133        145        161        173  Spread
        ------------------------------------------------------------------
100-28    6.057576    6.01247  5.961427   5.904491   5.840425   5.768284  Yield
               103        115       129        140        155        167  Spread
        ------------------------------------------------------------------
101-00    6.024312   5.974925  5.919042   5.856711   5.786579   5.707611  Yield
               100        112       125        135        150        161  Spread
        ------------------------------------------------------------------
101-04    5.991102   5.937446  5.876737   5.809028   5.732849   5.647077  Yield
                96        108       121        131        145        155  Spread
        ------------------------------------------------------------------
101-08    5.957947   5.900034  5.834512   5.761441   5.679234   5.586681  Yield
                93        104       116        126        139        149  Spread
        ------------------------------------------------------------------
101-12    5.924847   5.862687  5.792367   5.713951   5.625735   5.526423  Yield
                90        100       112        121        134        143  Spread
        ------------------------------------------------------------------
101-16    5.891801   5.825407  5.750302   5.666556   5.572351     5.4663  Yield
                86         97       108        116        129        137  Spread
        ------------------------------------------------------------------
101-20    5.858809   5.788192  5.708316   5.619257   5.519081   5.406315  Yield
                83         93       104        112        123        131  Spread
        -----------------------------------------------------------------

WAL           4.411     3.8728    3.3986     2.9868     2.6251     2.3073
Mod Durn      3.708      3.286     2.911      2.582      2.291      2.034

Principal      May02       May02       May02      May02    May02        May02
Window        -Jun07      -Jun07      -Jun07     -Jun07   -Jun07       -Jun07

LIBOR_1YR      2.86
CMT_1YR        2.54



Price      35 CPR,    40 CPR,    45 CPR,    50 CPR,    70 CPR,     80 CPR
           Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)
          ---------------------------------------------------------------
100-12    5.962379   5.892248   5.817345  5.735245   5.302161   4.984226 Yield
               204        223        237       247        230        198 Spread
          ---------------------------------------------------------------
100-16      5.8934   5.812373   5.725836  5.630991   5.130745   4.763617 Yield
               197        215        228       236        213        176 Spread
          ---------------------------------------------------------------
100-20    5.824587   5.732694   5.634557  5.527002   4.959813   4.543679 Yield
               190        207        219       226        196        154 Spread
          ---------------------------------------------------------------
100-24    5.755941    5.65321   5.543506  5.423278   4.789361   4.324409 Yield
               183        199        210       216        179        132 Spread
          ---------------------------------------------------------------
100-28     5.68746   5.573921   5.452682  5.319818   4.619387   4.105803 Yield
               176        191        201       205        162        111 Spread
          ---------------------------------------------------------------
101-00    5.619144   5.494826   5.362085  5.216621   4.449889   3.887859 Yield
               169        183        192       195        145         89 Spread
          ---------------------------------------------------------------
101-04    5.550991   5.415923   5.271712  5.113686   4.280866   3.670574 Yield
               162        176        183       185        128         67 Spread
          ---------------------------------------------------------------
101-08    5.483002   5.337213   5.181564  5.011012   4.112315   3.453944 Yield
               156        168        174       174        111         45 Spread
          ---------------------------------------------------------------
101-12    5.415176   5.258695    5.09164  4.908596   3.944234   3.237966 Yield
               149        160        165       164         94         24 Spread
          ---------------------------------------------------------------
101-16    5.347512   5.180367   5.001938   4.80644    3.77662   3.022638 Yield
               142        152        156       154         78          2 Spread
          ---------------------------------------------------------------
101-20    5.280009   5.102229   4.912457   4.70454   3.609473   2.807956 Yield
               135        144        147       144         61        -19 Spread
          ---------------------------------------------------------------


WAL         2.0295     1.7265     1.4891    1.2939     0.7645     0.5879
Mod Durn     1.806       1.56      1.362     1.196      0.728      0.566

Principal  May02    May02     May02     May02     May02    May02   May02
Window    -Jun07   -Jun07    -Sep06    -Feb06    -Aug05   -Mar04  -Oct03

LIBOR_1YR      2.86
CMT_1YR        2.54


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - B1

Balance  $9,924,000.00 Delay         24
Coupon   6.87076       Dated         4/1/02
Settle   4/25/02       First Payment 5/25/02

Price    5 CPR,     10 CPR,     15 CPR,    20 CPR,    25 CPR,   30 CPR,
         Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)  Call (Y)
         -----------------------------------------------------------------
98-29      5.893115   6.079173  6.337633   6.585877   6.771468   6.928288 Yield
                 53         81       134        183        215        256 Spread
         -----------------------------------------------------------------
99-01      5.879239   6.062207  6.316299   6.559623   6.740818   6.893464 Yield
                 51         80       132        180        212        252 Spread
         -----------------------------------------------------------------
99-05       5.86539   6.045273  6.295004   6.533415    6.71022   6.858698 Yield
                 50         78       130        178        209        249 Spread
         -----------------------------------------------------------------
99-09      5.851568   6.028369  6.273746   6.507252   6.679675   6.823991 Yield
                 49         76       128        175        206        245 Spread
         -----------------------------------------------------------------
99-13      5.837772   6.011496  6.252526   6.481135   6.649182   6.789342 Yield
                 47         75       125        172        203        242 Spread
         -----------------------------------------------------------------
99-17      5.824004   5.994654  6.231344   6.455063   6.618741   6.754752 Yield
                 46         73       123        170        200        238 Spread
         -----------------------------------------------------------------
99-21      5.810263   5.977843  6.210199   6.429036   6.588352   6.720219 Yield
                 44         71       121        167        197        235 Spread
         -----------------------------------------------------------------
99-25      5.796548   5.961063  6.189091   6.403055   6.558014   6.685744 Yield
                 43         70       119        165        194        232 Spread
         -----------------------------------------------------------------
99-29      5.782859   5.944313   6.16802   6.377118   6.527728   6.651327 Yield
                 42         68       117        162        191        228 Spread
         -----------------------------------------------------------------
100-01     5.769197   5.927594  6.146987   6.351226   6.497493   6.616968 Yield
                 40         66       115        159        188        225 Spread
         -----------------------------------------------------------------
100-05     5.755562   5.910905   6.12599   6.325379    6.46731   6.582666 Yield
                 39         65       113        157        185        221 Spread
         -----------------------------------------------------------------

WAL         15.2107    11.1097    8.1145       6.22     5.1252      4.385
Mod Durn      9.089       7.43     5.907      4.799       4.11      3.617

Principal   May02    May02     May02     May02     May02     May02
Window     -Aug24   -Dec18    -Aug14    -Oct11    -Nov09    -Jun08

LIBOR_1YR      2.86
CMT_1YR        2.54



Price    35 CPR,    40 CPR,    45 CPR,    50 CPR,    70 CPR,     80 CPR
         Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)
        ---------------------------------------------------------------
98-29   7.065674   7.167736   7.221226  7.251823   7.430141   7.540313 Yield
             291        319        340       356        438        475 Spread
        ---------------------------------------------------------------
99-01   7.026425   7.123806   7.171797  7.196333   7.339377   7.427767 Yield
             287        315        335       351        428        464 Spread
        ---------------------------------------------------------------
99-05   6.987242   7.079951   7.122451  7.140939   7.248781   7.315438 Yield
             283        310        330       345        419        453 Spread
        ---------------------------------------------------------------
99-09   6.948125   7.036169    7.07319   7.08564   7.158352   7.203325 Yield
             280        306        325       340        410        441 Spread
        ---------------------------------------------------------------
99-13   6.909073    6.99246   7.024013  7.030436   7.068091   7.091427 Yield
             276        301        320       334        401        430 Spread
        ---------------------------------------------------------------
99-17   6.870087   6.948825   6.974919  6.975328   6.977995   6.979745 Yield
             272        297        315       329        392        419 Spread
        ---------------------------------------------------------------
99-21   6.831166   6.905263   6.925908  6.920314   6.888066   6.868277 Yield
             268        293        310       323        383        408 Spread
        ---------------------------------------------------------------
99-25   6.792309   6.861774   6.876981  6.865394   6.798301   6.757023 Yield
             264        288        305       318        374        397 Spread
        ---------------------------------------------------------------
99-29   6.753518   6.818357   6.828136  6.810569   6.708702   6.645982 Yield
             260        284        301       312        365        386 Spread
        ---------------------------------------------------------------
100-01  6.714791   6.775013   6.779374  6.755838   6.619267   6.535153 Yield
             256        280        296       307        356        375 Spread
        ---------------------------------------------------------------
100-05  6.676128   6.731741   6.730694  6.701199   6.529996   6.424535 Yield
             252        275        291       301        348        363 Spread
        ---------------------------------------------------------------


WAL         3.8076     3.3445     2.9302    2.5778     1.5159     1.2086
Mod Durn     3.209      2.867      2.549      2.27      1.389       1.12

Principal      May02   May02   May02   May02   May02    May02
Window        -Jun07  -Sep06  -Feb06  -Aug05  -Mar04   -Oct03

LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - B2

Balance  $6,065,000.00  Delay         24
Coupon   6.87076        Dated         4/1/02
Settle   4/25/02        First Payment 5/25/02

Price    5 CPR,     10 CPR,     15 CPR,    20 CPR,    25 CPR,   30 CPR,
         Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)  Call (Y)
         ------------------------------------------------------------------
97-22      6.029848   6.246251  6.547644   6.844283    7.07309   7.270943 Yield
                 66         98       155        209        246        290 Spread
         -----------------------------------------------------------------
97-26      6.015702   6.228975  6.525935   6.817575    7.04192   7.235536 Yield
                 65         96       153        206        242        287 Spread
         -----------------------------------------------------------------
97-30      6.001585   6.211731  6.504264   6.790914   7.010803    7.20019 Yield
                 64         95       151        203        239        283 Spread
         -----------------------------------------------------------------
98-02      5.987495   6.194519  6.482633     6.7643   6.979741   7.164904 Yield
                 62         93       149        201        236        279 Spread
         -----------------------------------------------------------------
98-06      5.973434    6.17734  6.461041   6.737734   6.948732   7.129678 Yield
                 61         91       146        198        233        276 Spread
         -----------------------------------------------------------------
98-10        5.9594   6.160192  6.439487   6.711214   6.917777   7.094512 Yield
                 59         90       144        195        230        272 Spread
         -----------------------------------------------------------------
98-14      5.945393   6.143076  6.417972    6.68474   6.886876   7.059406 Yield
                 58         88       142        193        227        269 Spread
         -----------------------------------------------------------------
98-18      5.931415   6.125992  6.396496   6.658313   6.856027    7.02436 Yield
                 57         86       140        190        224        265 Spread
         -----------------------------------------------------------------
98-22      5.917464    6.10894  6.375058   6.631932   6.825232   6.989373 Yield
                 55         84       138        187        221        262 Spread
         -----------------------------------------------------------------
98-26       5.90354   6.091919  6.353658   6.605598    6.79449   6.954445 Yield
                 54         83       136        185        218        258 Spread
         -----------------------------------------------------------------
98-30      5.889643   6.074929  6.332296   6.579309     6.7638   6.919577 Yield
                 52         81       133        182        215        255 Spread
         -----------------------------------------------------------------

WAL         15.2107    11.1097    8.1145       6.22     5.1252      4.385
Mod Durn      9.027      7.387     5.877      4.776      4.092      3.602

Principal    May02     May02    May02    May02    May02    May02
Window      -Aug24    -Dec18   -Aug14   -Oct11   -Nov09   -Jun08

LIBOR_1YR      2.86
CMT_1YR        2.54


Price    35 CPR,    40 CPR,    45 CPR,    50 CPR,    70 CPR,     80 CPR
         Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)
        ---------------------------------------------------------------
97-22    7.45185   7.599978   7.707639  7.797937   8.324007   8.649167 Yield
             330        362        389       411        527        586 Spread
        ---------------------------------------------------------------
97-26   7.411947   7.555314   7.657373  7.741497   8.231576   8.534466 Yield
             326        358        383       405        518        574 Spread
        ---------------------------------------------------------------
97-30   7.372112   7.510727   7.607194  7.685155   8.139319   8.419989 Yield
             322        353        378       400        508        563 Spread
        ---------------------------------------------------------------
98-02   7.332345   7.466216   7.557102  7.628912   8.047235   8.305735 Yield
             318        349        373       394        499        552 Spread
        ---------------------------------------------------------------
98-06   7.292646   7.421781   7.507096  7.572767   7.955322   8.191705 Yield
             314        344        368       388        490        540 Spread
        ---------------------------------------------------------------
98-10   7.253014   7.377421   7.457177   7.51672   7.863582   8.077896 Yield
             310        340        363       383        481        529 Spread
        ---------------------------------------------------------------
98-14   7.213449   7.333136   7.407343   7.46077   7.772012   7.964308 Yield
             306        335        358       377        472        517 Spread
        ---------------------------------------------------------------
98-18   7.173951   7.288927   7.357595  7.404918   7.680613   7.850941 Yield
             302        331        354       372        463        506 Spread
        ---------------------------------------------------------------
98-22   7.134519   7.244792   7.307932  7.349163   7.589384   7.737794 Yield
             298        327        349       366        453        495 Spread
        ---------------------------------------------------------------
98-26   7.095154   7.200732   7.258354  7.293504   7.498325   7.624866 Yield
             294        322        344       360        444        484 Spread
        ---------------------------------------------------------------
98-30   7.055856   7.156747   7.208861  7.237942   7.407435   7.512156 Yield
             290        318        339       355        435        472 Spread
        ---------------------------------------------------------------

WAL        3.8076     3.3445     2.9302    2.5778     1.5159     1.2086
Mod Durn    3.196      2.855      2.537      2.26      1.381      1.113

Principal  May02     May02     May02     May02    May02     May02
Window    -Jun07    -Sep06    -Feb06    -Aug05   -Mar04    -Oct03

LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - B3

Balance  $4,411,000.00 Delay         24
Coupon   6.87076       Dated         4/1/02
Settle   4/25/02       First Payment 5/25/02

Price   5 CPR,     10 CPR,     15 CPR,    20 CPR,    25 CPR,   30 CPR,
        Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)  Call (Y)
        ------------------------------------------------------------------
95-22     6.260074   6.527145  6.900415   7.278156   7.579317   7.845843  Yield
                89        126       190        252        296        348  Spread
        ------------------------------------------------------------------
95-26     6.245466   6.509338  6.878063   7.250672   7.547257   7.809441  Yield
                88        125       188        249        293        344  Spread
        ------------------------------------------------------------------
95-30     6.230887   6.491564  6.855751   7.223238   7.515254   7.773103  Yield
                87        123       186        247        290        340  Spread
        ------------------------------------------------------------------
96-02     6.216338   6.473825  6.833481   7.195852   7.483308   7.736828  Yield
                85        121       184        244        287        337  Spread
        ------------------------------------------------------------------
96-06     6.201819    6.45612  6.811252   7.168517   7.451418   7.700617  Yield
                84        119       181        241        283        333  Spread
        ------------------------------------------------------------------
96-10     6.187329   6.438448  6.789063    7.14123   7.419585   7.664469  Yield
                82        117       179        238        280        329  Spread
        ------------------------------------------------------------------
96-14     6.172868    6.42081  6.766915   7.113993   7.387808   7.628383  Yield
                81        116       177        236        277        326  Spread
        ------------------------------------------------------------------
96-18     6.158436   6.403205  6.744808   7.086804   7.356087   7.592361  Yield
                79        114       175        233        274        322  Spread
        ------------------------------------------------------------------
96-22     6.144034   6.385633  6.722741   7.059665   7.324422     7.5564  Yield
                78        112       173        230        271        319  Spread
        ------------------------------------------------------------------
96-26      6.12966   6.368095  6.700714   7.032574   7.292812   7.520502  Yield
                76        110       170        228        267        315  Spread
        ------------------------------------------------------------------
96-30     6.115315    6.35059  6.678728   7.005531   7.261258   7.484666  Yield
                75        109       168        225        264        311  Spread
        ------------------------------------------------------------------

WAL         15.2107    11.1097    8.1145       6.22     5.1252      4.385
Mod Durn      8.923      7.316     5.827      4.738      4.061      3.576

Principal  May02     May02    May02    May02     May02      May02
Window    -Aug24   -Dec18    -Aug14   -Oct11   -Nov09      -Jun08

LIBOR_1YR      2.86
CMT_1YR        2.54



Price     35 CPR,    40 CPR,    45 CPR,    50 CPR,    70 CPR,     80 CPR
          Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)
        ---------------------------------------------------------------
95-22    8.099709   8.325159   8.523937   8.71468   9.826938   10.51549 Yield
              395        435        470       503        677        773 Spread
        ---------------------------------------------------------------
95-26    8.058689   8.279243   8.472243  8.656616   9.731656  10.397099 Yield
              391        430        465       497        668        761 Spread
        ---------------------------------------------------------------
95-30    8.017742   8.233407    8.42064  8.598655   9.636556  10.278944 Yield
              386        425        460       491        658        749 Spread
        ---------------------------------------------------------------
96-02    7.976865    8.18765   8.369129  8.540798   9.541639  10.161025 Yield
              382        421        455       485        649        737 Spread
        ---------------------------------------------------------------
96-06     7.93606   8.141974   8.317708  8.483044   9.446902   10.04334 Yield
              378        416        450       479        639        725 Spread
        ---------------------------------------------------------------
96-10    7.895325   8.096377   8.266377  8.425394   9.352347    9.92589 Yield
              374        412        444       474        630        714 Spread
        ---------------------------------------------------------------
96-14     7.85466   8.050858   8.215137  8.367845   9.257972   9.808673 Yield
              370        407        439       468        620        702 Spread
        ---------------------------------------------------------------
96-18    7.814067   8.005419   8.163987    8.3104   9.163776   9.691689 Yield
              366        403        434       462        611        690 Spread
        ---------------------------------------------------------------
96-22    7.773543   7.960059   8.112927  8.253056    9.06976   9.574936 Yield
              362        398        429       456        602        679 Spread
        ---------------------------------------------------------------
96-26    7.733089   7.914777   8.061956  8.195814   8.975922   9.458415 Yield
              358        394        424       451        592        667 Spread
        ---------------------------------------------------------------
96-30    7.692704   7.869573   8.011074  8.138673   8.882262   9.342123 Yield
              354        389        419       445        583        655 Spread
        ---------------------------------------------------------------

WAL        3.8076     3.3445     2.9302    2.5778     1.5159     1.2086
Mod Durn    3.174      2.835      2.519     2.243      1.367      1.101

Principal   May02    May02     May02     May02   May02    May02
Window     -Jun07   -Sep06    -Feb06    -Aug05  -Mar04   -Oct03

LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_A

Balance       $141,700,000.00    Delay               0
Coupon        2.731              Dated               4/25/02
Settle        4/25/02            First Payment       5/25/02

            -----------------------------------------------------------------------------------------------------------------
Price       5 CPR            10 CPR             15 CPR             20 CPR             25 CPR              30 CPR
            -----------------------------------------------------------------------------------------------------------------
99-12               3.269472           3.673063           4.078115            4.48546            4.886492           5.298331 Yield
                          40                127                198                239                 279                320 Spread
            -----------------------------------------------------------------------------------------------------------------
99-16               3.164436           3.486816           3.810243           4.135379            4.455351           4.783828 Yield
                          29                109                171                204                 236                269 Spread
            -----------------------------------------------------------------------------------------------------------------
99-20               3.059629           3.301047           3.543157           3.786456            4.025798           4.271414 Yield
                          19                 90                145                169                 193                218 Spread
            -----------------------------------------------------------------------------------------------------------------
99-24               2.955053           3.115754           3.276855           3.438687            3.597825           3.761076 Yield
                           8                 71                118                134                 150                167 Spread
            -----------------------------------------------------------------------------------------------------------------
99-28               2.850705           2.930934           3.011332           3.092065            3.171424           3.252804 Yield
                          -2                 53                 92                100                 108                116 Spread
            -----------------------------------------------------------------------------------------------------------------
100-00              2.746585           2.746585           2.746585           2.746585            2.746585           2.746585 Yield
                         -13                 35                 65                 65                  65                 65 Spread
            -----------------------------------------------------------------------------------------------------------------
100-04              2.642693           2.562707           2.482612           2.402242            2.323303           2.242409 Yield
                         -23                 16                 39                 31                  23                 15 Spread
            -----------------------------------------------------------------------------------------------------------------
100-08              2.539027           2.379297           2.219407           2.059031            1.901567           1.740265 Yield
                         -33                 -2                 12                 -4                 -19                -36 Spread
            -----------------------------------------------------------------------------------------------------------------
100-12              2.435586           2.196352           1.956968           1.716945            1.481371            1.24014 Yield
                         -44                -20                -14                -38                 -61                -86 Spread
            -----------------------------------------------------------------------------------------------------------------
100-16               2.33237           2.013872           1.695292           1.375979            1.062707           0.742024 Yield
                         -54                -39                -40                -72                -103               -135 Spread
            -----------------------------------------------------------------------------------------------------------------
100-20              2.229378           1.831854           1.434375           1.036129            0.645566           0.245907 Yield
                         -64                -57                -66               -106                -145               -185 Spread
            -----------------------------------------------------------------------------------------------------------------

WAL                   1.2445              0.696             0.4829             0.3693                 0.3             0.2516
Mod Durn               1.202              0.679              0.473              0.362               0.295              0.247
Principal
   Window   May02 - Oct04      May02 - Sep03       May02 - Mar03      May02 - Jan03      May02 - Nov02       May02 - Oct02



Price       35 CPR             40 CPR             45 CPR             50 CPR            70 CPR              80 CPR
            ------------------------------------------------------------------------------------------------------------------
99-12               5.697915           6.098413           6.539945           6.915262            8.519345            9.576956 Yield
                         360                400                444                482                 642                 748 Spread
            ------------------------------------------------------------------------------------------------------------------
99-16               5.102403           5.421593           5.773361           6.072243            7.348502            8.188938 Yield
                         301                333                368                398                 525                 609 Spread
            ------------------------------------------------------------------------------------------------------------------
99-20                4.50953            4.74802           5.010759           5.233899            6.185873            6.811994 Yield
                         241                265                291                314                 409                 472 Spread
            ------------------------------------------------------------------------------------------------------------------
99-24                3.91928           4.077675           4.252113           4.400196            5.031389            5.446022 Yield
                         182                198                216                230                 294                 335 Spread
            ------------------------------------------------------------------------------------------------------------------
99-28               3.331637           3.410537           3.497397           3.571102            3.884983            4.090919 Yield
                         124                131                140                148                 179                 199 Spread
            ------------------------------------------------------------------------------------------------------------------
100-00              2.746585           2.746585           2.746585           2.746585            2.746585            2.746585 Yield
                          65                 65                 65                 65                  65                  65 Spread
            ------------------------------------------------------------------------------------------------------------------
100-04              2.164111           2.085802           1.999652           1.926615            1.616131            1.412921 Yield
                           7                 -1                -10                -17                 -48                 -68 Spread
            ------------------------------------------------------------------------------------------------------------------
100-08              1.584198           1.428166           1.256572           1.111158            0.493553            0.089826 Yield
                         -51                -67                -84                -98                -160                -201 Spread
            ------------------------------------------------------------------------------------------------------------------
100-12              1.006832           0.773658           0.517319           0.300185           -0.621215           -1.222797 Yield
                        -109               -132               -158               -180                -272                -332 Spread
            ------------------------------------------------------------------------------------------------------------------
100-16              0.431998           0.122258          -0.218132          -0.506337           -1.728236           -2.525043 Yield
                        -166               -197               -231               -260                -382                -462 Spread
            ------------------------------------------------------------------------------------------------------------------
100-20             -0.140319          -0.526051          -0.949805          -1.308438           -2.827576           -3.817009 Yield
                        -224               -262               -305               -340                -492                -591 Spread
            -----------------------------------------------------------------------------------------------------------------

WAL                   0.2176             0.1917             0.1695             0.1543              0.1118             0.0947
Mod Durn               0.214              0.189              0.167              0.152                0.11              0.093
Principal
  Window    May02 - Sep02        May02 - Aug02       May02 - Aug02        May02 - Jul02       May02 - Jun02        May02 - Jun02


LIBOR_1YR       2.86
CMT_1YR         2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933,
Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_B

Balance  $196,500,000.00 Delay          0
Coupon   3.647           Dated          4/25/02
Settle   4/25/02         First Payment  5/25/02

Price    5 CPR                10 CPR               15 CPR              20 CPR               25 CPR               30 CPR
         --------------------------------------------------------------------------------------------------------------------
99-12      3.833207             3.946011             4.06659             4.192997             4.325955             4.465423  Yield
                 96                  107                 119                  132                  145                  187  Spread
         --------------------------------------------------------------------------------------------------------------------
99-16      3.801432             3.891594            3.987962             4.088974             4.195209              4.30663  Yield
                 93                  102                 111                  121                  132                  171  Spread
         --------------------------------------------------------------------------------------------------------------------
99-20      3.769705             3.837268            3.909471             3.985146             4.064723             4.148175  Yield
                 90                   96                 104                  111                  119                  155  Spread
         --------------------------------------------------------------------------------------------------------------------
99-24      3.738029              3.78303            3.831118             3.881512             3.934498             3.990056  Yield
                 86                   91                  96                  101                  106                  139  Spread
         --------------------------------------------------------------------------------------------------------------------
99-28      3.706401             3.728882            3.752902             3.778071             3.804531             3.832272  Yield
                 83                   85                  88                   90                   93                  124  Spread
         --------------------------------------------------------------------------------------------------------------------
100-00     3.674822             3.674822            3.674822             3.674822             3.674822             3.674822  Yield
                 80                   80                  80                   80                   80                  108  Spread
         --------------------------------------------------------------------------------------------------------------------
100-04     3.643292             3.620851            3.596878             3.571765             3.545371             3.517705  Yield
                 77                   75                  72                   70                   67                   92  Spread
         --------------------------------------------------------------------------------------------------------------------
100-08     3.611811             3.566968             3.51907             3.468899             3.416176             3.360919  Yield
                 74                   69                  65                   59                   54                   77  Spread
         --------------------------------------------------------------------------------------------------------------------
100-12     3.580379             3.513173            3.441398             3.366224             3.287236             3.204464  Yield
                 71                   64                  57                   49                   41                   61  Spread
         --------------------------------------------------------------------------------------------------------------------
100-16     3.548995             3.459466             3.36386             3.263739             3.158551             3.048339  Yield
                 67                   59                  49                   39                   28                   45  Spread
         --------------------------------------------------------------------------------------------------------------------
100-20     3.517659             3.405846            3.286456             3.161444              3.03012             2.892541  Yield
                 64                   53                  41                   29                   16                   30  Spread
         --------------------------------------------------------------------------------------------------------------------

WAL          4.3782               2.4678              1.6832               1.2627               1.0001               0.8211
Mod Durn      3.961                2.314               1.602                1.212                0.965                0.795
Principal
  Window   Oct04- Aug08     Sep03 - Dec05        Mar03 - Oct04        Jan03 - Feb04        Nov02 - Oct03        Oct02 - Jun03




(Chart Continued)


Price        35 CPR              40 CPR               45 CPR               50 CPR              70 CPR             80 CPR
         -------------------------------------------------------------------------------------------------------------------
99-12         4.612027              4.76916             4.930573            5.111064             6.002552           6.615399 Yield
                   222                  253                  281                 302                  391                452 Spread
         -------------------------------------------------------------------------------------------------------------------
99-16         4.423736             4.549233             4.678129            4.822234             5.533634           6.022339 Yield
                   203                  231                  256                 273                  344                393 Spread
         -------------------------------------------------------------------------------------------------------------------
99-20         4.235871             4.329838             4.426335            4.534199              5.06641           5.431764 Yield
                   184                  209                  231                 244                  297                334 Spread
         -------------------------------------------------------------------------------------------------------------------
99-24         4.048431             4.110972             4.175188            4.246953             4.600872           4.843662 Yield
                   166                  187                  206                 215                  250                275 Spread
         -------------------------------------------------------------------------------------------------------------------
99-28         3.861416             3.892634             3.924684            3.960496             4.137012           4.258019 Yield
                   147                  166                  181                 186                  204                216 Spread
         -------------------------------------------------------------------------------------------------------------------
100-00        3.674822             3.674822             3.674822            3.674822             3.674822           3.674822 Yield
                   128                  144                  156                 158                  158                158 Spread
         -------------------------------------------------------------------------------------------------------------------
100-04        3.488649             3.457534             3.425599             3.38993             3.214294           3.094057 Yield
                   110                  122                  131                 129                  112                100 Spread
         -------------------------------------------------------------------------------------------------------------------
100-08        3.302896             3.240767             3.177013            3.105815             2.755419           2.515711 Yield
                    91                  100                  106                 101                   66                 42 Spread
         -------------------------------------------------------------------------------------------------------------------
100-12         3.11756             3.024521             2.929062            2.822475             2.298189            1.93977 Yield
                    72                   79                   81                  73                   20                -16 Spread
         -------------------------------------------------------------------------------------------------------------------
100-16        2.932641             2.808792             2.681741            2.539907             1.842597           1.366222 Yield
                    54                   57                   56                  44                  -25                -73 Spread
         -------------------------------------------------------------------------------------------------------------------
100-20        2.748136              2.59358             2.435051            2.258107             1.388634           0.795054 Yield
                    35                   36                   32                  16                  -71               -130 Spread
         -------------------------------------------------------------------------------------------------------------------

WAL             0.6911                0.591               0.5144              0.4494                0.277             0.2193
Mod Durn         0.671                0.575                0.501               0.438                0.271              0.215
Principal
  Window     Sep02 - Apr03       Aug02 - Feb03         Aug02 - Jan03      Jul02 - Dec02         Jun02 - Sep02   Jun02 - Aug02



LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A1_C

Balance  $432,000,000.00     Delay            24
Coupon   5.491               Dated            4/1/02
Settle   4/25/02             First Payment    5/25/02

Price    5 CPR                10 CPR              115 CPR             120 CPR              125 CPR              130 CPR
         ---------------------------------------------------------------------------------------------------------------------------
99-12      5.065244             5.271963            5.438465              5.55594             5.631333             5.668737 Yield
                -86                  -38                  22                   69                  109                  146 Spread
         -------------------------------------------------------------------------------------------------------------------
99-16      5.050363             5.250365            5.409321             5.518671             5.585288             5.613234 Yield
                -87                  -40                  19                   66                  105                  140 Spread
         -------------------------------------------------------------------------------------------------------------------
99-20      5.035507             5.228804            5.380226             5.481465             5.539323             5.557827 Yield
                -89                  -42                  16                   62                  100                  135 Spread
         -------------------------------------------------------------------------------------------------------------------
99-24      5.020676             5.207278            5.351179             5.444321             5.493435             5.502516 Yield
                -90                  -44                  13                   58                   96                  129 Spread
         -------------------------------------------------------------------------------------------------------------------
99-28       5.00587             5.185787            5.322181             5.407239             5.447625             5.447302 Yield
                -92                  -47                  10                   55                   91                  124 Spread
         -------------------------------------------------------------------------------------------------------------------
100-00     4.991088             5.164332             5.29323             5.370219             5.401894             5.392183 Yield
                -93                  -49                   8                   51                   87                  118 Spread
         -------------------------------------------------------------------------------------------------------------------
100-04     4.976332             5.142913            5.264327             5.333261              5.35624             5.337159 Yield
                -94                  -51                   5                   47                   82                  113 Spread
         -------------------------------------------------------------------------------------------------------------------
100-08       4.9616             5.121529            5.235473             5.296365             5.310663              5.28223 Yield
                -96                  -53                   2                   44                   77                  107 Spread
         -------------------------------------------------------------------------------------------------------------------
100-12     4.946893             5.100181            5.206665              5.25953             5.265163             5.227396 Yield
                -97                  -55                  -1                   40                   73                  102 Spread
         -------------------------------------------------------------------------------------------------------------------
100-16     4.932211             5.078867            5.177905             5.222757              5.21974             5.172656 Yield
                -99                  -57                  -4                   36                   68                   96 Spread
         -------------------------------------------------------------------------------------------------------------------
100-20     4.917553             5.057589            5.149193             5.186045             5.174394             5.118011 Yield
               -100                  -59                  -7                   32                   64                   91 Spread

WAL         11.7777               7.3414              5.1381               3.8773               3.0636               2.4987
Mod Durn      8.433                 5.81               4.306                3.367                2.726                2.262
Principal
Window     Aug08 - Nov20     Dec05 - Dec14       Oct04 - Mary11      Feb04 - Mar09          Oct03 - Oct07       Jun03 - Oct06




(Chart Continued)


Price     135 CPR             140 CPR              145 CPR              150 CPR             170 CPR              180 CPR
         -------------------------------------------------------------------------------------------------------------------
99-12       5.690074              5.71255             5.736714            5.762969             5.900555             6.006312 Yield
                 173                  201                  226                 247                  290                  301 Spread
         -------------------------------------------------------------------------------------------------------------------
99-16       5.624418             5.636032             5.648517            5.662081             5.733152             5.787766 Yield
                 166                  193                  217                 236                  273                  279 Spread
         -------------------------------------------------------------------------------------------------------------------
99-20       5.558879             5.559653             5.560484            5.561388             5.566122             5.569759 Yield
                 160                  186                  208                 226                  257                  257 Spread
         -------------------------------------------------------------------------------------------------------------------
99-24       5.493456             5.483412             5.472617            5.460889             5.399464             5.352289 Yield
                 153                  178                  199                 216                  240                  235 Spread
         -------------------------------------------------------------------------------------------------------------------
99-28       5.428148              5.40731             5.384913            5.360582             5.233176             5.135353 Yield
                 147                  170                  191                 206                  223                  214 Spread
         -------------------------------------------------------------------------------------------------------------------
100-00      5.362956             5.331346             5.297372            5.260468             5.067258             4.918951 Yield
                 140                  163                  182                 196                  207                  192 Spread
         -------------------------------------------------------------------------------------------------------------------
100-04       5.29788              5.25552             5.209994            5.160546             4.901708             4.703079 Yield
                 134                  155                  173                 186                  190                  170 Spread
         -------------------------------------------------------------------------------------------------------------------
100-08      5.232918              5.17983             5.122779            5.060815             4.736524             4.487736 Yield
                 127                  148                  164                 176                  174                  149 Spread
         -------------------------------------------------------------------------------------------------------------------
100-12      5.168071             5.104278             5.035726            4.961275             4.571705              4.27292 Yield
                 121                  140                  156                 166                  157                  127 Spread
         -------------------------------------------------------------------------------------------------------------------
100-16      5.103337             5.028861             4.948833            4.861924             4.407251             4.058629 Yield
                 114                  133                  147                 156                  141                  106 Spread
         -------------------------------------------------------------------------------------------------------------------
100-20      5.038718              4.95358             4.862102            4.762763             4.243159              3.84486 Yield
                 108                  125                  138                 147                  124                   84 Spread

WAL           2.0863               1.7733               1.5272              1.3271               0.7871               0.5996
Mod Durn       1.912                1.641                1.424               1.245                0.751                0.576
Principal
Window    Apr03 - Jan06        Feb03 - Jun05       Jan03 - Dec04        Dec02 - Aug04        Sep02 - Sep03       Aug02 - Apr03



LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A1_D

Balance  $176,777,000.00    Delay            24
Coupon   6.016              Dated            4/1/02
Settle   4/25/02            First Payment    5/25/02

Price    5 CPR                10 CPR               15 CPR              20 CPR               25 CPR               30 CPR
         --------------------------------------------------------------------------------------------------------------------
99-12      5.045339              5.12199            5.230284             5.357835             5.500235             5.655229  Yield
                -88                  -80                 -69                  -56                  -29                    4  Spread
         --------------------------------------------------------------------------------------------------------------------
99-16      5.035573             5.110604              5.2166              5.34144             5.480814             5.632493  Yield
                -89                  -81                 -70                  -58                  -31                    2  Spread
         --------------------------------------------------------------------------------------------------------------------
99-20      5.025825             5.099238            5.202939             5.325073             5.461425             5.609796  Yield
                -90                  -82                 -72                  -60                  -33                   -1  Spread
         --------------------------------------------------------------------------------------------------------------------
99-24      5.016094             5.087891            5.189301             5.308734             5.442068             5.587137  Yield
                -90                  -83                 -73                  -61                  -35                   -3  Spread
         --------------------------------------------------------------------------------------------------------------------
99-28      5.006382             5.076565            5.175687             5.292423             5.422744             5.564515  Yield
                -91                  -84                 -75                  -63                  -37                   -5  Spread
         --------------------------------------------------------------------------------------------------------------------
100-00     4.996686             5.065258            5.162096             5.276139             5.403452             5.541931  Yield
                -92                  -86                 -76                  -64                  -39                   -8  Spread
         --------------------------------------------------------------------------------------------------------------------
100-04     4.987008             5.053972            5.148529             5.259883             5.384193             5.519385  Yield
                -93                  -87                 -77                  -66                  -41                  -10  Spread
         --------------------------------------------------------------------------------------------------------------------
100-08     4.977348             5.042705            5.134984             5.243654             5.364966             5.496876  Yield
                -94                  -88                 -79                  -68                  -43                  -12  Spread
         --------------------------------------------------------------------------------------------------------------------
100-12     4.967705             5.031457            5.121463             5.227453             5.345771             5.474404  Yield
                -95                  -89                 -80                  -69                  -45                  -14  Spread
         --------------------------------------------------------------------------------------------------------------------
100-16     4.958079             5.020229            5.107965             5.211278             5.326607              5.45197  Yield
                -96                  -90                 -81                  -71                  -47                  -17  Spread
         --------------------------------------------------------------------------------------------------------------------
100-20     4.948471             5.009021             5.09449             5.195131             5.307476             5.429573  Yield
                -97                  -91                 -83                  -73                  -49                  -19  Spread
         --------------------------------------------------------------------------------------------------------------------

WAL         22.6268              17.7419             13.6217              10.6765               8.5862               7.0631
Mod Durn     12.853               11.021               9.169                7.652                6.459                5.517
Principal
Window   Nov20 - Sep31       Dec14 - Sep31       May11 - Sep31        Mar09 - Sep31         Oct07 - Sep31         Oct06 - Sep31




(Chart Continued)


Price          35 CPR              40 CPR               45 CPR               50 CPR              70 CPR            80 CPR
         ---------------------------------------------------------------------------------------------------------------------
99-12           5.799539             5.910656             5.995048            6.059069             6.196996           6.24117 Yield
                      45                   71                  100                 126                  219               268 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16           5.773216              5.88044             5.960593            6.019949             6.132854          6.157086 Yield
                      43                   68                   96                 122                  213               260 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20           5.746937             5.850273             5.926195            5.980895             6.068825          6.073157 Yield
                      40                   65                   93                 118                  206               251 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24           5.720702             5.820157             5.891854            5.941907             6.004908          5.989382 Yield
                      37                   62                   89                 114                  200               243 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28           5.694511             5.790091             5.857572            5.902984             5.941105           5.90576 Yield
                      35                   59                   86                 110                  194               235 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00          5.668363             5.760075             5.823346            5.864127             5.877413          5.822292 Yield
                      32                   56                   82                 106                  187               226 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04          5.642258             5.730109             5.789178            5.825335             5.813834          5.738977 Yield
                      30                   53                   79                 102                  181               218 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08          5.616197             5.700193             5.755066            5.786608             5.750366          5.655813 Yield
                      27                   50                   76                  99                  175               210 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12          5.590179             5.670326             5.721011            5.747946             5.687009          5.572802 Yield
                      24                   47                   72                  95                  168               201 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16          5.564204             5.640509             5.687013            5.709349             5.623764          5.489941 Yield
                      22                   44                   69                  91                  162               193 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20          5.538272             5.610741             5.653072            5.670816             5.560629          5.407232 Yield
                      19                   41                   65                  87                  156               185 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL               5.9167               5.0234               4.3109              3.7273               2.1576             1.616
Mod Durn           4.765                4.151                3.641               3.207                1.956             1.493
Principal
Window         Jan06 - Sep31        Jun05 - Sep31       Dec04 - Jan31        Aug04 - Oct29        Sep03 - Mar21  Apr03 - Aug16


LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under
Regulation S of the Securities Act of 1933.






GSR0202 - Price/Yield - A2

Balance  $130,952,000.00  Delay            24
Coupon   6.322            Dated            4/1/02
Settle   4/25/02          First Payment    5/25/02

Price    5 CPR               <10 CPR              15 CPR             20 CPR              25 CPR              30 CPR
         --------------------------------------------------------------------------------------------------------------
100-12     5.457697             5.611766           5.728148            5.809308            5.858701            5.879881 Yield
                -46                   -5                 47                  86                 123                 156 Spread
         ---------------------------------------------------------------------------------------------------------------
100-16     5.440064             5.587704           5.697113             5.77082            5.812222            5.824831 Yield
                -48                   -8                 44                  82                 119                 150 Spread
         ---------------------------------------------------------------------------------------------------------------
100-20     5.422471               5.5637           5.666156            5.732432            5.765865            5.769929 Yield
                -50                  -10                 41                  79                 114                 145 Spread
         ---------------------------------------------------------------------------------------------------------------
100-24     5.404917             5.539755           5.635278            5.694143             5.71963            5.715173 Yield
                -52                  -12                 38                  75                 110                 139 Spread
         ---------------------------------------------------------------------------------------------------------------
100-28     5.387402             5.515867           5.604476            5.655952            5.673517            5.660565 Yield
                -53                  -15                 34                  71                 105                 134 Spread
         ---------------------------------------------------------------------------------------------------------------
101-00     5.369927             5.492036           5.573753            5.617861            5.627526            5.606103 Yield
                -55                  -17                 31                  67                 100                 128 Spread
         ---------------------------------------------------------------------------------------------------------------
101-04     5.352491             5.468263           5.543106            5.579867            5.581655            5.551786 Yield
                -57                  -20                 28                  63                  96                 123 Spread
         ---------------------------------------------------------------------------------------------------------------
101-08     5.335093             5.444548           5.512536            5.541971            5.535904            5.497614 Yield
                -59                  -22                 25                  60                  91                 117 Spread
         ---------------------------------------------------------------------------------------------------------------
101-12     5.317735             5.420889           5.482043            5.504173            5.490274            5.443586 Yield
                -60                  -24                 22                  56                  87                 112 Spread
         ---------------------------------------------------------------------------------------------------------------
101-16     5.300415             5.397287           5.451626            5.466471            5.444762            5.389702 Yield
                -62                  -27                 19                  52                  82                 107 Spread
         ---------------------------------------------------------------------------------------------------------------
101-20     5.283133             5.373741           5.421285            5.428866             5.39937            5.335961 Yield
                -64                  -29                 16                  48                  77                 101 Spread
         ---------------------------------------------------------------------------------------------------------------

WAL         11.0542               7.4446             5.3949              4.1289              3.2837              2.6866
Mod Durn      7.061                5.178              4.017                3.24               2.683               2.266
Principal
Window    May02 - Aug31   May02 - Aug31         May02 - Aug31       May02 - Aug31        May02 - Aug31        May02 - Aug31



(Chart Continued)

Price    35 CPR             40 CPR              45 CPR              50 CPR             70 CPR              80 CPR
         -------------------------------------------------------------------------------------------------------------
100-12    5.876914            5.853463            5.812648           5.756307            5.386696            5.082538 Yield
               182                 203                 223                237                 239                 208 Spread
         -------------------------------------------------------------------------------------------------------------
100-16    5.812679            5.779329            5.727827            5.65981            5.228835            4.877382 Yield
               176                 195                 215                228                 223                 188 Spread
         -------------------------------------------------------------------------------------------------------------
100-20    5.748618              5.7054            5.643244           5.563589            5.071463            4.672897 Yield
               169                 188                 206                218                 207                 167 Spread
         -------------------------------------------------------------------------------------------------------------
100-24    5.684732            5.631675            5.558899           5.467644            4.914577            4.469079 Yield
               163                 181                 198                208                 191                 147 Spread
         -------------------------------------------------------------------------------------------------------------
100-28     5.62102            5.558155            5.474792           5.371973            4.758176            4.265926 Yield
               156                 173                 189                199                 176                 127 Spread
         -------------------------------------------------------------------------------------------------------------
101-00    5.557482            5.484838             5.39092           5.276575            4.602258            4.063435 Yield
               150                 166                 181                189                 160                 106 Spread
         -------------------------------------------------------------------------------------------------------------
101-04    5.494115            5.411722            5.307284           5.181448            4.446819            3.861601 Yield
               144                 159                 172                180                 145                  86 Spread
         -------------------------------------------------------------------------------------------------------------
101-08    5.430921            5.338809            5.223882           5.086593            4.291858            3.660422 Yield
               137                 151                 164                170                 129                  66 Spread
         -------------------------------------------------------------------------------------------------------------
101-12    5.367897            5.266095            5.140712           4.992007            4.137373            3.459895 Yield
               131                 144                 156                161                 114                  46 Spread
         -------------------------------------------------------------------------------------------------------------
101-16    5.305044            5.193582            5.057775           4.897689            3.983361            3.260017 Yield
               125                 137                 148                151                  98                  26 Spread
         -------------------------------------------------------------------------------------------------------------
101-20    5.242361            5.121267            4.975069           4.803639            3.829821            3.060785 Yield
               118                 130                 139                142                  83                   6 Spread
         -------------------------------------------------------------------------------------------------------------

WAL         2.2461              1.9078              1.6405             1.4227              0.8376              0.6357
Mod Durn     1.942               1.683               1.472              1.294               0.792                0.61
Principal
Window   May02 - Aug31      May02 - Aug31      May02 - Nov30       May02 - Dec29      May02 - Sep19       May02 - Jun15

LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.






GSR0202 - Price/Yield - B1

Balance  $9,924,000.00    Delay            24
Coupon   6.87076          Dated            4/1/02
Settle   4/25/02          First Payment    5/25/02

Price    5 CPR                10 CPR               15 CPR              20 CPR               25 CPR               30 CPR
         -------------------------------------------------------------------------------------------------------------------
98-29      5.883173             6.046141            6.273684             6.491122             6.645227             6.763451
                 51                   76                 117                  164                  194                  216
         -------------------------------------------------------------------------------------------------------------------
99-01      5.869452             6.029689            6.253348             6.466396             6.616717             6.731574
                 49                   75                 115                  162                  191                  213
         -------------------------------------------------------------------------------------------------------------------
99-05      5.855757             6.013269            6.233051             6.441718             6.588262             6.699756
                 48                   73                 113                  159                  189                  210
         -------------------------------------------------------------------------------------------------------------------
99-09       5.84209              5.99688            6.212793             6.417087              6.55986             6.667998
                 47                   71                 111                  157                  186                  206
         -------------------------------------------------------------------------------------------------------------------
99-13      5.828449             5.980522            6.192573             6.392502             6.531511             6.636299
                 45                   70                 109                  154                  183                  203
         -------------------------------------------------------------------------------------------------------------------
99-17      5.814836             5.964196            6.172392             6.367964             6.503216             6.604659
                 44                   68                 107                  152                  180                  200
         -------------------------------------------------------------------------------------------------------------------
99-21      5.801249             5.947902            6.152249             6.343473             6.474973             6.573077
                 42                   66                 105                  149                  177                  197
         -------------------------------------------------------------------------------------------------------------------
99-25      5.787689             5.931638            6.132144             6.319028             6.446784             6.541554
                 41                   65                 103                  147                  175                  194
         -------------------------------------------------------------------------------------------------------------------
99-29      5.774156             5.915405            6.112077             6.294628             6.418647              6.51009
                 40                   63                 101                  144                  172                  191
         -------------------------------------------------------------------------------------------------------------------
100-01     5.760649             5.899204            6.092048             6.270275             6.390563             6.478683
                 38                   61                  99                  142                  169                  187
         -------------------------------------------------------------------------------------------------------------------
100-05     5.747169             5.883033            6.072057             6.245968             6.362531             6.447335
                 37                   60                  97                  140                  166                  184
         -------------------------------------------------------------------------------------------------------------------

WAL         15.6617              11.9335              8.9561               6.9504               5.7853               5.0209
Mod Durn      9.192                7.665                 6.2                  5.1                4.422                3.955
Principal
Window    May02 - Sep31      May02 - Sep31       May02 - Sep31         May02 - Sep31        May02 - Sep31        May02 - Sep31




(Chart Continued)

Price        35 CPR              40 CPR               45 CPR               50 CPR              70 CPR            80 CPR
         ------------------------------------------------------------------------------------------------------------------
98-29         6.864405             6.949743             7.025837            7.090014             7.291581          7.378777 Yield
                   248                  275                  299                 319                  379               416 Spread
         ------------------------------------------------------------------------------------------------------------------
99-01         6.828997             6.910702             6.982579            7.042521             7.222889          7.296372 Yield
                   245                  271                  295                 314                  372               408 Spread
         ------------------------------------------------------------------------------------------------------------------
99-05         6.793655             6.871735             6.939402            6.995118             7.154339          7.214144 Yield
                   241                  267                  291                 310                  365               399 Spread
         ------------------------------------------------------------------------------------------------------------------
99-09         6.758379              6.83284             6.896306            6.947806              7.08593           7.13209 Yield
                   238                  264                  287                 305                  358               391 Spread
         ------------------------------------------------------------------------------------------------------------------
99-13         6.723168             6.794017             6.853292            6.900583             7.017661          7.050212 Yield
                   234                  260                  282                 300                  352               383 Spread
         ------------------------------------------------------------------------------------------------------------------
99-17         6.688023             6.755266             6.810358            6.853451             6.949532          6.968507 Yield
                   231                  256                  278                 296                  345               375 Spread
         ------------------------------------------------------------------------------------------------------------------
99-21         6.652942             6.716587             6.767504            6.806407             6.881542          6.886976 Yield
                   227                  252                  274                 291                  338               367 Spread
         ------------------------------------------------------------------------------------------------------------------
99-25         6.617926              6.67798              6.72473            6.759453             6.813691          6.805618 Yield
                   224                  248                  269                 286                  331               359 Spread
         ------------------------------------------------------------------------------------------------------------------
99-29         6.582975             6.639443             6.682037            6.712587             6.745979          6.724432 Yield
                   220                  244                  265                 281                  324               350 Spread
         ------------------------------------------------------------------------------------------------------------------
100-01        6.548088             6.600978             6.639423             6.66581             6.678405          6.643417 Yield
                   217                  240                  261                 277                  318               342 Spread
         ------------------------------------------------------------------------------------------------------------------
100-05        6.513265             6.562584             6.596889            6.619121             6.610968          6.562574 Yield
                   213                  237                  257                 272                  311               334 Spread
         ------------------------------------------------------------------------------------------------------------------

WAL             4.4127               3.9252               3.4841              3.1305               2.0802               1.7079
Mod Durn          3.56                3.229                2.914               2.655                1.837                1.532
Principal
Window     May02 - Sep31         May02 - Jun30         May02 - Sep29     May02 - Jul30        May02 - Jul28        May02 - Dec15


LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.






GSR0202 - Price/Yield - B2

Balance  $6,065,000.00     Delay            24
Coupon   6.87076           Dated            4/1/02
Settle   4/25/02           First Payment    5/25/02

Price    5 CPR                10 CPR               15 CPR              20 CPR               25 CPR               30 CPR
         -------------------------------------------------------------------------------------------------------------------
97-22      6.018406             6.208231            6.474016             6.734689             6.926042             7.077403 Yield
                 64                   92                 137                  188                  222                  247 Spread
         -------------------------------------------------------------------------------------------------------------------
97-26      6.004414             6.191464            6.453295             6.709497                6.897             7.044937 Yield
                 63                   91                 135                  186                  220                  244 Spread
         -------------------------------------------------------------------------------------------------------------------
97-30       5.99045              6.17473            6.432615             6.684354             6.868013             7.012532 Yield
                 61                   89                 133                  183                  217                  241 Spread
         -------------------------------------------------------------------------------------------------------------------
98-02      5.976514             6.158029            6.411974             6.659259             6.839082             6.980188 Yield
                 60                   87                 131                  181                  214                  238 Spread
         -------------------------------------------------------------------------------------------------------------------
98-06      5.962606             6.141361            6.391373             6.634212             6.810206             6.947905 Yield
                 59                   86                 129                  178                  211                  234 Spread
         -------------------------------------------------------------------------------------------------------------------
98-10      5.948726             6.124724            6.370812             6.609213             6.781384             6.915683 Yield
                 57                   84                 127                  176                  208                  231 Spread
         -------------------------------------------------------------------------------------------------------------------
98-14      5.934874              6.10812             6.35029             6.584263             6.752618             6.883521 Yield
                 56                   82                 125                  173                  205                  228 Spread
         -------------------------------------------------------------------------------------------------------------------
98-18      5.921049             6.091549            6.329808              6.55936             6.723905              6.85142 Yield
                 54                   81                 123                  171                  202                  225 Spread
         -------------------------------------------------------------------------------------------------------------------
98-22      5.907252             6.075009            6.309365             6.534504             6.695248             6.819379 Yield
                 53                   79                 120                  168                  199                  221 Spread
         -------------------------------------------------------------------------------------------------------------------
98-26      5.893483             6.058501            6.288961             6.509696             6.666644             6.787397 Yield
                 52                   77                 118                  166                  196                  218 Spread
         -------------------------------------------------------------------------------------------------------------------
98-30       5.87974             6.042025            6.268596             6.484936             6.638094             6.755476 Yield
                 50                   76                 116                  164                  194                  215 Spread
         -------------------------------------------------------------------------------------------------------------------

WAL         15.6617              11.9335              8.9561               6.9504               5.7853               5.0209
Mod Durn      9.127                7.615               6.161                5.067                4.395                3.931
Principal  May02 - Sep31     May02 - Sep31        May02 - Sep31         May02 - Sep31       May02 - Sep31        May02 - Sep31
Window



(Chart Continued)


Price      35 CPR              40 CPR               45 CPR               50 CPR              70 CPR               80 CPR
         --------------------------------------------------------------------------------------------------------------------
97-22       7.213121              7.33424              7.45193            7.557877              7.96883             8.191567 Yield
                 283                  314                  342                 366                  447                  497 Spread
         --------------------------------------------------------------------------------------------------------------------
97-26       7.177061             7.294479             7.407863            7.509486             7.898735             8.107414 Yield
                 280                  310                  338                 361                  440                  489 Spread
         --------------------------------------------------------------------------------------------------------------------
97-30       7.141068             7.254793             7.363881            7.461188             7.828786             8.023444 Yield
                 276                  306                  333                 356                  433                  480 Spread
         --------------------------------------------------------------------------------------------------------------------
98-02       7.105144             7.215182             7.319982            7.412983             7.758982             7.939655 Yield
                 272                  302                  329                 352                  426                  472 Spread
         --------------------------------------------------------------------------------------------------------------------
98-06       7.069286             7.175645             7.276167            7.364871             7.689324             7.856047 Yield
                 269                  298                  325                 347                  419                  464 Spread
         --------------------------------------------------------------------------------------------------------------------
98-10       7.033496             7.136183             7.232435            7.316852              7.61981             7.772619 Yield
                 265                  294                  320                 342                  412                  455 Spread
         --------------------------------------------------------------------------------------------------------------------
98-14       6.997773             7.096794             7.188786            7.268925             7.550441             7.689371 Yield
                 262                  290                  316                 337                  405                  447 Spread
         --------------------------------------------------------------------------------------------------------------------
98-18       6.962117              7.05748              7.14522             7.22109             7.481215             7.606301 Yield
                 258                  286                  311                 332                  398                  439 Spread
         --------------------------------------------------------------------------------------------------------------------
98-22       6.926527             7.018238             7.101736            7.173346             7.412132              7.52341 Yield
                 255                  282                  307                 328                  391                  430 Spread
         --------------------------------------------------------------------------------------------------------------------
98-26       6.891004             6.979071             7.058335            7.125694             7.343192             7.440696 Yield
                 251                  278                  303                 323                  384                  422 Spread
         --------------------------------------------------------------------------------------------------------------------
98-30       6.855547             6.939976             7.015015            7.078132             7.274395             7.358159 Yield
                 247                  274                  298                 318                  377                  414 Spread
         --------------------------------------------------------------------------------------------------------------------

WAL           4.4127               3.9252               3.4841              3.1305               2.0802               1.7079
Mod Durn       3.539                 3.21                2.897               2.638                1.822                1.519
Principal   May02 - Sep31      May02 - May30        May02 - Aug29        May02 - Ja28         May02 - Feb19         May02 - Aug15
Window


LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons





GSR0202 - Price/Yield - B3

Balance  $4,411,000.00    Delay             24
Coupon   6.87076          Dated             4/1/02
Settle   4/25/02          First Payment     5/25/02

Price    5 CPR                10 CPR               15 CPR              20 CPR               25 CPR               30 CPR
         --------------------------------------------------------------------------------------------------------------------
95-22      6.246197             6.481039            6.811102             7.144489             7.398393              7.60536  Yield
                 87                  120                 171                  229                  270                  300  Spread
         --------------------------------------------------------------------------------------------------------------------
95-26       6.23174             6.463733            6.789722             7.118499              7.36844             7.571886  Yield
                 86                  118                 169                  227                  267                  297  Spread
         --------------------------------------------------------------------------------------------------------------------
95-30      6.217313             6.446462            6.768384             7.092559             7.338545             7.538477  Yield
                 84                  116                 166                  224                  264                  293  Spread
         --------------------------------------------------------------------------------------------------------------------
96-02      6.202916             6.429225            6.747089             7.066671             7.308709             7.505132  Yield
                 83                  114                 164                  222                  261                  290  Spread
         --------------------------------------------------------------------------------------------------------------------
96-06      6.188548             6.412023            6.725835             7.040834              7.27893             7.471851  Yield
                 81                  113                 162                  219                  258                  287  Spread
         --------------------------------------------------------------------------------------------------------------------
96-10      6.174209             6.394855            6.704624             7.015047              7.24921             7.438633  Yield
                 80                  111                 160                  217                  255                  283  Spread
         --------------------------------------------------------------------------------------------------------------------
96-14      6.159901             6.377721            6.683454             6.989311             7.219547              7.40548  Yield
                 78                  109                 158                  214                  252                  280  Spread
         --------------------------------------------------------------------------------------------------------------------
96-18      6.145621             6.360621            6.662325             6.963625             7.189941              7.37239  Yield
                 77                  108                 156                  211                  249                  277  Spread
         --------------------------------------------------------------------------------------------------------------------
96-22      6.131371             6.343554            6.641238             6.937989             7.160392             7.339363  Yield
                 75                  106                 154                  209                  246                  273  Spread
         --------------------------------------------------------------------------------------------------------------------
96-26      6.117149             6.326522            6.620193             6.912404             7.130901             7.306399  Yield
                 74                  104                 152                  206                  243                  270  Spread
         --------------------------------------------------------------------------------------------------------------------
96-30      6.102957             6.309523            6.599188             6.886868             7.101466             7.273499  Yield
                 73                  102                 149                  204                  240                  267  Spread
         --------------------------------------------------------------------------------------------------------------------

WAL         15.6617              11.9335              8.9561               6.9504               5.7853               5.0209
Mod Durn      9.018                7.531               6.096                5.014                 4.35                3.892
Principal
Window     May02 - Sep31     May02 - Sep31       May02 - Sep31         May02 - Sep31        May02 - Sep31      May02 - Sep31




(Chart Continued)


Price       35 CPR              40 CPR               45 CPR               50 CPR              70 CPR               80 CPR
         ---------------------------------------------------------------------------------------------------------------------
95-22        7.799493             7.980806             8.168651            8.345098             9.110653             9.563299 Yield
                  342                  378                  414                 445                  561                  634 Spread
         ---------------------------------------------------------------------------------------------------------------------
95-26        7.762317             7.939812             8.123202             8.29517             9.038149             9.476144 Yield
                  338                  374                  409                 440                  554                  626 Spread
         ---------------------------------------------------------------------------------------------------------------------
95-30        7.725213             7.898898             8.077841            8.245339             8.965799             9.389182 Yield
                  334                  370                  405                 435                  546                  617 Spread
         ---------------------------------------------------------------------------------------------------------------------
96-02        7.688179             7.858062             8.032569            8.195607             8.893603             9.302411 Yield
                  331                  366                  400                 430                  539                  608 Spread
         ---------------------------------------------------------------------------------------------------------------------
96-06        7.651217             7.817305             7.987384            8.145973             8.821561             9.215832 Yield
                  327                  362                  396                 425                  532                  600 Spread
         ---------------------------------------------------------------------------------------------------------------------
96-10        7.614325             7.776626             7.942288            8.096436             8.749671             9.129444 Yield
                  323                  358                  391                 420                  525                  591 Spread
         ---------------------------------------------------------------------------------------------------------------------
96-14        7.577504             7.736024             7.897278            8.046997             8.677934             9.043246 Yield
                  320                  354                  387                 415                  518                  582 Spread
         ---------------------------------------------------------------------------------------------------------------------
96-18        7.540753               7.6955             7.852356            7.997654             8.606349             8.957237 Yield
                  316                  350                  382                 410                  510                  574 Spread
         ---------------------------------------------------------------------------------------------------------------------
96-22        7.504072             7.655054             7.807521            7.948408             8.534915             8.871417 Yield
                  312                  346                  378                 405                  503                  565 Spread
         ---------------------------------------------------------------------------------------------------------------------
96-26        7.467461             7.614685             7.762772            7.899258             8.463632             8.785785 Yield
                  309                  342                  373                 400                  496                  557 Spread
         ---------------------------------------------------------------------------------------------------------------------
96-30         7.43092             7.574393             7.718109            7.850204             8.392499              8.70034 Yield
                  305                  338                  369                 395                  489                  548 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL            4.4127               3.9252               3.4841              3.1305               2.0802               1.7079
Mod Durn        3.505                3.178                2.867                2.61                1.799                1.497
Principal
Window     May02 - Aug 31       May02 - May30        May02 - Jun29        May02 - Sep27       May02 - Nov18         May02 - Jun15

LIBOR_1YR      2.86
CMT_1YR        2.54

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons



GSR0202 - Price/Yield - A1_A


TO MATURITY
Balance      $144,034,000.00   Delay             0
Coupon       2.809             Dated             4/25/02
Settle       4/25/02           First Payment     5/25/02
Curve as of 4/1/02

Price        15 CPR            20 CPR            25 CPR            30 CPR           50 CPR            70 CPR
             -----------------------------------------------------------------------------------------------------------
99-12                   4.1576           4.56525           4.96661          5.37879           6.99664           8.60153 Yield
                           198               239               279              320               482               643 Spread
             -----------------------------------------------------------------------------------------------------------
99-16                  3.88961           4.21499           4.53523          4.86397           6.15312           7.43002 Yield
                           171               204               236              269               398               526 Spread
             -----------------------------------------------------------------------------------------------------------
99-20                  3.62241           3.86589           4.10543          4.35125           5.31428           6.26673 Yield
                           145               169               193              218               314               409 Spread
             -----------------------------------------------------------------------------------------------------------
99-24                  3.35599           3.51794           3.67721           3.8406           4.48008           5.11159 Yield
                           118               134               150              167               231               294 Spread
             -----------------------------------------------------------------------------------------------------------
99-28                  3.09035           3.17115           3.25057          3.33202           3.65049           3.96453 Yield
                            92               100               108              116               148               179 Spread
             -----------------------------------------------------------------------------------------------------------
100-00                 2.82549           2.82549           2.82549          2.82549           2.82549           2.82549 Yield
                            65                65                65               65                65                65 Spread
             -----------------------------------------------------------------------------------------------------------
100-04                  2.5614           2.48097           2.40197          2.32101           2.00503            1.6944 Yield
                            39                31                23               15               -17               -48 Spread
             -----------------------------------------------------------------------------------------------------------
100-08                 2.29808           2.13758           1.97999          1.81856            1.1891           0.57118 Yield
                            12                -4               -20              -36               -99              -160 Spread
             -----------------------------------------------------------------------------------------------------------
100-12                 2.03553           1.79532           1.55956          1.31813           0.37764          -0.54421 Yield
                           -14               -38               -62              -86              -180              -272 Spread
             -----------------------------------------------------------------------------------------------------------
100-16                 1.77374           1.45418           1.14066          0.81971          -0.42935          -1.65185 Yield
                           -40               -72              -103             -136              -260              -383 Spread
             -----------------------------------------------------------------------------------------------------------
100-20                  1.5127           1.11416           0.72328           0.3233          -1.23192          -2.75181 Yield
                           -66              -106              -145             -185              -341              -493 Spread
             -----------------------------------------------------------------------------------------------------------

WAL                      0.483             0.369               0.3            0.252             0.154             0.112
Principal Window May02 - Mar03     May02 - Jan03     May02 - Nov02     May02 - Oct02    May02 - Jul02     May02 - Jun02

CMT_1YR                    2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_B


TO MATURITY
Balance      $199,714,000.00   Delay             0
Coupon       3.85              Dated             4/25/02
Settle       4/25/02           First Payment     5/25/02
Curve as of 4/1/02

Price        15 CPR            20 CPR            25 CPR            30 CPR           50 CPR            70 CPR
             -----------------------------------------------------------------------------------------------------------
99-12                  4.27376           4.40035           4.53351          4.67316           5.31977           6.21259 Yield
                           119               132               145              192               314               404 Spread
             -----------------------------------------------------------------------------------------------------------
99-16                  4.19493            4.2961           4.40249          4.51406           5.03044           5.74289 Yield
                           111               122               132              176               286               357 Spread
             -----------------------------------------------------------------------------------------------------------
99-20                  4.11625           4.19203           4.27173          4.35529            4.7419            5.2749 Yield
                           104               111               119              160               257               310 Spread
             -----------------------------------------------------------------------------------------------------------
99-24                   4.0377           4.08817           4.14123          4.19686           4.45415           4.80859 Yield
                            96               101               106              144               228               263 Spread
             -----------------------------------------------------------------------------------------------------------
99-28                  3.95929           3.98449           4.01099          4.03877           4.16719           4.34396 Yield
                            88                90                93              128               199               217 Spread
             -----------------------------------------------------------------------------------------------------------
100-00                 3.88101           3.88101           3.88101          3.88101           3.88101           3.88101 Yield
                            80                80                80              113               171               171 Spread
             -----------------------------------------------------------------------------------------------------------
100-04                 3.80288           3.77772           3.75129          3.72359           3.59562           3.41973 Yield
                            72                70                67               97               142               124 Spread
             -----------------------------------------------------------------------------------------------------------
100-08                 3.72487           3.67463           3.62183           3.5665           3.31101            2.9601 Yield
                            64                59                54               81               114                79 Spread
             -----------------------------------------------------------------------------------------------------------
100-12                 3.64701           3.57172           3.49262          3.40974           3.02717           2.50211 Yield
                            57                49                41               65                85                33 Spread
             -----------------------------------------------------------------------------------------------------------
100-16                 3.56928           3.46901           3.36367          3.25331           2.74411           2.04577 Yield
                            49                39                28               50                57               -13 Spread
             -----------------------------------------------------------------------------------------------------------
100-20                 3.49168           3.36648           3.23497           3.0972           2.46182           1.59107 Yield
                            41                29                15               34                29               -58 Spread
             -----------------------------------------------------------------------------------------------------------

WAL                      1.684             1.263                 1            0.821             0.449             0.277
Principal Window Mar03 - Oct04     Jan03 - Feb04     Nov02 - Oct03     Oct02 - Jun03    Jul02 - Dec02     Jun02 - Sep02

CMT_1YR                    2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_C


TO MATURITY
Balance      $424,906,000.00   Delay             24
Coupon       5.689             Dated             4/1/02
Settle       4/25/02           First Payment     5/25/02
Curve as of 4/1/02

Price        15 CPR            20 CPR            25 CPR            30 CPR           50 CPR            70 CPR
             -----------------------------------------------------------------------------------------------------------
99-12                  5.73345            5.8009            5.8447          5.86844           5.95964           6.09298 Yield
                            29                72               108              145               261               309 Spread
             -----------------------------------------------------------------------------------------------------------
99-16                  5.70367           5.76282           5.79762          5.81163           5.85639           5.92181 Yield
                            26                68               104              139               251               292 Spread
             -----------------------------------------------------------------------------------------------------------
99-20                  5.67393            5.7248           5.75061          5.75492           5.75334           5.75103 Yield
                            23                65                99              133               241               275 Spread
             -----------------------------------------------------------------------------------------------------------
99-24                  5.64425           5.68684           5.70368          5.69831           5.65049           5.58063 Yield
                            20                61                94              128               230               258 Spread
             -----------------------------------------------------------------------------------------------------------
99-28                  5.61462           5.64895           5.65683          5.64179           5.54784           5.41061 Yield
                            17                57                90              122               220               241 Spread
             -----------------------------------------------------------------------------------------------------------
100-00                 5.58504           5.61112           5.61006          5.58538           5.44538           5.24097 Yield
                            14                53                85              116               210               224 Spread
             -----------------------------------------------------------------------------------------------------------
100-04                  5.5555           5.57336           5.56337          5.52906           5.34312           5.07171 Yield
                            11                49                80              111               200               207 Spread
             -----------------------------------------------------------------------------------------------------------
100-08                 5.52602           5.53566           5.51676          5.47284           5.24106           4.90282 Yield
                             8                46                76              105               190               190 Spread
             -----------------------------------------------------------------------------------------------------------
100-12                 5.49658           5.49802           5.47023          5.41671           5.13919           4.73431 Yield
                             5                42                71               99               179               173 Spread
             -----------------------------------------------------------------------------------------------------------
100-16                 5.46719           5.46044           5.42378          5.36068           5.03752           4.56617 Yield
                             2                38                66               94               169               156 Spread
             -----------------------------------------------------------------------------------------------------------
100-20                 5.43785           5.42293            5.3774          5.30475           4.93604           4.39841 Yield
                            -1                34                62               88               159               140 Spread
             -----------------------------------------------------------------------------------------------------------

WAL                      5.042             3.801                 3            2.444             1.298              0.77
Principal Window Oct04 - Jan11     Feb04 - Dec08     Oct03 - Jul07     Jun03 - Aug06    Dec02 - Jul04     Sep02 - Aug03

CMT_1YR                    2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_D


TO MATURITY
Balance      $186,927,000.00   Delay             24
Coupon       6.262             Dated             4/1/02
Settle       4/25/02           First Payment     5/25/02
Curve as of 4/1/02

Price        15 CPR            20 CPR            25 CPR            30 CPR           50 CPR            70 CPR
             -----------------------------------------------------------------------------------------------------------
99-12                  5.73379           5.83013           5.93806          6.05476           6.34198           6.44814 Yield
                           -34               -25                 0               29               133               224 Spread
             -----------------------------------------------------------------------------------------------------------
99-16                  5.71958           5.81318           5.91803          6.03136           6.30169           6.38186 Yield
                           -36               -26                -2               27               129               217 Spread
             -----------------------------------------------------------------------------------------------------------
99-20                  5.70539           5.79625           5.89803          6.00799           6.26148           6.31569 Yield
                           -37               -28                -4               24               125               211 Spread
             -----------------------------------------------------------------------------------------------------------
99-24                  5.69122           5.77935           5.87807          5.98467           6.22133           6.24965 Yield
                           -39               -30                -6               22               121               204 Spread
             -----------------------------------------------------------------------------------------------------------
99-28                  5.67708           5.76248           5.85815          5.96138           6.18124           6.18372 Yield
                           -40               -31                -8               20               117               197 Spread
             -----------------------------------------------------------------------------------------------------------
100-00                 5.66296           5.74564           5.83826          5.93813           6.14123            6.1179 Yield
                           -41               -33               -10               17               113               191 Spread
             -----------------------------------------------------------------------------------------------------------
100-04                 5.64887           5.72883            5.8184          5.91492           6.10128           6.05221 Yield
                           -43               -35               -12               15               109               184 Spread
             -----------------------------------------------------------------------------------------------------------
100-08                  5.6348           5.71205           5.79857          5.89175           6.06141           5.98663 Yield
                           -44               -36               -14               13               105               178 Spread
             -----------------------------------------------------------------------------------------------------------
100-12                 5.62076            5.6953           5.77878          5.86862            6.0216           5.92117 Yield
                           -46               -38               -16               10               101               171 Spread
             -----------------------------------------------------------------------------------------------------------
100-16                 5.60674           5.67857           5.75902          5.84552           5.98185           5.85582 Yield
                           -47               -40               -18                8                97               165 Spread
             -----------------------------------------------------------------------------------------------------------
100-20                 5.59275           5.66187           5.73929          5.82247           5.94217           5.79059 Yield
                           -48               -41               -20                6                93               158 Spread
             -----------------------------------------------------------------------------------------------------------

WAL                      13.39            10.479             8.417            6.914              3.63             2.091
Principal Window Jan11 - Feb30     Dec08 - Feb30     Jul07 - Feb30     Aug06 - Feb30    Jul04 - Oct29     Aug03 - Mar21

CMT_1YR                    2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A2

TO MATURITY
Balance      $132,094,000.00   Delay             24
Coupon       6.568             Dated             4/1/02
Settle       4/25/02           First Payment     5/25/02
Curve as of 4/1/02


Price        15 CPR            20 CPR            25 CPR            30 CPR           50 CPR            70 CPR
             -----------------------------------------------------------------------------------------------------------
100-12                 6.06125            6.1175            6.1471          6.15269           5.99366           5.60464 Yield
                            56                93               128              159               252               260 Spread
             -----------------------------------------------------------------------------------------------------------
100-16                 6.02977           6.07853           6.10006          6.09699           5.89597           5.44464 Yield
                            52                89               123              154               242               244 Spread
             -----------------------------------------------------------------------------------------------------------
100-20                 5.99837           6.03966           6.05316          6.04144           5.79855           5.28515 Yield
                            49                85               119              148               232               228 Spread
             -----------------------------------------------------------------------------------------------------------
100-24                 5.96705            6.0009           6.00638          5.98604           5.70142           5.12615 Yield
                            46                81               114              143               223               212 Spread
             -----------------------------------------------------------------------------------------------------------
100-28                 5.93581           5.96223           5.95972          5.93079           5.60456           4.96764 Yield
                            43                77               109              137               213               197 Spread
             -----------------------------------------------------------------------------------------------------------
101-00                 5.90465           5.92366           5.91318          5.87569           5.50798           4.80962 Yield
                            40                74               105              132               203               181 Spread
             -----------------------------------------------------------------------------------------------------------
101-04                 5.87356           5.88519           5.86677          5.82073           5.41167           4.65208 Yield
                            37                70               100              126               194               165 Spread
             -----------------------------------------------------------------------------------------------------------
101-08                 5.84256           5.84682           5.82048          5.76592           5.31564           4.49503 Yield
                            34                66                96              121               184               149 Spread
             -----------------------------------------------------------------------------------------------------------
101-12                 5.81163           5.80855           5.77431          5.71126           5.21989           4.33846 Yield
                            31                62                91              115               175               134 Spread
             -----------------------------------------------------------------------------------------------------------
101-16                 5.78078           5.77038           5.72826          5.65675            5.1244           4.18238 Yield
                            28                58                86              110               165               118 Spread
             -----------------------------------------------------------------------------------------------------------
101-20                    5.75           5.73231           5.68234          5.60238           5.02919           4.02677 Yield
                            24                54                82              104               156               102 Spread
             -----------------------------------------------------------------------------------------------------------

WAL                      5.369             4.108             3.265            2.669             1.409             0.828
Principal Window May02 - Sep31     May02 - Sep31     May02 - Sep31     May02 - Sep31    May02 - Dec29     May02 - Sep19

CMT_1YR                    2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202                  $ 1,121,315,198.51
Total Collateral

B2                  5 CPR, Call (Y)         10 CPR, Call (Y)    15 CPR, Call (Y)     20 CPR, Call (Y)     25 CPR, Call (Y)
                    -----------------------------------------------------------------------------------------------------------
Cdr                                  .16cdr              .28cdr               .40cdr               .55cdr                .7cdr
                    -----------------------------------------------------------------------------------------------------------
 Net Loss                    $ 9,411,389.81     $ 10,792,647.76      $ 10,971,557.28      $ 11,445,087.11      $ 11,589,613.59
                    -----------------------------------------------------------------------------------------------------------
                                     0.839%              0.962%               0.978%               1.021%               1.034%
                    -----------------------------------------------------------------------------------------------------------


B3                  5 CPR, Call (Y)         10 CPR, Call (Y)    15 CPR, Call (Y)     20 CPR, Call (Y)     25 CPR, Call (Y)
                    -----------------------------------------------------------------------------------------------------------
Cdr                                 .095cdr             .155cdr                0.235                0.315                  0.4
                    -----------------------------------------------------------------------------------------------------------
 Net Loss                    $ 5,614,087.94      $ 6,026,331.26       $ 6,494,226.56       $ 6,609,617.96       $ 6,680,569.77
                    -----------------------------------------------------------------------------------------------------------
                                     0.501%              0.537%               0.579%               0.589%               0.596%
                    -----------------------------------------------------------------------------------------------------------




(Chart Continued)


B2                 30 CPR, Call (Y)     50 CPR, Call (Y)    70 CPR, Call (Y)
                   --------------------------------------------------------------
Cdr                              .85cdr              1.6cdr               2.7cdr
                   --------------------------------------------------------------
 Net Loss               $ 11,537,986.16     $ 11,650,738.60      $ 11,758,591.93
                   --------------------------------------------------------------
                                 1.029%              1.039%               1.049%
                   --------------------------------------------------------------


B3                 30 CPR, Call (Y)     50 CPR, Call (Y)    70 CPR, Call (Y)
                   --------------------------------------------------------------
Cdr                               0.485              .93cdr              1.55cdr
                   --------------------------------------------------------------
 Net Loss                $ 6,620,408.50      $ 6,799,784.30       $ 6,764,025.37
                   --------------------------------------------------------------
                                 0.590%              0.606%               0.603%
                   --------------------------------------------------------------



CDR scenarios:      50% Severity; No lag; Advances incl

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_A

Balance       $144,034,000.00  Delay            0
Coupon        2.7947           Dated            4/25/02
Settle        4/25/02          First Payment    5/25/02

Price                    5 CPR           10 CPR           15 CPR           20 CPR
              -----------------------------------------------------------------------------
99-12                  3.33368          3.73759          4.14299          4.55061          Yield
                            32              124              198              239          Spread
              -----------------------------------------------------------------------------
99-16                  3.22869          3.55132          3.87503          4.20039          Yield
                            22              106              172              204          Spread
              -----------------------------------------------------------------------------
99-20                  3.12393          3.36554          3.60786          3.85132          Yield
                            11               87              145              169          Spread
              -----------------------------------------------------------------------------
99-24                   3.0194          3.18022          3.34147          3.50341          Yield
                             1               69              118              134          Spread
              -----------------------------------------------------------------------------
99-28                   2.9151          2.99539          3.07586          3.15664          Yield
                           -10               50               92              100          Spread
              -----------------------------------------------------------------------------
100-00                 2.81102          2.81102          2.81102          2.81102          Yield
                           -20               32               65               65          Spread
              -----------------------------------------------------------------------------
100-04                 2.70717          2.62713          2.54696          2.46654          Yield
                           -31               13               39               31          Spread
              -----------------------------------------------------------------------------
100-08                 2.60355           2.4437          2.28367          2.12318          Yield
                           -41               -5               12               -4          Spread
              -----------------------------------------------------------------------------
100-12                 2.50016          2.26074          2.02115          1.78096          Yield
                           -51              -23              -14              -38          Spread
              -----------------------------------------------------------------------------
100-16                 2.39699          2.07824          1.75938          1.43985          Yield
                           -62              -42              -40              -72          Spread
              -----------------------------------------------------------------------------
100-20                 2.29404          1.89621          1.49838          1.09986          Yield
                           -72              -60              -66             -106          Spread
              -----------------------------------------------------------------------------

WAL                      1.246            0.696            0.483            0.369
Principal Window May02 - Oct04    May02 - Sep03    May02 - Mar03    May02 - Jan03

CMT_1YR                   2.68             2.68             2.68             2.68



Price                      25 CPR           30 CPR            50 CPR           70 CPR
              ------------------------------------------------------------------------
99-12                     4.95195            5.3641          6.98185          8.58663 Yield
                              279               320              482              643 Spread
              ------------------------------------------------------------------------
99-16                      4.5206           4.84933          6.13839          7.41521 Yield
                              236               269              398              526 Spread
              ------------------------------------------------------------------------
99-20                     4.09084           4.33664          5.29962            6.252 Yield
                              193               218              314              409 Spread
              ------------------------------------------------------------------------
99-24                     3.66267           3.82604          4.46548          5.09695 Yield
                              150               167              231              294 Spread
              ------------------------------------------------------------------------
99-28                     3.23606            3.3175          3.63596          3.94998 Yield
                              108               116              148              179 Spread
              ------------------------------------------------------------------------
100-00                    2.81102           2.81102          2.81102          2.81102 Yield
                               65                65               65               65 Spread
              ------------------------------------------------------------------------
100-04                    2.38754           2.30658          1.99063          1.68001 Yield
                               23                15              -17              -48 Spread
              ------------------------------------------------------------------------
100-08                     1.9656           1.80418          1.17476          0.55688 Yield
                              -19               -36              -99             -160 Spread
              ------------------------------------------------------------------------
100-12                    1.54521           1.30379          0.36337         -0.55843 Yield
                              -61               -86             -180             -272 Spread
              ------------------------------------------------------------------------
100-16                    1.12635           0.80542         -0.44357         -1.66599 Yield
                             -103              -135             -260             -383 Spread
              ------------------------------------------------------------------------
100-20                    0.70901           0.30905         -1.24607         -2.76586 Yield
                             -145              -185             -341             -493 Spread
              ------------------------------------------------------------------------

WAL                           0.3             0.252            0.154            0.112
Principal Window    May02 - Nov02     May02 - Oct02     May02 - Jul02    May02 - Jun02

CMT_1YR                      2.68              2.68             2.68             2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_B

Balance       $199,714,000.00  Delay            0
Coupon        3.784            Dated            4/25/02
Settle        4/25/02          First Payment    5/25/02

Price                    5 CPR           10 CPR           15 CPR           20 CPR
              ------------------------------------------------------------------------
99-12                   3.9726          4.08563          4.20635          4.33291     Yield
                            96              107              119              132     Spread
              ------------------------------------------------------------------------
99-16                  3.94077          4.03111           4.1276          4.22873     Yield
                            93              102              111              122     Spread
              ------------------------------------------------------------------------
99-20                  3.90899          3.97669          4.04898          4.12475     Yield
                            90               96              104              111     Spread
              ------------------------------------------------------------------------
99-24                  3.87726          3.92236           3.9705          4.02096     Yield
                            86               91               96              101     Spread
              ------------------------------------------------------------------------
99-28                  3.84559          3.86811          3.89216          3.91736     Yield
                            83               86               88               90     Spread
              ------------------------------------------------------------------------
100-00                 3.81396          3.81396          3.81396          3.81396     Yield
                            80               80               80               80     Spread
              ------------------------------------------------------------------------
100-04                 3.78238          3.75989          3.73589          3.71074     Yield
                            77               75               72               70     Spread
              ------------------------------------------------------------------------
100-08                 3.75084          3.70591          3.65796          3.60772     Yield
                            74               69               64               59     Spread
              ------------------------------------------------------------------------
100-12                 3.71936          3.65202          3.58016           3.5049     Yield
                            71               64               57               49     Spread
              ------------------------------------------------------------------------
100-16                 3.68793          3.59822           3.5025          3.40226     Yield
                            67               59               49               39     Spread
              ------------------------------------------------------------------------
100-20                 3.65654           3.5445          3.42497          3.29981     Yield
                            64               53               41               29     Spread
              ------------------------------------------------------------------------

WAL                      4.388            2.469            1.684            1.263
Principal Window Oct04 - Aug08    Sep03 - Dec05    Mar03 - Oct04    Jan03 - Feb04    2

CMT_1YR                   2.68             2.68             2.68             2.68


Price                     25 CPR           30 CPR            50 CPR           70 CPR
              -----------------------------------------------------------------------
99-12                    4.46602           4.60564          5.25206           6.1446 Yield
                             145               190              309              398 Spread
              -----------------------------------------------------------------------
99-16                    4.33509           4.44663          4.96285          5.67509 Yield
                             132               174              280              352 Spread
              -----------------------------------------------------------------------
99-20                    4.20442           4.28796          4.67444          5.20728 Yield
                             119               158              251              305 Spread
              -----------------------------------------------------------------------
99-24                      4.074           4.12962          4.38683          4.74116 Yield
                             106               142              223              258 Spread
              -----------------------------------------------------------------------
99-28                    3.94385           3.97162              4.1          4.27672 Yield
                              93               126              194              212 Spread
              -----------------------------------------------------------------------
100-00                   3.81396           3.81396          3.81396          3.81396 Yield
                              80               111              165              165 Spread
              -----------------------------------------------------------------------
100-04                   3.68432           3.65662           3.5287          3.35285 Yield
                              67                95              137              119 Spread
              -----------------------------------------------------------------------
100-08                   3.55494           3.49962          3.24421          2.89341 Yield
                              54                79              108               73 Spread
              -----------------------------------------------------------------------
100-12                   3.42581           3.34296          2.96051          2.43561 Yield
                              41                64               80               28 Spread
              -----------------------------------------------------------------------
100-16                   3.29695           3.18662          2.67758          1.97945 Yield
                              28                48               52              -18 Spread
              -----------------------------------------------------------------------
100-20                   3.16833           3.03061          2.39541          1.52492 Yield
                              16                32               24              -64 Spread
              -----------------------------------------------------------------------

WAL                            1             0.821            0.449            0.277
Principal Window   Nov02 - Oct03     Oct02 - Jun03     Jul02 - Dec02    Jun02 - Sep02

CMT_1YR                     2.68              2.68             2.68             2.68


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_C

Balance       $424,906,000.00  Delay            24
Coupon        5.581            Dated            4/1/02
Settle        4/25/02          First Payment    5/25/02

Price                    5 CPR           10 CPR           15 CPR           20 CPR
              ------------------------------------------------------------------------
99-12                  5.46081          5.56428          5.64522          5.70265     Yield
                           -54              -16               31               73     Spread
              ------------------------------------------------------------------------
99-16                   5.4456          5.54227          5.61553          5.66466     Yield
                           -55              -18               28               70     Spread
              ------------------------------------------------------------------------
99-20                  5.43042           5.5203          5.58589          5.62674     Yield
                           -57              -20               25               66     Spread
              ------------------------------------------------------------------------
99-24                  5.41526          5.49836           5.5563          5.58889     Yield
                           -58              -22               22               62     Spread
              ------------------------------------------------------------------------
99-28                  5.40013          5.47646          5.52676          5.55109     Yield
                           -60              -25               19               58     Spread
              ------------------------------------------------------------------------
100-00                 5.38503           5.4546          5.49727          5.51336     Yield
                           -61              -27               16               55     Spread
              ------------------------------------------------------------------------
100-04                 5.36995          5.43277          5.46783          5.47569     Yield
                           -63              -29               13               51     Spread
              ------------------------------------------------------------------------
100-08                  5.3549          5.41098          5.43843          5.43809     Yield
                           -64              -31               10               47     Spread
              ------------------------------------------------------------------------
100-12                 5.33987          5.38922          5.40909          5.40055     Yield
                           -66              -33                7               43     Spread
              ------------------------------------------------------------------------
100-16                 5.32486           5.3675          5.37979          5.36306     Yield
                           -67              -35                4               40     Spread
              ------------------------------------------------------------------------
100-20                 5.30989          5.34581          5.35054          5.32565     Yield
                           -69              -38                1               36     Spread
              ------------------------------------------------------------------------

WAL                     11.652            7.218            5.041            3.801
Principal Window Aug08 - Jul20    Dec05 - Jul14    Oct04 - Jan11    Feb04 - Dec08

CMT_1YR                   2.68             2.68             2.68             2.68



Price                    25 CPR            30 CPR           50 CPR           70 CPR
              ----------------------------------------------------------------------
99-12                   5.74001           5.76095          5.85477          5.99196 Yield
                            109               145              250              294 Spread
              ----------------------------------------------------------------------
99-16                   5.69303           5.70425          5.75164          5.82094 Yield
                            104               139              240              276 Spread
              ----------------------------------------------------------------------
99-20                   5.64612           5.64764          5.64871          5.65029 Yield
                             99               133              230              259 Spread
              ----------------------------------------------------------------------
99-24                   5.59929           5.59113          5.54597          5.48003 Yield
                             95               128              219              242 Spread
              ----------------------------------------------------------------------
99-28                   5.55254           5.53472          5.44344          5.31015 Yield
                             90               122              209              225 Spread
              ----------------------------------------------------------------------
100-00                  5.50588           5.47841           5.3411          5.14065 Yield
                             85               116              199              208 Spread
              ----------------------------------------------------------------------
100-04                  5.45929           5.42219          5.23896          4.97153 Yield
                             81               111              189              192 Spread
              ----------------------------------------------------------------------
100-08                  5.41277           5.36607          5.13701          4.80278 Yield
                             76               105              179              175 Spread
              ----------------------------------------------------------------------
100-12                  5.36634           5.31005          5.03526          4.63441 Yield
                             71                99              168              158 Spread
              ----------------------------------------------------------------------
100-16                  5.31999           5.25412           4.9337          4.46641 Yield
                             67                94              158              141 Spread
              ----------------------------------------------------------------------
100-20                  5.27371           5.19829          4.83234          4.29878 Yield
                             62                88              148              124 Spread
              ----------------------------------------------------------------------

WAL                           3             2.444            1.298             0.77
Principal Window  Oct03 - Jul07     Jun03 - Aug06    Dec02 - Jul04    Sep02 - Aug03

CMT_1YR                    2.68              2.68             2.68             2.68


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_D

Balance       $186,927,000.00  Delay            24
Coupon        6.151            Dated            4/1/02
Settle        4/25/02          First Payment    5/25/02

Price                    5 CPR           10 CPR           15 CPR           20 CPR
              ------------------------------------------------------------------------
99-12                   5.5456          5.59935          5.67507          5.76422     Yield
                           -45              -40              -32              -23     Spread
              ------------------------------------------------------------------------
99-16                  5.53542          5.58753          5.66093          5.74734     Yield
                           -46              -41              -34              -25     Spread
              ------------------------------------------------------------------------
99-20                  5.52526          5.57573          5.64681          5.73049     Yield
                           -47              -42              -35              -27     Spread
              ------------------------------------------------------------------------
99-24                  5.51512          5.56395          5.63271          5.71367     Yield
                           -48              -43              -36              -28     Spread
              ------------------------------------------------------------------------
99-28                    5.505          5.55219          5.61865          5.69688     Yield
                           -49              -44              -38              -30     Spread
              ------------------------------------------------------------------------
100-00                  5.4949          5.54045           5.6046          5.68012     Yield
                           -50              -46              -39              -32     Spread
              ------------------------------------------------------------------------
100-04                 5.48481          5.52873          5.59058          5.66338     Yield
                           -51              -47              -41              -33     Spread
              ------------------------------------------------------------------------
100-08                 5.47474          5.51704          5.57658          5.64667     Yield
                           -52              -48              -42              -35     Spread
              ------------------------------------------------------------------------
100-12                 5.46469          5.50536          5.56261             5.63     Yield
                           -53              -49              -43              -37     Spread
              ------------------------------------------------------------------------
100-16                 5.45466           5.4937          5.54866          5.61335     Yield
                           -54              -50              -45              -38     Spread
              ------------------------------------------------------------------------
100-20                 5.44465          5.48207          5.53473          5.59673     Yield
                           -55              -52              -46              -40     Spread
              ------------------------------------------------------------------------

WAL                     22.439           17.489           13.387           10.478
Principal Window Jul20 - Feb30    Jul14 - Feb30    Jan11 - Feb30    Dec08 - Feb30

CMT_1YR                   2.68             2.68             2.68             2.68



Price                    25 CPR            30 CPR           50 CPR           70 CPR
              ----------------------------------------------------------------------
99-12                    5.8641           5.97197          6.23695          6.33861 Yield
                              1                29              134              224 Spread
              ----------------------------------------------------------------------
99-16                   5.84415           5.94866          6.19677          6.27244 Yield
                             -1                27              130              217 Spread
              ----------------------------------------------------------------------
99-20                   5.82425           5.92539          6.15666          6.20638 Yield
                             -3                24              126              211 Spread
              ----------------------------------------------------------------------
99-24                   5.80437           5.90215          6.11661          6.14045 Yield
                             -5                22              122              204 Spread
              ----------------------------------------------------------------------
99-28                   5.78453           5.87896          6.07664          6.07463 Yield
                             -7                20              118              197 Spread
              ----------------------------------------------------------------------
100-00                  5.76472            5.8558          6.03673          6.00893 Yield
                             -9                17              114              191 Spread
              ----------------------------------------------------------------------
100-04                  5.74494           5.83268          5.99689          5.94334 Yield
                            -11                15              110              184 Spread
              ----------------------------------------------------------------------
100-08                   5.7252            5.8096          5.95711          5.87787 Yield
                            -13                13              106              178 Spread
              ----------------------------------------------------------------------
100-12                  5.70549           5.78656           5.9174          5.81252 Yield
                            -15                10              102              171 Spread
              ----------------------------------------------------------------------
100-16                  5.68582           5.76355          5.87776          5.74728 Yield
                            -17                 8               98              165 Spread
              ----------------------------------------------------------------------
100-20                  5.66618           5.74059          5.83819          5.68216 Yield
                            -19                 6               94              158 Spread
              ----------------------------------------------------------------------

WAL                       8.416             6.914             3.63            2.091
Principal Window  Jul07 - Feb30    Aug06 - Feb30     Jul04 - Oct29    Aug03 - Mar21

CMT_1YR                    2.68              2.68             2.68             2.68


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A2

Balance       $132,094,000.00  Delay            24
Coupon        6.458            Dated            4/1/02
Settle        4/25/02          First Payment    5/25/02

Price                    5 CPR           10 CPR           15 CPR           20 CPR
              ------------------------------------------------------------------------
100-12                 5.79016          5.89967          5.97786          6.02796     Yield
                           -21               15               57               95     Spread
              ------------------------------------------------------------------------
100-16                 5.77225          5.87532          5.94652          5.98915     Yield
                           -22               13               54               91     Spread
              ------------------------------------------------------------------------
100-20                 5.75438          5.85103          5.91527          5.95043     Yield
                           -24               11               51               87     Spread
              ------------------------------------------------------------------------
100-24                 5.73655           5.8268          5.88409          5.91182     Yield
                           -26                8               48               83     Spread
              ------------------------------------------------------------------------
100-28                 5.71876          5.80263          5.85299          5.87331     Yield
                           -28                6               45               80     Spread
              ------------------------------------------------------------------------
101-00                 5.70101          5.77852          5.82197          5.83489     Yield
                           -30                3               41               76     Spread
              ------------------------------------------------------------------------
              ------------------------------------------------------------------------
101-04                  5.6833          5.75446          5.79103          5.79658     Yield
                           -31                1               38               72     Spread
              ------------------------------------------------------------------------
101-08                 5.66563          5.73046          5.76017          5.75836     Yield
                           -33               -1               35               68     Spread
              ------------------------------------------------------------------------
101-12                   5.648          5.70652          5.72938          5.72024     Yield
                           -35               -4               32               64     Spread
              ------------------------------------------------------------------------
101-16                 5.63041          5.68264          5.69867          5.68223     Yield
                           -37               -6               29               61     Spread
              ------------------------------------------------------------------------
101-20                 5.61285          5.65882          5.66804           5.6443     Yield
                           -38               -9               26               57     Spread
              ------------------------------------------------------------------------

WAL                     11.028            7.413            5.369            4.108
Principal Window May02 - Sep31    May02 - Sep31    May02 - Sep31    May02 - Sep31

CMT_1YR                   2.68             2.68             2.68             2.68



Price                     25 CPR            30 CPR           50 CPR           70 CPR
              -----------------------------------------------------------------------
100-12                   6.05271           6.05464          5.88962          5.50248 Yield
                             130               160              243              245 Spread
              -----------------------------------------------------------------------
100-16                   6.00584           5.99911           5.7921          5.34267 Yield
                             125               155              233              229 Spread
              -----------------------------------------------------------------------
100-20                    5.9591           5.94372          5.69485          5.18336 Yield
                             120               149              223              213 Spread
              -----------------------------------------------------------------------
100-24                   5.91248           5.88849          5.59789          5.02454 Yield
                             116               144              214              197 Spread
              -----------------------------------------------------------------------
100-28                   5.86598           5.83341           5.5012          4.86621 Yield
                             111               138              204              181 Spread
              -----------------------------------------------------------------------
101-00                   5.81961           5.77847          5.40479          4.70836 Yield
                             106               133              194              165 Spread
              -----------------------------------------------------------------------
101-04                   5.77335           5.72368          5.30866          4.55101 Yield
                             102               127              185              149 Spread
              -----------------------------------------------------------------------
101-08                   5.72722           5.66904           5.2128          4.39413 Yield
                              97               122              175              134 Spread
              -----------------------------------------------------------------------
101-12                   5.68122           5.61454          5.11721          4.23774 Yield
                              92               116              166              118 Spread
              -----------------------------------------------------------------------
101-16                   5.63533           5.56019           5.0219          4.08183 Yield
                              88               111              156              103 Spread
              -----------------------------------------------------------------------
101-20                   5.58956           5.50598          4.92685           3.9264 Yield
                              83               105              147               87 Spread
              -----------------------------------------------------------------------

WAL                        3.264             2.668            1.409            0.828
Principal Window   May02 - Sep31     May02 - Sep31    May02 - Dec29    May02 - Sep19

CMT_1YR                     2.68              2.68             2.68             2.68


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - B1

Balance       $12,895,000.00   Delay            24
Coupon        6.8712           Dated            4/1/02
Settle        4/25/02          First Payment    5/25/02

Price                    5 CPR           10 CPR           15 CPR           20 CPR
              ------------------------------------------------------------------------
98-13                  6.02283            6.186          6.41413          6.63493     Yield
                            55               80              119              165     Spread
              ------------------------------------------------------------------------
98-17                  6.00897           6.1694          6.39363          6.61002     Yield
                            54               78              117              162     Spread
              ------------------------------------------------------------------------
98-21                  5.99513          6.15284          6.37317          6.58516     Yield
                            53               76              115              160     Spread
              ------------------------------------------------------------------------
98-25                  5.98133           6.1363          6.35275          6.56034     Yield
                            51               75              113              158     Spread
              ------------------------------------------------------------------------
98-29                  5.96755           6.1198          6.33237          6.53558     Yield
                            50               73              111              155     Spread
              ------------------------------------------------------------------------
99-01                  5.95381          6.10333          6.31203          6.51085     Yield
                            49               71              109              153     Spread
              ------------------------------------------------------------------------
99-05                  5.94008          6.08689          6.29173          6.48618     Yield
                            47               70              107              150     Spread
              ------------------------------------------------------------------------
99-09                  5.92639          6.07049          6.27147          6.46155     Yield
                            46               68              105              148     Spread
              ------------------------------------------------------------------------
99-13                  5.91272          6.05411          6.25124          6.43697     Yield
                            44               66              103              145     Spread
              ------------------------------------------------------------------------
99-17                  5.89908          6.03777          6.23106          6.41244     Yield
                            43               65              101              143     Spread
              ------------------------------------------------------------------------
99-21                  5.88547          6.02146          6.21091          6.38795     Yield
                            42               63               99              140     Spread
              ------------------------------------------------------------------------

WAL                       15.7           11.953            8.965            6.955
Principal Window May02 - Sep31    May02 - Sep31    May02 - Sep31    May02 - Sep31

CMT_1YR                   2.68             2.68             2.68             2.68



Price                     25 CPR           30 CPR            50 CPR           70 CPR
              -----------------------------------------------------------------------
98-13                    6.79443           6.91886          7.29025          7.57021 Yield
                             195               216              324              392 Spread
              -----------------------------------------------------------------------
98-17                    6.76572           6.88675           7.2424          7.50095 Yield
                             192               213              320              385 Spread
              -----------------------------------------------------------------------
98-21                    6.73705           6.85471          7.19464          7.43184 Yield
                             189               210              315              378 Spread
              -----------------------------------------------------------------------
98-25                    6.70845           6.82272          7.14697          7.36286 Yield
                             186               207              310              371 Spread
              -----------------------------------------------------------------------
98-29                    6.67989           6.79079          7.09939          7.29403 Yield
                             183               204              305              364 Spread
              -----------------------------------------------------------------------
99-01                    6.65139           6.75893          7.05191          7.22534 Yield
                             181               201              301              357 Spread
              -----------------------------------------------------------------------
99-05                    6.62294           6.72712          7.00451           7.1568 Yield
                             178               197              296              351 Spread
              -----------------------------------------------------------------------
99-09                    6.59455           6.69537          6.95721          7.08839 Yield
                             175               194              291              344 Spread
              -----------------------------------------------------------------------
99-13                    6.56621           6.66368          6.90999          7.02012 Yield
                             172               191              286              337 Spread
              -----------------------------------------------------------------------
99-17                    6.53792           6.63205          6.86287            6.952 Yield
                             169               188              282              330 Spread
              -----------------------------------------------------------------------
99-21                    6.50969           6.60048          6.81583          6.88401 Yield
                             166               185              277              323 Spread
              -----------------------------------------------------------------------

WAL                        5.788             5.022            3.131             2.08
Principal Window   May02 - Sep31    May02 - Sep31     May02 - Oct28    May02 - Oct19

CMT_1YR                     2.68              2.68             2.68             2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - B2

Balance       $8,970,000.00    Delay            24
Coupon        6.871            Dated            4/1/02
Settle        4/25/02          First Payment    5/25/02

Price                    5 CPR           10 CPR           15 CPR           20 CPR
              ------------------------------------------------------------------------
97-06                  6.15942          6.34953          6.61606          6.88034     Yield
                            69               96              139              190     Spread
              ------------------------------------------------------------------------
97-10                  6.14529          6.33261          6.59518          6.85495     Yield
                            68               94              137              187     Spread
              ------------------------------------------------------------------------
97-14                  6.13118          6.31573          6.57433          6.82962     Yield
                            66               93              135              184     Spread
              ------------------------------------------------------------------------
97-18                   6.1171          6.29888          6.55352          6.80433     Yield
                            65               91              133              182     Spread
              ------------------------------------------------------------------------
97-22                  6.10306          6.28206          6.53276           6.7791     Yield
                            63               89              131              179     Spread
              ------------------------------------------------------------------------
97-26                  6.08904          6.26528          6.51203          6.75391     Yield
                            62               87              129              177     Spread
              ------------------------------------------------------------------------
97-30                  6.07504          6.24853          6.49135          6.72877     Yield
                            61               86              127              174     Spread
              ------------------------------------------------------------------------
98-02                  6.06108          6.23181           6.4707          6.70368     Yield
                            59               84              124              172     Spread
              ------------------------------------------------------------------------
98-06                  6.04715          6.21512          6.45009          6.67864     Yield
                            58               82              122              169     Spread
              ------------------------------------------------------------------------
98-10                  6.03324          6.19847          6.42953          6.65365     Yield
                            57               81              120              167     Spread
              ------------------------------------------------------------------------
98-14                  6.01936          6.18185            6.409           6.6287     Yield
                            55               79              118              164     Spread
              ------------------------------------------------------------------------

WAL                       15.7           11.953            8.965            6.955
Principal Window May02 - Sep31    May02 - Sep31    May02 - Sep31    May02 - Sep31

CMT_1YR                   2.68             2.68             2.68             2.68



Price                      25 CPR            30 CPR           50 CPR           70 CPR
              ------------------------------------------------------------------------
97-06                     7.07731           7.23509          7.76166           8.2531 Yield
                              223               248              371              460 Spread
              ------------------------------------------------------------------------
97-10                     7.04806           7.20239           7.7129          8.18242 Yield
                              220               245              367              453 Spread
              ------------------------------------------------------------------------
97-14                     7.01886           7.16975          7.66424          8.11188 Yield
                              217               242              362              446 Spread
              ------------------------------------------------------------------------
97-18                     6.98971           7.13717          7.61566           8.0415 Yield
                              214               238              357              439 Spread
              ------------------------------------------------------------------------
97-22                     6.96062           7.10465          7.56719          7.97126 Yield
                              212               235              352              432 Spread
              ------------------------------------------------------------------------
97-26                     6.93159            7.0722           7.5188          7.90116 Yield
                              209               232              347              425 Spread
              ------------------------------------------------------------------------
97-30                     6.90261            7.0398          7.47051          7.83122 Yield
                              206               229              342              418 Spread
              ------------------------------------------------------------------------
98-02                     6.87369           7.00747          7.42231          7.76142 Yield
                              203               225              338              411 Spread
              ------------------------------------------------------------------------
98-06                     6.84482           6.97519          7.37421          7.69176 Yield
                              200               222              333              404 Spread
              ------------------------------------------------------------------------
98-10                     6.81601           6.94298           7.3262          7.62225 Yield
                              197               219              328              397 Spread
              ------------------------------------------------------------------------
98-14                     6.78725           6.91083          7.27828          7.55288 Yield
                              194               216              323              390 Spread
              ------------------------------------------------------------------------

WAL                         5.788             5.022            3.131             2.08
Principal Window    May02 - Sep31     May02 - Sep31    May02 - Jun28    May02 - Jun19

CMT_1YR                      2.68              2.68             2.68             2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - B3

Balance       $5,046,000.00    Delay            24
Coupon        6.8712           Dated            4/1/02
Settle        4/25/02          First Payment    5/25/02

Price                    5 CPR           10 CPR           15 CPR           20 CPR
              ------------------------------------------------------------------------
95-07                  6.38588          6.62043           6.9505          7.28673     Yield
                            92              123              172              230     Spread
              ------------------------------------------------------------------------
95-11                  6.37129          6.60298          6.92895          7.26055     Yield
                            90              121              170              228     Spread
              ------------------------------------------------------------------------
95-15                  6.35672          6.58556          6.90745          7.23442     Yield
                            89              120              168              225     Spread
              ------------------------------------------------------------------------
95-19                  6.34218          6.56817          6.88599          7.20834     Yield
                            87              118              166              222     Spread
              ------------------------------------------------------------------------
95-23                  6.32767          6.55082          6.86458          7.18232     Yield
                            86              116              164              220     Spread
              ------------------------------------------------------------------------
95-27                  6.31319          6.53351           6.8432          7.15635     Yield
                            84              114              162              217     Spread
              ------------------------------------------------------------------------
95-31                  6.29875          6.51623          6.82187          7.13043     Yield
                            83              113              160              215     Spread
              ------------------------------------------------------------------------
96-03                  6.28433          6.49898          6.80058          7.10456     Yield
                            82              111              157              212     Spread
              ------------------------------------------------------------------------
96-07                  6.26994          6.48177          6.77933          7.07874     Yield
                            80              109              155              209     Spread
              ------------------------------------------------------------------------
96-11                  6.25558          6.46459          6.75812          7.05297     Yield
                            79              107              153              207     Spread
              ------------------------------------------------------------------------
96-15                  6.24125          6.44745          6.73696          7.02725     Yield
                            77              106              151              204     Spread
              ------------------------------------------------------------------------

WAL                       15.7           11.953            8.965            6.955
Principal Window May02 - Sep31    May02 - Sep31    May02 - Sep31    May02 - Sep31

CMT_1YR                   2.68             2.68             2.68             2.68



Price                     25 CPR            30 CPR           50 CPR           70 CPR
              -----------------------------------------------------------------------
95-07                    7.54565           7.75852          8.54238          9.38631 Yield
                             270               300              450              574 Spread
              -----------------------------------------------------------------------
95-11                    7.51548           7.72481          8.49208          9.31322 Yield
                             267               297              445              566 Spread
              -----------------------------------------------------------------------
95-15                    7.48538           7.69117          8.44189          9.24029 Yield
                             264               294              440              559 Spread
              -----------------------------------------------------------------------
95-19                    7.45533           7.65759           8.3918          9.16752 Yield
                             261               290              435              552 Spread
              -----------------------------------------------------------------------
95-23                    7.42534           7.62408           8.3418           9.0949 Yield
                             258               287              430              544 Spread
              -----------------------------------------------------------------------
95-27                    7.39541           7.59063           8.2919          9.02243 Yield
                             255               284              425              537 Spread
              -----------------------------------------------------------------------
95-31                    7.36554           7.55725           8.2421          8.95013 Yield
                             252               280              420              530 Spread
              -----------------------------------------------------------------------
96-03                    7.33573           7.52393           8.1924          8.87797 Yield
                             249               277              415              523 Spread
              -----------------------------------------------------------------------
96-07                    7.30597           7.49067           8.1428          8.80597 Yield
                             246               274              410              516 Spread
              -----------------------------------------------------------------------
96-11                    7.27628           7.45748           8.0933          8.73412 Yield
                             243               270              405              508 Spread
              -----------------------------------------------------------------------
96-15                    7.24664           7.42435          8.04389          8.66242 Yield
                             240               267              400              501 Spread
              -----------------------------------------------------------------------

WAL                        5.788             5.022            3.131             2.08
Principal Window   May02 - Sep31     May02 - Sep31    May02 - Nov27    May02 - Jan19

CMT_1YR                     2.68              2.68             2.68             2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_A

Balance     $144,034,000.00  Delay           0
Coupon      2.7947           Dated           4/25/02
Settle      4/25/02          First Payment   5/25/02

Price      5 CPR,         10 CPR,        15 CPR,        20 CPR,          25 CPR,        30 CPR,        50 CPR,      70 CPR,
           Call(Y)       Call(Y)         Call(Y)        Call(Y)          Call(Y)        Call(Y)        Call(Y)      Call(Y)
        ---------------------------------------------------------------------------------------------------------------------------
99-12       3.33368         3.73759       4.14299         4.55061          4.95195         5.3641       6.98185      8.58663 Yield
                 32             124           198             239              279            320           482          643 Spread
        ---------------------------------------------------------------------------------------------------------------------------
99-16       3.22869         3.55132       3.87503         4.20039           4.5206        4.84933       6.13839      7.41521 Yield
                 22             106           172             204              236            269           398          526 Spread
        ---------------------------------------------------------------------------------------------------------------------------
99-20       3.12393         3.36554       3.60786         3.85132          4.09084        4.33664       5.29962        6.252 Yield
                 11              87           145             169              193            218           314          409 Spread
        ---------------------------------------------------------------------------------------------------------------------------
99-24        3.0194         3.18022       3.34147         3.50341          3.66267        3.82604       4.46548      5.09695 Yield
                  1              69           118             134              150            167           231          294 Spread
        ---------------------------------------------------------------------------------------------------------------------------
99-28        2.9151         2.99539       3.07586         3.15664          3.23606         3.3175       3.63596      3.94998 Yield
                -10              50            92             100              108            116           148          179 Spread
        ---------------------------------------------------------------------------------------------------------------------------
100-00      2.81102         2.81102       2.81102         2.81102          2.81102        2.81102       2.81102      2.81102 Yield
                -20              32            65              65               65             65            65           65 Spread
        ---------------------------------------------------------------------------------------------------------------------------
100-04      2.70717         2.62713       2.54696         2.46654          2.38754        2.30658       1.99063      1.68001 Yield
                -31              13            39              31               23             15           -17          -48 Spread
        ---------------------------------------------------------------------------------------------------------------------------
100-08      2.60355          2.4437       2.28367         2.12318           1.9656        1.80418       1.17476      0.55688 Yield
                -41              -5            12              -4              -19            -36           -99         -160 Spread
        ---------------------------------------------------------------------------------------------------------------------------
100-12      2.50016         2.26074       2.02115         1.78096          1.54521        1.30379       0.36337     -0.55843 Yield
                -51             -23           -14             -38              -61            -86          -180         -272 Spread
        ---------------------------------------------------------------------------------------------------------------------------
100-16      2.39699         2.07824       1.75938         1.43985          1.12635        0.80542      -0.44357     -1.66599 Yield
                -62             -42           -40             -72             -103           -135          -260         -383 Spread
        ---------------------------------------------------------------------------------------------------------------------------
100-20      2.29404         1.89621       1.49838         1.09986          0.70901        0.30905      -1.24607     -2.76586 Yield
                -72             -60           -66            -106             -145           -185          -341         -493 Spread
        ---------------------------------------------------------------------------------------------------------------------------

WAL           1.246           0.696         0.483           0.369              0.3          0.252         0.154        0.112
Principal
Window     May02-Oct04   May02-Sep03    May02-Mar03    May02-Jan03    May02-Nov02     May02-Oct02    May02-Jul02  May02-Jun02

CMT_1YR        2.68            2.68          2.68            2.68             2.68           2.68          2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_B

Balance   $199,714,000.00  Delay            0
Coupon    3.784            Dated            4/25/02
Settle    4/25/02          First Payment    5/25/02


Price     5 CPR,         10 CPR,        15 CPR,        20 CPR,         25 CPR,        30 CPR,        50 CPR,       70 CPR,
          Call (Y)       Call (Y)       Call (Y)       Call (Y)        Call (Y)       Call (Y)       Call (Y)      Call (Y)
          ------------------------------------------------------------------------------------------------------------------------
99-12        3.99293        4.08563      4.20635        4.33291         4.46602         4.60564       5.25206        6.1446 Yield
                  98            107          119            132             145             190           309           398 Spread
          ------------------------------------------------------------------------------------------------------------------
99-16        3.95702        4.03111       4.1276        4.22873         4.33509         4.44663       4.96285       5.67509 Yield
                  94            102          111            122             132             174           280           352 Spread
          ------------------------------------------------------------------------------------------------------------------
99-20        3.92117        3.97669      4.04898        4.12475         4.20442         4.28796       4.67444       5.20728 Yield
                  91             96          104            111             119             158           251           305 Spread
          ------------------------------------------------------------------------------------------------------------------
99-24        3.88538        3.92236       3.9705        4.02096           4.074         4.12962       4.38683       4.74116 Yield
                  87             91           96            101             106             142           223           258 Spread
          ------------------------------------------------------------------------------------------------------------------
99-28        3.84964        3.86811      3.89216        3.91736         3.94385         3.97162           4.1       4.27672 Yield
                  84             86           88             90              93             126           194           212 Spread
          ------------------------------------------------------------------------------------------------------------------
100-00       3.81396        3.81396      3.81396        3.81396         3.81396         3.81396       3.81396       3.81396 Yield
                  80             80           80             80              80             111           165           165 Spread
          ------------------------------------------------------------------------------------------------------------------
100-04       3.77832        3.75989      3.73589        3.71074         3.68432         3.65662        3.5287       3.35285 Yield
                  77             75           72             70              67              95           137           119 Spread
          ------------------------------------------------------------------------------------------------------------------
100-08       3.74275        3.70591      3.65796        3.60772         3.55494         3.49962       3.24421       2.89341 Yield
                  73             69           64             59              54              79           108            73 Spread
          ------------------------------------------------------------------------------------------------------------------
100-12       3.70722        3.65202      3.58016         3.5049         3.42581         3.34296       2.96051       2.43561 Yield
                  69             64           57             49              41              64            80            28 Spread
          ------------------------------------------------------------------------------------------------------------------
100-16       3.67175        3.59822       3.5025        3.40226         3.29695         3.18662       2.67758       1.97945 Yield
                  66             59           49             39              28              48            52           -18 Spread
          ------------------------------------------------------------------------------------------------------------------
100-20       3.63633         3.5445      3.42497        3.29981         3.16833         3.03061       2.39541       1.52492 Yield
                  62             53           41             29              16              32            24           -64 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL            3.837          2.469        1.684          1.263               1           0.821         0.449         0.277

Principal
Window      Oct04-Jul06   Sep03-Dec05   Mar03-Oct04    Jan03-Feb04    Nov02-Oct03    Oct02-Jun03     Jul02-Dec02    Jun02-Sep02

CMT_1YR         2.68           2.68         2.68           2.68            2.68             2.68             2.68             2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_C

Balance    $424,906,000.00  Delay            24
Coupon     5.581            Dated            4/1/02
Settle     4/25/02          First Payment    5/25/02


Price      5 CPR,           10 CPR,         15 CPR,       20 CPR,       25 CPR,       30 CPR,         50 CPR,      70 CPR,
           Call (Y)         Call (Y)        Call (Y)      Call (Y)      Call (Y)      Call (Y)        Call (Y)     Call (Y)
           ------------------------------------------------------------------------------------------------------------------------
99-12          5.71496        5.71543         5.72101       5.73051       5.74355        5.76095        5.85477      5.99196 Yield
                    60             61              72            92           114            145            250          294 Spread
           ------------------------------------------------------------------------------------------------------------------
99-16            5.681        5.68124         5.68405       5.68886       5.69544        5.70423        5.75164      5.82094 Yield
                    56             57              69            88           109            139            240          276 Spread
           ------------------------------------------------------------------------------------------------------------------
99-20          5.64709         5.6471         5.64716       5.64727       5.64742        5.64762        5.64871      5.65029 Yield
                    53             54              65            84           104            133            230          259 Spread
           ------------------------------------------------------------------------------------------------------------------
99-24          5.61323        5.61301         5.61032       5.60575       5.59948        5.59111        5.54597      5.48003 Yield
                    50             50              61            79           100            128            219          242 Spread
           ------------------------------------------------------------------------------------------------------------------
99-28          5.57942        5.57897         5.57354        5.5643       5.55161        5.53469        5.44344      5.31015 Yield
                    46             47              58            75            95            122            209          225 Spread
           ------------------------------------------------------------------------------------------------------------------
100-00         5.54567        5.54498         5.53682       5.52291       5.50383        5.47837         5.3411      5.14065 Yield
                    43             44              54            71            90            116            199          208 Spread
           ------------------------------------------------------------------------------------------------------------------
100-04         5.51196        5.51104         5.50015       5.48159       5.45613        5.42215        5.23896      4.97153 Yield
                    39             40              50            67            85            111            189          192 Spread
            ------------------------------------------------------------------------------------------------------------------
100-08         5.47831        5.47716         5.46354       5.44033        5.4085        5.36602        5.13701      4.80278 Yield
                    36             37              47            63            81            105            179          175 Spread
           ------------------------------------------------------------------------------------------------------------------
100-12          5.4447        5.44332         5.42698       5.39914       5.36096           5.31        5.03526      4.63441 Yield
                    33             34              43            59            76             99            168          158 Spread
           ------------------------------------------------------------------------------------------------------------------
100-16         5.41115        5.40954         5.39048       5.35802       5.31349        5.25406         4.9337      4.46641 Yield
                    29             30              39            55            71             94            158          141 Spread
           ------------------------------------------------------------------------------------------------------------------
100-20         5.37764        5.37581         5.35404       5.31696       5.26611        5.19823        4.83234      4.29878 Yield
                    26             27              36            50            66             88            148          124 Spread
           ------------------------------------------------------------------------------------------------------------------

WAL               4.25          4.218           3.875         3.406         2.918          2.444          1.298         0.77
Principal   Jul06-Jul06    Dec05-Jul06    Oct04-Jul06    Feb04-Jul06    Oct03-Jul06    Jun03-Jul06     Dec02-Jul04    Sep02-Aug03
Window

CMT_1YR           2.68           2.68            2.68          2.68          2.68           2.68           2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_D

Balance  $186,927,000.00   Delay          24
Coupon   6.151             Dated          4/1/02
Settle   4/25/02           First Payment  5/25/02


Price    5 CPR,          10 CPR,        15 CPR,        20 CPR,        25 CPR,        30 CPR,        50 CPR,        70 CPR,
         Call (Y)        Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)
         ------------------------------------------------------------------------------------------------------------------------
99-12        6.28953        6.28953        6.28953        6.28953        6.28953        6.28953        6.31133       6.36462 Yield
                 117            117            117            117            117            117            166           258 Spread
         --------------------------------------------------------------------------------------------------------------------
99-16         6.2551         6.2551         6.2551         6.2551         6.2551         6.2551        6.26422       6.28649 Yield
                 114            114            114            114            114            114            161           250 Spread
         --------------------------------------------------------------------------------------------------------------------
99-20        6.22072        6.22072        6.22072        6.22072        6.22072        6.22072        6.21717        6.2085 Yield
                 110            110            110            110            110            110            157           242 Spread
         --------------------------------------------------------------------------------------------------------------------
99-24         6.1864         6.1864         6.1864         6.1864         6.1864         6.1864        6.17021       6.13063 Yield
                 107            107            107            107            107            107            152           234 Spread
         --------------------------------------------------------------------------------------------------------------------
99-28        6.15213        6.15213        6.15213        6.15213        6.15213        6.15213        6.12331       6.05289 Yield
                 103            103            103            103            103            103            147           226 Spread
         --------------------------------------------------------------------------------------------------------------------
100-00       6.11791        6.11791        6.11791        6.11791        6.11791        6.11791        6.07649       5.97529 Yield
                 100            100            100            100            100            100            143           219 Spread
         --------------------------------------------------------------------------------------------------------------------
100-04       6.08374        6.08374        6.08374        6.08374        6.08374        6.08374        6.02975       5.89781 Yield
                  97             97             97             97             97             97            138           211 Spread
         --------------------------------------------------------------------------------------------------------------------
100-08       6.04962        6.04962        6.04962        6.04962        6.04962        6.04962        5.98307       5.82046 Yield
                  93             93             93             93             93             93            133           203 Spread
         --------------------------------------------------------------------------------------------------------------------
100-12       6.01555        6.01555        6.01555        6.01555        6.01555        6.01555        5.93647       5.74325 Yield
                  90             90             90             90             90             90            129           196 Spread
         --------------------------------------------------------------------------------------------------------------------
100-16       5.98154        5.98154        5.98154        5.98154        5.98154        5.98154        5.88994       5.66616 Yield
                  86             86             86             86             86             86            124           188 Spread
         --------------------------------------------------------------------------------------------------------------------
100-20       5.94758        5.94758        5.94758        5.94758        5.94758        5.94758        5.84349        5.5892 Yield
                  83             83             83             83             83             83            119           180 Spread
         --------------------------------------------------------------------------------------------------------------------

WAL             4.25           4.25           4.25           4.25           4.25           4.25          2.997          1.74
Principal
Window     Jul06-Jul06   Jul06-Jul06  Jul06-Jul06    Jul06-Jul06     Jul06-Jul06    Jul06-Jul06     Jul04-Aug05   Aug03 - Mar04

CMT_1YR         2.68           2.68           2.68           2.68           2.68           2.68           2.68          2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A2

Balance    $132,094,000.00   Delay          24
Coupon     6.458             Dated          4/1/02
Settle     4/25/02           First Payment  5/25/02


Price      5 CPR,         10 CPR,        15 CPR,        20 CPR,        25 CPR,       30 CPR,       50 CPR,       70 CPR,
           Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)      Call (Y)      Call (Y)      Call (Y)
           --------------------------------------------------------------------------------------------------------------------
100-12        6.32738        6.29883        6.26646        6.23045        6.1899       6.14416       5.86096       5.41947 Yield
                  117            131            146            159           177           192           252           236 Spread
           ----------------------------------------------------------------------------------------------------------------
100-16        6.29374         6.2608        6.22347        6.18193       6.13516       6.08241       5.75575       5.24658 Yield
                  113            127            142            155           172           186           242           219 Spread
           ----------------------------------------------------------------------------------------------------------------
100-20        6.26016        6.22285        6.18056        6.13352       6.08054       6.02081       5.65081       5.07417 Yield
                  110            123            138            150           166           180           231           202 Spread
           ----------------------------------------------------------------------------------------------------------------
100-24        6.22663        6.18496        6.13773         6.0852       6.02605       5.95935       5.54614       4.90225 Yield
                  106            119            133            145           161           174           221           185 Spread
           ----------------------------------------------------------------------------------------------------------------
100-28        6.19315        6.14714        6.09499        6.03698       5.97167       5.89803       5.44173       4.73082 Yield
                  103            115            129            140           155           167           210           167 Spread
           ----------------------------------------------------------------------------------------------------------------
101-00        6.15974        6.10938        6.05232        5.98886       5.91741       5.83685       5.33759       4.55987 Yield
                  100            112            125            135           150           161           200           150 Spread
           ----------------------------------------------------------------------------------------------------------------
101-04        6.12637        6.07169        6.00974        5.94083       5.86326       5.77581       5.23371        4.3894 Yield
                   96            108            121            130           145           155           190           133 Spread
           ----------------------------------------------------------------------------------------------------------------
101-08        6.09307        6.03407        5.96723        5.89291       5.80924       5.71491        5.1301        4.2194 Yield
                   93            104            116            126           139           149           179           116 Spread
           ----------------------------------------------------------------------------------------------------------------
101-12        6.05981        5.99652        5.92481        5.84508       5.75533       5.65414       5.02676       4.04988 Yield
                   90            100            112            121           134           143           169            99 Spread
           ----------------------------------------------------------------------------------------------------------------
101-16        6.02662        5.95903        5.88247        5.79735       5.70153       5.59352       4.92367       3.88084 Yield
                   86             97            108            116           128           137           159            82 Spread
           ----------------------------------------------------------------------------------------------------------------
101-20        5.99347        5.92161        5.84021        5.74971       5.64785       5.53304       4.82084       3.71227 Yield
                   83             93            104            111           123           131           148            66 Spread
           ----------------------------------------------------------------------------------------------------------------

WAL             4.406          3.864          3.386          2.974         2.612         2.293         1.284         0.759
Principal    May02-Jun07  May02-Jun07   May02-Jun07   May02-Jun07    May02-Jun07   May02-Jun07   May02-Aug05   May02-Mar04
Window

CMT_1YR          2.68           2.68           2.68           2.68          2.68          2.68          2.68          2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B1

Balance   $12,895,000.00   Delay          24
Coupon    6.8712           Dated          4/1/02
Settle    4/25/02          First Payment  5/25/02


Price     5 CPR,         10 CPR,        15 CPR,       20 CPR,        25 CPR,       30 CPR,       50 CPR,        70 CPR,
          Call (Y)       Call (Y)       Call (Y)      Call (Y)       Call (Y)      Call (Y)      Call (Y)       Call (Y)
          --------------------------------------------------------------------------------------------------------------------
98-13         6.03268        6.21806       6.47789        6.72972       6.92123       7.08505        7.47522       7.79536 Yield
                   57             84           135            183           215           257            364           463 Spread
          -----------------------------------------------------------------------------------------------------------------
98-17         6.01867        6.20096        6.4564        6.70328       6.89037          7.05        7.41934       7.70391 Yield
                   56             83           133            181           212           253            358           454 Spread
          -----------------------------------------------------------------------------------------------------------------
98-21         6.00469         6.1839       6.43494        6.67689       6.85956         7.015        7.36356       7.61264 Yield
                   55             81           131            178           209           250            353           445 Spread
          -----------------------------------------------------------------------------------------------------------------
98-25         5.99073        6.16687       6.41352        6.65054       6.82881       6.98005        7.30788       7.52154 Yield
                   53             79           129            175           206           246            347           436 Spread
          -----------------------------------------------------------------------------------------------------------------
98-29          5.9768        6.14986       6.39215        6.62424       6.79811       6.94517        7.25229       7.43061 Yield
                   52             78           127            173           203           243            341           427 Spread
          -----------------------------------------------------------------------------------------------------------------
99-01         5.96289        6.13289       6.37081        6.59799       6.76746       6.91035         7.1968       7.33984 Yield
                   50             76           125            170           200           239            336           417 Spread
          -----------------------------------------------------------------------------------------------------------------
99-05         5.94902        6.11595        6.3495        6.57178       6.73686       6.87559        7.14141       7.24925 Yield
                   49             74           122            167           197           236            330           408 Spread
          -----------------------------------------------------------------------------------------------------------------
99-09         5.93517        6.09905       6.32824        6.54562       6.70632       6.84088        7.08611       7.15882 Yield
                   48             73           120            165           194           232            325           399 Spread
          -----------------------------------------------------------------------------------------------------------------
99-13         5.92135        6.08217       6.30701         6.5195       6.67583       6.80623        7.03091       7.06856 Yield
                   46             71           118            162           191           229            319           390 Spread
          -----------------------------------------------------------------------------------------------------------------
99-17         5.90755        6.06532       6.28582        6.49343       6.64539       6.77165         6.9758       6.97846 Yield
                   45             69           116            160           188           225            314           381 Spread
          -----------------------------------------------------------------------------------------------------------------
99-21         5.89379        6.04851       6.26467         6.4674         6.615       6.73711        6.92078       6.88853 Yield
                   44             68           114            157           185           222            308           372 Spread
          -----------------------------------------------------------------------------------------------------------------

WAL            15.245          11.14         8.119          6.222         5.126         4.385          2.578         1.516
Principal
Window     May02-Aug24   May02-Jan19   May02-Aug14    May02-Oct11   May02-Nov09   May02-Jun08    May02-Aug05    May02-Mar04

CMT_1YR          2.68           2.68          2.68           2.68          2.68          2.68           2.68          2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B2

Balance       $8,970,000.00   Delay         24
Coupon        6.871           Dated         4/1/02
Settle        4/25/02         First Payment 5/25/02


Price         5 CPR,        10 CPR,       15 CPR,       20 CPR,       25 CPR,       30 CPR,       50 CPR,       70 CPR,
              Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)
              ----------------------------------------------------------------------------------------------------------------
97-06             6.17077       6.38644       6.68949       6.98996       7.22493       7.43004       8.02517       8.69594 Yield
                       71           101           156           209           246           291           419           553 Spread
              --------------------------------------------------------------------------------------------------------------
97-10             6.15648       6.36903       6.66761       6.96306       7.19354       7.39439       7.96833       8.60281 Yield
                       70           100           154           207           243           287           413           544 Spread
              --------------------------------------------------------------------------------------------------------------
97-14             6.14222       6.35165       6.64578       6.93621       7.16221        7.3588       7.91159       8.50986 Yield
                       68            98           152           204           240           284           407           534 Spread
              --------------------------------------------------------------------------------------------------------------
97-18             6.12799        6.3343       6.62398        6.9094       7.13093       7.32328       7.85495       8.41708 Yield
                       67            96           150           201           236           280           402           525 Spread
              --------------------------------------------------------------------------------------------------------------
97-22             6.11379       6.31699       6.60223       6.88265       7.09971       7.28781       7.79841       8.32448 Yield
                       66            94           148           199           233           277           396           516 Spread
              --------------------------------------------------------------------------------------------------------------
97-26             6.09962       6.29971       6.58051       6.85594       7.06854       7.25241       7.74197       8.23204 Yield
                       64            93           146           196           230           273           390           507 Spread
              --------------------------------------------------------------------------------------------------------------
97-30             6.08548       6.28246       6.55883       6.82928       7.03743       7.21706       7.68563       8.13979 Yield
                       63            91           143           193           227           270           385           497 Spread
              --------------------------------------------------------------------------------------------------------------
98-02             6.07136       6.26524        6.5372       6.80267       7.00637       7.18178       7.62938        8.0477 Yield
                       61            89           141           191           224           266           379           488 Spread
              --------------------------------------------------------------------------------------------------------------
98-06             6.05727       6.24806        6.5156        6.7761       6.97536       7.14655       7.57324       7.95579 Yield
                       60            87           139           188           221           263           373           479 Spread
              --------------------------------------------------------------------------------------------------------------
98-10             6.04321       6.23091       6.49403       6.74958       6.94441       7.11139       7.51719       7.86405 Yield
                       58            86           137           185           218           259           368           470 Spread
              --------------------------------------------------------------------------------------------------------------
98-14             6.02918       6.21378       6.47251       6.72311       6.91351       7.07628       7.46124       7.77248 Yield
                       57            84           135           183           215           256           362           461 Spread
              --------------------------------------------------------------------------------------------------------------

WAL                15.245         11.14         8.119         6.222         5.126         4.385         2.578         1.516
Principal
Window        May02 - Aug24 May02 - Jan19 May02 - Aug14 May02 - Oct11 May02 - Nov09 May02 - Jun08 May02 - Aug05 May02 - Mar04

CMT_1YR              2.68          2.68          2.68          2.68          2.68          2.68          2.68          2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B3

Balance       $5,046,000.00   Delay         24
Coupon        6.8712          Dated         4/1/02
Settle        4/25/02         First Payment 5/25/02


Price         5 CPR,        10 CPR,       15 CPR,       20 CPR,      25 CPR,        30 CPR,      50 CPR,       70 CPR,
              Call (Y)      Call (Y)      Call (Y)      Call (Y)     Call (Y)       Call (Y)     Call (Y)      Call (Y)
              ---------------------------------------------------------------------------------------------------------------
95-07              6.39961       6.66507       7.03933      7.42003        7.72663      7.99975       8.93383      10.18636 Yield
                        94           129           191          252            296          348           510           702 Spread
              --------------------------------------------------------------------------------------------------------------
95-11              6.38486       6.64713       7.01682      7.39236        7.69436      7.96311       8.87537      10.09039 Yield
                        93           127           189          249            293          344           504           693 Spread
              --------------------------------------------------------------------------------------------------------------
95-15              6.37015       6.62922       6.99434      7.36474        7.66214      7.92653       8.81702        9.9946 Yield
                        91           126           187          247            290          341           498           683 Spread
              --------------------------------------------------------------------------------------------------------------
95-19              6.35546       6.61135       6.97191      7.33717        7.62999      7.89002       8.75877       9.89899 Yield
                        90           124           185          244            286          337           492           673 Spread
              --------------------------------------------------------------------------------------------------------------
95-23               6.3408       6.59351       6.94952      7.30965        7.59788      7.85357       8.70063       9.80357 Yield
                        88           122           182          241            283          333           486           664 Spread
              --------------------------------------------------------------------------------------------------------------
95-27              6.32617        6.5757       6.92717      7.28217        7.56584      7.81719       8.64259       9.70834 Yield
                        87           120           180          238            280          330           480           654 Spread
              --------------------------------------------------------------------------------------------------------------
95-31              6.31157       6.55793       6.90486      7.25475        7.53385      7.78087       8.58466       9.61328 Yield
                        85           118           178          236            277          326           475           645 Spread
               --------------------------------------------------------------------------------------------------------------
96-03                6.297        6.5402        6.8826      7.22738        7.50192      7.74461       8.52683       9.51841 Yield
                        84           117           176          233            274          323           469           635 Spread
              --------------------------------------------------------------------------------------------------------------
96-07              6.28246        6.5225       6.86037      7.20006        7.47005      7.70842        8.4691       9.42372 Yield
                        82           115           174          230            270          319           463           626 Spread
              --------------------------------------------------------------------------------------------------------------
96-11              6.26795       6.50483       6.83818      7.17278        7.43823      7.67229       8.41147       9.32921 Yield
                        81           113           171          228            267          315           457           616 Spread
              --------------------------------------------------------------------------------------------------------------
96-15              6.25347       6.48719       6.81604      7.14556        7.40647      7.63622       8.35395       9.23488 Yield
                        79           111           169          225            264          312           452           607 Spread
              --------------------------------------------------------------------------------------------------------------

WAL                 15.245         11.14         8.119        6.222          5.126        4.385         2.578         1.516
Principal
Window        May02-Aug24     May02-Jan19   May02-Aug14  May02-Oct11    May02-Nov09    May02-Jun08   May02-Aug05   May02-Mar04

CMT_1YR               2.68          2.68          2.68         2.68           2.68         2.68          2.68          2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_C

Balance       $424,906,000.00  Delay            24
Coupon        5.581            Dated            4/1/02
Settle        4/25/02          First Payment    5/25/02

Price       5 CPR,     10 CPR,      15 CPR,    20 CPR,    25 CPR,      30  CPR,   40 CPR,    50 CPR,       70 CPR,
           Call (Y)   Call (Y)     Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call(Y)    Call (Y)      Call (Y)
          ----------------------------------------------------------------------------------------------------------------
99-12         5.71496     5.71543    5.72101     5.73051    5.74355     5.76095      5.8044     5.85477     5.99196 Yield
                   60          61         72          92        114         145         202         250         294 Spread

          ----------------------------------------------------------------------------------------------------------------
99-16           5.681     5.68124    5.68405     5.68886    5.69544     5.70423      5.7262     5.75164     5.82094 Yield
                   56          57         69          88        109         139         194         240         276 Spread

          ----------------------------------------------------------------------------------------------------------------
99-20         5.64709      5.6471    5.64716     5.64727    5.64742     5.64762      5.6481     5.64871     5.65029 Yield
                   53          54         65          84        104         133         187         230         259 Spread

          ----------------------------------------------------------------------------------------------------------------
99-24         5.61323     5.61301    5.61032     5.60575    5.59948     5.59111      5.5702     5.54597     5.48003 Yield
                   50          50         61          79        100         128         179         219         242 Spread

          ----------------------------------------------------------------------------------------------------------------
99-28         5.57942     5.57897    5.57354      5.5643    5.55161     5.53469      5.4924     5.44344     5.31015 Yield
                   46          47         58          75         95         122         171         209         225 Spread

          ----------------------------------------------------------------------------------------------------------------
100-00        5.54567     5.54498    5.53682     5.52291    5.50383     5.47837      5.4147      5.3411     5.14065 Yield
                   43          44         54          71         90         116         163         199         208 Spread

          ----------------------------------------------------------------------------------------------------------------
100-04        5.51196     5.51104    5.50015     5.48159    5.45613     5.42215      5.3372     5.23896     4.97153 Yield
                   39          40         50          67         85         111         155         189         192 Spread

          ----------------------------------------------------------------------------------------------------------------
100-08        5.47831     5.47716    5.46354     5.44033     5.4085     5.36602      5.2598     5.13701     4.80278 Yield
                   36          37         47          63         81         105         148         179         175 Spread

          ----------------------------------------------------------------------------------------------------------------
100-12         5.4447     5.44332    5.42698     5.39914    5.36096        5.31      5.1826     5.03526     4.63441 Yield
                   33          34         43          59         76          99         140         168         158 Spread

          ----------------------------------------------------------------------------------------------------------------
100-16        5.41115     5.40954    5.39048     5.35802    5.31349     5.25406      5.1055      4.9337     4.46641 Yield
                   29          30         39          55         71          94         132         158         141 Spread

          ----------------------------------------------------------------------------------------------------------------
100-20        5.37764     5.37581    5.35404     5.31696    5.26611     5.19823      5.0285     4.83234     4.29878 Yield
                   26          27         36          50         66          88         125         148         124 Spread
          ----------------------------------------------------------------------------------------------------------------

WAL              4.25       4.218      3.875       3.406      2.918       2.444       1.734       1.298        0.77
Principal Window
            Jul 06     Dec 05      Oct 04     Feb 04     Oct 03     Jun 03        Feb 03      Dec 02      Sep 02
           -Jul 06    -Jul 06     -Jul 06    -Jul 06    -Jul 06    -Jul 06       -Apr 05     -Jul l0     -Aug 03

CMT_1YR          2.68        2.68       2.68        2.68       2.68        2.68        2.68        2.68        2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof
(including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited
Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_D

Balance   $186,927,000.00  Delay         24
Coupon    6.151            Dated         4/1/02
Settle    4/25/02          First Payment 5/25/02

Price         5 CPR,     10 CPR,     15 CPR,    20 CPR,      25 CPR,     30 CPR,       50 CPR,     70 CPR,    80 CPR,
              Call (Y)   Call (Y)   Call (Y)    Call (Y)     Call (Y)    Call (Y)      Call (Y)    Call (Y)   Call (Y)
          -------------------------------------------------------------------------------------------------------------
99-12         6.28953     6.28953     6.28953      6.28953     6.28953     6.28953     6.31133     6.36462      6.4031 Yield
                  117         117         117          117         117         117         166         258         301 Spread
          -------------------------------------------------------------------------------------------------------------
99-16          6.2551      6.2551      6.2551       6.2551      6.2551      6.2551     6.26422     6.28649      6.3026 Yield
                  114         114         114          114         114         114         161         250         291 Spread
          -------------------------------------------------------------------------------------------------------------
99-20         6.22072     6.22072     6.22072      6.22072     6.22072     6.22072     6.21717      6.2085      6.2022 Yield
                  110         110         110          110         110         110         157         242         281 Spread
          -------------------------------------------------------------------------------------------------------------
99-24          6.1864      6.1864      6.1864       6.1864      6.1864      6.1864     6.17021     6.13063      6.1021 Yield
                  107         107         107          107         107         107         152         234         271 Spread
          -------------------------------------------------------------------------------------------------------------
99-28         6.15213     6.15213     6.15213      6.15213     6.15213     6.15213     6.12331     6.05289      6.0021 Yield
                  103         103         103          103         103         103         147         226         261 Spread
          -------------------------------------------------------------------------------------------------------------
100-00        6.11791     6.11791     6.11791      6.11791     6.11791     6.11791     6.07649     5.97529      5.9023 Yield
                  100         100         100          100         100         100         143         219         251 Spread
          -------------------------------------------------------------------------------------------------------------
100-04        6.08374     6.08374     6.08374      6.08374     6.08374     6.08374     6.02975     5.89781      5.8026 Yield
                   97          97          97           97          97          97         138         211         241 Spread
          -------------------------------------------------------------------------------------------------------------
100-08        6.04962     6.04962     6.04962      6.04962     6.04962     6.04962     5.98307     5.82046      5.7032 Yield
                   93          93          93           93          93          93         133         203         231 Spread
          -------------------------------------------------------------------------------------------------------------
100-12        6.01555     6.01555     6.01555      6.01555     6.01555     6.01555     5.93647     5.74325      5.6039 Yield
                   90          90          90           90          90          90         129         196         222 Spread
          -------------------------------------------------------------------------------------------------------------
100-16        5.98154     5.98154     5.98154      5.98154     5.98154     5.98154     5.88994     5.66616      5.5048 Yield
                   86          86          86           86          86          86         124         188         212 Spread
          -------------------------------------------------------------------------------------------------------------
100-20        5.94758     5.94758     5.94758      5.94758     5.94758     5.94758     5.84349      5.5892      5.4059 Yield
                   83          83          83           83          83          83         119         180         202 Spread
          -------------------------------------------------------------------------------------------------------------

WAL              4.25        4.25        4.25         4.25        4.25        4.25       2.997        1.74       1.336
Principal Window
         July 06    July 06      July 06        July 06     July 06     July 06    July 04    Aug 03      Apr 03
         -July 06   -July 06     -July 06       -July 06    -July 06    -July 06   -Aug 05    -Mar 04     Oct 03

CMT_1YR          2.68        2.68        2.68         2.68        2.68        2.68        2.68        2.68        2.68


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_D

Balance $186,927,000.00  Delay            24
Coupon  6.151            Dated            4/1/02
Settle  4/25/02          First Payment    5/25/02

Price   5 CPR       10 CPR        15 CPR       20 CPR        25 CPR       30 CPR       50 CPR      70 CPR         80 CPR
        ----------------------------------------------------------------------------------------------------------------------------
99-12     5.5456     5.59935      5.67507      5.76422       5.8641       5.97197      6.23695      6.33861       6.3793 Yield
             -45         -40          -32          -23            1            29          134          224          277 Spread

        ----------------------------------------------------------------------------------------------------------------------------
99-16    5.53542     5.58753      5.66093      5.74734      5.84415       5.94866      6.19677      6.27244       6.2923 Yield
             -46         -41          -34          -25           -1            27          130          217          268 Spread

        ----------------------------------------------------------------------------------------------------------------------------
99-20    5.52526     5.57573      5.64681      5.73049      5.82425       5.92539      6.15666      6.20638       6.2054 Yield
             -47         -42          -35          -27           -3            24          126          211          259 Spread

        ----------------------------------------------------------------------------------------------------------------------------
99-24    5.51512     5.56395      5.63271      5.71367      5.80437       5.90215      6.11661      6.14045       6.1187 Yield
             -48         -43          -36          -28           -5            22          122          204          251 Spread

        ----------------------------------------------------------------------------------------------------------------------------
99-28      5.505     5.55219      5.61865      5.69688      5.78453       5.87896      6.07664      6.07463       6.0322 Yield
             -49         -44          -38          -30           -7            20          118          197          242 Spread
        ----------------------------------------------------------------------------------------------------------------------------
100-00    5.4949     5.54045       5.6046      5.68012      5.76472        5.8558      6.03673      6.00893       5.9458 Yield
             -50         -46          -39          -32           -9            17          114          191          233 Spread

        ----------------------------------------------------------------------------------------------------------------------------
100-04   5.48481     5.52873      5.59058      5.66338      5.74494       5.83268      5.99689      5.94334       5.8596 Yield
             -51         -47          -41          -33          -11            15          110          184          225 Spread

        ----------------------------------------------------------------------------------------------------------------------------
100-08   5.47474     5.51704      5.57658      5.64667       5.7252        5.8096      5.95711      5.87787       5.7736 Yield
             -52         -48          -42          -35          -13            13          106          178          216 Spread

        ----------------------------------------------------------------------------------------------------------------------------
100-12   5.46469     5.50536      5.56261         5.63      5.70549       5.78656       5.9174      5.81252       5.6877 Yield
             -53         -49          -43          -37          -15            10          102          171          208 Spread

        ----------------------------------------------------------------------------------------------------------------------------
100-16   5.45466      5.4937      5.54866      5.61335      5.68582       5.76355      5.87776      5.74728        5.602 Yield
             -54         -50          -45          -38          -17             8           98          165          199 Spread

        ----------------------------------------------------------------------------------------------------------------------------
100-20   5.44465     5.48207      5.53473      5.59673      5.66618       5.74059      5.83819      5.68216       5.5164 Yield
             -55         -52          -46          -40          -19             6           94          158          190 Spread
        ----------------------------------------------------------------------------------------------------------------------------

WAL       22.439      17.489       13.387          10.478     8.416         6.914         3.63        2.091        1.561
Principal Window
     July 20      July 14     Jan 11        Dec 08       July 07       Aug 06      July 04       Aug 03      Apr 03
     -Feb 30      -Feb 30     -Feb 30       -Feb 30      -Feb 30       -Feb 30     -Oct 29       -Mar 21     -Jun 16

CMT_1YR     2.68        2.68         2.68            2.68      2.68          2.68          2.68        2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof
(including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited
Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_D

Balance   $186,927,000.00     Delay               24
Coupon    6.151               Dated               4/1/02
Settle    4/25/02             First Payment       5/25/02

Price     25 CPR, Call (Y)    30 CPR, Call (Y)    35 CPR, Call (Y)    40 CPR, Call (Y)     45 CPR, Call (Y)    50 CPR, Call (Y)
          -------------------------------------------------------------------------------------------------------------------------
99-12         6.2895              6.2895              6.2907               6.2939              6.3015              6.3113 Yield
                 117                 117                 120                  128                 147                 166 Spread

          ----------------------------------------------------------------------------------------------------------------
99-16         6.2551              6.2551              6.2556               6.2569              6.2601              6.2642 Yield
                 114                 114                 116                  124                 143                 161 Spread

          ----------------------------------------------------------------------------------------------------------------
99-20         6.2207              6.2207              6.2205                 6.22              6.2188              6.2172 Yield
                 110                 110                 113                  120                 139                 157 Spread

          ----------------------------------------------------------------------------------------------------------------
99-24         6.1864              6.1864              6.1856               6.1832              6.1775              6.1702 Yield
                 107                 107                 109                  117                 135                 152 Spread

          ----------------------------------------------------------------------------------------------------------------
99-28         6.1521              6.1521              6.1506               6.1464              6.1363              6.1233 Yield
                 103                 103                 106                  113                 130                 147 Spread

          ----------------------------------------------------------------------------------------------------------------
100-00        6.1179              6.1179              6.1157               6.1097              6.0951              6.0765 Yield
                 100                 100                 102                  109                 126                 143 Spread

          ----------------------------------------------------------------------------------------------------------------
100-04        6.0837              6.0837              6.0809                6.073               6.054              6.0297 Yield
                  97                  97                  99                  106                 122                 138 Spread

          ----------------------------------------------------------------------------------------------------------------
100-08        6.0496              6.0496              6.0462               6.0364               6.013              5.9831 Yield
                  93                  93                  95                  102                 118                 133 Spread

          ----------------------------------------------------------------------------------------------------------------
100-12        6.0156              6.0156              6.0114               5.9998               5.972              5.9365 Yield
                  90                  90                  92                   98                 114                 129 Spread

          ----------------------------------------------------------------------------------------------------------------
100-16        5.9815              5.9815              5.9768               5.9633              5.9311              5.8899 Yield
                  86                  86                  88                   95                 110                 124 Spread

          ----------------------------------------------------------------------------------------------------------------
100-20        5.9476              5.9476              5.9422               5.9268              5.8903              5.8435 Yield
                  83                  83                  85                   91                 106                 119 Spread
          ----------------------------------------------------------------------------------------------------------------

WAL             4.25                4.25                4.16                3.927               3.457               2.997
Principal Window
 Jul 06 - Jul 06     Jul 06 - Jul 06       Nov 05 - Jul 06      Apr 05 - Jul 06    Nov 04 - Feb 06    Jul 04 - Aug 05


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_A

Balance       $144,034,000.00   Delay              0
Coupon        2.809             Dated              4/25/02
Settle        4/25/02           First Payment      5/25/02
Curve as of 4/1/02

Price                15 CPR,            20 CPR,            25 CPR,           30 CPR,            50 CPR,
                     Call (Y)           Call (Y)            Call (Y)         Call (Y)           Call (Y)
            ---------------------------------------------------------------------------------------------
99-12                  4.1576            4.56525            4.96661           5.37879            6.99664 Yield
                          198                239                279               320                482 Spread
            ---------------------------------------------------------------------------------------------
99-16                 3.88961            4.21499            4.53523           4.86397            6.15312 Yield
                          171                204                236               269                398 Spread
            ---------------------------------------------------------------------------------------------
99-20                 3.62241            3.86589            4.10543           4.35125            5.31428 Yield
                          145                169                193               218                314 Spread
            ---------------------------------------------------------------------------------------------
99-24                 3.35599            3.51794            3.67721            3.8406            4.48008 Yield
                          118                134                150               167                231 Spread
            ---------------------------------------------------------------------------------------------
99-28                 3.09035            3.17115            3.25057           3.33202            3.65049 Yield
                           92                100                108               116                148 Spread
            ---------------------------------------------------------------------------------------------
100-00                2.82549            2.82549            2.82549           2.82549            2.82549 Yield
                           65                 65                 65                65                 65 Spread
            ---------------------------------------------------------------------------------------------
100-04                 2.5614            2.48097            2.40197           2.32101            2.00503 Yield
                           39                 31                 23                15                -17 Spread
            ---------------------------------------------------------------------------------------------
100-08                2.29808            2.13758            1.97999           1.81856             1.1891 Yield
                           12                 -4                -20               -36                -99 Spread
            ---------------------------------------------------------------------------------------------
100-12                2.03553            1.79532            1.55956           1.31813            0.37764 Yield
                          -14                -38                -62               -86               -180 Spread
            ---------------------------------------------------------------------------------------------
100-16                1.77374            1.45418            1.14066           0.81971           -0.42935 Yield
                          -40                -72               -103              -136               -260 Spread
            ---------------------------------------------------------------------------------------------
100-20                 1.5127            1.11416            0.72328            0.3233           -1.23192 Yield
                          -66               -106               -145              -185               -341 Spread
            ---------------------------------------------------------------------------------------------

WAL                     0.483              0.369                0.3             0.252              0.154
Principal
Window     May02 - Mar03     May02 - Jan03      May02 - Nov02      May02 - Oct02     May02 - Jul02

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_B

Balance      $199,714,000.00    Delay             0
Coupon       3.85               Dated             4/25/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                  15 CPR,           20 CPR,           25 CPR,      30 CPR,                 50 CPR,
                       Call (Y)          Call (Y)          Call (Y)     Call (Y)                Call (Y)
             --------------------------------------------------------------------------------------------
99-12                   4.27376           4.40035           4.53351           4.67316            5.31977 Yield
                            119               132               145               192                314 Spread
             --------------------------------------------------------------------------------------------
99-16                   4.19493            4.2961           4.40249           4.51406            5.03044 Yield
                            111               122               132               176                286 Spread
             --------------------------------------------------------------------------------------------
99-20                   4.11625           4.19203           4.27173           4.35529             4.7419 Yield
                            104               111               119               160                257 Spread
             --------------------------------------------------------------------------------------------
99-24                    4.0377           4.08817           4.14123           4.19686            4.45415 Yield
                             96               101               106               144                228 Spread
             --------------------------------------------------------------------------------------------
99-28                   3.95929           3.98449           4.01099           4.03877            4.16719 Yield
                             88                90                93               128                199 Spread
             --------------------------------------------------------------------------------------------
100-00                  3.88101           3.88101           3.88101           3.88101            3.88101 Yield
                             80                80                80               113                171 Spread
             --------------------------------------------------------------------------------------------
100-04                  3.80288           3.77772           3.75129           3.72359            3.59562 Yield
                             72                70                67                97                142 Spread
             --------------------------------------------------------------------------------------------
100-08                  3.72487           3.67463           3.62183            3.5665            3.31101 Yield
                             64                59                54                81                114 Spread
             --------------------------------------------------------------------------------------------
100-12                  3.64701           3.57172           3.49262           3.40974            3.02717 Yield
                             57                49                41                65                 85 Spread
             --------------------------------------------------------------------------------------------
100-16                  3.56928           3.46901           3.36367           3.25331            2.74411 Yield
                             49                39                28                50                 57 Spread
             --------------------------------------------------------------------------------------------
100-20                  3.49168           3.36648           3.23497            3.0972            2.46182 Yield
                             41                29                15                34                 29 Spread
             --------------------------------------------------------------------------------------------

WAL                       1.684             1.263                 1             0.821              0.449
Principal
Window      Mar03 - Oct04      Jan03 - Feb04     Nov02 - Oct03     Oct02 - Jun03     Jul02 - Dec02

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A1_C

Balance         $424,906,000.00       Delay                24
Coupon          5.689                 Dated                4/1/02
Settle          4/25/02               First Payment        5/25/02
Curve as of 4/1/02


Price                    15 CPR,              20 CPR,               25 CPR,               30 CPR,              50 CPR,
                         Call (Y)             Call (Y)              Call (Y)              Call (Y)              Call (Y)
            -------------------------------------------------------------------------------------------------------------
99-12                     5.82962              5.83886               5.85154               5.86845               5.95964 Yield
                               72                   92                   114                   145                   261 Spread
            -------------------------------------------------------------------------------------------------------------
99-16                     5.79258              5.79711               5.80334               5.81164               5.85639 Yield
                               68                   88                   109                   139                   251 Spread
            -------------------------------------------------------------------------------------------------------------
99-20                     5.75559              5.75543               5.75521               5.75492               5.75334 Yield
                               65                   83                   105                   133                   241 Spread
            -------------------------------------------------------------------------------------------------------------
99-24                     5.71866              5.71382               5.70717                5.6983               5.65049 Yield
                               61                   79                   100                   128                   230 Spread
            -------------------------------------------------------------------------------------------------------------
99-28                     5.68179              5.67227               5.65921               5.64178               5.54784 Yield
                               57                   75                    95                   122                   220 Spread
            -------------------------------------------------------------------------------------------------------------
100-00                    5.64498              5.63079               5.61133               5.58536               5.44538 Yield
                               54                   71                    90                   116                   210 Spread
            -------------------------------------------------------------------------------------------------------------
100-04                    5.60822              5.58938               5.56353               5.52904               5.34312 Yield
                               50                   67                    85                   111                   200 Spread
            -------------------------------------------------------------------------------------------------------------
100-08                    5.57152              5.54803                5.5158               5.47281               5.24106 Yield
                               46                   63                    81                   105                   190 Spread
            -------------------------------------------------------------------------------------------------------------
100-12                    5.53488              5.50675               5.46816               5.41668               5.13919 Yield
                               43                   59                    76                    99                   179 Spread
            -------------------------------------------------------------------------------------------------------------
100-16                    5.49829              5.46553                5.4206               5.36065               5.03752 Yield
                               39                   54                    71                    94                   169 Spread
            -------------------------------------------------------------------------------------------------------------
100-20                    5.46175              5.42438               5.37311               5.30471               4.93604 Yield
                               35                   50                    66                    88                   159 Spread
            -------------------------------------------------------------------------------------------------------------

WAL                         3.875                3.406                 2.918                 2.444                 1.298
Principal
Window        Oct04 - Jul06         Feb04 - Jul06        Oct03 - Jul06         Jun03 - Jul06         Dec02 - Jul04

CMT_1YR                       2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.






GSR0202 - Price/Yield - A1_D

Balance       $186,927,000.00    Delay              24
Coupon        6.262              Dated              4/1/02
Settle        4/25/02            First Payment      5/25/02
Curve as of 4/1/02


Price                 15 CPR,            20 CPR,            25 CPR,            30 CPR,            50 CPR,
                      Call (Y)           Call (Y)           Call (Y)           Call (Y)           Call (Y)
            -----------------------------------------------------------------------------------------------
99-12                  6.40155            6.40155            6.40155            6.40155          -11.26998 Yield
                           117                117                117                117              -1603 Spread
            -----------------------------------------------------------------------------------------------
99-16                  6.36703            6.36703            6.36703            6.36703          -11.31723 Yield
                           114                114                114                114              -1608 Spread
            -----------------------------------------------------------------------------------------------
99-20                  6.33256            6.33256            6.33256            6.33256           -11.3644 Yield
                           110                110                110                110              -1612 Spread
            -----------------------------------------------------------------------------------------------
99-24                  6.29814            6.29814            6.29814            6.29814           -11.4115 Yield
                           107                107                107                107              -1617 Spread
            -----------------------------------------------------------------------------------------------
99-28                  6.26378            6.26378            6.26378            6.26378          -11.45852 Yield
                           104                104                104                104              -1622 Spread
            -----------------------------------------------------------------------------------------------
100-00                 6.22947            6.22947            6.22947            6.22947          -11.50547 Yield
                           100                100                100                100              -1626 Spread
            -----------------------------------------------------------------------------------------------
100-04                 6.19521            6.19521            6.19521            6.19521          -11.55234 Yield
                            97                 97                 97                 97              -1631 Spread
            -----------------------------------------------------------------------------------------------
100-08                   6.161              6.161              6.161              6.161          -11.59914 Yield
                            93                 93                 93                 93              -1636 Spread
            -----------------------------------------------------------------------------------------------
100-12                 6.12684            6.12684            6.12684            6.12684          -11.64587 Yield
                            90                 90                 90                 90              -1640 Spread
            -----------------------------------------------------------------------------------------------
100-16                 6.09274            6.09274            6.09274            6.09274          -11.69252 Yield
                            86                 86                 86                 86              -1645 Spread
            -----------------------------------------------------------------------------------------------
100-20                 6.05869            6.05869            6.05869            6.05869           -11.7391 Yield
                            83                 83                 83                 83              -1650 Spread
            -----------------------------------------------------------------------------------------------

WAL                       4.25               4.25               4.25               4.25              2.997
Principal
Window       Jul06 - Jul06      Jul06 - Jul06      Jul06 - Jul06      Jul06 - Jul06      Jul04 - Aug05

CMT_1YR                      2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A2

Balance         $132,094,000.00       Delay                24
Coupon          6.568                 Dated                4/1/02
Settle          4/25/02               First Payment        5/25/02
Curve as of 4/1/02


Price                        15 CPR,              20 CPR,               25 CPR,               30 CPR,               50 CPR,
                             Call (Y)             Call (Y)              Call (Y)              Call (Y)              Call (Y)
                -------------------------------------------------------------------------------------------------------------
100-12                        6.37618              6.33979               6.29881               6.25261              -0.94049 Yield
                                  146                  160                   177                   192                  -427 Spread
                -------------------------------------------------------------------------------------------------------------
100-16                        6.33308              6.29115               6.24395               6.19073              -1.05294 Yield
                                  142                  155                   172                   186                  -438 Spread
                -------------------------------------------------------------------------------------------------------------
100-20                        6.29006              6.24262               6.18921               6.12899               -1.1651 Yield
                                  138                  150                   166                   180                  -449 Spread
                -------------------------------------------------------------------------------------------------------------
100-24                        6.24712              6.19418               6.13458               6.06739              -1.27697 Yield
                                  133                  145                   161                   174                  -461 Spread
                -------------------------------------------------------------------------------------------------------------
100-28                        6.20426              6.14584               6.08008               6.00594              -1.38857 Yield
                                  129                  140                   156                   167                  -472 Spread
                -------------------------------------------------------------------------------------------------------------
101-00                        6.16148               6.0976               6.02569               5.94463              -1.49988 Yield
                                  125                  135                   150                   161                  -483 Spread
                -------------------------------------------------------------------------------------------------------------
101-04                        6.11879              6.04946               5.97142               5.88345              -1.61092 Yield
                                  120                  131                   145                   155                  -494 Spread
                -------------------------------------------------------------------------------------------------------------
101-08                        6.07618              6.00141               5.91727               5.82242              -1.72167 Yield
                                  116                  126                   139                   149                  -505 Spread
                -------------------------------------------------------------------------------------------------------------
101-12                        6.03364              5.95347               5.86323               5.76153              -1.83215 Yield
                                  112                  121                   134                   143                  -516 Spread
                -------------------------------------------------------------------------------------------------------------
101-16                        5.99119              5.90562               5.80932               5.70077              -1.94236 Yield
                                  108                  116                   128                   137                  -527 Spread
                -------------------------------------------------------------------------------------------------------------
101-20                        5.94882              5.85787               5.75551               5.64015              -2.05228 Yield
                                  103                  111                   123                   131                  -538 Spread
                -------------------------------------------------------------------------------------------------------------

WAL                             3.386                2.974                 2.612                 2.293                 1.284
Principal
Window        May02 - Jun07         May02 - Jun07        May02 - Jun07         May02 - Jun07         May02 - Aug05

CMT_1YR                           2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - AA

Balance       $12,895,000.00     Delay              24
Coupon        6.871              Dated              4/1/02
Settle        4/25/02            First Payment      5/25/02
Curve as of 4/1/02


Price                   15 CPR,            20 CPR,            25 CPR,             30 CPR,             50 CPR,
                        Call (Y)           Call (Y)           Call (Y)            Call (Y)            Call (Y)
              -----------------------------------------------------------------------------------------------
98-08                    6.51308            6.76863            6.96388            7.13148             7.5452 Yield
                             130                178                210                252                360 Spread
              -----------------------------------------------------------------------------------------------
98-12                    6.49154            6.74213            6.93295            7.09635             7.4892 Yield
                             128                176                207                248                354 Spread
              -----------------------------------------------------------------------------------------------
98-16                    6.47004            6.71568            6.90208            7.06127             7.4333 Yield
                             126                173                204                245                349 Spread
              -----------------------------------------------------------------------------------------------
98-20                    6.44857            6.68928            6.87126            7.02626             7.3775 Yield
                             124                170                201                241                343 Spread
              -----------------------------------------------------------------------------------------------
98-24                    6.42714            6.66292            6.84049             6.9913            7.32179 Yield
                             122                168                198                238                338 Spread
              -----------------------------------------------------------------------------------------------
98-28                    6.40575            6.63661            6.80978            6.95641            7.26618 Yield
                             120                165                195                234                332 Spread
              -----------------------------------------------------------------------------------------------
99-00                     6.3844            6.61034            6.77912            6.92157            7.21067 Yield
                             118                162                192                231                326 Spread
              -----------------------------------------------------------------------------------------------
99-04                    6.36309            6.58412            6.74851            6.88679            7.15525 Yield
                             115                160                189                227                321 Spread
              -----------------------------------------------------------------------------------------------
99-08                    6.34181            6.55795            6.71796            6.85207            7.09992 Yield
                             113                157                186                224                315 Spread
              -----------------------------------------------------------------------------------------------
99-12                    6.32058            6.53182            6.68745            6.81741             7.0447 Yield
                             111                154                183                220                310 Spread
              -----------------------------------------------------------------------------------------------
99-16                    6.29938            6.50574              6.657            6.78281            6.98956 Yield
                             109                152                180                217                304 Spread
              -----------------------------------------------------------------------------------------------

WAL                         8.12              6.222              5.126              4.385              2.578
Principal WindMay02 - Aug14      May02 - Oct11      May02 - Nov09      May02 - Jun08      May02 - Aug05

CMT_1YR                      2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.







GSR0202 - Price/Yield - A

Balance         $8,970,000.00         Delay                  24
Coupon          6.871                 Dated                  4/1/02
Settle          4/25/02               First Payment          5/25/02
Curve as of 4/1/02


Price                      15 CPR,                20 CPR,               25 CPR,             30 CPR,              50 CPR,
                           Call (Y)               Call (Y)              Call (Y)            Call (Y)             Call (Y)
                ----------------------------------------------------------------------------------------------------------
96-26                       6.76363                7.07674               7.32342             7.53987              8.19629 Yield
                                156                    209                   246                 292                  425 Spread
                ----------------------------------------------------------------------------------------------------------
96-30                       6.74164                7.04969               7.29186             7.50404              8.13915 Yield
                                153                    206                   243                 289                  419 Spread
                ----------------------------------------------------------------------------------------------------------
97-02                       6.71968                 7.0227               7.26037             7.46827              8.08211 Yield
                                151                    204                   240                 285                  414 Spread
                ----------------------------------------------------------------------------------------------------------
97-06                       6.69777                6.99575               7.22893             7.43256              8.02517 Yield
                                149                    201                   237                 282                  408 Spread
                ----------------------------------------------------------------------------------------------------------
97-10                       6.67589                6.96885               7.19754             7.39691              7.96833 Yield
                                147                    198                   234                 278                  402 Spread
                ----------------------------------------------------------------------------------------------------------
97-14                       6.65406                  6.942               7.16621             7.36132              7.91159 Yield
                                145                    196                   231                 275                  397 Spread
                ----------------------------------------------------------------------------------------------------------
97-18                       6.63226                 6.9152               7.13493             7.32579              7.85495 Yield
                                142                    193                   228                 271                  391 Spread
                ----------------------------------------------------------------------------------------------------------
97-22                        6.6105                6.88845               7.10371             7.29033              7.79841 Yield
                                140                    190                   224                 267                  385 Spread
                ----------------------------------------------------------------------------------------------------------
97-26                       6.58879                6.86174               7.07254             7.25492              7.74197 Yield
                                138                    187                   221                 264                  380 Spread
                ----------------------------------------------------------------------------------------------------------
97-30                       6.56711                6.83508               7.04143             7.21958              7.68563 Yield
                                136                    185                   218                 260                  374 Spread
                ----------------------------------------------------------------------------------------------------------
98-02                       6.54547                6.80846               7.01037              7.1843              7.62938 Yield
                                134                    182                   215                 257                  368 Spread
                ----------------------------------------------------------------------------------------------------------

WAL                            8.12                  6.222                 5.126               4.385                2.578
Principal WindowMay02 - Aug14         May02 - Oct11          May02 - Nov09         May02 - Jun08         May02 - Aug05

CMT_1YR                         2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - BBB

Balance      $5,046,000.00      Delay             24
Coupon       6.871              Dated             4/1/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                  15 CPR,           20 CPR,           25 CPR,           30 CPR,           50 CPR,
                       Call (Y)          Call (Y)          Call (Y)          Call (Y)          Call (Y)
             --------------------------------------------------------------------------------------------
94-28                   7.10977           7.50219           7.81967           8.10336            9.09513 Yield
                            190               252               296               349                515 Spread
             --------------------------------------------------------------------------------------------
95-00                   7.08714           7.47438           7.78724           8.06654            9.03639 Yield
                            188               249               293               345                509 Spread
             --------------------------------------------------------------------------------------------
95-04                   7.06455           7.44662           7.75487           8.02978            8.97774 Yield
                            186               246               290               341                503 Spread
             --------------------------------------------------------------------------------------------
95-08                     7.042           7.41891           7.72255            7.9931            8.91921 Yield
                            183               243               286               338                497 Spread
             --------------------------------------------------------------------------------------------
95-12                   7.01949           7.39125           7.69029           7.95647            8.86078 Yield
                            181               240               283               334                491 Spread
             --------------------------------------------------------------------------------------------
95-16                   6.99703           7.36364           7.65809           7.91991            8.80245 Yield
                            179               238               280               330                486 Spread
             --------------------------------------------------------------------------------------------
95-20                   6.97461           7.33608           7.62595           7.88342            8.74423 Yield
                            177               235               277               327                480 Spread
             --------------------------------------------------------------------------------------------
95-24                   6.95222           7.30857           7.59386           7.84699            8.68611 Yield
                            174               232               273               323                474 Spread
             --------------------------------------------------------------------------------------------
95-28                   6.92988           7.28111           7.56183           7.81062             8.6281 Yield
                            172               229               270               319                468 Spread
             --------------------------------------------------------------------------------------------
96-00                   6.90758            7.2537           7.52986           7.77431            8.57019 Yield
                            170               227               267               316                462 Spread
             --------------------------------------------------------------------------------------------
96-04                   6.88533           7.22634           7.49795           7.73807            8.51238 Yield
                            168               224               264               312                457 Spread
             --------------------------------------------------------------------------------------------

WAL                        8.12             6.222             5.126             4.385              2.578
Principal
Window        May02 - Aug14      May02 - Oct11     May02 - Nov09     May02 - Jun08     May02 - Aug05

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_A

Balance      $144,034,000.00    Delay             0
Coupon       2.809              Dated             4/25/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                  15 CPR,           20 CPR,           25 CPR,           30 CPR,            50 CPR,
                       Call (Y)          Call (Y)          Call (Y)          Call (Y)           Call (Y)
             --------------------------------------------------------------------------------------------
99-12                    4.1576           4.56525           4.96661            5.37879           6.99664 Yield
                            198               239               279                320               482 Spread
             --------------------------------------------------------------------------------------------
99-16                   3.88961           4.21499           4.53523            4.86397           6.15312 Yield
                            171               204               236                269               398 Spread
             --------------------------------------------------------------------------------------------
99-20                   3.62241           3.86589           4.10543            4.35125           5.31428 Yield
                            145               169               193                218               314 Spread
             --------------------------------------------------------------------------------------------
99-24                   3.35599           3.51794           3.67721             3.8406           4.48008 Yield
                            118               134               150                167               231 Spread
             --------------------------------------------------------------------------------------------
99-28                   3.09035           3.17115           3.25057            3.33202           3.65049 Yield
                             92               100               108                116               148 Spread
             --------------------------------------------------------------------------------------------
100-00                  2.82549           2.82549           2.82549            2.82549           2.82549 Yield
                             65                65                65                 65                65 Spread
             --------------------------------------------------------------------------------------------
100-04                   2.5614           2.48097           2.40197            2.32101           2.00503 Yield
                             39                31                23                 15               -17 Spread
             --------------------------------------------------------------------------------------------
100-08                  2.29808           2.13758           1.97999            1.81856            1.1891 Yield
                             12                -4               -20                -36               -99 Spread
             --------------------------------------------------------------------------------------------
100-12                  2.03553           1.79532           1.55956            1.31813           0.37764 Yield
                            -14               -38               -62                -86              -180 Spread
             --------------------------------------------------------------------------------------------
100-16                  1.77374           1.45418           1.14066            0.81971          -0.42935 Yield
                            -40               -72              -103               -136              -260 Spread
             --------------------------------------------------------------------------------------------
100-20                   1.5127           1.11416           0.72328             0.3233          -1.23192 Yield
                            -66              -106              -145               -185              -341 Spread
             --------------------------------------------------------------------------------------------

WAL                       0.483             0.369               0.3              0.252             0.154
Principal
Window      May02 - Mar03      May02 - Jan03     May02 - Nov02     May02 - Oct02      May02 - Jul02

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_B

Balance      $199,714,000.00    Delay             0
Coupon       3.85               Dated             4/25/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                  15 CPR,            20 CPR,           25 CPR,             30 CPR,          50 CPR,
                       Call (Y)           Call (Y)          Call (Y)            Call (Y)         Call (Y)
             --------------------------------------------------------------------------------------------
99-12                   4.27376           4.40035           4.53351            4.67316           5.31977 Yield
                            119               132               145                192               314 Spread
             --------------------------------------------------------------------------------------------
99-16                   4.19493            4.2961           4.40249            4.51406           5.03044 Yield
                            111               122               132                176               286 Spread
             --------------------------------------------------------------------------------------------
99-20                   4.11625           4.19203           4.27173            4.35529            4.7419 Yield
                            104               111               119                160               257 Spread
             --------------------------------------------------------------------------------------------
99-24                    4.0377           4.08817           4.14123            4.19686           4.45415 Yield
                             96               101               106                144               228 Spread
             --------------------------------------------------------------------------------------------
99-28                   3.95929           3.98449           4.01099            4.03877           4.16719 Yield
                             88                90                93                128               199 Spread
             --------------------------------------------------------------------------------------------
100-00                  3.88101           3.88101           3.88101            3.88101           3.88101 Yield
                             80                80                80                113               171 Spread
             --------------------------------------------------------------------------------------------
100-04                  3.80288           3.77772           3.75129            3.72359           3.59562 Yield
                             72                70                67                 97               142 Spread
             --------------------------------------------------------------------------------------------
100-08                  3.72487           3.67463           3.62183             3.5665           3.31101 Yield
                             64                59                54                 81               114 Spread
             --------------------------------------------------------------------------------------------
100-12                  3.64701           3.57172           3.49262            3.40974           3.02717 Yield
                             57                49                41                 65                85 Spread
             --------------------------------------------------------------------------------------------
100-16                  3.56928           3.46901           3.36367            3.25331           2.74411 Yield
                             49                39                28                 50                57 Spread
             --------------------------------------------------------------------------------------------
100-20                  3.49168           3.36648           3.23497             3.0972           2.46182 Yield
                             41                29                15                 34                29 Spread
             --------------------------------------------------------------------------------------------

WAL                       1.684             1.263                 1              0.821             0.449
Principal
Window       Mar03 - Oct04      Jan03 - Feb04     Nov02 - Oct03     Oct02 - Jun03      Jul02 - Dec02

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A1_C

Balance      $424,906,000.00    Delay             24
Coupon       5.689              Dated             4/1/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                  15 CPR,            20 CPR,           25 CPR,            30 CPR,           50 CPR,
                       Call (Y)           Call (Y)          Call (Y)           Call (Y)          Call (Y)
             --------------------------------------------------------------------------------------------
99-12                   5.82962           5.83886           5.85154            5.86845           5.95964 Yield
                             72                92               114                145               261 Spread
             --------------------------------------------------------------------------------------------
99-16                   5.79258           5.79711           5.80334            5.81164           5.85639 Yield
                             68                88               109                139               251 Spread
             --------------------------------------------------------------------------------------------
99-20                   5.75559           5.75543           5.75521            5.75492           5.75334 Yield
                             65                83               105                133               241 Spread
             --------------------------------------------------------------------------------------------
99-24                   5.71866           5.71382           5.70717             5.6983           5.65049 Yield
                             61                79               100                128               230 Spread
             --------------------------------------------------------------------------------------------
99-28                   5.68179           5.67227           5.65921            5.64178           5.54784 Yield
                             57                75                95                122               220 Spread
             --------------------------------------------------------------------------------------------
100-00                  5.64498           5.63079           5.61133            5.58536           5.44538 Yield
                             54                71                90                116               210 Spread
             --------------------------------------------------------------------------------------------
100-04                  5.60822           5.58938           5.56353            5.52904           5.34312 Yield
                             50                67                85                111               200 Spread
             --------------------------------------------------------------------------------------------
100-08                  5.57152           5.54803            5.5158            5.47281           5.24106 Yield
                             46                63                81                105               190 Spread
             --------------------------------------------------------------------------------------------
100-12                  5.53488           5.50675           5.46816            5.41668           5.13919 Yield
                             43                59                76                 99               179 Spread
             --------------------------------------------------------------------------------------------
100-16                  5.49829           5.46553            5.4206            5.36065           5.03752 Yield
                             39                54                71                 94               169 Spread
             --------------------------------------------------------------------------------------------
100-20                  5.46175           5.42438           5.37311            5.30471           4.93604 Yield
                             35                50                66                 88               159 Spread
             --------------------------------------------------------------------------------------------

WAL                       3.875             3.406             2.918              2.444             1.298
Principal
Window        Oct04 - Jul06      Feb04 - Jul06     Oct03 - Jul06     Jun03 - Jul06      Dec02 - Jul04

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_D

Balance      $186,927,000.00    Delay             24
Coupon       6.262              Dated             4/1/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                  15 CPR,           20 CPR,           25 CPR,            30 CPR,            50 CPR,
                       Call (Y)          Call (Y)          Call (Y)           Call (Y)           Call (Y)
             --------------------------------------------------------------------------------------------
99-12                   6.40155           6.40155           6.40155            6.40155           6.42261 Yield
                            117               117               117                117               232 Spread
             --------------------------------------------------------------------------------------------
99-16                   6.36703           6.36703           6.36703            6.36703            6.3754 Yield
                            114               114               114                114               227 Spread
             --------------------------------------------------------------------------------------------
99-20                   6.33256           6.33256           6.33256            6.33256           6.32826 Yield
                            110               110               110                110               223 Spread
             --------------------------------------------------------------------------------------------
99-24                   6.29814           6.29814           6.29814            6.29814           6.28119 Yield
                            107               107               107                107               218 Spread
             --------------------------------------------------------------------------------------------
99-28                   6.26378           6.26378           6.26378            6.26378           6.23421 Yield
                            104               104               104                104               213 Spread
             --------------------------------------------------------------------------------------------
100-00                  6.22947           6.22947           6.22947            6.22947           6.18729 Yield
                            100               100               100                100               209 Spread
             --------------------------------------------------------------------------------------------
100-04                  6.19521           6.19521           6.19521            6.19521           6.14045 Yield
                             97                97                97                 97               204 Spread
             --------------------------------------------------------------------------------------------
100-08                    6.161             6.161             6.161              6.161           6.09368 Yield
                             93                93                93                 93               199 Spread
             --------------------------------------------------------------------------------------------
100-12                  6.12684           6.12684           6.12684            6.12684           6.04698 Yield
                             90                90                90                 90               195 Spread
             --------------------------------------------------------------------------------------------
100-16                  6.09274           6.09274           6.09274            6.09274           6.00036 Yield
                             86                86                86                 86               190 Spread
             --------------------------------------------------------------------------------------------
100-20                  6.05869           6.05869           6.05869            6.05869           5.95381 Yield
                             83                83                83                 83               185 Spread
             --------------------------------------------------------------------------------------------

WAL                        4.25              4.25              4.25               4.25             2.997
Principal
Window        Jul06 - Jul06      Jul06 - Jul06     Jul06 - Jul06     Jul06 - Jul06      Jul04 - Aug05

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A2

Balance      $132,094,000.00    Delay             24
Coupon       6.568              Dated             4/1/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                  15 CPR,    20 CPR, Call (Y)         25 CPR,            30 CPR,         50 CPR,
                       Call (Y)          Call (Y)          Call (Y)           Call (Y)         Call (Y)
             --------------------------------------------------------------------------------------------
100-12                  6.37618           6.33979           6.29881            6.25261            5.9667 Yield
                            146               160               177                192               297 Spread
             --------------------------------------------------------------------------------------------
100-16                  6.33308           6.29115           6.24395            6.19073           5.86134 Yield
                            142               155               172                186               287 Spread
             --------------------------------------------------------------------------------------------
100-20                  6.29006           6.24262           6.18921            6.12899           5.75624 Yield
                            138               150               166                180               276 Spread
             --------------------------------------------------------------------------------------------
100-24                  6.24712           6.19418           6.13458            6.06739           5.65142 Yield
                            133               145               161                174               266 Spread
             --------------------------------------------------------------------------------------------
100-28                  6.20426           6.14584           6.08008            6.00594           5.54686 Yield
                            129               140               156                167               255 Spread
             --------------------------------------------------------------------------------------------
101-00                  6.16148            6.0976           6.02569            5.94463           5.44257 Yield
                            125               135               150                161               245 Spread
             --------------------------------------------------------------------------------------------
101-04                  6.11879           6.04946           5.97142            5.88345           5.33855 Yield
                            120               131               145                155               235 Spread
             --------------------------------------------------------------------------------------------
101-08                  6.07618           6.00141           5.91727            5.82242           5.23479 Yield
                            116               126               139                149               224 Spread
             --------------------------------------------------------------------------------------------
101-12                  6.03364           5.95347           5.86323            5.76153           5.13129 Yield
                            112               121               134                143               214 Spread
             --------------------------------------------------------------------------------------------
101-16                  5.99119           5.90562           5.80932            5.70077           5.02806 Yield
                            108               116               128                137               204 Spread
             --------------------------------------------------------------------------------------------
101-20                  5.94882           5.85787           5.75551            5.64015           4.92509 Yield
                            103               111               123                131               193 Spread
             --------------------------------------------------------------------------------------------

WAL                       3.386             2.974             2.612              2.293             1.284
Principal
Window        May02 - Jun07      May02 - Jun07     May02 - Jun07     May02 - Jun07      May02 - Aug05

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - AA

Balance      $12,895,000.00     Delay             24
Coupon       6.871              Dated             4/1/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                   15 CPR,           20 CPR,           25 CPR,            30 CPR,            50 CPR,
                        Call (Y)          Call (Y)          Call (Y)           Call (Y)           Call (Y)
             --------------------------------------------------------------------------------------------
98-08                   6.51308           6.76863           6.96388            7.13148            7.5452 Yield
                            130               178               210                252               360 Spread
             --------------------------------------------------------------------------------------------
98-12                   6.49154           6.74213           6.93295            7.09635            7.4892 Yield
                            128               176               207                248               354 Spread
             --------------------------------------------------------------------------------------------
98-16                   6.47004           6.71568           6.90208            7.06127            7.4333 Yield
                            126               173               204                245               349 Spread
             --------------------------------------------------------------------------------------------
98-20                   6.44857           6.68928           6.87126            7.02626            7.3775 Yield
                            124               170               201                241               343 Spread
             --------------------------------------------------------------------------------------------
98-24                   6.42714           6.66292           6.84049             6.9913           7.32179 Yield
                            122               168               198                238               338 Spread
             --------------------------------------------------------------------------------------------
98-28                   6.40575           6.63661           6.80978            6.95641           7.26618 Yield
                            120               165               195                234               332 Spread
             --------------------------------------------------------------------------------------------
99-00                    6.3844           6.61034           6.77912            6.92157           7.21067 Yield
                            118               162               192                231               326 Spread
             --------------------------------------------------------------------------------------------
99-04                   6.36309           6.58412           6.74851            6.88679           7.15525 Yield
                            115               160               189                227               321 Spread
             --------------------------------------------------------------------------------------------
99-08                   6.34181           6.55795           6.71796            6.85207           7.09992 Yield
                            113               157               186                224               315 Spread
             --------------------------------------------------------------------------------------------
99-12                   6.32058           6.53182           6.68745            6.81741            7.0447 Yield
                            111               154               183                220               310 Spread
             --------------------------------------------------------------------------------------------
99-16                   6.29938           6.50574             6.657            6.78281           6.98956 Yield
                            109               152               180                217               304 Spread
             --------------------------------------------------------------------------------------------

WAL                        8.12             6.222             5.126              4.385             2.578
Principal
Window         May02 - Aug14      May02 - Oct11     May02 - Nov09     May02 - Jun08      May02 - Aug05

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A

Balance        $8,970,000.00         Delay                24
Coupon         6.871                 Dated                4/1/02
Settle         4/25/02               First Payment        5/25/02
Curve as of 4/1/02


Price                       15 CPR,               20 CPR,             25 CPR,                30 CPR,              50 CPR,
                            Call (Y)              Call (Y)            Call (Y)               Call (Y)             Call (Y)
               -----------------------------------------------------------------------------------------------------------
96-26                        6.76363              7.07674              7.32342               7.53987              8.19629 Yield
                                 156                  209                  246                   292                  425 Spread
               -----------------------------------------------------------------------------------------------------------
96-30                        6.74164              7.04969              7.29186               7.50404              8.13915 Yield
                                 153                  206                  243                   289                  419 Spread
               -----------------------------------------------------------------------------------------------------------
97-02                        6.71968               7.0227              7.26037               7.46827              8.08211 Yield
                                 151                  204                  240                   285                  414 Spread
               -----------------------------------------------------------------------------------------------------------
97-06                        6.69777              6.99575              7.22893               7.43256              8.02517 Yield
                                 149                  201                  237                   282                  408 Spread
               -----------------------------------------------------------------------------------------------------------
97-10                        6.67589              6.96885              7.19754               7.39691              7.96833 Yield
                                 147                  198                  234                   278                  402 Spread
               -----------------------------------------------------------------------------------------------------------
97-14                        6.65406                6.942              7.16621               7.36132              7.91159 Yield
                                 145                  196                  231                   275                  397 Spread
               -----------------------------------------------------------------------------------------------------------
97-18                        6.63226               6.9152              7.13493               7.32579              7.85495 Yield
                                 142                  193                  228                   271                  391 Spread
               -----------------------------------------------------------------------------------------------------------
97-22                         6.6105              6.88845              7.10371               7.29033              7.79841 Yield
                                 140                  190                  224                   267                  385 Spread
               -----------------------------------------------------------------------------------------------------------
97-26                        6.58879              6.86174              7.07254               7.25492              7.74197 Yield
                                 138                  187                  221                   264                  380 Spread
               -----------------------------------------------------------------------------------------------------------
97-30                        6.56711              6.83508              7.04143               7.21958              7.68563 Yield
                                 136                  185                  218                   260                  374 Spread
               -----------------------------------------------------------------------------------------------------------
98-02                        6.54547              6.80846              7.01037                7.1843              7.62938 Yield
                                 134                  182                  215                   257                  368 Spread
               -----------------------------------------------------------------------------------------------------------

WAL                             8.12                6.222                5.126                 4.385                2.578
Principal
Window             May02 - Aug14         May02 - Oct11        May02 - Nov09        May02 - Jun08         May02 - Aug05

CMT_1YR                          2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - BBB

Balance      $5,046,000.00      Delay             24
Coupon       6.871              Dated             4/1/02
Settle       4/25/02            First Payment     5/25/02
Curve as of 4/1/02


Price                   15 CPR,           20 CPR,           25 CPR,            30 CPR,           50 CPR,
                        Call (Y)          Call (Y)          Call (Y)           Call (Y)          Call (Y)
             --------------------------------------------------------------------------------------------
94-28                   7.10977           7.50219           7.81967            8.10336           9.09513 Yield
                            190               252               296                349               515 Spread
             --------------------------------------------------------------------------------------------
95-00                   7.08714           7.47438           7.78724            8.06654           9.03639 Yield
                            188               249               293                345               509 Spread
             --------------------------------------------------------------------------------------------
95-04                   7.06455           7.44662           7.75487            8.02978           8.97774 Yield
                            186               246               290                341               503 Spread
             --------------------------------------------------------------------------------------------
95-08                     7.042           7.41891           7.72255             7.9931           8.91921 Yield
                            183               243               286                338               497 Spread
             --------------------------------------------------------------------------------------------
95-12                   7.01949           7.39125           7.69029            7.95647           8.86078 Yield
                            181               240               283                334               491 Spread
             --------------------------------------------------------------------------------------------
95-16                   6.99703           7.36364           7.65809            7.91991           8.80245 Yield
                            179               238               280                330               486 Spread
             --------------------------------------------------------------------------------------------
95-20                   6.97461           7.33608           7.62595            7.88342           8.74423 Yield
                            177               235               277                327               480 Spread
             --------------------------------------------------------------------------------------------
95-24                   6.95222           7.30857           7.59386            7.84699           8.68611 Yield
                            174               232               273                323               474 Spread
             --------------------------------------------------------------------------------------------
95-28                   6.92988           7.28111           7.56183            7.81062            8.6281 Yield
                            172               229               270                319               468 Spread
             --------------------------------------------------------------------------------------------
96-00                   6.90758            7.2537           7.52986            7.77431           8.57019 Yield
                            170               227               267                316               462 Spread
             --------------------------------------------------------------------------------------------
96-04                   6.88533           7.22634           7.49795            7.73807           8.51238 Yield
                            168               224               264                312               457 Spread
             --------------------------------------------------------------------------------------------

WAL                        8.12             6.222             5.126              4.385             2.578
Principal WinMay02 - Aug14      May02 - Oct11     May02 - Nov09     May02 - Jun08      May02 - Aug05

CMT_1YR                     2.7


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_A

Balance       $144,034,000.00    Delay           0
Coupon        2.7947             Dated           4/25/02
Settle        4/25/02            First Payment   5/25/02


Price             5 CPR        10 CPR       15 CPR       20 CPR        25 CPR        30 CPR      50 CPR       70 CPR
              --------------------------------------------------------------------------------------------------------
99-12             3.33368      3.73759      4.14299      4.55061       4.95195       5.3641      6.98185      8.58663 Yield
                       32          124          198          239           279          320          482          643 Spread
              --------------------------------------------------------------------------------------------------------
99-16             3.22869      3.55132      3.87503      4.20039        4.5206      4.84933      6.13839      7.41521 Yield
                       22          106          172          204           236          269          398          526 Spread
              --------------------------------------------------------------------------------------------------------
99-20             3.12393      3.36554      3.60786      3.85132       4.09084      4.33664      5.29962        6.252 Yield
                       11           87          145          169           193          218          314          409 Spread
              --------------------------------------------------------------------------------------------------------
99-24              3.0194      3.18022      3.34147      3.50341       3.66267      3.82604      4.46548      5.09695 Yield
                        1           69          118          134           150          167          231          294 Spread
              --------------------------------------------------------------------------------------------------------
99-28              2.9151      2.99539      3.07586      3.15664       3.23606       3.3175      3.63596      3.94998 Yield
                      -10           50           92          100           108          116          148          179 Spread
              --------------------------------------------------------------------------------------------------------
100-00            2.81102      2.81102      2.81102      2.81102       2.81102      2.81102      2.81102      2.81102 Yield
                      -20           32           65           65            65           65           65           65 Spread
              --------------------------------------------------------------------------------------------------------
100-04            2.70717      2.62713      2.54696      2.46654       2.38754      2.30658      1.99063      1.68001 Yield
                      -31           13           39           31            23           15          -17          -48 Spread
              --------------------------------------------------------------------------------------------------------
100-08            2.60355       2.4437      2.28367      2.12318        1.9656      1.80418      1.17476      0.55688 Yield
                      -41           -5           12           -4           -19          -36          -99         -160 Spread
              --------------------------------------------------------------------------------------------------------
100-12            2.50016      2.26074      2.02115      1.78096       1.54521      1.30379      0.36337     -0.55843 Yield
                      -51          -23          -14          -38           -61          -86         -180         -272 Spread
              --------------------------------------------------------------------------------------------------------
100-16            2.39699      2.07824      1.75938      1.43985       1.12635      0.80542     -0.44357     -1.66599 Yield
                      -62          -42          -40          -72          -103         -135         -260         -383 Spread
              --------------------------------------------------------------------------------------------------------
100-20            2.29404      1.89621      1.49838      1.09986       0.70901      0.30905     -1.24607     -2.76586 Yield
                      -72          -60          -66         -106          -145         -185         -341         -493 Spread
              --------------------------------------------------------------------------------------------------------

WAL                 1.246        0.696        0.483        0.369           0.3        0.252        0.154        0.112
Principal
Window        May02-Oct04  May02-Sep03  May02-Mar03  May02-Jan03  May02-Nov02   May02-Oct02  May02-Jul02  May02-Jun02

CMT_1YR              2.68         2.68         2.68         2.68          2.68         2.68         2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_B

Balance          $199,714,000.00   Delay          0
Coupon           3.784             Dated          4/25/02
Settle           4/25/02           First Payment  5/25/02


Price                 5 CPR        10 CPR          15 CPR        20 CPR       25 CPR       30 CPR      50 CPR        70 CPR
               -------------------------------------------------------------------------------------------------------------
99-12                 3.9726       4.08563         4.20635       4.33291      4.46602      4.60564     5.25206       6.1446 Yield
                          96           107             119           132          145          190         309          398 Spread
               -------------------------------------------------------------------------------------------------------------
99-16                3.94077       4.03111          4.1276       4.22873      4.33509      4.44663     4.96285      5.67509 Yield
                          93           102             111           122          132          174         280          352 Spread
               -------------------------------------------------------------------------------------------------------------
99-20                3.90899       3.97669         4.04898       4.12475      4.20442      4.28796     4.67444      5.20728 Yield
                          90            96             104           111          119          158         251          305 Spread
               -------------------------------------------------------------------------------------------------------------
99-24                3.87726       3.92236          3.9705       4.02096        4.074      4.12962     4.38683      4.74116 Yield
                          86            91              96           101          106          142         223          258 Spread
               -------------------------------------------------------------------------------------------------------------
99-28                3.84559       3.86811         3.89216       3.91736      3.94385      3.97162         4.1      4.27672 Yield
                          83            86              88            90           93          126         194          212 Spread
               -------------------------------------------------------------------------------------------------------------
100-00               3.81396       3.81396         3.81396       3.81396      3.81396      3.81396     3.81396      3.81396 Yield
                          80            80              80            80           80          111         165          165 Spread
               -------------------------------------------------------------------------------------------------------------
100-04               3.78238       3.75989         3.73589       3.71074      3.68432      3.65662      3.5287      3.35285 Yield
                          77            75              72            70           67           95         137          119 Spread
               -------------------------------------------------------------------------------------------------------------
100-08               3.75084       3.70591         3.65796       3.60772      3.55494      3.49962     3.24421      2.89341 Yield
                          74            69              64            59           54           79         108           73 Spread
               -------------------------------------------------------------------------------------------------------------
100-12               3.71936       3.65202         3.58016        3.5049      3.42581      3.34296     2.96051      2.43561 Yield
                          71            64              57            49           41           64          80           28 Spread
               -------------------------------------------------------------------------------------------------------------
100-16               3.68793       3.59822          3.5025       3.40226      3.29695      3.18662     2.67758      1.97945 Yield
                          67            59              49            39           28           48          52          -18 Spread
               -------------------------------------------------------------------------------------------------------------
100-20               3.65654        3.5445         3.42497       3.29981      3.16833      3.03061     2.39541      1.52492 Yield
                          64            53              41            29           16           32          24          -64 Spread
               -------------------------------------------------------------------------------------------------------------

WAL                    4.388         2.469           1.684         1.263            1        0.821       0.449        0.277
Principal
Window         Oct04-Aug08      Sep03-Dec05    Mar03-Oct04   Jan03-Feb04  Nov02-Oct03  Oct02-Jun03  Jul02-Dec0 2 Jun02-Sep02

CMT_1YR                 2.68          2.68            2.68          2.68         2.68         2.68        2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_C

Balance         $424,906,000.00    Delay           24
Coupon          5.581              Dated           4/1/02
Settle          4/25/02            First Payment   5/25/02


Price             5 CPR         10 CPR        15 CPR        20 CPR        25 CPR       30 CPR        50 CPR        70 CPR
            ---------------------------------------------------------------------------------------------------------------
99-12             5.46081       5.56428       5.64522       5.70265       5.74001      5.76095       5.85477       5.99196 Yield
                      -54           -16            31            73           109          145           250           294 Spread
            ---------------------------------------------------------------------------------------------------------------
99-16              5.4456       5.54227       5.61553       5.66466       5.69303      5.70425       5.75164       5.82094 Yield
                      -55           -18            28            70           104          139           240           276 Spread
            ---------------------------------------------------------------------------------------------------------------
99-20             5.43042        5.5203       5.58589       5.62674       5.64612      5.64764       5.64871       5.65029 Yield
                      -57           -20            25            66            99          133           230           259 Spread
            ---------------------------------------------------------------------------------------------------------------
99-24             5.41526       5.49836        5.5563       5.58889       5.59929      5.59113       5.54597       5.48003 Yield
                      -58           -22            22            62            95          128           219           242 Spread
            ---------------------------------------------------------------------------------------------------------------
99-28             5.40013       5.47646       5.52676       5.55109       5.55254      5.53472       5.44344       5.31015 Yield
                      -60           -25            19            58            90          122           209           225 Spread
            ---------------------------------------------------------------------------------------------------------------
100-00            5.38503        5.4546       5.49727       5.51336       5.50588      5.47841        5.3411       5.14065 Yield
                      -61           -27            16            55            85          116           199           208 Spread
            ---------------------------------------------------------------------------------------------------------------
100-04            5.36995       5.43277       5.46783       5.47569       5.45929      5.42219       5.23896       4.97153 Yield
                      -63           -29            13            51            81          111           189           192 Spread
            ---------------------------------------------------------------------------------------------------------------
100-08             5.3549       5.41098       5.43843       5.43809       5.41277      5.36607       5.13701       4.80278 Yield
                      -64           -31            10            47            76          105           179           175 Spread
            ---------------------------------------------------------------------------------------------------------------
100-12            5.33987       5.38922       5.40909       5.40055       5.36634      5.31005       5.03526       4.63441 Yield
                      -66           -33             7            43            71           99           168           158 Spread
            ---------------------------------------------------------------------------------------------------------------
100-16            5.32486        5.3675       5.37979       5.36306       5.31999      5.25412        4.9337       4.46641 Yield
                      -67           -35             4            40            67           94           158           141 Spread
            ---------------------------------------------------------------------------------------------------------------
100-20            5.30989       5.34581       5.35054       5.32565       5.27371      5.19829       4.83234       4.29878 Yield
                      -69           -38             1            36            62           88           148           124 Spread
            ---------------------------------------------------------------------------------------------------------------

WAL                11.652         7.218         5.041         3.801             3        2.444         1.298          0.77
Principal     Aug08-Jul20  Dec05-Jul 14   Oct04-Jan11   Feb04-Dec08   Oct03-Jul07  Jun03-Aug06   Dec02-Jul04    Sep02-Aug03
Window

CMT_1YR              2.68          2.68          2.68          2.68          2.68         2.68          2.68          2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_D

Balance     $186,927,000.00  Delay            24
Coupon      6.151            Dated            4/1/02
Settle      4/25/02          First Payment    5/25/02



Price               5 CPR         10 CPR       15 CPR        20 CPR         25 CPR        30 CPR        50 CPR        70 CPR
          --------------------------------------------------------------------------------------------------------------------
99-12               5.5456        5.59935      5.67507       5.76422        5.8641        5.97197       6.23695       6.33861 Yield
                       -45            -40          -32           -23             1             29           134           224 Spread
          --------------------------------------------------------------------------------------------------------------------
99-16              5.53542        5.58753      5.66093       5.74734       5.84415        5.94866       6.19677       6.27244 Yield
                       -46            -41          -34           -25            -1             27           130           217 Spread
          --------------------------------------------------------------------------------------------------------------------
99-20              5.52526        5.57573      5.64681       5.73049       5.82425        5.92539       6.15666       6.20638 Yield
                       -47            -42          -35           -27            -3             24           126           211 Spread
          --------------------------------------------------------------------------------------------------------------------
99-24              5.51512        5.56395      5.63271       5.71367       5.80437        5.90215       6.11661       6.14045 Yield
                       -48            -43          -36           -28            -5             22           122           204 Spread
          --------------------------------------------------------------------------------------------------------------------
99-28                5.505        5.55219      5.61865       5.69688       5.78453        5.87896       6.07664       6.07463 Yield
                       -49            -44          -38           -30            -7             20           118           197 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00              5.4949        5.54045       5.6046       5.68012       5.76472         5.8558       6.03673       6.00893 Yield
                       -50            -46          -39           -32            -9             17           114           191 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04             5.48481        5.52873      5.59058       5.66338       5.74494        5.83268       5.99689       5.94334 Yield
                       -51            -47          -41           -33           -11             15           110           184 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08             5.47474        5.51704      5.57658       5.64667        5.7252         5.8096       5.95711       5.87787 Yield
                       -52            -48          -42           -35           -13             13           106           178 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12             5.46469        5.50536      5.56261          5.63       5.70549        5.78656        5.9174       5.81252 Yield
                       -53            -49          -43           -37           -15             10           102           171 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16             5.45466         5.4937      5.54866       5.61335       5.68582        5.76355       5.87776       5.74728 Yield
                       -54            -50          -45           -38           -17              8            98           165 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20             5.44465        5.48207      5.53473       5.59673       5.66618        5.74059       5.83819       5.68216 Yield
                       -55            -52          -46           -40           -19              6            94           158 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL                 22.439         17.489       13.387        10.478         8.416          6.914          3.63         2.091
Principal
Window         Jul20-Feb30   Jul 14-Feb30  Jan11-Feb30   Dec08-Feb30   Jul07-Feb30    Aug06-Feb30   Jul04-Oct29   Aug03-Mar21

CMT_1YR               2.68           2.68         2.68          2.68          2.68           2.68          2.68          2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A2

Balance    $132,094,000.00     Delay          24
Coupon     6.458               Dated          4/1/02
Settle     4/25/02             First Payment  5/25/02


Price          5 CPR          10 CPR         15 CPR        20 CPR         25 CPR         30 CPR        50 CPR        70 CPR
           ------------------------------------------------------------------------------------------------------------------
100-12         5.79016        5.89967        5.97786       6.02796        6.05271        6.05464       5.88962       5.50248 Yield
                   -21             15             57            95            130            160           243           245 Spread
           ------------------------------------------------------------------------------------------------------------------
100-16         5.77225        5.87532        5.94652       5.98915        6.00584        5.99911        5.7921       5.34267 Yield
                   -22             13             54            91            125            155           233           229 Spread
           ------------------------------------------------------------------------------------------------------------------
100-20         5.75438        5.85103        5.91527       5.95043         5.9591        5.94372       5.69485       5.18336 Yield
                   -24             11             51            87            120            149           223           213 Spread
           ------------------------------------------------------------------------------------------------------------------
100-24         5.73655         5.8268        5.88409       5.91182        5.91248        5.88849       5.59789       5.02454 Yield
                   -26              8             48            83            116            144           214           197 Spread
           ------------------------------------------------------------------------------------------------------------------
100-28         5.71876        5.80263        5.85299       5.87331        5.86598        5.83341        5.5012       4.86621 Yield
                   -28              6             45            80            111            138           204           181 Spread
           ------------------------------------------------------------------------------------------------------------------
101-00         5.70101        5.77852        5.82197       5.83489        5.81961        5.77847       5.40479       4.70836 Yield
                   -30              3             41            76            106            133           194           165 Spread
           ------------------------------------------------------------------------------------------------------------------
101-04          5.6833        5.75446        5.79103       5.79658        5.77335        5.72368       5.30866       4.55101 Yield
                   -31              1             38            72            102            127           185           149 Spread
           ------------------------------------------------------------------------------------------------------------------
101-08         5.66563        5.73046        5.76017       5.75836        5.72722        5.66904        5.2128       4.39413 Yield
                   -33             -1             35            68             97            122           175           134 Spread
           ------------------------------------------------------------------------------------------------------------------
101-12           5.648        5.70652        5.72938       5.72024        5.68122        5.61454       5.11721       4.23774 Yield
                   -35             -4             32            64             92            116           166           118 Spread
           ------------------------------------------------------------------------------------------------------------------
101-16         5.63041        5.68264        5.69867       5.68223        5.63533        5.56019        5.0219       4.08183 Yield
                   -37             -6             29            61             88            111           156           103 Spread
           ------------------------------------------------------------------------------------------------------------------
101-20         5.61285        5.65882        5.66804        5.6443        5.58956        5.50598       4.92685        3.9264 Yield
                   -38             -9             26            57             83            105           147            87 Spread
           ------------------------------------------------------------------------------------------------------------------

WAL             11.028          7.413          5.369         4.108          3.264          2.668         1.409         0.828
Principal
Window     May02-Sep31    May02-Sep31    May02-Sep31   May02-Sep31    May02-Sep31    May02-Sep31   May02-Dec29   May02-Sep19

CMT_1YR           2.68           2.68           2.68          2.68           2.68           2.68          2.68          2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - B1

Balance    $12,895,000.00  Delay          24
Coupon     6.8712          Dated          4/1/02
Settle     4/25/02         First Payment  5/25/02


Price          5 CPR          10 CPR     15 CPR      20 CPR       25 CPR       30 CPR      50 CPR       70 CPR
           -----------------------------------------------------------------------------------------------------
98-13          6.02283        6.186      6.41413     6.63493      6.79443      6.91886     7.29025      7.57021 Yield
                    55           80          119         165          195          216         324          392 Spread
           -----------------------------------------------------------------------------------------------------
98-17          6.00897       6.1694      6.39363     6.61002      6.76572      6.88675      7.2424      7.50095 Yield
                    54           78          117         162          192          213         320          385 Spread
           -----------------------------------------------------------------------------------------------------
98-21          5.99513      6.15284      6.37317     6.58516      6.73705      6.85471     7.19464      7.43184 Yield
                    53           76          115         160          189          210         315          378 Spread
           -----------------------------------------------------------------------------------------------------
98-25          5.98133       6.1363      6.35275     6.56034      6.70845      6.82272     7.14697      7.36286 Yield
                    51           75          113         158          186          207         310          371 Spread
           -----------------------------------------------------------------------------------------------------
98-29          5.96755       6.1198      6.33237     6.53558      6.67989      6.79079     7.09939      7.29403 Yield
                    50           73          111         155          183          204         305          364 Spread
           -----------------------------------------------------------------------------------------------------
99-01          5.95381      6.10333      6.31203     6.51085      6.65139      6.75893     7.05191      7.22534 Yield
                    49           71          109         153          181          201         301          357 Spread
           -----------------------------------------------------------------------------------------------------
99-05          5.94008      6.08689      6.29173     6.48618      6.62294      6.72712     7.00451       7.1568 Yield
                    47           70          107         150          178          197         296          351 Spread
           -----------------------------------------------------------------------------------------------------
99-09          5.92639      6.07049      6.27147     6.46155      6.59455      6.69537     6.95721      7.08839 Yield
                    46           68          105         148          175          194         291          344 Spread
           -----------------------------------------------------------------------------------------------------
99-13          5.91272      6.05411      6.25124     6.43697      6.56621      6.66368     6.90999      7.02012 Yield
                    44           66          103         145          172          191         286          337 Spread
           -----------------------------------------------------------------------------------------------------
99-17          5.89908      6.03777      6.23106     6.41244      6.53792      6.63205     6.86287        6.952 Yield
                    43           65          101         143          169          188         282          330 Spread
           -----------------------------------------------------------------------------------------------------
99-21          5.88547      6.02146      6.21091     6.38795      6.50969      6.60048     6.81583      6.88401 Yield
                    42           63           99         140          166          185         277          323 Spread
           -----------------------------------------------------------------------------------------------------

WAL               15.7       11.953        8.965       6.955        5.788        5.022       3.131         2.08
Principal
Window      May02-Sep31  May02-Sep31  May02-Sep31  May02-Sep31  May02-Sep31  May02-Sep31  May02-Oct28  May02-Oct19

CMT_1YR           2.68         2.68         2.68        2.68         2.68         2.68        2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - B2

Balance   $8,970,000.00    Delay             24
Coupon    6.871            Dated             4/1/02
Settle    4/25/02          First Payment     5/25/02


Price              5 CPR         10 CPR        15 CPR         20 CPR        25 CPR        30 CPR       50 CPR         70 CPR
          -------------------------------------------------------------------------------------------------------------------
97-06            6.15942        6.34953       6.61606        6.88034       7.07731       7.23509      7.76166         8.2531 Yield
                      69             96           139            190           223           248          371            460 Spread
          -------------------------------------------------------------------------------------------------------------------
97-10            6.14529        6.33261       6.59518        6.85495       7.04806       7.20239       7.7129        8.18242 Yield
                      68             94           137            187           220           245          367            453 Spread
          -------------------------------------------------------------------------------------------------------------------
97-14            6.13118        6.31573       6.57433        6.82962       7.01886       7.16975      7.66424        8.11188 Yield
                      66             93           135            184           217           242          362            446 Spread
          -------------------------------------------------------------------------------------------------------------------
97-18             6.1171        6.29888       6.55352        6.80433       6.98971       7.13717      7.61566         8.0415 Yield
                      65             91           133            182           214           238          357            439 Spread
          -------------------------------------------------------------------------------------------------------------------
97-22            6.10306        6.28206       6.53276         6.7791       6.96062       7.10465      7.56719        7.97126 Yield
                      63             89           131            179           212           235          352            432 Spread
          -------------------------------------------------------------------------------------------------------------------
97-26            6.08904        6.26528       6.51203        6.75391       6.93159        7.0722       7.5188        7.90116 Yield
                      62             87           129            177           209           232          347            425 Spread
          -------------------------------------------------------------------------------------------------------------------
97-30            6.07504        6.24853       6.49135        6.72877       6.90261        7.0398      7.47051        7.83122 Yield
                      61             86           127            174           206           229          342            418 Spread
          -------------------------------------------------------------------------------------------------------------------
98-02            6.06108        6.23181        6.4707        6.70368       6.87369       7.00747      7.42231        7.76142 Yield
                      59             84           124            172           203           225          338            411 Spread
          -------------------------------------------------------------------------------------------------------------------
98-06            6.04715        6.21512       6.45009        6.67864       6.84482       6.97519      7.37421        7.69176 Yield
                      58             82           122            169           200           222          333            404 Spread
          -------------------------------------------------------------------------------------------------------------------
98-10            6.03324        6.19847       6.42953        6.65365       6.81601       6.94298       7.3262        7.62225 Yield
                      57             81           120            167           197           219          328            397 Spread
          -------------------------------------------------------------------------------------------------------------------
98-14            6.01936        6.18185         6.409         6.6287       6.78725       6.91083      7.27828        7.55288 Yield
                      55             79           118            164           194           216          323            390 Spread
          -------------------------------------------------------------------------------------------------------------------

WAL                 15.7         11.953         8.965          6.955         5.788         5.022        3.131           2.08
Principal    May02-Sep31    May02-Sep31   May02-Sep31    May02-Sep31   May02-Sep31   May02-Sep31  May02-Jun28    May02-Jun19
Window

CMT_1YR             2.68           2.68          2.68           2.68          2.68          2.68         2.68           2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - B3

Balance     $5,046,000.00      Delay             24
Coupon      6.8712             Dated             4/1/02
Settle      4/25/02            First Payment     5/25/02


Price               5 CPR         10 CPR          15 CPR        20 CPR       25 CPR       30 CPR        50 CPR       70 CPR
            -----------------------------------------------------------------------------------------------------------------
95-07               6.38588       6.62043         6.9505        7.28673      7.54565      7.75852       8.54238      9.38631 Yield
                         92           123            172            230          270          300           450          574 Spread
            -----------------------------------------------------------------------------------------------------------------
95-11               6.37129       6.60298        6.92895        7.26055      7.51548      7.72481       8.49208      9.31322 Yield
                         90           121            170            228          267          297           445          566 Spread
            -----------------------------------------------------------------------------------------------------------------
95-15               6.35672       6.58556        6.90745        7.23442      7.48538      7.69117       8.44189      9.24029 Yield
                         89           120            168            225          264          294           440          559 Spread
            -----------------------------------------------------------------------------------------------------------------
95-19               6.34218       6.56817        6.88599        7.20834      7.45533      7.65759        8.3918      9.16752 Yield
                         87           118            166            222          261          290           435          552 Spread
            -----------------------------------------------------------------------------------------------------------------
95-23               6.32767       6.55082        6.86458        7.18232      7.42534      7.62408        8.3418       9.0949 Yield
                         86           116            164            220          258          287           430          544 Spread
            -----------------------------------------------------------------------------------------------------------------
95-27               6.31319       6.53351         6.8432        7.15635      7.39541      7.59063        8.2919      9.02243 Yield
                         84           114            162            217          255          284           425          537 Spread
            -----------------------------------------------------------------------------------------------------------------
95-31               6.29875       6.51623        6.82187        7.13043      7.36554      7.55725        8.2421      8.95013 Yield
                         83           113            160            215          252          280           420          530 Spread
            -----------------------------------------------------------------------------------------------------------------
96-03               6.28433       6.49898        6.80058        7.10456      7.33573      7.52393        8.1924      8.87797 Yield
                         82           111            157            212          249          277           415          523 Spread
            -----------------------------------------------------------------------------------------------------------------
96-07               6.26994       6.48177        6.77933        7.07874      7.30597      7.49067        8.1428      8.80597 Yield
                         80           109            155            209          246          274           410          516 Spread
            -----------------------------------------------------------------------------------------------------------------
96-11               6.25558       6.46459        6.75812        7.05297      7.27628      7.45748        8.0933      8.73412 Yield
                         79           107            153            207          243          270           405          508 Spread
            -----------------------------------------------------------------------------------------------------------------
96-15               6.24125       6.44745        6.73696        7.02725      7.24664      7.42435       8.04389      8.66242 Yield
                         77           106            151            204          240          267           400          501 Spread
            -----------------------------------------------------------------------------------------------------------------

WAL                    15.7        11.953          8.965          6.955        5.788        5.022         3.131         2.08
Principal
Window          May02-Sep31   May02-Sep31    May02-Sep31    May02-Sep31  May02-Sep31  May02-Sep31   May02-Nov27  May02-Jan19

CMT_1YR                2.68          2.68           2.68           2.68         2.68         2.68          2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_A

Balance    $144,034,000.00   Delay          0
Coupon     2.7947            Dated          4/25/02
Settle     4/25/02           First Payment  5/25/02


Price      5 CPR,        10 CPR,     15 CPR,     20 CPR,     25 CPR,     30 CPR,     50 CPR,    70 CPR,
           Call (Y)      Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)   Call (Y)
           ------------------------------------------------------------------------------------------------
99-12            3.33368     3.73759     4.14299     4.55061     4.95195      5.3641    6.98185    8.58663 Yield
                      32         124         198         239         279         320        482        643 Spread
           ------------------------------------------------------------------------------------------------
99-16            3.22869     3.55132     3.87503     4.20039      4.5206     4.84933    6.13839    7.41521 Yield
                      22         106         172         204         236         269        398        526 Spread
           ------------------------------------------------------------------------------------------------
99-20            3.12393     3.36554     3.60786     3.85132     4.09084     4.33664    5.29962      6.252 Yield
                      11          87         145         169         193         218        314        409 Spread
           ------------------------------------------------------------------------------------------------
99-24             3.0194     3.18022     3.34147     3.50341     3.66267     3.82604    4.46548    5.09695 Yield
                       1          69         118         134         150         167        231        294 Spread
           ------------------------------------------------------------------------------------------------
99-28             2.9151     2.99539     3.07586     3.15664     3.23606      3.3175    3.63596    3.94998 Yield
                     -10          50          92         100         108         116        148        179 Spread
           ------------------------------------------------------------------------------------------------
100-00           2.81102     2.81102     2.81102     2.81102     2.81102     2.81102    2.81102    2.81102 Yield
                     -20          32          65          65          65          65         65         65 Spread
           ------------------------------------------------------------------------------------------------
100-04           2.70717     2.62713     2.54696     2.46654     2.38754     2.30658    1.99063    1.68001 Yield
                     -31          13          39          31          23          15        -17        -48 Spread
           ------------------------------------------------------------------------------------------------
100-08           2.60355      2.4437     2.28367     2.12318      1.9656     1.80418    1.17476    0.55688 Yield
                     -41          -5          12          -4         -19         -36        -99       -160 Spread
           ------------------------------------------------------------------------------------------------
100-12           2.50016     2.26074     2.02115     1.78096     1.54521     1.30379    0.36337   -0.55843 Yield
                     -51         -23         -14         -38         -61         -86       -180       -272 Spread
           ------------------------------------------------------------------------------------------------
100-16           2.39699     2.07824     1.75938     1.43985     1.12635     0.80542   -0.44357   -1.66599 Yield
                     -62         -42         -40         -72        -103        -135       -260       -383 Spread
           ------------------------------------------------------------------------------------------------
100-20           2.29404     1.89621     1.49838     1.09986     0.70901     0.30905   -1.24607   -2.76586 Yield
                     -72         -60         -66        -106        -145        -185       -341       -493 Spread
           ------------------------------------------------------------------------------------------------

WAL                1.246       0.696       0.483       0.369         0.3       0.252      0.154      0.112
Principal
Window      May02-Oct04   May02-Sep03 May02-Mar03  May02-Jan03  May02-Nov02  May02-Oct02 May02- Jul02 May02-Jun02

CMT_1YR             2.68        2.68        2.68        2.68        2.68        2.68       2.68       2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_B

Balance    $199,714,000.00    Delay           0
Coupon     3.784              Dated           4/25/02
Settle     4/25/02            First Payment   5/25/02


Price      5 CPR,       10 CPR,     15 CPR,      20 CPR,      25 CPR,      30 CPR,      50 CPR,      70 CPR,
           Call (Y)     Call (Y)    Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)
           -------------------------------------------------------------------------------------------------------
99-12           3.99293     4.08563      4.20635      4.33291      4.46602      4.60564      5.25206       6.1446 Yield
                     98         107          119          132          145          190          309          398 Spread
           -------------------------------------------------------------------------------------------------------
99-16           3.95702     4.03111       4.1276      4.22873      4.33509      4.44663      4.96285      5.67509 Yield
                     94         102          111          122          132          174          280          352 Spread
           -------------------------------------------------------------------------------------------------------
99-20           3.92117     3.97669      4.04898      4.12475      4.20442      4.28796      4.67444      5.20728 Yield
                     91          96          104          111          119          158          251          305 Spread
           -------------------------------------------------------------------------------------------------------
99-24           3.88538     3.92236       3.9705      4.02096        4.074      4.12962      4.38683      4.74116 Yield
                     87          91           96          101          106          142          223          258 Spread
           -------------------------------------------------------------------------------------------------------
99-28           3.84964     3.86811      3.89216      3.91736      3.94385      3.97162          4.1      4.27672 Yield
                     84          86           88           90           93          126          194          212 Spread
           -------------------------------------------------------------------------------------------------------
100-00          3.81396     3.81396      3.81396      3.81396      3.81396      3.81396      3.81396      3.81396 Yield
                     80          80           80           80           80          111          165          165 Spread
           -------------------------------------------------------------------------------------------------------
100-04          3.77832     3.75989      3.73589      3.71074      3.68432      3.65662       3.5287      3.35285 Yield
                     77          75           72           70           67           95          137          119 Spread
           -------------------------------------------------------------------------------------------------------
100-08          3.74275     3.70591      3.65796      3.60772      3.55494      3.49962      3.24421      2.89341 Yield
                     73          69           64           59           54           79          108           73 Spread
           -------------------------------------------------------------------------------------------------------
100-12          3.70722     3.65202      3.58016       3.5049      3.42581      3.34296      2.96051      2.43561 Yield
                     69          64           57           49           41           64           80           28 Spread
           -------------------------------------------------------------------------------------------------------
100-16          3.67175     3.59822       3.5025      3.40226      3.29695      3.18662      2.67758      1.97945 Yield
                     66          59           49           39           28           48           52          -18 Spread
           -------------------------------------------------------------------------------------------------------
100-20          3.63633      3.5445      3.42497      3.29981      3.16833      3.03061      2.39541      1.52492 Yield
                     62          53           41           29           16           32           24          -64 Spread
           -------------------------------------------------------------------------------------------------------

WAL               3.837       2.469        1.684        1.263            1        0.821        0.449        0.277
Principal
Window      Oct04-Jul06  Sep03-Dec05  Mar03-Oct04  Jan03-Feb04  Nov02-Oct03  Oct02-Jun03   Jul02-Dec02  Jun02-Sep02

CMT_1YR            2.68        2.68         2.68         2.68         2.68         2.68         2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_C

Balance    $424,906,000.00    Delay          24
Coupon     5.581              Dated          4/1/02
Settle     4/25/02            First Payment  5/25/02


Price      5 CPR,       10 CPR,     15 CPR,      20 CPR,      25 CPR,      30 CPR,      50 CPR,      70 CPR,
           Call (Y)     Call (Y)    Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)
           -------------------------------------------------------------------------------------------------------
99-12           5.71496     5.71543      5.72101      5.73051      5.74355      5.76095      5.85477      5.99196 Yield
                     60          61           72           92          114          145          250          294 Spread
           -------------------------------------------------------------------------------------------------------
99-16             5.681     5.68124      5.68405      5.68886      5.69544      5.70423      5.75164      5.82094 Yield
                     56          57           69           88          109          139          240          276 Spread
           -------------------------------------------------------------------------------------------------------
99-20           5.64709      5.6471      5.64716      5.64727      5.64742      5.64762      5.64871      5.65029 Yield
                     53          54           65           84          104          133          230          259 Spread
           -------------------------------------------------------------------------------------------------------
99-24           5.61323     5.61301      5.61032      5.60575      5.59948      5.59111      5.54597      5.48003 Yield
                     50          50           61           79          100          128          219          242 Spread
           -------------------------------------------------------------------------------------------------------
99-28           5.57942     5.57897      5.57354       5.5643      5.55161      5.53469      5.44344      5.31015 Yield
                     46          47           58           75           95          122          209          225 Spread
           -------------------------------------------------------------------------------------------------------
100-00          5.54567     5.54498      5.53682      5.52291      5.50383      5.47837       5.3411      5.14065 Yield
                     43          44           54           71           90          116          199          208 Spread
           -------------------------------------------------------------------------------------------------------
100-04          5.51196     5.51104      5.50015      5.48159      5.45613      5.42215      5.23896      4.97153 Yield
                     39          40           50           67           85          111          189          192 Spread
           -------------------------------------------------------------------------------------------------------
100-08          5.47831     5.47716      5.46354      5.44033       5.4085      5.36602      5.13701      4.80278 Yield
                     36          37           47           63           81          105          179          175 Spread
           -------------------------------------------------------------------------------------------------------
100-12           5.4447     5.44332      5.42698      5.39914      5.36096         5.31      5.03526      4.63441 Yield
                     33          34           43           59           76           99          168          158 Spread
           -------------------------------------------------------------------------------------------------------
100-16          5.41115     5.40954      5.39048      5.35802      5.31349      5.25406       4.9337      4.46641 Yield
                     29          30           39           55           71           94          158          141 Spread
           -------------------------------------------------------------------------------------------------------
100-20          5.37764     5.37581      5.35404      5.31696      5.26611      5.19823      4.83234      4.29878 Yield
                     26          27           36           50           66           88          148          124 Spread
           -------------------------------------------------------------------------------------------------------

WAL                4.25       4.218        3.875        3.406        2.918        2.444        1.298         0.77
Principal
Window      Jul06-Jul06  Dec05-Jul06  Oct04-Jul06  Feb04-Jul06  Oct03-Jul06  Jun03-Jul06  Dec02-Jul04   Sep02-Aug03

CMT_1YR            2.68        2.68         2.68         2.68         2.68         2.68         2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_D

Balance    $186,927,000.00   Delay           24
Coupon     6.151             Dated           4/1/02
Settle     4/25/02           First Payment   5/25/02


Price      5 CPR,       10 CPR,      15 CPR,      20 CPR,      25 CPR,      30 CPR,     50 CPR,      70 CPR,
           Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)    Call (Y)     Call (Y)
           -------------------------------------------------------------------------------------------------------
99-12           6.28953      6.28953      6.28953      6.28953      6.28953     6.28953      6.31133      6.36462 Yield
                    117          117          117          117          117         117          166          258 Spread
           -------------------------------------------------------------------------------------------------------
99-16            6.2551       6.2551       6.2551       6.2551       6.2551      6.2551      6.26422      6.28649 Yield
                    114          114          114          114          114         114          161          250 Spread
           -------------------------------------------------------------------------------------------------------
99-20           6.22072      6.22072      6.22072      6.22072      6.22072     6.22072      6.21717       6.2085 Yield
                    110          110          110          110          110         110          157          242 Spread
           -------------------------------------------------------------------------------------------------------
99-24            6.1864       6.1864       6.1864       6.1864       6.1864      6.1864      6.17021      6.13063 Yield
                    107          107          107          107          107         107          152          234 Spread
           -------------------------------------------------------------------------------------------------------
99-28           6.15213      6.15213      6.15213      6.15213      6.15213     6.15213      6.12331      6.05289 Yield
                    103          103          103          103          103         103          147          226 Spread
           -------------------------------------------------------------------------------------------------------
100-00          6.11791      6.11791      6.11791      6.11791      6.11791     6.11791      6.07649      5.97529 Yield
                    100          100          100          100          100         100          143          219 Spread
           -------------------------------------------------------------------------------------------------------
100-04          6.08374      6.08374      6.08374      6.08374      6.08374     6.08374      6.02975      5.89781 Yield
                     97           97           97           97           97          97          138          211 Spread
            -------------------------------------------------------------------------------------------------------
100-08          6.04962      6.04962      6.04962      6.04962      6.04962     6.04962      5.98307      5.82046 Yield
                     93           93           93           93           93          93          133          203 Spread
           -------------------------------------------------------------------------------------------------------
100-12          6.01555      6.01555      6.01555      6.01555      6.01555     6.01555      5.93647      5.74325 Yield
                     90           90           90           90           90          90          129          196 Spread
           -------------------------------------------------------------------------------------------------------
100-16          5.98154      5.98154      5.98154      5.98154      5.98154     5.98154      5.88994      5.66616 Yield
                     86           86           86           86           86          86          124          188 Spread
           -------------------------------------------------------------------------------------------------------
100-20          5.94758      5.94758      5.94758      5.94758      5.94758     5.94758      5.84349       5.5892 Yield
                     83           83           83           83           83          83          119          180 Spread
           -------------------------------------------------------------------------------------------------------

WAL                4.25         4.25         4.25         4.25         4.25        4.25        2.997         1.74
Principal
Window      Jul06-Jul06  Jul06-Jul06  Jul06-Jul06  Jul06-Jul06  Jul06-Jul06  Jul06-Jul06 Jul04-Aug05  Aug03-Mar04

CMT_1YR            2.68         2.68         2.68         2.68         2.68        2.68         2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A2

Balance    $132,094,000.00   Delay           24
Coupon     6.458             Dated           4/1/02
Settle     4/25/02           First Payment   5/25/02


Price      5 CPR,       10 CPR,      15 CPR,      20 CPR,      25 CPR,      30 CPR,      50 CPR,     70 CPR,
           Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)    Call (Y)
           -------------------------------------------------------------------------------------------------------
100-12          6.32738      6.29883      6.26646      6.23045       6.1899      6.14416     5.86096      5.41947 Yield
                    117          131          146          159          177          192         252          236 Spread
           -------------------------------------------------------------------------------------------------------
100-16          6.29374       6.2608      6.22347      6.18193      6.13516      6.08241     5.75575      5.24658 Yield
                    113          127          142          155          172          186         242          219 Spread
           -------------------------------------------------------------------------------------------------------
100-20          6.26016      6.22285      6.18056      6.13352      6.08054      6.02081     5.65081      5.07417 Yield
                    110          123          138          150          166          180         231          202 Spread
           -------------------------------------------------------------------------------------------------------
100-24          6.22663      6.18496      6.13773       6.0852      6.02605      5.95935     5.54614      4.90225 Yield
                    106          119          133          145          161          174         221          185 Spread
           -------------------------------------------------------------------------------------------------------
100-28          6.19315      6.14714      6.09499      6.03698      5.97167      5.89803     5.44173      4.73082 Yield
                    103          115          129          140          155          167         210          167 Spread
           -------------------------------------------------------------------------------------------------------
101-00          6.15974      6.10938      6.05232      5.98886      5.91741      5.83685     5.33759      4.55987 Yield
                    100          112          125          135          150          161         200          150 Spread
           -------------------------------------------------------------------------------------------------------
101-04          6.12637      6.07169      6.00974      5.94083      5.86326      5.77581     5.23371       4.3894 Yield
                     96          108          121          130          145          155         190          133 Spread
           -------------------------------------------------------------------------------------------------------
101-08          6.09307      6.03407      5.96723      5.89291      5.80924      5.71491      5.1301       4.2194 Yield
                     93          104          116          126          139          149         179          116 Spread
           -------------------------------------------------------------------------------------------------------
101-12          6.05981      5.99652      5.92481      5.84508      5.75533      5.65414     5.02676      4.04988 Yield
                     90          100          112          121          134          143         169           99 Spread
           -------------------------------------------------------------------------------------------------------
101-16          6.02662      5.95903      5.88247      5.79735      5.70153      5.59352     4.92367      3.88084 Yield
                     86           97          108          116          128          137         159           82 Spread
           -------------------------------------------------------------------------------------------------------
101-20          5.99347      5.92161      5.84021      5.74971      5.64785      5.53304     4.82084      3.71227 Yield
                     83           93          104          111          123          131         148           66 Spread
           -------------------------------------------------------------------------------------------------------

WAL               4.406        3.864        3.386        2.974        2.612        2.293       1.284        0.759
Principal
Window      May02-Jun07   May02-Jun07  May02-Jun07  May02-Jun07  May02-Jun07  May02-Jun07  May02-Aug05  May02-Mar04

CMT_1YR            2.68         2.68         2.68         2.68         2.68         2.68        2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B1

Balance   $12,895,000.00   Delay         24
Coupon    6.8712           Dated         4/1/02
Settle    4/25/02          First Payment 5/25/02


Price     5 CPR,        10 CPR,       15 CPR,      20 CPR,      25 CPR,      30 CPR,      50 CPR,      70 CPR,
          Call (Y)      Call (Y)      Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)
          ---------------------------------------------------------------------------------------------------------
98-13           6.03268       6.21806      6.47789      6.72972      6.92123      7.08505      7.47522     7.79536 Yield
                     57            84          135          183          215          257          364         463 Spread
          ---------------------------------------------------------------------------------------------------------
98-17           6.01867       6.20096       6.4564      6.70328      6.89037         7.05      7.41934     7.70391 Yield
                     56            83          133          181          212          253          358         454 Spread
          ---------------------------------------------------------------------------------------------------------
98-21           6.00469        6.1839      6.43494      6.67689      6.85956        7.015      7.36356     7.61264 Yield
                     55            81          131          178          209          250          353         445 Spread
          ---------------------------------------------------------------------------------------------------------
98-25           5.99073       6.16687      6.41352      6.65054      6.82881      6.98005      7.30788     7.52154 Yield
                     53            79          129          175          206          246          347         436 Spread
          ---------------------------------------------------------------------------------------------------------
98-29            5.9768       6.14986      6.39215      6.62424      6.79811      6.94517      7.25229     7.43061 Yield
                     52            78          127          173          203          243          341         427 Spread
          ---------------------------------------------------------------------------------------------------------
99-01           5.96289       6.13289      6.37081      6.59799      6.76746      6.91035       7.1968     7.33984 Yield
                     50            76          125          170          200          239          336         417 Spread
          ---------------------------------------------------------------------------------------------------------
99-05           5.94902       6.11595       6.3495      6.57178      6.73686      6.87559      7.14141     7.24925 Yield
                     49            74          122          167          197          236          330         408 Spread
          ---------------------------------------------------------------------------------------------------------
99-09           5.93517       6.09905      6.32824      6.54562      6.70632      6.84088      7.08611     7.15882 Yield
                     48            73          120          165          194          232          325         399 Spread
          ---------------------------------------------------------------------------------------------------------
99-13           5.92135       6.08217      6.30701       6.5195      6.67583      6.80623      7.03091     7.06856 Yield
                     46            71          118          162          191          229          319         390 Spread
          ---------------------------------------------------------------------------------------------------------
99-17           5.90755       6.06532      6.28582      6.49343      6.64539      6.77165       6.9758     6.97846 Yield
                     45            69          116          160          188          225          314         381 Spread
          ---------------------------------------------------------------------------------------------------------
99-21           5.89379       6.04851      6.26467       6.4674        6.615      6.73711      6.92078     6.88853 Yield
                     44            68          114          157          185          222          308         372 Spread
          ---------------------------------------------------------------------------------------------------------

WAL              15.245         11.14        8.119        6.222        5.126        4.385        2.578       1.516
Principal
Window      May02-Aug24   May02-Jan19   May02-Aug14  May02-Oct11  May02-Nov09  May02-Jun08  May02-Aug05 May02-Mar04

CMT_1YR            2.68          2.68         2.68         2.68         2.68         2.68         2.68        2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B2

Balance   $8,970,000.00   Delay         24
Coupon    6.871           Dated         4/1/02
Settle    4/25/02         First Payment 5/25/02


Price     5 CPR,        10 CPR,       15 CPR,     20 CPR,      25 CPR,       30 CPR,     50 CPR,     70 CPR,
          Call (Y)      Call (Y)      Call (Y)    Call (Y)     Call (Y)      Call (Y)    Call (Y)    Call (Y)
          --------------------------------------------------------------------------------------------------------
97-06           6.17077       6.38644     6.68949      6.98996       7.22493     7.43004     8.02517      8.69594 Yield
                     71           101         156          209           246         291         419          553 Spread
          --------------------------------------------------------------------------------------------------------
97-10           6.15648       6.36903     6.66761      6.96306       7.19354     7.39439     7.96833      8.60281 Yield
                     70           100         154          207           243         287         413          544 Spread
          --------------------------------------------------------------------------------------------------------
97-14           6.14222       6.35165     6.64578      6.93621       7.16221      7.3588     7.91159      8.50986 Yield
                     68            98         152          204           240         284         407          534 Spread
          --------------------------------------------------------------------------------------------------------
97-18           6.12799        6.3343     6.62398       6.9094       7.13093     7.32328     7.85495      8.41708 Yield
                     67            96         150          201           236         280         402          525 Spread
          --------------------------------------------------------------------------------------------------------
97-22           6.11379       6.31699     6.60223      6.88265       7.09971     7.28781     7.79841      8.32448 Yield
                     66            94         148          199           233         277         396          516 Spread
          --------------------------------------------------------------------------------------------------------
97-26           6.09962       6.29971     6.58051      6.85594       7.06854     7.25241     7.74197      8.23204 Yield
                     64            93         146          196           230         273         390          507 Spread
          --------------------------------------------------------------------------------------------------------
97-30           6.08548       6.28246     6.55883      6.82928       7.03743     7.21706     7.68563      8.13979 Yield
                     63            91         143          193           227         270         385          497 Spread
          --------------------------------------------------------------------------------------------------------
98-02           6.07136       6.26524      6.5372      6.80267       7.00637     7.18178     7.62938       8.0477 Yield
                     61            89         141          191           224         266         379          488 Spread
          --------------------------------------------------------------------------------------------------------
98-06           6.05727       6.24806      6.5156       6.7761       6.97536     7.14655     7.57324      7.95579 Yield
                     60            87         139          188           221         263         373          479 Spread
          --------------------------------------------------------------------------------------------------------
98-10           6.04321       6.23091     6.49403      6.74958       6.94441     7.11139     7.51719      7.86405 Yield
                     58            86         137          185           218         259         368          470 Spread
          --------------------------------------------------------------------------------------------------------
98-14           6.02918       6.21378     6.47251      6.72311       6.91351     7.07628     7.46124      7.77248 Yield
                     57            84         135          183           215         256         362          461 Spread
          --------------------------------------------------------------------------------------------------------

WAL              15.245         11.14       8.119        6.222         5.126       4.385       2.578        1.516
Principal
Window      May02-Aug24   May02-Jan19   May02-Aug14 May02-Oct11  May02-Nov09   May02-Jun08 May02-Aug05 May02-Mar04

CMT_1YR            2.68          2.68        2.68         2.68          2.68        2.68        2.68         2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B3

Balance   $5,046,000.00    Delay           24
Coupon    6.8712           Dated           4/1/02
Settle    4/25/02          First Payment   5/25/02


Price     5 CPR,       10 CPR,      15 CPR,       20 CPR,      25 CPR,     30 CPR,      50 CPR,       70 CPR,
          Call (Y)     Call (Y)     Call (Y)      Call (Y)     Call (Y)    Call (Y)     Call (Y)      Call (Y)
          --------------------------------------------------------------------------------------------------------
95-07          6.39961      6.66507       7.03933      7.42003     7.72663      7.99975       8.93383    10.18636 Yield
                    94          129           191          252         296          348           510         702 Spread
          --------------------------------------------------------------------------------------------------------
95-11          6.38486      6.64713       7.01682      7.39236     7.69436      7.96311       8.87537    10.09039 Yield
                    93          127           189          249         293          344           504         693 Spread
          --------------------------------------------------------------------------------------------------------
95-15          6.37015      6.62922       6.99434      7.36474     7.66214      7.92653       8.81702      9.9946 Yield
                    91          126           187          247         290          341           498         683 Spread
          --------------------------------------------------------------------------------------------------------
95-19          6.35546      6.61135       6.97191      7.33717     7.62999      7.89002       8.75877     9.89899 Yield
                    90          124           185          244         286          337           492         673 Spread
          --------------------------------------------------------------------------------------------------------
95-23           6.3408      6.59351       6.94952      7.30965     7.59788      7.85357       8.70063     9.80357 Yield
                    88          122           182          241         283          333           486         664 Spread
          --------------------------------------------------------------------------------------------------------
95-27          6.32617       6.5757       6.92717      7.28217     7.56584      7.81719       8.64259     9.70834 Yield
                    87          120           180          238         280          330           480         654 Spread
          --------------------------------------------------------------------------------------------------------
95-31          6.31157      6.55793       6.90486      7.25475     7.53385      7.78087       8.58466     9.61328 Yield
                    85          118           178          236         277          326           475         645 Spread
          --------------------------------------------------------------------------------------------------------
96-03            6.297       6.5402        6.8826      7.22738     7.50192      7.74461       8.52683     9.51841 Yield
                    84          117           176          233         274          323           469         635 Spread
          --------------------------------------------------------------------------------------------------------
96-07          6.28246       6.5225       6.86037      7.20006     7.47005      7.70842        8.4691     9.42372 Yield
                    82          115           174          230         270          319           463         626 Spread
          --------------------------------------------------------------------------------------------------------
96-11          6.26795      6.50483       6.83818      7.17278     7.43823      7.67229       8.41147     9.32921 Yield
                    81          113           171          228         267          315           457         616 Spread
          --------------------------------------------------------------------------------------------------------
96-15          6.25347      6.48719       6.81604      7.14556     7.40647      7.63622       8.35395     9.23488 Yield
                    79          111           169          225         264          312           452         607 Spread
          --------------------------------------------------------------------------------------------------------

WAL             15.245        11.14         8.119        6.222       5.126        4.385         2.578       1.516
Principal May02-Aug24  May02-Jan19  May02-Aug14   May02-Oct11  May02-Nov09 May02-Jun08  May02-Aug05   May02-Mar04
Window

CMT_1YR           2.68         2.68          2.68         2.68        2.68         2.68          2.68        2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_A

Balance   $144,034,000.00    Delay            0
Coupon    2.779              Dated            4/25/02
Settle    4/25/02            First Payment    5/25/02


Price  5 CPR,      10 CPR,      15 CPR,     20 CPR,     25 CPR,     30 CPR,      40 CPR,     50 CPR,     70 CPR,     80 CPR,
       Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)    Call (Y)
       ---------------------------------------------------------------------------------------------------------------------------
99-12   3.317696     3.72157    4.126946    4.534542    4.935846    5.347968    6.148425    6.965606    8.570276    9.628999 Yield
              35         126         198         239         279         320         400         482         643         748 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16   3.212726    3.535332    3.859018    4.184354    4.504544    4.833246     5.47131    6.122224    7.398949    8.240268 Yield
              25         107         172         204         236         269         333         398         525         610 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20   3.107985    3.349573    3.591877    3.835325     4.07483    4.320614    4.797443    5.283518     6.23584    6.862618 Yield
              14          88         145         169         193         218         265         314         409         472 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24   3.003475    3.164288    3.325519     3.48745    3.646697     3.81006    4.126806    4.449457    5.080881    5.495948 Yield
               4          70         118         134         150         167         198         231         294         335 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28   2.899193    2.979478    3.059941    3.140723    3.220136    3.301572    3.459378    3.620008    3.934003    4.140155 Yield
              -6          51          92         100         108         116         132         148         179         200 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00  2.795139    2.795139    2.795139    2.795139    2.795139    2.795139    2.795139    2.795139    2.795139    2.795139 Yield
             -17          33          65          65          65          65          65          65          65          65 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04  2.691312     2.61127     2.53111    2.450692    2.371698     2.29075    2.134069    1.974818    1.664222    1.460799 Yield
             -27          15          39          31          23          15          -1         -17         -48         -68 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08  2.587711    2.427869    2.267851    2.107376    1.949806    1.788393    1.476148    1.159014    0.541186    0.137037 Yield
             -38          -4          12          -4         -19         -36         -67         -98        -160        -201 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12  2.484336    2.244934    2.005357    1.765186    1.529453    1.288057    0.821358    0.347695   -0.574036   -1.176246 Yield
             -48         -22         -14         -38         -61         -86        -132        -180        -272        -332 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16  2.381185    2.062462    1.743626    1.424118    1.110633    0.789731    0.169678   -0.459169   -1.681507   -2.479145 Yield
             -58         -40         -40         -72        -103        -135        -197        -260        -383        -462 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20  2.278257    1.880454    1.482655    1.084164    0.693337    0.293404   -0.478911    -1.26161   -2.781292   -3.771757 Yield
             -69         -59         -66        -106        -145        -185        -262        -341        -493        -592 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL             1.246        0.696       0.483       0.369         0.3        0.252       0.192       0.154       0.112        0.095
Mod Durn        1.203        0.679       0.473       0.362       0.295        0.247       0.189       0.152        0.11        0.093
Principal
Window    May02-Oct04  May02-Sep03  May02-Mar03 May02-Jan03 May02-Nov02 May02-Oct02  May02-Aug02 May02-Jul02 May02-Jun02 May02-Jun02

CMT_1YR          2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_B

Balance   $199,714,000.00        Delay           0
Coupon    3.736                  Dated           4/25/02
Settle    4/25/02                First Payment   5/25/02


Price  5 CPR,      10 CPR,      15 CPR,     20 CPR,     25 CPR,     30 CPR,      40 CPR,     50 CPR,     70 CPR,     80 CPR,
       Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)    Call (Y)
       ---------------------------------------------------------------------------------------------------------------------------
99-12    3.943966    4.036643    4.157341    4.283874   4.416959    4.556545    4.860554     5.20282   6.095168    6.708517 Yield
               98         107         119         132        145         189         257         306        395         456 Spread
         -------------------------------------------------------------------------------------------------------------------
99-16    3.908104    3.982176    4.078638    4.179751   4.286087    4.397603    4.640422    4.913713   5.625797    6.114902 Yield
               94         102         111         122        132         173         235         277        348         397 Spread
         -------------------------------------------------------------------------------------------------------------------
99-20    3.836544    3.927798    4.000073    4.075823   4.155476    4.238998    4.420823      4.6254   5.158124    5.523777 Yield
               91          96         104         111        119         157         213         248        301         338 Spread
         -------------------------------------------------------------------------------------------------------------------
99-24    3.872297    3.873509    3.921645    3.972089   4.025125     4.08073    4.201754    4.337879   4.692138    4.935127 Yield
               87          91          96         101        106         141         191         219        255         279 Spread
         -------------------------------------------------------------------------------------------------------------------
99-28    3.800845     3.81931    3.843354    3.868548   3.895033    3.922798    3.983214    4.051147   4.227833    4.348939 Yield
               84          86          88          90         93         125         169         191        208         220 Spread
         -------------------------------------------------------------------------------------------------------------------
100-00     3.7652      3.7652      3.7652      3.7652     3.7652      3.7652      3.7652      3.7652     3.7652      3.7652 Yield
               80          80          80          80         80         109         147         162        162         162 Spread
         -------------------------------------------------------------------------------------------------------------------
100-04   3.729608    3.711178    3.687182    3.662043   3.635624    3.607935     3.54771    3.480034    3.30423    3.183895 Yield
               77          75          72          70         67          94         125         134        116         104 Spread
         -------------------------------------------------------------------------------------------------------------------
100-08    3.69407    3.657244    3.609299    3.559079   3.506304    3.451002    3.330743    3.195648   2.844916    2.605013 Yield
               73          69          65          60         54          78         104         105         70          46 Spread
         -------------------------------------------------------------------------------------------------------------------
100-12   3.658586    3.603399    3.531553    3.456305   3.377241      3.2944    3.114296    2.912037   2.387249    2.028539 Yield
               69          64          57          49         41          62          82          77         24         -12 Spread
         -------------------------------------------------------------------------------------------------------------------
100-16   3.623155    3.549641    3.453941    3.353721   3.248433    3.138128    2.898368    2.629199   1.931222    1.454461 Yield
               66          59          49          39         28          47          61          49        -21         -69 Spread
         -------------------------------------------------------------------------------------------------------------------
100-20   3.587777    3.495972    3.376464    3.251327   3.119879    2.982185    2.682956     2.34713   1.476827    0.882766 Yield
               62          53          41          29         16          31          39          20        -67        -126 Spread
         -------------------------------------------------------------------------------------------------------------------

WAL         3.837       2.469       1.684       1.263          1       0.821       0.591       0.449      0.277       0.219
Mod Durn    3.509       2.312       1.601       1.211      0.964       0.794       0.574       0.438      0.271       0.215
Principal
Window   Oct04-Jul06 Sep03-Dec05 Mar03-Oct04 Jan03-Feb04 Nov02-Oct03 Oct02-Jun03 Aug02-Feb03 Jul02-Dec02 Jun02-Sep02 Jun02-Aug02

CMT_1YR     2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_C

Balance   $424,906,000.00   Delay           24
Coupon    5.479             Dated           4/1/02
Settle    4/25/02           First Payment   5/25/02


Price    5 CPR,     10 CPR,     15 CPR,     20 CPR,     25 CPR,    30 CPR,     40 CPR,     50 CPR,     70 CPR,    80 CPR,
         Call (Y)   Call (Y)    Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)    Call (Y)   Call (Y)
         ---------------------------------------------------------------------------------------------------------------------
99-12     5.612258     5.61274    5.618462    5.628213   5.641593    5.659448    5.704098    5.755758   5.896586    6.004825 Yield
                59          60          72          91        114         144         200         247        290         300 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-16     5.578381    5.578631    5.581596    5.586648   5.593582    5.602835    5.625972     5.65274   5.725693    5.781749 Yield
                55          56          68          87        109         138         193         237        273         278 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-20     5.544554    5.544572    5.544786    5.545151   5.545651    5.546319    5.547989     5.54992   5.555184    5.559226 Yield
                52          53          64          83        104         133         185         227        256         256 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-24     5.510779    5.510566    5.508034     5.50372   5.497801    5.489901    5.470147    5.447299   5.385055    5.337255 Yield
                49          50          61          79        100         127         177         216        239         234 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-28     5.477055     5.47661    5.471338    5.462355   5.450031    5.433581    5.392447    5.344875   5.215306    5.115834 Yield
                45          46          57          75         95         122         169         206        222         212 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-00    5.443381    5.442706    5.434698    5.421057    5.40234    5.377359    5.314887    5.242647   5.045936    4.894959 Yield
                42          43          53          71         90         116         162         196        205         189 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-04    5.409758    5.408852    5.398114    5.379824   5.354729    5.321233    5.237467    5.140616   4.876942     4.67463 Yield
                39          39          50          67         85         110         154         186        188         167 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-08    5.376185    5.375049    5.361587    5.338657   5.307197    5.265204    5.160187    5.038779   4.708325    4.454843 Yield
                35          36          46          62         81         105         146         175        171         145 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-12    5.342662    5.341297    5.325115    5.297555   5.259744    5.209271    5.083047    4.937138   4.540082    4.235598 Yield
                32          33          42          58         76          99         138         165        154         124 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-16     5.30919    5.307596    5.288699    5.256519    5.21237    5.153434    5.006045     4.83569   4.372212    4.016891 Yield
                29          29          39          54         71          94         131         155        137         102 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-20    5.275767    5.273944    5.252338    5.215547   5.165074    5.097693    4.929183    4.734437   4.204713    3.798721 Yield
                25          26          35          50         66          88         123         145        120          80 Spread
        ---------------------------------------------------------------------------------------------------------------------

WAL             4.25       4.218       3.875       3.406      2.918       2.444       1.734       1.298       0.77       0.587
Mod Durn       3.701       3.676       3.402       3.018      2.614       2.217       1.607       1.219      0.736       0.565
Principal
Window   Jul06-Jul06 Dec05-Jul06 Oct04-Jul06 Feb04-Jul06 Oct03-Jul06 Jun03-Jul06 Feb03-Apr05 Dec02-Jul04 Sep02-Aug03 Aug02-Apr03

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_D

Balance   $186,927,000.00      Delay          24
Coupon    6.058                Dated          4/1/02
Settle    4/25/02              First Payment  5/25/02


Price     5 CPR,     10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     40 CPR,     50 CPR,    70 CPR,     80 CPR,
          Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)
          -------------------------------------------------------------------------------------------------------------------
99-12       6.195711    6.195711   6.195711    6.195711   6.195711    6.195711    6.200176   6.218131    6.272945   6.312518 Yield
                 117         117        117         117        117         117         128        167         257        299 Spread
          -------------------------------------------------------------------------------------------------------------------
99-16       6.161358    6.161358   6.161358    6.161358   6.161358    6.161358    6.163297   6.171096    6.194903   6.212088 Yield
                 114         114        114         114        114         114         124        162         249        289 Spread
          -------------------------------------------------------------------------------------------------------------------
99-20       6.127057    6.127057   6.127057    6.127057   6.127057    6.127057    6.126475   6.124135    6.116993   6.111839 Yield
                 110         110        110         110        110         110         120        158         241        279 Spread
          -------------------------------------------------------------------------------------------------------------------
99-24       6.092809    6.092809   6.092809    6.092809   6.092809    6.092809     6.08971   6.077248    6.039215   6.011768 Yield
                 107         107        107         107        107         107         117        153         233        269 Spread
          -------------------------------------------------------------------------------------------------------------------
99-28       6.058612    6.058612   6.058612    6.058612   6.058612    6.058612    6.053001   6.030435    5.961567   5.911876 Yield
                 103         103        103         103        103         103         113        148         226        259 Spread
          -------------------------------------------------------------------------------------------------------------------
100-00      6.024467    6.024467   6.024467    6.024467   6.024467    6.024467    6.016348   5.983694    5.884049   5.812162 Yield
                 100         100        100         100        100         100         109        143         218        249 Spread
          -------------------------------------------------------------------------------------------------------------------
100-04      5.990374    5.990374   5.990374    5.990374   5.990374    5.990374    5.979751   5.937027    5.806662   5.712625 Yield
                  97          97         97          97         97          97         106        139         210        239 Spread
          -------------------------------------------------------------------------------------------------------------------
100-08      5.956332    5.956332   5.956332    5.956332   5.956332    5.956332     5.94321   5.890432    5.729404   5.613266 Yield
                  93          93         93          93         93          93         102        134         202        229 Spread
          -------------------------------------------------------------------------------------------------------------------
100-12      5.922342    5.922342   5.922342    5.922342   5.922342    5.922342    5.906725    5.84391    5.652275   5.514083 Yield
                  90          90         90          90         90          90          98        130         195        219 Spread
          -------------------------------------------------------------------------------------------------------------------
100-16      5.888403    5.888403   5.888403    5.888403   5.888403    5.888403    5.870295   5.797461    5.575276   5.415075 Yield
                  86          86         86          86         86          86          95        125         187        209 Spread
          -------------------------------------------------------------------------------------------------------------------
100-20      5.854514    5.854514   5.854514    5.854514   5.854514    5.854514    5.833921   5.751083    5.498405   5.316243 Yield
                  83          83         83          83         83          83          91        120         179        200 Spread
          -------------------------------------------------------------------------------------------------------------------

WAL             4.25        4.25       4.25        4.25       4.25        4.25       3.927      2.997        1.74      1.336
Mod Durn       3.649       3.649      3.649       3.649      3.649       3.649       3.399      2.666       1.607       1.25
Principal
Window    Jul06-Jul06 Jul06-Jul06 Jul06-Jul06 Jul06-Jul06 Jul06-Jul06 Jul06-Jul06 Apr05-Jul06 Jul04-Aug05 Aug03-Mar04 Apr03-Oct03

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A2

Balance   $132,094,000.00      Delay          24
Coupon    6.358                Dated          4/1/02
Settle    4/25/02              First Payment  5/25/02


Price     5 CPR,     10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     40 CPR,     50 CPR,    70 CPR,     80 CPR,
          Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)
          -------------------------------------------------------------------------------------------------------------------
100-12      6.227067    6.198797   6.166746     6.13108   6.090909    6.045596    5.923762   5.764866    5.327166   5.005026 Yield
                 116         130        146         160        177         192         224        249         233        201 Spread
          -------------------------------------------------------------------------------------------------------------------
100-16      6.193516    6.160868   6.123856    6.082673   6.036289    5.983973    5.843286   5.659792    5.154426   4.782596 Yield
                 113         126        142         155        172         186         216        239         215        178 Spread
          -------------------------------------------------------------------------------------------------------------------
100-20       6.16002    6.123007   6.081048    6.034364   5.981789    5.922491    5.763009   5.554987    4.982174   4.560845 Yield
                 109         122        138         150        166         179         208        228         198        156 Spread
          -------------------------------------------------------------------------------------------------------------------
100-24       6.12658    6.085212   6.038321    5.986154   5.927406    5.861151    5.682929   5.450451    4.810407    4.33977 Yield
                 106         119        133         145        161         173         200        218         181        134 Spread
          -------------------------------------------------------------------------------------------------------------------
100-28      6.093195    6.047486   5.995677    5.938042   5.873142    5.799952    5.603046   5.346181    4.639125   4.119368 Yield
                 103         115        129         140        155         167         192        208         164        112 Spread
          -------------------------------------------------------------------------------------------------------------------
101-00      6.059866    6.009826   5.953113    5.890028   5.818995    5.738893    5.523358   5.242176    4.468324   3.899636 Yield
                  99         111        125         136        150         161         184        197         147         90 Spread
          -------------------------------------------------------------------------------------------------------------------
101-04      6.026591    5.972233   5.910631    5.842112   5.764966    5.677973    5.443866   5.138437    4.298003    3.68057 Yield
                  96         107        120         131        145         155         176        187         130         68 Spread
          -------------------------------------------------------------------------------------------------------------------
101-08      5.993371    5.934707   5.868229    5.794293   5.711053    5.617193    5.364568    5.03496    4.128159   3.462167 Yield
                  93         104        116         126        139         149         168        176         113         46 Spread
          -------------------------------------------------------------------------------------------------------------------
101-12      5.960205    5.897247   5.825908    5.746571   5.657256    5.556551    5.285464   4.931747     3.95879   3.244424 Yield
                  89         100        112         121        134         143         161        166          96         24 Spread
          -------------------------------------------------------------------------------------------------------------------
101-16      5.927094    5.859853   5.783666    5.698946   5.603575    5.496048    5.206552   4.828794    3.789895   3.027339 Yield
                  86          96        108         116        129         137         153        156          79          3 Spread
          -------------------------------------------------------------------------------------------------------------------
101-20      5.894037    5.822525   5.741505    5.651417   5.550009    5.435682    5.127832   4.726102     3.62147   2.810908 Yield
                  83          92        104         112        123         131         145        146          62        -19 Spread
          -------------------------------------------------------------------------------------------------------------------

WAL            4.406       3.864      3.386       2.974      2.612       2.293       1.714      1.284       0.759      0.583
Mod Durn       3.701       3.276      2.898       2.569      2.279       2.021       1.549      1.187       0.723      0.562
Principal
Window     May02-Jun07 May02-Jun07 May02-Jun07 May02-Jun07 May02-Jun07 May02-Jun07 May02-Sep06 May02-Aug05 May02-Mar04 May02-Oct03

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B1

Balance   $12,895,000.00       Delay          24
Coupon    6.871                Dated          4/1/02
Settle    4/25/02              First Payment  5/25/02


Price     5 CPR,     10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     40 CPR,     50 CPR,    70 CPR,     80 CPR,
          Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)
          -------------------------------------------------------------------------------------------------------------------
98-23       5.953026    6.138108   6.395277    6.643413    6.83017    6.988696    7.234753   7.335709     7.56707   7.710004 Yield
                  56          83        135         183        215         256         320        359         448        491 Spread
          -------------------------------------------------------------------------------------------------------------------
98-27       5.939097    6.121086   6.373883     6.61709   6.799441    6.953784    7.190711   7.280074    7.476052    7.59713 Yield
                  54          82        133         180        212         252         315        353         439        480 Spread
          -------------------------------------------------------------------------------------------------------------------
98-31       5.925195    6.104096   6.352528    6.590813   6.768766    6.918931    7.146744   7.224536    7.385204   7.484474 Yield
                  53          80        131         178        209         249         311        348         430        468 Spread
          -------------------------------------------------------------------------------------------------------------------
99-03        5.91132    6.087137    6.33121    6.564582   6.738143    6.884137    7.102851   7.169093    7.294523   7.372036 Yield
                  51          78        128         175        206         245         306        342         421        457 Spread
          -------------------------------------------------------------------------------------------------------------------
99-07       5.897472     6.07021    6.30993    6.538396   6.707573    6.849401    7.059032   7.113747    7.204011   7.259815 Yield
                  50          77        126         172        203         242         302        337         412        446 Spread
          -------------------------------------------------------------------------------------------------------------------
99-11       5.883651    6.053313   6.288688    6.512256   6.677054    6.814724    7.015287   7.058495    7.113665    7.14781 Yield
                  49          75        124         170        200         238         298        331         403        435 Spread
          -------------------------------------------------------------------------------------------------------------------
99-15       5.869857    6.036448   6.267483    6.486162   6.646588    6.780105    6.971615   7.003339    7.023486    7.03602 Yield
                  47          73        122         167        197         235         293        325         394        423 Spread
          -------------------------------------------------------------------------------------------------------------------
99-19       5.856089    6.019613   6.246316    6.460113   6.616174    6.745544    6.928016   6.948278    6.933474   6.924444 Yield
                  46          72        120         165        194         231         289        320         385        412 Spread
          -------------------------------------------------------------------------------------------------------------------
99-23       5.842349    6.002809   6.225186    6.434108   6.585811    6.711042     6.88449   6.893311    6.843627   6.813083 Yield
                  45          70        118         162        191         228         285        314         376        401 Spread
          -------------------------------------------------------------------------------------------------------------------
99-27       5.828635    5.986036   6.204093    6.408149   6.555501    6.676597    6.841037   6.838438    6.753945   6.701935 Yield
                  43          68        116         159        188         225         280        309         367        390 Spread
          -------------------------------------------------------------------------------------------------------------------
99-31       5.814947    5.969294   6.183038    6.382235   6.525241    6.642209    6.797657    6.78366    6.664427      6.591 Yield
                  42          67        114         157        185         221         276        304         358        379 Spread
          -------------------------------------------------------------------------------------------------------------------

WAL           15.227      11.116      8.117       6.221      5.126       4.385       3.345      2.578       1.516      1.209
Mod Durn       9.071       7.419      5.901       4.796      4.108       3.615       2.866      2.269       1.388      1.119
Principal
Window   May02-Aug24 May02-Dec18 May02-Aug14 May02-Oct11 May02-Nov09 May02-Jun08 May02-Sep06 May02-Aug05 May02-Mar04 May02-Oct03

CMT_1YR         2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B2

Balance   $8,970,000.00        Delay          24
Coupon    6.871                Dated          4/1/02
Settle    4/25/02              First Payment  5/25/02

Price     5 CPR,     10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     40 CPR,     50 CPR,    70 CPR,     80 CPR,
          Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)
          -------------------------------------------------------------------------------------------------------------------
97-16       6.090288    6.305733   6.605888    6.902503   7.132566     7.33222      7.6681   7.883257    8.463448   8.822106 Yield
                  69         100        156         209        245         290         363        413         538        602 Spread
          -------------------------------------------------------------------------------------------------------------------
97-20       6.076087      6.2884   6.584116    6.875724   7.101315    7.296723    7.623322   7.826667    8.370756   8.707067 Yield
                  68          98        154         206        242         287         359        408         529        591 Spread
          -------------------------------------------------------------------------------------------------------------------
97-24       6.061915    6.271099   6.562384    6.848992   7.070119    7.261287     7.57862   7.770177    8.278238   8.592253 Yield
                  67          97        152         204        239         283         354        402         519        579 Spread
          -------------------------------------------------------------------------------------------------------------------
97-28       6.047771    6.253831   6.540691    6.822308   7.038976    7.225911    7.533995   7.713785    8.185894   8.477664 Yield
                  65          95        149         201        236         279         350        397         510        568 Spread
          -------------------------------------------------------------------------------------------------------------------
98-00       6.033655    6.236595   6.519037    6.795671   7.007888    7.190596    7.489445   7.657493    8.093723   8.363299 Yield
                  64          93        147         198        233         276         345        391         501        556 Spread
          -------------------------------------------------------------------------------------------------------------------
98-04       6.019567    6.219391   6.497421     6.76908   6.976853     7.15534    7.444972   7.601298    8.001725   8.249156 Yield
                  62          92        145         196        230         272         341        385         492        545 Spread
          -------------------------------------------------------------------------------------------------------------------
98-08       6.005506    6.202219   6.475845    6.742537   6.945873    7.120146    7.400574   7.545202    7.909898   8.135236 Yield
                  61          90        143         193        227         269         336        380         483        533 Spread
          -------------------------------------------------------------------------------------------------------------------
98-12       5.991474    6.185079   6.454307     6.71604   6.914945     7.08501    7.356252   7.489204    7.818243   8.021538 Yield
                  60          88        141         190        224         265         332        374         473        522 Spread
          -------------------------------------------------------------------------------------------------------------------
98-16       5.977469    6.167971   6.432808     6.68959   6.884071    7.049935    7.312005   7.433303    7.726758    7.90806 Yield
                  58          86        139         188        220         262         327        368         464        511 Spread
          -------------------------------------------------------------------------------------------------------------------
98-20       5.963491    6.150894   6.411348    6.663186    6.85325    7.014919    7.267833   7.377499    7.635444   7.794803 Yield
                  57          85        136         185        217         258         323        363         455        499 Spread
          -------------------------------------------------------------------------------------------------------------------
98-24       5.949541    6.133849   6.389925    6.636828   6.822483    6.979963    7.223736   7.321791      7.5443   7.681765 Yield
                  55          83        134         182        214         255         319        357         446        488 Spread
          -------------------------------------------------------------------------------------------------------------------

WAL           15.227      11.116      8.117       6.221      5.126       4.385       3.345      2.578       1.516      1.209
Mod Durn       9.009       7.377      5.871       4.773      4.089         3.6       2.853      2.258        1.38      1.112
Principal
Window   May02-Aug24 May02-Dec18 May02-Aug14 May02-Oct11 May02-Nov09 May02-Jun08 May02-Sep06 May02-Aug05 May02-Mar04 May02-Oct03

CMT_1YR         2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B3

Balance   $5,046,000.00        Delay          24
Coupon    6.871                Dated          4/1/02
Settle    4/25/02              First Payment  5/25/02


Price     5 CPR,     10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     40 CPR,     50 CPR,    70 CPR,     80 CPR,
          Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)
          -------------------------------------------------------------------------------------------------------------------
95-16       6.321418    6.587564   6.959683    7.337546   7.640117    7.908605    8.395171   8.802449     9.97068  10.693994 Yield
                  93         128        191         252        296         348         436        505         689        789 Spread
          -------------------------------------------------------------------------------------------------------------------
95-20       6.306752    6.569697   6.937265    7.309987   7.607973    7.872108    8.349134   8.744228    9.875122  10.575246 Yield
                  91         127        189         250        293         344         431        500         679        777 Spread
          -------------------------------------------------------------------------------------------------------------------
95-24       6.292116    6.551864   6.914888    7.282477   7.575885    7.835675    8.303177   8.686111    9.779748  10.456736 Yield
                  90         125        187         247        290         340         426        494         669        765 Spread
          -------------------------------------------------------------------------------------------------------------------
95-28       6.277509    6.534065   6.892553    7.255018   7.543855    7.799306    8.257301   8.628098    9.684556  10.338462 Yield
                  88         123        185         244        286         337         422        488         660        754 Spread
          -------------------------------------------------------------------------------------------------------------------
96-00       6.262932      6.5163   6.870259    7.227608   7.511881    7.763001    8.211504   8.570189    9.589548  10.220425 Yield
                  87         121        182         241        283         333         417        482         650        742 Spread
          -------------------------------------------------------------------------------------------------------------------
96-04       6.248385    6.498569   6.848005    7.200248   7.479964    7.726759    8.165788   8.512384     9.49472  10.102623 Yield
                  85         119        180         239        280         330         413        476         641        730 Spread
          -------------------------------------------------------------------------------------------------------------------
96-08       6.233867    6.480872   6.825793    7.172937   7.448104     7.69058    8.120151   8.454681    9.400074   9.985055 Yield
                  84         118        178         236        277         326         408        471         632        718 Spread
          -------------------------------------------------------------------------------------------------------------------
96-12       6.219379    6.463208   6.803621    7.145675     7.4163    7.654464    8.074593   8.397082    9.305609   9.867721 Yield
                  82         116        176         233        274         322         404        465         622        707 Spread
          -------------------------------------------------------------------------------------------------------------------
96-16        6.20492    6.445578    6.78149    7.118462   7.384552     7.61841    8.029114   8.339584    9.211323    9.75062 Yield
                  81         114        173         230        271         319         399        459         613        695 Spread
          -------------------------------------------------------------------------------------------------------------------
96-20        6.19049    6.427982   6.759399    7.091298    7.35286     7.58242    7.983714   8.282189    9.117217   9.633752 Yield
                  79         112        171         228        267         315         395        453         603        683 Spread
          -------------------------------------------------------------------------------------------------------------------
96-24       6.176089    6.410419   6.737349    7.064182   7.321223    7.546491    7.938393   8.224896     9.02329   9.517114 Yield
                  78         111        169         225        264         312         390        448         594        672 Spread
          -------------------------------------------------------------------------------------------------------------------

WAL           15.227      11.116      8.117       6.221      5.126       4.385       3.345      2.578       1.516      1.209
Mod Durn       8.906       7.306      5.821       4.735      4.059       3.574       2.833      2.241       1.366        1.1
Principal
Window   May02-Aug24 May02-Dec18 May02-Aug14  May02-Oct11 May02-Nov09 May02-Jun08 May02-Sep06 May02-Aug05 May02-Mar04 May02-Oct03

CMT_1YR         2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_A

Balance   $144,034,000.00        Delay           0
Coupon    2.779                  Dated           4/25/02
Settle    4/25/02                First Payment   5/25/02


Price   5 CPR      10 CPR      15 CPR      20 CPR      25 CPR     30 CPR      40 CPR      50 CPR      70 CPR     80 CPR
        ---------------------------------------------------------------------------------------------------------------------
99-12     3.317696     3.72157    4.126946    4.534542   4.935846    5.347968    6.148425    6.965606   8.570276    9.628999 Yield
                35         126         198         239        279         320         400         482        643         748 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-16     3.212726    3.535332    3.859018    4.184354   4.504544    4.833246     5.47131    6.122224   7.398949    8.240268 Yield
                25         107         172         204        236         269         333         398        525         610 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-20     3.107985    3.349573    3.591877    3.835325    4.07483    4.320614    4.797443    5.283518    6.23584    6.862618 Yield
                14          88         145         169        193         218         265         314        409         472 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-24     3.003475    3.164288    3.325519     3.48745   3.646697     3.81006    4.126806    4.449457   5.080881    5.495948 Yield
                 4          70         118         134        150         167         198         231        294         335 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-28     2.899193    2.979478    3.059941    3.140723   3.220136    3.301572    3.459378    3.620008   3.934003    4.140155 Yield
                -6          51          92         100        108         116         132         148        179         200 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-00    2.795139    2.795139    2.795139    2.795139   2.795139    2.795139    2.795139    2.795139   2.795139    2.795139 Yield
               -17          33          65          65         65          65          65          65         65          65 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-04    2.691312     2.61127     2.53111    2.450692   2.371698     2.29075    2.134069    1.974818   1.664222    1.460799 Yield
               -27          15          39          31         23          15          -1         -17        -48         -68 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-08    2.587711    2.427869    2.267851    2.107376   1.949806    1.788393    1.476148    1.159014   0.541186    0.137037 Yield
               -38          -4          12          -4        -19         -36         -67         -98       -160        -201 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-12    2.484336    2.244934    2.005357    1.765186   1.529453    1.288057    0.821358    0.347695  -0.574036   -1.176246 Yield
               -48         -22         -14         -38        -61         -86        -132        -180       -272        -332 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-16    2.381185    2.062462    1.743626    1.424118   1.110633    0.789731    0.169678   -0.459169  -1.681507   -2.479145 Yield
               -58         -40         -40         -72       -103        -135        -197        -260       -383        -462 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-20    2.278257    1.880454    1.482655    1.084164   0.693337    0.293404   -0.478911    -1.26161  -2.781292   -3.771757 Yield
               -69         -59         -66        -106       -145        -185        -262        -341       -493        -592 Spread
        ---------------------------------------------------------------------------------------------------------------------

WAL          1.246       0.696       0.483       0.369        0.3       0.252       0.192       0.154      0.112       0.095
Mod Durn     1.203       0.679       0.473       0.362      0.295       0.247       0.189       0.152       0.11       0.093
Principal
Window   May02-Oct04 May02-Sep03 May02-Mar03 May02-Jan03 May02-Nov02 May02-Oct02 May02-Aug02 May02-Jul02 May02-Jun02 May02-Jun02

CMT_1YR      2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_B

Balance   $199,714,000.00        Delay           0
Coupon    3.736                  Dated           4/25/02
Settle    4/25/02                First Payment   5/25/02

Price   5 CPR      10 CPR      15 CPR      20 CPR      25 CPR     30 CPR      40 CPR      50 CPR      70 CPR     80 CPR
        ---------------------------------------------------------------------------------------------------------------------
99-12      3.92368    4.036643    4.157341    4.283874   4.416959    4.556545    4.860554     5.20282   6.095168    6.708517 Yield
                96         107         119         132        145         189         257         306        395         456 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-16     3.891885    3.982176    4.078638    4.179751   4.286087    4.397603    4.640422    4.913713   5.625797    6.114902 Yield
                93         102         111         122        132         173         235         277        348         397 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-20      3.86014    3.927798    4.000073    4.075823   4.155476    4.238998    4.420823      4.6254   5.158124    5.523777 Yield
                90          96         104         111        119         157         213         248        301         338 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-24     3.828444    3.873509    3.921645    3.972089   4.025125     4.08073    4.201754    4.337879   4.692138    4.935127 Yield
                86          91          96         101        106         141         191         219        255         279 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-28     3.796797     3.81931    3.843354    3.868548   3.895033    3.922798    3.983214    4.051147   4.227833    4.348939 Yield
                83          86          88          90         93         125         169         191        208         220 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-00      3.7652      3.7652      3.7652      3.7652     3.7652      3.7652      3.7652      3.7652     3.7652      3.7652 Yield
                80          80          80          80         80         109         147         162        162         162 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-04    3.733651    3.711178    3.687182    3.662043   3.635624    3.607935     3.54771    3.480034    3.30423    3.183895 Yield
                77          75          72          70         67          94         125         134        116         104 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-08    3.702151    3.657244    3.609299    3.559079   3.506304    3.451002    3.330743    3.195648   2.844916    2.605013 Yield
                74          69          65          60         54          78         104         105         70          46 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-12      3.6707    3.603399    3.531553    3.456305   3.377241      3.2944    3.114296    2.912037   2.387249    2.028539 Yield
                71          64          57          49         41          62          82          77         24         -12 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-16    3.639298    3.549641    3.453941    3.353721   3.248433    3.138128    2.898368    2.629199   1.931222    1.454461 Yield
                68          59          49          39         28          47          61          49        -21         -69 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-20    3.607943    3.495972    3.376464    3.251327   3.119879    2.982185    2.682956     2.34713   1.476827    0.882766 Yield
                64          53          41          29         16          31          39          20        -67        -126 Spread
        ---------------------------------------------------------------------------------------------------------------------

WAL          4.387       2.469       1.684       1.263          1       0.821       0.591       0.449      0.277       0.219
Mod Durn     3.959       2.312       1.601       1.211      0.964       0.794       0.574       0.438      0.271       0.215
Principal Oct04-Aug08 Sep03-Dec05 Mar03-Oct04 Jan03-Feb04 Nov02-Oct03 Oct02-Jun03 Aug02-Feb03 Jul02-Dec02 Jun02-Sep02 Jun02-Aug02
Window

CMT_1YR      2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_C

Balance   $424,906,000.00       Delay           24
Coupon    5.479                 Dated           4/1/02
Settle    4/25/02               First Payment   5/25/02


Price  5 CPR       10 CPR      15 CPR      20 CPR     25 CPR      30 CPR      40 CPR      50 CPR     70 CPR      80 CPR
       ----------------------------------------------------------------------------------------------------------------------
99-12     5.375742     5.47342    5.549474   5.603622    5.639059    5.659462    5.704098   5.755758    5.896586    6.004825 Yield
               -55         -16          31         73         109         144         200        247         290         300 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16       5.3606    5.451485     5.51987   5.565728    5.592167    5.602854    5.625972    5.65274    5.725693    5.781749 Yield
               -56         -18          28         69         104         138         193        237         273         278 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20     5.345485    5.429587    5.490315   5.527897    5.545354    5.546344    5.547989    5.54992    5.555184    5.559226 Yield
               -58         -21          25         66          99         133         185        227         256         256 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24     5.330394    5.407724    5.460808    5.49013     5.49862    5.489932    5.470147   5.447299    5.385055    5.337255 Yield
               -59         -23          22         62          95         127         177        216         239         234 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28     5.315329    5.385898    5.431351   5.452425    5.451966    5.433617    5.392447   5.344875    5.215306    5.115834 Yield
               -61         -25          19         58          90         122         169        206         222         212 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00     5.30029    5.364108    5.401942   5.414784    5.405391      5.3774    5.314887   5.242647    5.045936    4.894959 Yield
               -62         -27          16         54          85         116         162        196         205         189 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04    5.285275    5.342354    5.372582   5.377205    5.358895     5.32128    5.237467   5.140616    4.876942     4.67463 Yield
               -64         -29          13         50          81         110         154        186         188         167 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08    5.270285    5.320636     5.34327   5.339689    5.312477    5.265256    5.160187   5.038779    4.708325    4.454843 Yield
               -65         -32          10         47          76         105         146        175         171         145 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12    5.255321    5.298953    5.314006   5.302234    5.266138    5.209328    5.083047   4.937138    4.540082    4.235598 Yield
               -67         -34           7         43          72          99         138        165         154         124 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16    5.240381    5.277306     5.28479   5.264843    5.219877    5.153497    5.006045    4.83569    4.372212    4.016891 Yield
               -68         -36           4         39          67          93         131        155         137         102 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20    5.225466    5.255694    5.255622   5.227513    5.173693    5.097762    4.929183   4.734437    4.204713    3.798721 Yield
               -70         -38           1         35          62          88         123        145         120          80 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL            11.635       7.213        5.04      3.801           3       2.444       1.734      1.298        0.77       0.587
Mod Durn        8.288        5.72       4.238      3.311       2.676       2.217       1.607      1.219       0.736       0.565
Principal
Window    Aug08-Jul20 Dec05-Jul14 Oct04-Jan11 Feb04-Dec08 Oct03-Jul07 Jun03-Aug06 Feb03-Apr05 Dec02-Jul04 Sep02-Aug03 Aug02-Apr03

CMT_1YR          2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_D

Balance   $186,927,000.00   Delay           24
Coupon    6.058             Dated           4/1/02
Settle    4/25/02           First Payment   5/25/02


Price  5 CPR       10 CPR      15 CPR      20 CPR      25 CPR     30 CPR      40 CPR      50 CPR      70 CPR      80 CPR
       ----------------------------------------------------------------------------------------------------------------------
99-12    5.466463    5.519446     5.59394    5.681596   5.779795    5.885748    6.048561    6.145347    6.246537    6.288056 Yield
              -45         -40         -33         -24          0          29          84         134         224         275 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16    5.456359    5.507695    5.579868    5.664791   5.759927    5.862512    6.017658    6.105251    6.180458    6.201144 Yield
              -46         -41         -34         -26         -2          27          81         130         217         267 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20    5.446274    5.495964     5.56582    5.648015   5.740092    5.839315    5.986806    6.065224    6.114497    6.114393 Yield
              -47         -42         -36         -27         -4          24          78         126         211         258 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24    5.436206    5.484254    5.551796    5.631267   5.720291    5.816156    5.956006    6.025264    6.048653    6.027802 Yield
              -48         -44         -37         -29         -6          22          75         122         204         249 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28    5.426157    5.472565    5.537796    5.614547   5.700524    5.793037    5.925257    5.985372    5.982926    5.941371 Yield
              -49         -45         -38         -31         -8          20          72         118         198         241 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00   5.416127    5.460896    5.523821    5.597856   5.680789    5.769956     5.89456    5.945548    5.917315      5.8551 Yield
              -50         -46         -40         -32        -10          17          69         114         191         232 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04   5.406114    5.449248    5.509869    5.581193   5.661088    5.746914    5.863914    5.905791     5.85182    5.768987 Yield
              -51         -47         -41         -34        -12          15          66         110         184         223 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08    5.39612     5.43762    5.495942    5.564558   5.641419    5.723909     5.83332    5.866101    5.786442    5.683033 Yield
              -52         -48         -42         -36        -13          13          63         106         178         215 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12   5.386144    5.426013    5.482038    5.547951   5.621783    5.700944    5.802776    5.826478    5.721178    5.597237 Yield
              -53         -49         -44         -37        -15          11          59         102         171         206 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16   5.376186    5.414426    5.468158    5.531372   5.602181    5.678016    5.772283    5.786921     5.65603    5.511598 Yield
              -54         -51         -45         -39        -17           8          56          98         165         198 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20   5.366245    5.402859    5.454302    5.514821   5.582611    5.655127    5.741841    5.747432    5.590996    5.426116 Yield
              -55         -52         -47         -41        -19           6          53          94         158         189 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL        22.421      17.474      13.378      10.472      8.413       6.912       4.903        3.63       2.091       1.561
Mod Durn   12.423      10.679       8.916       7.465      6.314       5.398       4.059       3.129       1.899       1.444
Principal  Jul20 -     Jul14 -     Jan11 -     Dec08 -     Jul07 -    Aug06 -     Apr05 -     Jul04 -     Aug03 -     Apr03 -
 Window     Feb30       Feb30       Feb30       Feb30       Feb30      Feb30       Feb30       Oct29       Mar21       Jun16

CMT_1YR    2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A2

Balance   $132,094,000.00         Delay           24
Coupon    6.358                   Dated           4/1/02
Settle    4/25/02                 First Payments  5/25/02


Price   5 CPR       10 CPR      15 CPR      20 CPR      25 CPR     30 CPR      40 CPR      50 CPR      70 CPR      80 CPR
        -----------------------------------------------------------------------------------------------------------------------
100-12   5.702907    5.809741    5.885839    5.934352   5.957928     5.95907     5.90587    5.793809    5.409594    5.098487 Yield
              -22          15          57          95        130         161         206         240         241         210 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-16   5.685098    5.785508    5.854631     5.89567   5.911199     5.90368    5.831158    5.696438    5.249949    4.890692 Yield
              -24          13          54          91        125         155         198         231         225         189 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-20   5.667328    5.761334    5.823501    5.857089   5.864593     5.84844    5.756653    5.599347    5.090797    4.683576 Yield
              -25          10          51          87        121         150         191         221         209         168 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-24   5.649599    5.737218    5.792449    5.818608   5.818111    5.793348    5.682356    5.502534    4.932138    4.477136 Yield
              -27           8          48          84        116         144         183         211         193         148 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-28   5.631909    5.713161    5.761476    5.780227   5.771751    5.738404    5.608265    5.405999    4.773969    4.271368 Yield
              -29           5          45          80        111         139         176         202         177         127 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-00   5.614258    5.689161    5.730581    5.741944   5.725513    5.683607    5.534379     5.30974    4.616288    4.066268 Yield
              -31           3          42          76        107         133         168         192         162         107 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-04   5.596647     5.66522    5.699763    5.703761   5.679398    5.628958    5.460697    5.213756    4.459093    3.861835 Yield
              -32           0          39          72        102         128         161         182         146          86 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-08   5.579075    5.641335    5.669023    5.665675   5.633403    5.574454    5.387219    5.118046    4.302381    3.658064 Yield
              -34          -2          36          68         98         122         154         173         130          66 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-12   5.561543    5.617508    5.638359    5.627688   5.587529    5.520097    5.313944    5.022609    4.146151    3.454952 Yield
              -36          -4          32          64         93         117         146         163         115          45 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-16   5.544049    5.593739    5.607772    5.589799   5.541776    5.465884    5.240871    4.927443    3.990399    3.252496 Yield
              -38          -7          29          61         89         111         139         154          99          25 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-20   5.526594    5.570026    5.577262    5.552006   5.496142    5.411816    5.167999    4.832547    3.835124    3.050694 Yield
              -39          -9          26          57         84         106         132         144          84           5 Spread
        ---------------------------------------------------------------------------------------------------------------------

WAL        11.017       7.409       5.367       4.107      3.264       2.668       1.892       1.409       0.828       0.627
Mod Durn     6.99       5.142       3.994       3.224      2.669       2.252        1.67       1.282       0.783       0.602
Principal  May02-     May02-      May02-      May02-     May02-     May02-       May02-      May02-      May02-      May02-
 Window     Sep31       Sep31       Sep31       Sep31       Sep31      Sep31       Sep31       Dec29       Sep19       Apr15

CMT_1YR    2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B1

Balance   $12,895,000.00                Delay           24
Coupon    6.871                         Dated           4/1/02
Settle    4/25/02                       First Payment   5/25/02

Price   5 CPR       10 CPR      15 CPR      20 CPR      25 CPR     30 CPR      40 CPR      50 CPR      70 CPR      80 CPR
        -----------------------------------------------------------------------------------------------------------------------
98-23    5.943191    6.105326    6.331752    6.549162   6.704403    6.824282    7.016284    7.165972    7.396235    7.503466 Yield
               54          78         118         165        194         216         276         321         384         424 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-27    5.929416    6.088818    6.311356    6.524368   6.675816     6.79232    6.977139    7.118345    7.327332    7.420797 Yield
               52          77         116         162        192         213         272         316         377         416 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-31    5.915667    6.072342    6.290998    6.499621   6.647284    6.760418    6.938067     7.07081    7.258571    7.338304 Yield
               51          75         114         160        189         209         268         311         370         408 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-03    5.901946    6.055897    6.270679    6.474922   6.618806    6.728575    6.899067    7.023365    7.189951    7.255988 Yield
               50          73         112         157        186         206         264         307         363         399 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-07    5.888253    6.039484    6.250399    6.450269   6.590381    6.696792     6.86014    6.976011    7.121472    7.173847 Yield
               48          72         110         155        183         203         260         302         356         391 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-11    5.874586    6.023103    6.230158    6.425663   6.562009    6.665067    6.821285    6.928747    7.053134    7.091882 Yield
               47          70         108         152        180         200         256         297         349         383 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-15    5.860946    6.006753    6.209955    6.401104   6.533691    6.633402    6.782503    6.881573    6.984936     7.01009 Yield
               45          68         106         150        177         197         252         292         342         375 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-19    5.847333    5.990434     6.18979    6.376591   6.505426    6.601796    6.743792    6.834488    6.916878    6.928473 Yield
               44          67         104         147        175         194         249         288         336         367 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-23    5.833747    5.974147    6.169663    6.352125   6.477214    6.570248    6.705153    6.787492    6.848959    6.847029 Yield
               43          65         102         145        172         190         245         283         329         359 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-27    5.820188     5.95789    6.149575    6.327704   6.449055    6.538758    6.666585    6.740585    6.781179    6.765757 Yield
               41          64         100         142        169         187         241         278         322         350 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-31    5.806656    5.941665    6.129525     6.30333   6.420948    6.507327    6.628089    6.693767    6.713536    6.684657 Yield
               40          62          98         140        166         184         237         274         315         342 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL        15.679      11.943       8.961       6.953      5.786       5.022       3.925       3.131        2.08       1.708
Mod Durn    9.174       7.653       6.194       5.095      4.419       3.952       3.226       2.652       1.835        1.53
Principal  May02-      May02-      May02-      May02-     May02-     May02-     May02-      May02-      May02-       May02-
 Window     Sep31       Sep31       Sep31       Sep31      Sep31      Sep31       May30       Oct28       Oct19       Feb16

CMT_1YR          2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B2

Balance   $8,970,000.00                 Delay           24
Coupon    6.871                         Dated           4/1/02
Settle    4/25/02                       First Payment   5/25/02


Price   5 CPR       10 CPR      15 CPR      20 CPR      25 CPR     30 CPR      40 CPR      50 CPR      70 CPR      80 CPR
        -----------------------------------------------------------------------------------------------------------------------
97-16    6.078959     6.26797    6.532689    6.793412   6.985982    7.139078    7.401826    7.635155    8.075589    8.318887 Yield
               67          95         138         189        223         247         314         368         451         506 Spread
       ----------------------------------------------------------------------------------------------------------------------
97-20    6.064911    6.251146    6.511905    6.768149    6.95686    7.106524    7.361956    7.586627    8.005275    8.234461 Yield
               66          93         136         186        220         244         310         363         444         497 Spread
       ----------------------------------------------------------------------------------------------------------------------
97-24    6.050891    6.234355    6.491162    6.742935   6.927795    7.074032    7.322162    7.538192    7.935107    8.150217 Yield
               64          91         134         184        217         241         306         358         437         489 Spread
       ----------------------------------------------------------------------------------------------------------------------
97-28      6.0369    6.217596    6.470459     6.71777   6.898784    7.041601    7.282443     7.48985    7.865086    8.066156 Yield
               63          90         132         181        214         238         302         353         430         480 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-00    6.022937    6.200871    6.449796    6.692653   6.869829    7.009231    7.242799    7.441602    7.795211    7.982277 Yield
               62          88         130         179        211         234         299         348         423         472 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-04    6.009002    6.184177    6.429173    6.667584    6.84093    6.976922    7.203229    7.393447    7.725481    7.898579 Yield
               60          86         128         176        208         231         295         344         416         464 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-08    5.995095    6.167517    6.408589    6.642563   6.812085    6.944674    7.163734    7.345385    7.655897    7.815061 Yield
               59          85         126         174        205         228         291         339         410         455 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-12    5.981216    6.150888    6.388045    6.617591   6.783295    6.912486    7.124312    7.297415    7.586456    7.731723 Yield
               57          83         124         171        202         225         287         334         403         447 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-16    5.967365    6.134292    6.367541    6.592666   6.754559    6.880359    7.084965    7.249537     7.51716    7.648565 Yield
               56          81         122         169        199         221         283         329         396         439 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-20    5.953541    6.117728    6.347075    6.567789   6.725878    6.848292    7.045691    7.201751    7.448006    7.565584 Yield
               55          80         120         166        197         218         279         324         389         430 Spread
       ----------------------------------------------------------------------------------------------------------------------
98-24    5.939745    6.101196     6.32665    6.542959   6.697251    6.816286    7.006491    7.154056    7.378996    7.482782 Yield
               53          78         118         164        194         215         275         320         382         422 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL        15.679      11.943       8.961       6.953      5.786       5.022       3.925       3.131        2.08       1.708
Mod Durn    9.108       7.603       6.154       5.063      4.392       3.928       3.207       2.636        1.82       1.517
Principal   May02-     May02-      May02-      May02-      May02-     May02-      May02-      May02-      May02-      May02-
 Window      Sep31       Sep31      Sep31       Sep31       Sep31      Sep31       May30       Jun28       Jun19       Nov15

CMT_1YR          2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B3

Balance   $5,046,000.00                 Delay           24
Coupon    6.871                         Dated           4/1/02
Settle    4/25/02                       First Payment   5/25/02


Price   5 CPR       10 CPR      15 CPR      20 CPR      25 CPR     30 CPR      40 CPR      50 CPR      70 CPR      80 CPR
        -----------------------------------------------------------------------------------------------------------------------
95-16    6.307663    6.541727    6.870807     7.20438    7.45964     7.66848    8.050178    8.424639    9.221026     9.69514 Yield
               90         122         172         230        270         300         379         447         566         643 Spread
        ---------------------------------------------------------------------------------------------------------------------
95-20    6.293147    6.524361    6.849361    7.178315   7.429604    7.634913     8.00907    8.374565    9.148289    9.607695 Yield
               89         120         170         227        267         297         375         442         559         635 Spread
        ---------------------------------------------------------------------------------------------------------------------
95-24    6.278662    6.507029    6.827958    7.152301   7.399626    7.601412    7.968042     8.32459    9.075708    9.520443 Yield
               87         118         168         225        264         294         371         437         552         626 Spread
        ---------------------------------------------------------------------------------------------------------------------
95-28    6.264206    6.489732    6.806597    7.126339   7.369706    7.567974    7.927092    8.274714    9.003282    9.433385 Yield
               86         117         166         222        261         290         367         432         544         617 Spread
        ---------------------------------------------------------------------------------------------------------------------
96-00     6.24978     6.47247    6.785278    7.100427   7.339845    7.534602    7.886222    8.224936     8.93101    9.346519 Yield
               84         115         163         220        258         287         363         427         537         609 Spread
        ---------------------------------------------------------------------------------------------------------------------
96-04    6.235384    6.455242    6.764001    7.074567   7.310041    7.501293    7.845429    8.175257    8.858892    9.259845 Yield
               83         113         161         217        255         283         359         422         530         600 Spread
        ---------------------------------------------------------------------------------------------------------------------
96-08    6.221018    6.438048    6.742766    7.048757   7.280296    7.468049    7.804715    8.125675    8.786928    9.173361 Yield
               81         112         159         214        252         280         355         417         523         591 Spread
        ---------------------------------------------------------------------------------------------------------------------
96-12    6.206681    6.420888    6.721573    7.022998   7.250608    7.434868     7.76408     8.07619    8.715115    9.087068 Yield
               80         110         157         212        249         277         351         412         515         583 Spread
        ---------------------------------------------------------------------------------------------------------------------
96-16    6.192373    6.403763    6.700421    6.997289   7.220978    7.401751    7.723521    8.026802    8.643455    9.000965 Yield
               79         108         155         209        246         274         347         407         508         574 Spread
        ---------------------------------------------------------------------------------------------------------------------
96-20    6.178095    6.386671    6.679311     6.97163   7.191405    7.368697    7.683041    7.977511    8.571947    8.915051 Yield
               77         106         153         207        243         270         343         402         501         565 Spread
        ---------------------------------------------------------------------------------------------------------------------
96-24    6.163846    6.369613    6.658242    6.946022   7.161889    7.335706    7.642637    7.928317     8.50059    8.829325 Yield
               76         105         151         204        240         267         338         397         494         557 Spread
        ---------------------------------------------------------------------------------------------------------------------

WAL        15.679      11.943       8.961       6.953      5.786       5.022       3.925       3.131        2.08       1.708
Mod Durn    8.999        7.52       6.089        5.01      4.347       3.889       3.176       2.608       1.796       1.495
Principal  May02-      May02-      May02-      May02-      May02-     May02-      May02-      May02-      May02-      May02-
 Window     Sep31       Sep31       Sep31       Sep31       Sep31      Sep31       May30        Nov27      Jan19       Jul15

CMT_1YR          2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_A

Balance    $141,000,000.0       Delay           0
Coupon     2.779                Dated           4/25/02
Settle     4/25/02              First Payment   5/25/02


Price            5 CPR,      10 CPR,      15 CPR,      20 CPR,       25 CPR,      30 CPR,     50 CPR,      70 CPR,    80 CPR,
                Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)     Call (Y)    Call (Y)     Call (Y)   Call (Y)
           -------------------------------------------------------------------------------------------------------------------
99-12          3.317884     3.721204     4.126147     4.533084     4.934011     5.345523    6.962742    8.566954    9.622809 Yield
99-12                35          125          199          239          280          321         482         643         748 Spread
           ------------------------------------------------------------------------------------------------------------------
99-16          3.212876      3.53504      3.85838      4.18319      4.50308     4.831297    6.119944    7.396308     8.23535 Yield
99-16                24          107          172          204          236          269         398         526         610 Spread
           ------------------------------------------------------------------------------------------------------------------
99-20          3.108098     3.349354     3.591399     3.834455     4.073735     4.319157    5.281817    6.233872    6.858956 Yield
99-20                14           88          145          170          193          218         314         409         472 Spread
           ------------------------------------------------------------------------------------------------------------------
99-24           3.00355     3.164143     3.325201     3.486871     3.645969     3.809091    4.448328    5.079577    5.493524 Yield
99-24                 3           70          119          135          151          167         231         294         335 Spread
           ------------------------------------------------------------------------------------------------------------------
99-28           2.89923     2.979405     3.059782     3.140435     3.219773     3.301089    3.619446    3.933355    4.138952 Yield
99-28                -7           51           92          100          108          116         148         179         200 Spread
           ------------------------------------------------------------------------------------------------------------------
100-00         2.795139     2.795139     2.795139     2.795139     2.795139     2.795139    2.795139    2.795139    2.795139 Yield
100-00              -18           33           66           66           66           66          66          66          66 Spread
           ------------------------------------------------------------------------------------------------------------------
100-04         2.691275     2.611342     2.531268     2.450979     2.372059     2.291229    1.975374    1.664862    1.461986 Yield
100-04              -28           14           39           31           23           15         -16         -47         -68 Spread
           ------------------------------------------------------------------------------------------------------------------
100-08         2.587637     2.428013     2.268166     2.107949     1.950525     1.789349    1.160121    0.542457    0.139394 Yield
100-08              -38           -4           13           -3          -19          -35         -98        -160        -200 Spread
           ------------------------------------------------------------------------------------------------------------------
100-12         2.484224      2.24515     2.005829     1.766045      1.53053     1.289487    0.349348   -0.572141   -1.172734 Yield
100-12              -49          -22          -13          -37          -61          -85        -179        -271        -331 Spread
           ------------------------------------------------------------------------------------------------------------------
100-16         2.381036     2.062751     1.744254     1.425259     1.112064     0.791632   -0.456975   -1.678996   -2.474495 Yield
100-16              -59          -40          -39          -71         -103         -135        -260        -382        -461 Spread
           ------------------------------------------------------------------------------------------------------------------
100-20         2.278072     1.880813     1.483438     1.085588     0.695121     0.295774    -1.25888   -2.778173   -3.765985 Yield
100-20              -69          -59          -66         -105         -144         -184        -340        -492        -590 Spread
           ------------------------------------------------------------------------------------------------------------------

WAL               1.246        0.697        0.483         0.37          0.3        0.252       0.154       0.112       0.095
Mod Durn          1.202        0.679        0.473        0.363        0.295        0.248       0.152        0.11       0.093
Principal
 Window    May02-Oct04  May02-Sep03   May02-Mar03  May02-Jan03   May02-Nov02  May02-Oct02  May02-Jul02  May02-Jun02  May02-Jun02

CMT_1YR            2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_B

Balance    $195,300,000.00      Delay             0
Coupon     3.744                Dated             4/25/02
Settle     4/25/02              First Payment     5/25/02


Price          5 CPR,       10 CPR,       15 CPR,      20 CPR,     25 CPR,     30 CPR,     50 CPR,      70 CPR,       80 CPR,
               Call (Y)     Call (Y)      Call (Y)     Call (Y)    Call (Y)    Call (Y)    Call (Y)     Call (Y)      Call (Y)
           -------------------------------------------------------------------------------------------------------------------
99-12         3.952184     4.044866      4.165443     4.291875     4.424831    4.564336    5.209973     6.101561      6.71472 Yield
99-12               98          107           119          132          145         189         307          396          458 Spread
           -------------------------------------------------------------------------------------------------------------------
99-16         3.916304     3.990379      4.086745     4.187777      4.29401    4.405461    4.921062     5.632541     6.121495 Yield
99-16               94          102           111          122          132         173         278          349          398 Spread
           -------------------------------------------------------------------------------------------------------------------
99-20         3.880478     3.935981      4.008184     4.083874     4.163449    4.246924    4.632945     5.165216     5.530756 Yield
99-20               91           96           104          111          119         157         249          303          339 Spread
           -------------------------------------------------------------------------------------------------------------------
99-24         3.844706     3.881674      3.929761     3.980165     4.033149    4.088722    4.345618     4.699577     4.942491 Yield
99-24               87           91            96          101          106         141         221          256          280 Spread
           -------------------------------------------------------------------------------------------------------------------
99-28         3.808989     3.827455      3.851475     3.876648     3.903108    3.930857     4.05908     4.235616     4.356685 Yield
99-28               84           86            88           90           93         126         192          210          222 Spread
           -------------------------------------------------------------------------------------------------------------------
100-00        3.773325     3.773325      3.773325     3.773325     3.773325    3.773325    3.773325     3.773325     3.773325 Yield
100-00              80           80            80           80           80         110         163          163          163 Spread
           -------------------------------------------------------------------------------------------------------------------
100-04        3.737715     3.719284      3.695312     3.670194     3.643799    3.616126    3.488352     3.312696     3.192397 Yield
100-04              77           75            72           70           67          94         135          117          105 Spread
           -------------------------------------------------------------------------------------------------------------------
100-08        3.702159     3.665331      3.617434     3.567253      3.51453    3.459259    3.204156      2.85372     2.613889 Yield
100-08              73           69            65           60           54          78         107           71           47 Spread
           -------------------------------------------------------------------------------------------------------------------
100-12        3.666656     3.611467      3.539692     3.464504     3.385517    3.302723    2.920736      2.39639     2.037787 Yield
100-12              69           64            57           49           41          63          78           26          -10 Spread
           -------------------------------------------------------------------------------------------------------------------
100-16        3.631207      3.55769      3.462085     3.361945     3.256759    3.146517    2.638087     1.940697     1.464078 Yield
100-16              66           59            49           39           28          47          50          -20          -67 Spread
           -------------------------------------------------------------------------------------------------------------------
100-20        3.595811     3.504001      3.384612     3.259576     3.128254    2.990639    2.356207     1.486633     0.892749 Yield
100-20              62           53            41           29           16          32          22          -65         -125 Spread
           -------------------------------------------------------------------------------------------------------------------

WAL              3.836        2.469         1.684        1.263            1       0.821        0.45        0.277        0.219
Mod Durn         3.508        2.311         1.601        1.211        0.964       0.794       0.438        0.271        0.215
Principal
 Window    Oct04-Jul06  Sep03-Dec05   Mar03-Oct04  Jan03-Feb04  Nov02-Oct03 Oct02-Jun03 Jul02-Dec02  Jun02-Sep02  Jun02-Aug02
CMT_1YR           2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_C

Balance    $428,000,000.00      Delay            24
Coupon     5.528                Dated            4/1/02
Settle     4/25/02              First Payment    5/25/02


Price            5 CPR,      10 CPR,      15 CPR,     20 CPR,      25 CPR,      30 CPR,     50 CPR,      70 CPR,     80 CPR,
                Call (Y)     Call (Y)     Call (Y)    Call (Y)     Call (Y)     Call (Y)    Call (Y)     Call (Y)    Call (Y)
           -------------------------------------------------------------------------------------------------------------------
99-12          5.661591     5.662057     5.667533    5.676838     5.689529     5.706284     5.79942     5.936044     6.040959 Yield
99-12                63           64           75          93          114          143         248          294          304 Spread
           -------------------------------------------------------------------------------------------------------------------
99-16          5.627673     5.627912     5.630716    5.635481      5.64198      5.65056     5.69825      5.76819     5.821883 Yield
99-16                60           61           71          89          109          137         238          277          282 Spread
           -------------------------------------------------------------------------------------------------------------------
99-20          5.593807     5.593819     5.593957    5.594191      5.59451     5.594932    5.597275     5.600711     5.603347 Yield
99-20                56           57           68          85          104          132         228          260          260 Spread
           -------------------------------------------------------------------------------------------------------------------
99-24          5.559992     5.559777     5.557254    5.552967      5.54712       5.5394    5.496494     5.433604     5.385351 Yield
99-24                53           54           64          81          100          126         218          243          239 Spread
           -------------------------------------------------------------------------------------------------------------------
99-28          5.526228     5.525787     5.520607    5.511808     5.499809     5.483965    5.395907      5.26687      5.16789 Yield
99-28                49           50           60          77           95          120         207          227          217 Spread
           -------------------------------------------------------------------------------------------------------------------
100-00         5.492514     5.491847     5.484017    5.470715     5.452577     5.428626    5.295513     5.100505     4.950964 Yield
100-00               46           47           57          73           90          115         197          210          195 Spread
           -------------------------------------------------------------------------------------------------------------------
100-04         5.458851     5.457959     5.447483    5.429688     5.405423     5.373382    5.195311      4.93451     4.734571 Yield
100-04               43           44           53          69           85          109         187          193          173 Spread
           -------------------------------------------------------------------------------------------------------------------
100-08         5.425239     5.424122     5.411005    5.388726     5.358348     5.318233    5.095301     4.768883     4.518708 Yield
100-08               39           40           49          65           81          104         177          177          152 Spread
           -------------------------------------------------------------------------------------------------------------------
100-12         5.391677     5.390335     5.374582    5.347829     5.311351      5.26318    4.995483     4.603622     4.303373 Yield
100-12               36           37           46          60           76           98         167          160          130 Spread
           -------------------------------------------------------------------------------------------------------------------
100-16         5.358165     5.356599     5.338215    5.306998     5.264432     5.208221    4.895854     4.438726     4.088565 Yield
100-16               33           33           42          56           71           93         157          144          109 Spread
           -------------------------------------------------------------------------------------------------------------------
100-20         5.324704     5.322913     5.301904     5.26623     5.217591     5.153356    4.796416     4.274194     3.874282 Yield
100-20               29           30           38          52           67           87         148          127           87 Spread
           -------------------------------------------------------------------------------------------------------------------

WAL                4.25        4.218        3.886       3.428        2.952        2.489       1.324        0.785        0.598
Mod Durn          3.697        3.672        3.406       3.033        2.639        2.252       1.242        0.749        0.575
Principal
 Window     Jul06-Jul06  Dec05-Jul06  Oct04-Jul06  Feb04-Jul06   Oct03-Jul06  Jun03-Jul06  Dec02-Aug04   Sep02-Aug03   Aug02-Apr03

CMT_1YR            2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_D

Balance   $177,219,000.00              Delay          24
Coupon    6.066                        Dated          4/1/02
Settle    4/25/02                      First Payment  5/25/02


Price     5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,     30 CPR,     50 CPR,     70 CPR,     80 CPR,
          Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)
          -----------------------------------------------------------------------------------------------------------
99-12         6.20378     6.20378    6.20378     6.20378     6.20378     6.20378    6.225032    6.278908    6.317511 Yield
99-12             117         117        117         117         117         117         163         252         296 Spread
          -----------------------------------------------------------------------------------------------------------
99-16        6.169421    6.169421   6.169421    6.169421    6.169421    6.169421    6.178623    6.201949     6.21866 Yield
99-16             114         114        114         114         114         114         158         244         286 Spread
          -----------------------------------------------------------------------------------------------------------
99-20        6.135113    6.135113   6.135113    6.135113    6.135113    6.135113    6.132286    6.125119    6.119985 Yield
99-20             110         110        110         110         110         110         154         237         276 Spread
          -----------------------------------------------------------------------------------------------------------
99-24        6.100858    6.100858   6.100858    6.100858    6.100858    6.100858    6.086022    6.048418    6.021485 Yield
99-24             107         107        107         107         107         107         149         229         267 Spread
          -----------------------------------------------------------------------------------------------------------
99-28        6.066655    6.066655   6.066655    6.066655    6.066655    6.066655     6.03983    5.971845     5.92316 Yield
99-28             104         104        104         104         104         104         144         221         257 Spread
          -----------------------------------------------------------------------------------------------------------
100-00       6.032504    6.032504   6.032504    6.032504    6.032504    6.032504    5.993709      5.8954    5.825009 Yield
100-00            100         100        100         100         100         100         140         214         247 Spread
          -----------------------------------------------------------------------------------------------------------
100-04       5.998404    5.998404   5.998404    5.998404    5.998404    5.998404    5.947661    5.819083    5.727031 Yield
100-04             97          97         97          97          97          97         135         206         237 Spread
          -----------------------------------------------------------------------------------------------------------
100-08       5.964356    5.964356   5.964356    5.964356    5.964356    5.964356    5.901685    5.742893    5.629226 Yield
100-08             93          93         93          93          93          93         131         198         227 Spread
          -----------------------------------------------------------------------------------------------------------
100-12       5.930359    5.930359   5.930359    5.930359    5.930359    5.930359    5.855779     5.66683    5.531594 Yield
100-12             90          90         90          90          90          90         126         191         218 Spread
          -----------------------------------------------------------------------------------------------------------
100-16       5.896413    5.896413   5.896413    5.896413    5.896413    5.896413    5.809945    5.590894    5.434134 Yield
100-16             86          86         86          86          86          86         121         183         208 Spread
          -----------------------------------------------------------------------------------------------------------
100-20       5.862519    5.862519   5.862519    5.862519    5.862519    5.862519    5.764182    5.515084    5.336846 Yield
100-20             83          83         83          83          83          83         117         176         198 Spread
          -----------------------------------------------------------------------------------------------------------

WAL              4.25        4.25       4.25        4.25        4.25        4.25       3.041       1.765       1.358
Mod Durn        3.648       3.648      3.648       3.648       3.648       3.648       2.702        1.63        1.27
Principal     Jul06-      Jul06-      Jul06-     Jul06-      Jul06-      Jul06-      Aug04-      Aug03-      Apr03-
 Window        Jul06       Jul06       Jul06      Jul06       Jul06       Jul06       Aug05       Mar04       Oct03

CMT_1YR          2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A2

Balance   $128,854,000.00              Delay          24
Coupon    6.397                        Dated          4/1/02
Settle    4/25/02                      First Payment  5/25/02


Price     5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,     30 CPR,     50 CPR,     70 CPR,     80 CPR,
          Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)
          -----------------------------------------------------------------------------------------------------------
100-12       6.266407    6.238334   6.206561    6.171112    6.131219    6.086294    5.807343    5.371437    5.051427 Yield
100-12            119         133        147         160         177         191         252         237         205 Spread
          -----------------------------------------------------------------------------------------------------------
100-16       6.232856    6.200449   6.163774     6.12286    6.076818    6.024971    5.702986    5.199908    4.830696 Yield
100-16            116         129        143         155         172         185         241         220         183 Spread
          -----------------------------------------------------------------------------------------------------------
100-20        6.19936    6.162632    6.12107    6.074705    6.022535    5.963789    5.598895    5.028862    4.610636 Yield
100-20            112         125        139         150         166         179         231         203         161 Spread
          -----------------------------------------------------------------------------------------------------------
100-24        6.16592    6.124882   6.078446    6.026649    5.968369    5.902748    5.495069    4.858296    4.391244 Yield
100-24            109         121        135         145         161         173         220         186         139 Spread
          -----------------------------------------------------------------------------------------------------------
100-28       6.132535      6.0872   6.035904    5.978691    5.914321    5.841846    5.391508     4.68821    4.172518 Yield
100-28            106         117        130         141         156         167         210         169         117 Spread
          -----------------------------------------------------------------------------------------------------------
101-00       6.099205    6.049584   5.993443    5.930831     5.86039    5.781083     5.28821      4.5186    3.954454 Yield
101-00            102         114        126         136         150         161         200         152          95 Spread
          -----------------------------------------------------------------------------------------------------------
101-04        6.06593    6.012035   5.951063    5.883067    5.806574    5.720459    5.185173    4.349465    3.737048 Yield
101-04             99         110        122         131         145         155         189         135          74 Spread
          -----------------------------------------------------------------------------------------------------------
101-08       6.032709    5.974552   5.908763      5.8354    5.752875    5.659973    5.082398    4.180802    3.520298 Yield
101-08             96         106        118         126         139         149         179         118          52 Spread
          -----------------------------------------------------------------------------------------------------------
101-12       5.999544    5.937136   5.866543     5.78783    5.699291    5.599625    4.979883    4.012609    3.304201 Yield
101-12             92         102        113         122         134         143         169         101          30 Spread
          -----------------------------------------------------------------------------------------------------------
101-16       5.966432    5.899785   5.824403    5.740356    5.645822    5.539413    4.877626    3.844885    3.088754 Yield
101-16             89          99        109         117         129         137         159          84           9 Spread
          -----------------------------------------------------------------------------------------------------------
101-20       5.933375    5.862501   5.782343    5.692977    5.592468    5.479338    4.775627    3.677627    2.873954 Yield
101-20             86          95        105         112         123         131         148          68         -13 Spread
          -----------------------------------------------------------------------------------------------------------

WAL             4.411       3.873      3.399       2.987       2.625       2.307       1.294       0.764       0.588
Mod Durn        3.701       3.279      2.905       2.578       2.288       2.031       1.195       0.728       0.566
Principal    May02-      May02-      May02-     May02-      May02-      May02-      May02-      May02-      May02-
 Window       Jun07       Jun07       Jun07      Jun07       Jun07       Jun07       Aug05       Mar04        Oct03

CMT_1YR          2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - B1

Balance   $9,855,000.00                Delay          24
Coupon    6.87143                      Dated          4/1/02
Settle    4/25/02                      First Payment  5/25/02


Price     5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,     30 CPR,     50 CPR,     70 CPR,     80 CPR,
          Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)
          -----------------------------------------------------------------------------------------------------------
98-22        5.955883    6.141709   6.400138    6.649686    6.837676    6.997551    7.349824    7.590036    7.738439 Yield
98-22              56          84        135         183         215         255         358         449         493 Spread
          -----------------------------------------------------------------------------------------------------------
98-26        5.941947     6.12468   6.378734    6.623351    6.806935    6.962624    7.294165    7.498976     7.62551 Yield
98-26              55          83        133         181         212         252         352         440         482 Spread
          -----------------------------------------------------------------------------------------------------------
98-30        5.928038    6.107682   6.357369    6.597062    6.776245    6.927755    7.238602    7.408085      7.5128 Yield
98-30              54          81        131         178         209         248         347         431         470 Spread
          -----------------------------------------------------------------------------------------------------------
99-02        5.914156    6.090715   6.336041    6.570819    6.745609    6.892946    7.183135    7.317362    7.400307 Yield
99-02              52          79        129         175         206         245         341         422         459 Spread
          -----------------------------------------------------------------------------------------------------------
99-06        5.900301     6.07378   6.314752    6.544621    6.715025    6.858195    7.127764    7.226807    7.288031 Yield
99-06              51          78        127         173         203         241         335         413         448 Spread
          -----------------------------------------------------------------------------------------------------------
99-10        5.886473    6.056875     6.2935     6.51847    6.684493    6.823503    7.072489     7.13642    7.175972 Yield
99-10              49          76        125         170         200         238         330         404         437 Spread
          -----------------------------------------------------------------------------------------------------------
99-14        5.872672    6.040002   6.272285    6.492363    6.654013    6.788869    7.017308    7.046199    7.064128 Yield
99-14              48          74        123         167         197         235         324         395         426 Spread
          -----------------------------------------------------------------------------------------------------------
99-18        5.858898     6.02316   6.251109    6.466302    6.623586    6.754294    6.962223    6.956144    6.952498 Yield
99-18              47          73        121         165         194         231         319         386         414 Spread
          -----------------------------------------------------------------------------------------------------------
99-22        5.845151    6.006348   6.229969    6.440286     6.59321    6.719776    6.907232    6.866256    6.841083 Yield
99-22              45          71        118         162         191         228         313         377         403 Spread
          -----------------------------------------------------------------------------------------------------------
99-26         5.83143    5.989567   6.208867    6.414315    6.562886    6.685316    6.852336    6.776532    6.729882 Yield
99-26              44          69        116         160         188         224         308         368         392 Spread
          -----------------------------------------------------------------------------------------------------------
99-30        5.817736    5.972817   6.187802    6.388389    6.532613    6.650914    6.797533    6.686973    6.618893 Yield
99-30              43          68        114         157         185         221         302         359         381 Spread
          -----------------------------------------------------------------------------------------------------------

WAL            15.226      11.116      8.117       6.221       5.125       4.385       2.578       1.516       1.209
Mod Durn        9.069       7.418      5.901       4.795       4.107       3.614       2.269       1.387       1.119
Principal    May02-      May02-      May02-     May02-      May02-      May02-      May02-      May02-      May02-
 Window       Aug24       Dec18       Aug14      Oct11       Nov09       Jun08       Aug05       Mar04       Oct03

CMT_1YR          2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - B2

Balance   $6,022,000.00                Delay          24
Coupon    6.87143                      Dated          4/1/02
Settle    4/25/02                      First Payment  5/25/02


Price     5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,     30 CPR,     50 CPR,     70 CPR,     80 CPR,
          Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)
          -----------------------------------------------------------------------------------------------------------
97-15        6.093213    6.309414   6.610846    6.908894    7.140209    7.341225    7.897614    8.486837    8.851087 Yield
97-15              70         101        156         209         245         290         412         539         604 Spread
          -----------------------------------------------------------------------------------------------------------
97-19        6.079006    6.292072   6.589064    6.882103    7.108944    7.305712    7.840999    8.394101    8.735991 Yield
97-19              69          99        154         206         242         286         407         529         593 Spread
          -----------------------------------------------------------------------------------------------------------
97-23        6.064826    6.274764   6.567322    6.855359    7.077733     7.27026    7.784483    8.301539     8.62112 Yield
97-23              67          98        152         204         239         283         401         520         581 Spread
          -----------------------------------------------------------------------------------------------------------
97-27        6.050675    6.257487   6.545619    6.828662    7.046577    7.234869    7.728067    8.209151    8.506475 Yield
97-27              66          96        150         201         236         279         395         511         570 Spread
          -----------------------------------------------------------------------------------------------------------
97-31        6.036552    6.240243   6.523955    6.802013    7.015474    7.199538     7.67175    8.116937    8.392053 Yield
97-31              64          94        148         198         233         276         390         502         558 Spread
          -----------------------------------------------------------------------------------------------------------
98-03        6.022457    6.223031   6.502329     6.77541    6.984426    7.164268     7.61553    8.024895    8.277855 Yield
98-03              63          93        146         196         230         272         384         493         547 Spread
          -----------------------------------------------------------------------------------------------------------
98-07        6.008389    6.205851   6.480743    6.748855    6.953431    7.129057    7.559409    7.933025    8.163879 Yield
98-07              62          91        143         193         227         269         379         483         536 Spread
          -----------------------------------------------------------------------------------------------------------
98-11         5.99435    6.188703   6.459196    6.722346     6.92249    7.093907    7.503386    7.841326    8.050125 Yield
98-11              60          89        141         190         224         265         373         474         524 Spread
          -----------------------------------------------------------------------------------------------------------
98-15        5.980338    6.171586   6.437686    6.695883    6.891602    7.058816     7.44746    7.749799    7.936592 Yield
98-15              59          87        139         188         221         262         367         465         513 Spread
          -----------------------------------------------------------------------------------------------------------
98-19        5.966353    6.154502   6.416216    6.669468    6.860767    7.023785    7.391632    7.658442    7.823279 Yield
98-19              57          86        137         185         217         258         362         456         502 Spread
          -----------------------------------------------------------------------------------------------------------
98-23        5.952396    6.137449   6.394784    6.643098    6.829986    6.988813      7.3359    7.567255    7.710186 Yield
98-23              56          84        135         182         214         255         356         447         490 Spread
          -----------------------------------------------------------------------------------------------------------

WAL            15.226      11.116      8.117       6.221       5.125       4.385       2.578       1.516       1.209
Mod Durn        9.007       7.376      5.871       4.772       4.089       3.599       2.258       1.379       1.112
Principal    May02-      May02-      May02-     May02-      May02-      May02-      May02-      May02-      May02-
 Window       Aug24        Dec18      Aug14      Oct11       Nov09       Jun08       Aug05       Mar04       Oct03

CMT_1YR          2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - B3

Balance   $4,380,000.00                Delay          24
Coupon    6.87143                      Dated      4/1/02
Settle    4/25/02                 First Payment  5/25/02


Price     5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,     30 CPR,     50 CPR,     70 CPR,     80 CPR,
          Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)
          -----------------------------------------------------------------------------------------------------------
95-15        6.324462    6.591381   6.964809     7.34414    7.647992    7.917867     8.81722    9.994792   10.723909 Yield
95-15              93         129        192         253         296         347         504         690         792 Spread
          -----------------------------------------------------------------------------------------------------------
95-19        6.309789    6.573504    6.94238    7.316568    7.615833    7.881353    8.758973    9.899188   10.605101 Yield
95-19              92         128        190         250         293         344         499         680         780 Spread
          -----------------------------------------------------------------------------------------------------------
95-23        6.295145    6.555663   6.919992    7.289045     7.58373    7.844904    8.700829    9.803767   10.486531 Yield
95-23              90         126        187         247         290         340         493         670         768 Spread
          -----------------------------------------------------------------------------------------------------------
95-27        6.280531    6.537855   6.897646    7.261573    7.551685    7.808519     8.64279     9.70853   10.368198 Yield
95-27              89         124        185         244         287         337         487         661         756 Spread
          -----------------------------------------------------------------------------------------------------------
95-31        6.265946    6.520082   6.875341     7.23415    7.519697    7.772197    8.584855    9.613475   10.250102 Yield
95-31              87         122        183         242         283         333         481         651         744 Spread
          -----------------------------------------------------------------------------------------------------------
96-03        6.251391    6.502342   6.853078    7.206777    7.487765    7.735939    8.527023    9.518602   10.132241 Yield
96-03              86         120        181         239         280         329         475         642         732 Spread
          -----------------------------------------------------------------------------------------------------------
96-07        6.236866    6.484636   6.830855    7.179454     7.45589    7.699744    8.469295     9.42391   10.014614 Yield
96-07              85         119        178         236         277         326         470         632         721 Spread
          -----------------------------------------------------------------------------------------------------------
96-11         6.22237    6.466964   6.808672    7.152179    7.424072    7.663611    8.411669      9.3294    9.897222 Yield
96-11              83         117        176         233         274         322         464         623         709 Spread
          -----------------------------------------------------------------------------------------------------------
96-15        6.207904    6.449326   6.786531    7.124953    7.392309    7.627542    8.354146    9.235069    9.780062 Yield
96-15              82         115        174         231         271         318         458         614         697 Spread
          -----------------------------------------------------------------------------------------------------------
96-19        6.193466    6.431721    6.76443    7.097777    7.360602    7.591535    8.296725    9.140918    9.663135 Yield
96-19              80         113        172         228         267         315         452         604         686 Spread
          -----------------------------------------------------------------------------------------------------------
96-23        6.179058    6.414149   6.742369    7.070649    7.328952    7.555591    8.239406    9.046945     9.54644 Yield
96-23              79         112        170         225         264         311         447         595         674 Spread
          -----------------------------------------------------------------------------------------------------------

WAL            15.226      11.116      8.117       6.221       5.125       4.385       2.578       1.516       1.209
Mod Durn        8.904       7.305       5.82       4.734       4.058       3.574       2.241       1.366         1.1
Principal    May02-      May02-      May02-     May02-      May02-      May02-      May02-      May02-      May02-
 Window       Aug24       Dec18       Aug14      Oct11       Nov09       Jun08       Aug05       Mar04       Oct03

CMT_1YR          2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_A

Balance   $141,000,000.00           Delay          0
Coupon    2.779                     Dated          4/25/02
Settle    4/25/02                   First Payment  5/25/02


Price     5 CPR      10 CPR    15 CPR     20 CPR     25 CPR     30 CPR     50 CPR     70 CPR    80 CPR
          -------------------------------------------------------------------------------------------------
99-12       3.317884  3.721204   4.126147   4.533084   4.934011   5.345523   6.962742  8.566954   9.622809 Yield
99-12             35       125        199        239        280        321        482       643        748 Spread
          -------------------------------------------------------------------------------------------------
99-16       3.212876   3.53504    3.85838    4.18319    4.50308   4.831297   6.119944  7.396308    8.23535 Yield
99-16             24       107        172        204        236        269        398       526        610 Spread
          -------------------------------------------------------------------------------------------------
99-20       3.108098  3.349354   3.591399   3.834455   4.073735   4.319157   5.281817  6.233872   6.858956 Yield
99-20             14        88        145        170        193        218        314       409        472 Spread
          -------------------------------------------------------------------------------------------------
99-24        3.00355  3.164143   3.325201   3.486871   3.645969   3.809091   4.448328  5.079577   5.493524 Yield
99-24              3        70        119        135        151        167        231       294        335 Spread
          -------------------------------------------------------------------------------------------------
99-28        2.89923  2.979405   3.059782   3.140435   3.219773   3.301089   3.619446  3.933355   4.138952 Yield
99-28             -7        51         92        100        108        116        148       179        200 Spread
          -------------------------------------------------------------------------------------------------
100-00      2.795139  2.795139   2.795139   2.795139   2.795139   2.795139   2.795139  2.795139   2.795139 Yield
100-00           -18        33         66         66         66         66         66        66         66 Spread
          -------------------------------------------------------------------------------------------------
100-04      2.691275  2.611342   2.531268   2.450979   2.372059   2.291229   1.975374  1.664862   1.461986 Yield
100-04           -28        14         39         31         23         15        -16       -47        -68 Spread
          -------------------------------------------------------------------------------------------------
100-08      2.587637  2.428013   2.268166   2.107949   1.950525   1.789349   1.160121  0.542457   0.139394 Yield
100-08           -38        -4         13         -3        -19        -35        -98      -160       -200 Spread
          -------------------------------------------------------------------------------------------------
100-12      2.484224   2.24515   2.005829   1.766045    1.53053   1.289487   0.349348 -0.572141  -1.172734 Yield
100-12           -49       -22        -13        -37        -61        -85       -179      -271       -331 Spread
          -------------------------------------------------------------------------------------------------
100-16      2.381036  2.062751   1.744254   1.425259   1.112064   0.791632  -0.456975 -1.678996  -2.474495 Yield
100-16           -59       -40        -39        -71       -103       -135       -260      -382       -461 Spread
          -------------------------------------------------------------------------------------------------
100-20      2.278072  1.880813   1.483438   1.085588   0.695121   0.295774   -1.25888 -2.778173  -3.765985 Yield
100-20           -69       -59        -66       -105       -144       -184       -340      -492       -590 Spread
          -------------------------------------------------------------------------------------------------

WAL            1.246     0.697      0.483       0.37        0.3      0.252      0.154     0.112      0.095
Mod Durn       1.202     0.679      0.473      0.363      0.295      0.248      0.152      0.11      0.093
Principal   May02-     May02-    May02-     May02-     May02-     May02-     May02-     May02-    May02-
 Window      Oct04      Sep03     Mar03      Jan03      Nov02      Oct02      Jul02      Jun02     Jun02

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_B

Balance   $195,300,000.00           Delay          0
Coupon    3.744                     Dated          4/25/02
Settle    4/25/02                   First Payment  5/25/02


Price     5 CPR      10 CPR    15 CPR     20 CPR     25 CPR     30 CPR     50 CPR     70 CPR    80 CPR
          -------------------------------------------------------------------------------------------------
99-12        3.93202  4.044866   4.165443   4.291875   4.424831   4.564336   5.209973  6.101561    6.71472 Yield
99-12             96       107        119        132        145        189        307       396        458 Spread
          -------------------------------------------------------------------------------------------------
99-16       3.900182  3.990379   4.086745   4.187777    4.29401   4.405461   4.921062  5.632541   6.121495 Yield
99-16             93       102        111        122        132        173        278       349        398 Spread
          -------------------------------------------------------------------------------------------------
99-20       3.868394  3.935981   4.008184   4.083874   4.163449   4.246924   4.632945  5.165216   5.530756 Yield
99-20             90        96        104        111        119        157        249       303        339 Spread
          -------------------------------------------------------------------------------------------------
99-24       3.836655  3.881674   3.929761   3.980165   4.033149   4.088722   4.345618  4.699577   4.942491 Yield
99-24             86        91         96        101        106        141        221       256        280 Spread
          -------------------------------------------------------------------------------------------------
99-28       3.804965  3.827455   3.851475   3.876648   3.903108   3.930857    4.05908  4.235616   4.356685 Yield
99-28             83        86         88         90         93        126        192       210        222 Spread
          -------------------------------------------------------------------------------------------------
100-00      3.773325  3.773325   3.773325   3.773325   3.773325   3.773325   3.773325  3.773325   3.773325 Yield
100-00            80        80         80         80         80        110        163       163        163 Spread
          -------------------------------------------------------------------------------------------------
100-04      3.741734  3.719284   3.695312   3.670194   3.643799   3.616126   3.488352  3.312696   3.192397 Yield
100-04            77        75         72         70         67         94        135       117        105 Spread
          -------------------------------------------------------------------------------------------------
100-08      3.710191  3.665331   3.617434   3.567253    3.51453   3.459259   3.204156   2.85372   2.613889 Yield
100-08            74        69         65         60         54         78        107        71         47 Spread
          -------------------------------------------------------------------------------------------------
100-12      3.678698  3.611467   3.539692   3.464504   3.385517   3.302723   2.920736   2.39639   2.037787 Yield
100-12            71        64         57         49         41         63         78        26        -10 Spread
          -------------------------------------------------------------------------------------------------
100-16      3.647253   3.55769   3.462085   3.361945   3.256759   3.146517   2.638087  1.940697   1.464078 Yield
100-16            68        59         49         39         28         47         50       -20        -67 Spread
          -------------------------------------------------------------------------------------------------
100-20      3.615856  3.504001   3.384612   3.259576   3.128254   2.990639   2.356207  1.486633   0.892749 Yield
100-20            64        53         41         29         16         32         22       -65       -125 Spread
          -------------------------------------------------------------------------------------------------

WAL            4.381     2.469      1.684      1.263          1      0.821       0.45     0.277      0.219
Mod Durn       3.954     2.311      1.601      1.211      0.964      0.794      0.438     0.271      0.215
Principal    Oct04-     Sep03-    Mar03-     Jan03-     Nov02-     Oct02-     Jul02-     Jun02-    Jun02-
 Window       Aug08      Dec05     Oct04      Feb04      Oct03      Jun03      Dec02      Sep02     Aug02

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_C

Balance   $428,000,000.00           Delay          24
Coupon    5.528                     Dated          4/1/02
Settle    4/25/02                   First Payment  5/25/02


Price     5 CPR      10 CPR    15 CPR     20 CPR     25 CPR     30 CPR     50 CPR     70 CPR    80 CPR
          -------------------------------------------------------------------------------------------------
99-12       5.118047  5.319734   5.482132   5.596555   5.669759   5.705892    5.79942  5.936044   6.040959 Yield
99-12            -80       -33         21         69        107        142        248       294        304 Spread
          -------------------------------------------------------------------------------------------------
99-16       5.103122  5.298073   5.452902   5.559174   5.623576   5.650224    5.69825   5.76819   5.821883 Yield
99-16            -82       -35         18         65        102        137        238       277        282 Spread
          -------------------------------------------------------------------------------------------------
99-20       5.088223  5.276448   5.423721   5.521856   5.577472   5.594652   5.597275  5.600711   5.603347 Yield
99-20            -83       -37         15         61         98        131        228       260        260 Spread
          -------------------------------------------------------------------------------------------------
99-24       5.073348  5.254859   5.394588   5.484601   5.531447   5.539177   5.496494  5.433604   5.385351 Yield
99-24            -85       -40         12         57         93        126        218       243        239 Spread
          -------------------------------------------------------------------------------------------------
99-28       5.058499  5.233306   5.365504   5.447408     5.4855   5.483798   5.395907   5.26687    5.16789 Yield
99-28            -86       -42         10         54         88        120        207       227        217 Spread
          -------------------------------------------------------------------------------------------------
100-00      5.043674  5.211788   5.336467   5.410278   5.439631   5.428515   5.295513  5.100505   4.950964 Yield
100-00           -88       -44          7         50         84        115        197       210        195 Spread
          -------------------------------------------------------------------------------------------------
100-04      5.028874  5.190307   5.307479   5.373209    5.39384   5.373327   5.195311   4.93451   4.734571 Yield
100-04           -89       -46          4         46         79        109        187       193        173 Spread
          -------------------------------------------------------------------------------------------------
100-08        5.0141   5.16886   5.278538   5.336202   5.348126   5.318235   5.095301  4.768883   4.518708 Yield
100-08           -91       -48          1         43         75        104        177       177        152 Spread
          -------------------------------------------------------------------------------------------------
100-12       4.99935  5.147449   5.249646   5.299257    5.30249   5.263238   4.995483  4.603622   4.303373 Yield
100-12           -92       -50         -2         39         70         98        167       160        130 Spread
          -------------------------------------------------------------------------------------------------
100-16      4.984624  5.126074   5.220801   5.262374   5.256931   5.208335   4.895854  4.438726   4.088565 Yield
100-16           -94       -52         -5         35         66         93        157       144        109 Spread
          -------------------------------------------------------------------------------------------------
100-20      4.969923  5.104734   5.192003   5.225551   5.211448   5.153527   4.796416  4.274194   3.874282 Yield
100-20           -95       -55         -8         32         61         87        148       127         87 Spread
          -------------------------------------------------------------------------------------------------

WAL           11.772     7.329      5.127      3.868      3.056      2.492      1.324     0.785      0.598
Mod Durn       8.408     5.793      4.293      3.357      2.717      2.255      1.242     0.749      0.575
Principal    Aug08-     Dec05-    Oct04-     Feb04-     Oct03-     Jun03-     Dec02-     Sep02-    Aug02-
 Window       Nov20      Nov14     Apr11      Feb09      Sep07      Sep06      Aug04      Aug03     Apr03

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A1_D

Balance   $177,219,000.00           Delay         24
Coupon    6.066                     Dated         4/1/02
Settle    4/25/02                   First Payment 5/25/02


Price     5 CPR      10 CPR    15 CPR     20 CPR     25 CPR     30 CPR     50 CPR     70 CPR    80 CPR
          -------------------------------------------------------------------------------------------------
99-12       5.107742  5.183694   5.291132   5.417696   5.559019   5.712731   6.110919  6.247081   6.290758 Yield
99-12            -81       -74        -63        -50        -23         10        126       217        269 Spread
          -------------------------------------------------------------------------------------------------
99-16       5.097918  5.172243   5.277375    5.40122   5.539506   5.689894   6.071645  6.182707   6.206367 Yield
99-16            -82       -75        -64        -52        -25          8        122       210        260 Spread
          -------------------------------------------------------------------------------------------------
99-20       5.088111  5.160812   5.263642   5.384773   5.520027   5.667096   6.032437  6.118447   6.122132 Yield
99-20            -83       -76        -66        -54        -27          5        118       204        252 Spread
          -------------------------------------------------------------------------------------------------
99-24       5.078322  5.149402   5.249933   5.368353    5.50058   5.644336   5.993295    6.0543   6.038052 Yield
99-24            -84       -77        -67        -55        -29          3        114       197        243 Spread
          -------------------------------------------------------------------------------------------------
99-28        5.06855  5.138012   5.236247   5.351961   5.481166   5.621613   5.954219  5.990266   5.954126 Yield
99-28            -85       -78        -68        -57        -31          1        110       191        235 Spread
          -------------------------------------------------------------------------------------------------
100-00      5.058796  5.126641   5.222585   5.335598   5.461785   5.598929   5.915209  5.926346   5.870354 Yield
100-00           -86       -79        -70        -59        -33         -2        106       185        226 Spread
          -------------------------------------------------------------------------------------------------
100-04       5.04906  5.115291   5.208946   5.319261   5.442435   5.576282   5.876265  5.862537   5.786736 Yield
100-04           -87       -81        -71        -60        -35         -4        102       178        218 Spread
          -------------------------------------------------------------------------------------------------
100-08      5.039342   5.10396    5.19533   5.302953   5.423119   5.553673   5.837386  5.798841   5.703271 Yield
100-08           -88       -82        -73        -62        -37         -6         98       172        210 Spread
          -------------------------------------------------------------------------------------------------
100-12      5.029641  5.092649   5.181738   5.286672   5.403834   5.531102   5.798572  5.735257   5.619958 Yield
100-12           -89       -83        -74        -63        -39         -8         95       165        201 Spread
          -------------------------------------------------------------------------------------------------
100-16      5.019957  5.081358   5.168169   5.270418   5.384582   5.508568   5.759823  5.671785   5.536797 Yield
100-16           -90       -84        -75        -65        -41        -11         91       159        193 Spread
          -------------------------------------------------------------------------------------------------
100-20      5.010291  5.070087   5.154623   5.254192   5.365362   5.486071   5.721139  5.608423   5.453788 Yield
100-20           -91       -85        -77        -67        -43        -13         87       153        185 Spread
          -------------------------------------------------------------------------------------------------

WAL           22.608    17.714     13.593      10.65      8.563      7.043      3.716     2.151      1.611
Mod Durn      12.776    10.959       9.12      7.614      6.429      5.493      3.194     1.949      1.488
Principal   Nov20-     Nov14-    Apr11-     Feb09-     Sep07-     Sep06-     Aug04-     Aug03-    Apr03-
 Window      Feb30      Feb30     Feb30      Feb30      Feb30      Feb30      Oct29      Mar21     Aug16

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - A2

Balance   $128,854,000.00           Delay          24
Coupon    6.397                     Dated          4/1/02
Settle    4/25/02                   First Payment  5/25/02


Price     5 CPR      10 CPR    15 CPR     20 CPR     25 CPR     30 CPR     50 CPR     70 CPR    80 CPR
          -------------------------------------------------------------------------------------------------
100-12      5.514934  5.673113   5.792745   5.876423   5.927698   5.950204    5.82806  5.456431   5.150316 Yield
100-12           -41         1         47         88        124        155        241       246        215 Spread
          -------------------------------------------------------------------------------------------------
100-16      5.497221  5.648959    5.76161    5.83783    5.88111   5.895043   5.731448  5.298447   4.945032 Yield
100-16           -42        -2         44         84        119        150        231       230        195 Spread
          -------------------------------------------------------------------------------------------------
100-20      5.479548  5.624864   5.730554   5.799337   5.834645   5.840031   5.635113  5.140953   4.740419 Yield
100-20           -44        -4         40         80        115        144        222       214        174 Spread
          -------------------------------------------------------------------------------------------------
100-24      5.461915  5.600827   5.699576   5.760944   5.788303   5.785166   5.539053  4.983946   4.536474 Yield
100-24           -46        -6         37         76        110        139        212       198        154 Spread
          -------------------------------------------------------------------------------------------------
100-28      5.444321  5.576848   5.668676   5.722649   5.742083   5.730448   5.443268  4.827424   4.333194 Yield
100-28           -48        -9         34         73        105        133        202       183        133 Spread
          -------------------------------------------------------------------------------------------------
101-00      5.426767  5.552927   5.637854   5.684454   5.695984   5.675877   5.347756  4.671385   4.130576 Yield
101-00           -49       -11         31         69        101        128        193       167        113 Spread
          -------------------------------------------------------------------------------------------------
101-04      5.409252  5.529064   5.607109   5.646357   5.650007   5.621451   5.252517  4.515825   3.928616 Yield
101-04           -51       -14         28         65         96        123        183       152         93 Spread
          -------------------------------------------------------------------------------------------------
101-08      5.391777  5.505258   5.576441   5.608358    5.60415    5.56717   5.157548  4.360745   3.727312 Yield
101-08           -53       -16         25         61         92        117        174       136         73 Spread
          -------------------------------------------------------------------------------------------------
101-12       5.37434   5.48151    5.54585   5.570456   5.558413   5.513034   5.062849   4.20614    3.52666 Yield
101-12           -55       -18         22         57         87        112        164       121         53 Spread
          -------------------------------------------------------------------------------------------------
101-16      5.356942  5.457818   5.515335   5.532652   5.512795   5.459042   4.968419  4.052009   3.326657 Yield
101-16           -56       -21         19         54         82        106        155       105         33 Spread
          -------------------------------------------------------------------------------------------------
101-20      5.339583  5.434183   5.484897   5.494945   5.467297   5.405194   4.874257   3.89835     3.1273 Yield
101-20           -58       -23         16         50         78        101        146        90         13 Spread
          -------------------------------------------------------------------------------------------------

WAL           11.054     7.445      5.395      4.129      3.284      2.687      1.423     0.838      0.636
Mod Durn       7.029     5.158      4.003      3.231      2.677      2.261      1.292     0.791      0.609
Principal  May02-     May02-    May02-     May02-     May02-     May02-     May02-     May02-    May02-
 Window      Sep31      Sep31     Sep31      Sep31      Sep31      Sep31      Dec29      Sep19     Jun15

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B1

Balance   $9,855,000.00             Delay          24
Coupon    6.87143                   Dated          4/1/02
Settle    4/25/02                   First Payment  5/25/02


Price     5 CPR      10 CPR    15 CPR     20 CPR     25 CPR     30 CPR     50 CPR     70 CPR    80 CPR
          -------------------------------------------------------------------------------------------------
98-23       5.942572  6.104679   6.331264    6.54884   6.704201   6.824178   7.166114  7.396437   7.503664 Yield
98-23             54        79        118        164        194        215        319       381        422 Spread
          -------------------------------------------------------------------------------------------------
98-27       5.928796  6.088171   6.310867   6.524046   6.675615   6.792216   7.118487  7.327533   7.420995 Yield
98-27             53        77        116        162        191        212        314       374        414 Spread
          -------------------------------------------------------------------------------------------------
98-31       5.915048  6.071694   6.290509   6.499298   6.647082   6.760313   7.070951  7.258772   7.338502 Yield
98-31             51        76        114        159        188        209        309       367        406 Spread
          -------------------------------------------------------------------------------------------------
99-03       5.901327   6.05525   6.270189   6.474598   6.618603    6.72847   7.023506  7.190152   7.256185 Yield
99-03             50        74        112        157        185        205        305       360        397 Spread
          -------------------------------------------------------------------------------------------------
99-07       5.887633  6.038837   6.249909   6.449945   6.590177   6.696686   6.976151  7.121673   7.174044 Yield
99-07             49        72        110        154        182        202        300       353        389 Spread
          -------------------------------------------------------------------------------------------------
99-11       5.873966  6.022455   6.229667   6.425339   6.561805   6.664961   6.928887  7.053334   7.092078 Yield
99-11             47        71        108        152        180        199        295       346        381 Spread
          -------------------------------------------------------------------------------------------------
99-15       5.860326  6.006105   6.209464   6.400779   6.533487   6.633296   6.881712  6.985136   7.010287 Yield
99-15             46        69        106        149        177        196        290       340        373 Spread
          -------------------------------------------------------------------------------------------------
99-19       5.846713  5.989786   6.189299   6.376266   6.505221   6.601689   6.834627  6.917077   6.928669 Yield
99-19             44        67        104        147        174        193        286       333        365 Spread
          -------------------------------------------------------------------------------------------------
99-23       5.833127  5.973499   6.169172   6.351799   6.477008    6.57014    6.78763  6.849158   6.847224 Yield
99-23             43        66        102        145        171        190        281       326        357 Spread
          -------------------------------------------------------------------------------------------------
99-27       5.819567  5.957242   6.149084   6.327378   6.448848    6.53865   6.740723  6.781377   6.765952 Yield
99-27             42        64        100        142        168        186        276       319        348 Spread
          -------------------------------------------------------------------------------------------------
99-31       5.806034  5.941017   6.129033   6.303004   6.420741   6.507219   6.693905  6.713735   6.684852 Yield
99-31             40        62         98        140        165        183        272       312        340 Spread
          -------------------------------------------------------------------------------------------------

WAL           15.678    11.942       8.96      6.952      5.786      5.022      3.131      2.08      1.708
Mod Durn       9.173     7.653      6.193      5.095      4.419      3.952      2.652     1.835       1.53
Principal   May02-     May02-    May02-     May02-     May02-     May02-     May02-     May02-    May02-
 Window      Sep31      Sep31     Sep31      Sep31      Sep31      Sep31      Jul28      Jul19     Dec15

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B2

Balance   $6,022,000.00             Delay         24
Coupon    6.87143                   Dated     4/1/02
Settle    4/25/02              First Payment 5/25/02


Price     5 CPR      10 CPR    15 CPR     20 CPR     25 CPR     30 CPR     50 CPR     70 CPR    80 CPR
          -------------------------------------------------------------------------------------------------
97-15       6.081857  6.271536   6.537405   6.799418   6.993075   7.147129   7.647449  8.093397   8.340224 Yield
97-15             68        95        139        189        223        247        367       450        506 Spread
          -------------------------------------------------------------------------------------------------
97-19       6.067802  6.254703   6.516611   6.774142   6.963939   7.114559   7.598896  8.023045   8.255752 Yield
97-19             67        94        137        187        220        244        362       443        497 Spread
          -------------------------------------------------------------------------------------------------
97-23       6.053776  6.237904   6.495858   6.748916   6.934859    7.08205   7.550438   7.95284   8.171462 Yield
97-23             65        92        135        184        217        241        357       436        489 Spread
          -------------------------------------------------------------------------------------------------
97-27       6.039777  6.221137   6.475144   6.723738   6.905834   7.049603   7.502072  7.882782   8.087356 Yield
97-27             64        90        133        182        214        238        352       429        481 Spread
          -------------------------------------------------------------------------------------------------
97-31       6.025807  6.204403   6.454471   6.698608   6.876865   7.017218   7.453801   7.81287   8.003431 Yield
97-31             62        89        131        179        211        234        348       422        472 Spread
          -------------------------------------------------------------------------------------------------
98-03       6.011865  6.187701   6.433837   6.673527   6.847951   6.984893   7.405622  7.743104   7.919687 Yield
98-03             61        87        129        177        208        231        343       415        464 Spread
          -------------------------------------------------------------------------------------------------
98-07       5.997951  6.171032   6.413244   6.648494   6.819092   6.952629   7.357536  7.673483   7.836124 Yield
98-07             60        85        127        174        205        228        338       408        455 Spread
          -------------------------------------------------------------------------------------------------
98-11       5.984065  6.154396    6.39269   6.623509   6.790287   6.920426   7.309543  7.604006    7.75274 Yield
98-11             58        84        125        172        202        225        333       402        447 Spread
          -------------------------------------------------------------------------------------------------
98-15       5.970206  6.137791   6.372175   6.598572   6.761538   6.888283   7.261641  7.534673   7.669537 Yield
98-15             57        82        122        169        200        221        328       395        439 Spread
          -------------------------------------------------------------------------------------------------
98-19       5.956375  6.121219     6.3517   6.573682   6.732842   6.856201   7.213832  7.465483   7.586511 Yield
98-19             55        80        120        167        197        218        324       388        430 Spread
          -------------------------------------------------------------------------------------------------
98-23       5.942572  6.104679   6.331264    6.54884   6.704201   6.824178   7.166114  7.396437   7.503664 Yield
98-23             54        79        118        164        194        215        319       381        422 Spread
          -------------------------------------------------------------------------------------------------

WAL           15.678    11.942       8.96      6.952      5.786      5.022      3.131      2.08      1.708
Mod Durn       9.107     7.602      6.153      5.062      4.391      3.928      2.635      1.82      1.516
Principal   May02-     May02-    May02-     May02-     May02-     May02-     May02-     May02-    May02-
 Window      Sep31      Sep31     Sep31      Sep31      Sep31      Sep31      Jan28      Feb19     Aug15

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSR0202 - Price/Yield - B3

Balance   $4,380,000.00             Delay         24
Coupon    6.87143                   Dated         4/1/02
Settle    4/25/02                   First Payment 5/25/02


Price     5 CPR      10 CPR    15 CPR     20 CPR     25 CPR     30 CPR     50 CPR     70 CPR    80 CPR
          -------------------------------------------------------------------------------------------------
95-15       6.310682  6.545431   6.875695   7.210595   7.466972   7.676793   8.437328  9.239446    9.71724 Yield
95-15             91       123        173        230        270        300        446       565        644 Spread
          -------------------------------------------------------------------------------------------------
95-19       6.296158  6.528056   6.854238   7.184516    7.43692    7.64321   8.387229  9.166671   9.629746 Yield
95-19             89       121        171        228        267        297        441       558        635 Spread
          -------------------------------------------------------------------------------------------------
95-23       6.281665  6.510715   6.832824   7.158489   7.406926   7.609691   8.337229   9.09405   9.542446 Yield
95-23             88       119        169        225        264        294        436       551        626 Spread
          -------------------------------------------------------------------------------------------------
95-27       6.267202  6.493409   6.811452   7.132514   7.376992   7.576238   8.287327  9.021585   9.455339 Yield
95-27             87       118        166        223        261        290        431       543        617 Spread
          -------------------------------------------------------------------------------------------------
95-31       6.252769  6.476138   6.790122   7.106589   7.347115   7.542848   8.237525  8.949274   9.368424 Yield
95-31             85       116        164        220        258        287        426       536        609 Spread
          -------------------------------------------------------------------------------------------------
96-03       6.238365  6.458901   6.768834   7.080715   7.317297   7.509523    8.18782  8.877118   9.281702 Yield
96-03             84       114        162        217        255        284        421       529        600 Spread
          -------------------------------------------------------------------------------------------------
96-07       6.223991  6.441699   6.747588   7.054892   7.287536   7.476262   8.138213  8.805114    9.19517 Yield
96-07             82       113        160        215        252        280        416       522        591 Spread
          -------------------------------------------------------------------------------------------------
96-11       6.209646   6.42453   6.726384    7.02912   7.257834   7.443065   8.088703  8.733263   9.108829 Yield
96-11             81       111        158        212        249        277        411       514        583 Spread
          -------------------------------------------------------------------------------------------------
96-15       6.195331  6.407396   6.705222   7.003398   7.228188   7.409931   8.039291  8.661565   9.022678 Yield
96-15             79       109        156        210        246        274        406       507        574 Spread
          -------------------------------------------------------------------------------------------------
96-19       6.181046  6.390296   6.684101   6.977726     7.1986   7.376861   7.989975  8.590018   8.936717 Yield
96-19             78       107        154        207        243        270        401       500        565 Spread
          -------------------------------------------------------------------------------------------------
96-23       6.166789   6.37323   6.663021   6.952105    7.16907   7.343854   7.940756  8.518623   8.850943 Yield
96-23             76       106        152        205        240        267        396       493        557 Spread
          -------------------------------------------------------------------------------------------------

WAL           15.678    11.942       8.96      6.952      5.786      5.022      3.131      2.08      1.708
Mod Durn       8.998     7.518      6.088      5.009      4.346      3.889      2.607     1.796      1.495
Principal   May02-     May02-    May02-     May02-     May02-     May02-     May02-     May02-    May02-
 Window      Sep31      Sep31     Sep31      Sep31      Sep31      Sep31      Sep27      Nov18     Jun15

CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and
non-U.S. Persons under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_A

Balance  $141,700,000.00   Delay          0
Coupon   2.747             Dated    4/25/02
Settle   4/25/02     First Payment  5/25/02

Price    5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     50 CPR,    70 CPR,     80 CPR,
         Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)
         ---------------------------------------------------------------------------------------------------------
99-12       3.285762    3.689382   4.094462    4.501836   4.902896    5.314765   6.931812    8.536009    9.593695 Yield
99-12             40         128        198         239        279         320        482         642         748 Spread
         ---------------------------------------------------------------------------------------------------------
99-16       3.180704    3.503108   3.826557    4.151716   4.471711    4.800212   6.088719    7.365068    8.205564 Yield
99-16             30         109        171         204        236         269        398         525         609 Spread
         ---------------------------------------------------------------------------------------------------------
99-20       3.075876    3.317311   3.559439    3.802755   4.042114    4.287747     5.2503    6.202343    6.828508 Yield
99-20             19          90        145         169        193         218        314         409         472 Spread
         ---------------------------------------------------------------------------------------------------------
99-24       2.971279    3.131991   3.293104    3.454947   3.614097    3.777359   4.416524    5.047763    5.462425 Yield
99-24              9          72        118         134        150         167        230         294         335 Spread
         ---------------------------------------------------------------------------------------------------------
99-28        2.86691    2.947144   3.027548    3.108287   3.187651    3.269037   3.587358    3.901261    4.107212 Yield
99-28             -2          53         92         100        108         116        148         179         200 Spread
         ---------------------------------------------------------------------------------------------------------
100-00      2.762769    2.762769   2.762769    2.762769   2.762769    2.762769   2.762769    2.762769    2.762769 Yield
100-00           -12          35         65          65         65          65         65          65          65 Spread
         ---------------------------------------------------------------------------------------------------------
100-04      2.658855    2.578864   2.498763    2.418388   2.339442    2.258543   1.942726     1.63222    1.428995 Yield
100-04           -22          16         39          31         23          15        -17         -48         -68 Spread
         ---------------------------------------------------------------------------------------------------------
100-08      2.555168    2.395427   2.235526    2.075138   1.917664    1.756349   1.127198    0.509549    0.105793 Yield
100-08           -33          -2         12          -4        -19         -36        -98        -160        -201 Spread
         ---------------------------------------------------------------------------------------------------------
100-12      2.451706    2.212456   1.973055    1.733014   1.497424    1.256176   0.316154   -0.605312   -1.206936 Yield
100-12           -43         -20        -14         -38        -61         -86       -180        -272        -332 Spread
         ---------------------------------------------------------------------------------------------------------
100-16      2.348469    2.029949   1.711346    1.392011   1.078717    0.758011  -0.490439   -1.712425   -2.509289 Yield
100-16           -53         -38        -40         -72       -103        -135       -260        -382        -462 Spread
         ---------------------------------------------------------------------------------------------------------
100-20      2.245456    1.847904   1.450398    1.052123   0.661533    0.261845  -1.292609   -2.811856    -3.80136 Yield
100-20           -64         -57        -66        -106       -145        -185       -340        -492        -591 Spread
         ---------------------------------------------------------------------------------------------------------

WAL           1.2445       0.696     0.4829      0.3693        0.3      0.2516     0.1543      0.1118      0.0947
Mod Durn       1.202       0.679      0.473       0.362      0.295       0.247      0.152        0.11       0.093
Principal     May02 -     May02 -     May02 -    May02 -     May02 -    May02 -     May02 -    May02 -     May02 -
Window        Oct04       Sep03       Mar03      Jan03       Nov02      Oct02       Jul02      Jun02       Jun02

LIBOR_1YR     2.9425
CMT_1YR         2.61        2.61       2.61        2.61       2.61        2.61       2.61        2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A1_B

Balance  $196,500,000.00   Delay          0
Coupon   3.655             Dated    4/25/02
Settle   4/25/02     First Payment  5/25/02

Price    5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     50 CPR,    70 CPR,     80 CPR,
         Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)
         ---------------------------------------------------------------------------------------------------------
99-12       3.861473    3.954171   4.074754    4.201166   4.334128    4.473602   5.119266    6.010787    6.623657 Yield
99-12             98         107        119         132        145         187        301         390         451 Spread
         ---------------------------------------------------------------------------------------------------------
99-16       3.825659    3.899747   3.996118    4.097134   4.203372    4.314798   4.830421    5.541846    6.030569 Yield
99-16             94         102        111         122        132         171        272         343         392 Spread
         ---------------------------------------------------------------------------------------------------------
99-20       3.789899    3.845413   3.917619    3.993297   4.072876    4.156331   4.542369    5.074599    5.439967 Yield
99-20             91          96        104         111        119         155        243         296         333 Spread
         ---------------------------------------------------------------------------------------------------------
99-24       3.754194    3.791168   3.839257    3.889653    3.94264    3.998201   4.255108    4.609039    4.851838 Yield
99-24             87          91         96         101        106         139        214         250         274 Spread
         ---------------------------------------------------------------------------------------------------------
99-28       3.718542    3.737012   3.761033    3.786203   3.812663    3.840406   3.968634    4.145157    4.266169 Yield
99-28             84          86         88          90         93         123        186         203         215 Spread
         ---------------------------------------------------------------------------------------------------------
100-00      3.682945    3.682945   3.682945    3.682945   3.682945    3.682945   3.682945    3.682945    3.682945 Yield
100-00            80          80         80          80         80         108        157         157         157 Spread
         ---------------------------------------------------------------------------------------------------------
100-04      3.647401    3.628966   3.604993    3.579878   3.553483    3.525816   3.398036    3.222394    3.102153 Yield
100-04            77          75         72          70         67          92        129         111          99 Spread
         ---------------------------------------------------------------------------------------------------------
100-08       3.61191    3.575075   3.527176    3.477003   3.424278    3.369019   3.113906    2.763497     2.52378 Yield
100-08            73          69         65          60         54          76        100          65          41 Spread
         ---------------------------------------------------------------------------------------------------------
100-12      3.576473    3.521273   3.449495    3.374319   3.295328    3.212553    2.83055    2.306245    1.947813 Yield
100-12            69          64         57          49         41          61         72          19         -16 Spread
         ---------------------------------------------------------------------------------------------------------
100-16      3.541089    3.467558   3.371949    3.271825   3.166633    3.056417   2.547966    1.850631    1.374239 Yield
100-16            66          59         49          39         28          45         44         -26         -74 Spread
         ---------------------------------------------------------------------------------------------------------
100-20      3.505758    3.413931   3.294537     3.16952   3.038192    2.900608   2.266151    1.396646    0.803045 Yield
100-20            62          53         41          29         16          29         15         -72        -131 Spread
         ---------------------------------------------------------------------------------------------------------

WAL           3.8347      2.4678     1.6832      1.2627     1.0001      0.8211     0.4494       0.277      0.2193
Mod Durn       3.514       2.314      1.602       1.212      0.965       0.795      0.438       0.271       0.215
Principal   Oct04 -      Sep03 -     Mar03 -     Jan03 -     Nov02 -    Oct02 -     Jul02 -    Jun02 -     Jun02 -
Window      Jul06        Dec05       Oct04       Feb04       Oct03      Jun03       Dec02      Sep02       Aug02

LIBOR_1YR     2.9425
CMT_1YR         2.61        2.61       2.61        2.61       2.61        2.61       2.61        2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.







GSR0202 - Price/Yield - A1_C

Balance  $432,000,000.00   Delay         24
Coupon   5.45              Dated     4/1/02
Settle   4/25/02     First Payment  5/25/02

Price    5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     50 CPR,    70 CPR,     80 CPR,
         Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)
         ---------------------------------------------------------------------------------------------------------
99-12       5.583065     5.58354   5.589105    5.598552   5.611423    5.628394   5.723131    5.862149    5.969007 Yield
99-12             63          64         75          93        114         142        242         286         297 Spread
         ---------------------------------------------------------------------------------------------------------
99-16       5.549211    5.549459   5.552363    5.557292   5.564007    5.572862   5.622289    5.694799    5.750519 Yield
99-16             59          60         71          89        109         137        232         269         275 Spread
         ---------------------------------------------------------------------------------------------------------
99-20       5.515409     5.51543   5.515677    5.516098    5.51667    5.517425    5.52164    5.527822    5.532571 Yield
99-20             56          57         67          85        104         131        222         253         253 Spread
         ---------------------------------------------------------------------------------------------------------
99-24       5.481657    5.481452   5.479048    5.474969   5.469413    5.462085   5.421185    5.361216    5.315159 Yield
99-24             53          54         64          81        100         126        212         236         232 Spread
         ---------------------------------------------------------------------------------------------------------
99-28       5.447956    5.447525   5.442475    5.433907   5.422234    5.406841   5.320923    5.194981    5.098282 Yield
99-28             49          50         60          77         95         120        202         219         210 Spread
         ---------------------------------------------------------------------------------------------------------
100-00      5.414306    5.413649   5.405959    5.392909   5.375134    5.351692   5.220854    5.029115    4.881937 Yield
100-00            46          47         56          73         90         115        192         203         188 Spread
         ---------------------------------------------------------------------------------------------------------
100-04      5.380706    5.379824   5.369498    5.351978   5.328112    5.296639   5.120976    4.863617    4.666123 Yield
100-04            43          43         53          69         85         109        182         186         167 Spread
         ---------------------------------------------------------------------------------------------------------
100-08      5.347156     5.34605   5.333093    5.311111   5.281169     5.24168   5.021289    4.698486    4.450838 Yield
100-08            39          40         49          65         81         104        172         170         145 Spread
         ---------------------------------------------------------------------------------------------------------
100-12      5.313657    5.312326   5.296744    5.270309   5.234303    5.186816   4.921793    4.533719     4.23608 Yield
100-12            36          37         45          60         76          98        162         153         124 Spread
         ---------------------------------------------------------------------------------------------------------
100-16      5.280208    5.278653    5.26045    5.229572   5.187515    5.132046   4.822486    4.369316    4.021846 Yield
100-16            33          33         42          56         71          93        152         137         102 Spread
         ---------------------------------------------------------------------------------------------------------
100-20      5.246809     5.24503   5.224211    5.188899   5.140805     5.07737   4.723369    4.205276    3.808135 Yield
100-20            29          30         38          52         67          87        142         121          81 Spread
         ---------------------------------------------------------------------------------------------------------

WAL             4.25      4.2185     3.8866      3.4308     2.9559       2.495     1.3271      0.7871      0.5996
Mod Durn       3.704       3.679      3.413        3.04      2.647        2.26      1.246       0.752       0.576
Principal    Jul06 -     Dec05 -     Oct04 -     Feb04 -     Oct03 -     Jun03 -     Dec02 -    Sep02 -     Aug02 -
Window       Jul06       Jul06       Jul06       Jul06       Jul06       Jul06       Aug04      Sep03       Apr03

LIBOR_1YR     2.9425
CMT_1YR         2.61        2.61       2.61        2.61       2.61        2.61       2.61        2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.






GSR0202 - Price/Yield - A1_D

Balance     $176,777,000.00  Delay         24
Coupon      5.989            Dated     4/1/02
Settle      4/25/02    First Payment  5/25/02

Price       5 CPR,     10 CPR,     15 CPR,    20 CPR,     25 CPR,     30 CPR,    50 CPR,     70 CPR,    80 CPR,
            Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)
            --------------------------------------------------------------------------------------------------------
99-12          6.12612     6.12612    6.12612     6.12612     6.12612    6.12612    6.147711    6.20273    6.242088 Yield
99-12              117         117        117         117         117        117         163        250         291 Spread
            --------------------------------------------------------------------------------------------------------
99-16         6.091824    6.091824   6.091824    6.091824    6.091824   6.091824    6.101451    6.12598    6.143525 Yield
99-16              114         114        114         114         114        114         158        242         281 Spread
            --------------------------------------------------------------------------------------------------------
99-20         6.057581    6.057581   6.057581    6.057581    6.057581   6.057581    6.055263    6.04936    6.045138 Yield
99-20              110         110        110         110         110        110         154        235         271 Spread
            --------------------------------------------------------------------------------------------------------
99-24         6.023389    6.023389   6.023389    6.023389    6.023389   6.023389    6.009148   5.972867    5.946925 Yield
99-24              107         107        107         107         107        107         149        227         262 Spread
            --------------------------------------------------------------------------------------------------------
99-28         5.989249    5.989249   5.989249    5.989249    5.989249   5.989249    5.963104   5.896503    5.848885 Yield
99-28              103         103        103         103         103        103         145        219         252 Spread
            --------------------------------------------------------------------------------------------------------
100-00         5.95516     5.95516    5.95516     5.95516     5.95516    5.95516    5.917132   5.820266    5.751019 Yield
100-00             100         100        100         100         100        100         140        212         242 Spread
            --------------------------------------------------------------------------------------------------------
100-04        5.921123    5.921123   5.921123    5.921123    5.921123   5.921123    5.871231   5.744156    5.653326 Yield
100-04              97          97         97          97          97         97         135        204         232 Spread
            --------------------------------------------------------------------------------------------------------
100-08        5.887137    5.887137   5.887137    5.887137    5.887137   5.887137    5.825402   5.668173    5.555806 Yield
100-08              93          93         93          93          93         93         131        196         223 Spread
            --------------------------------------------------------------------------------------------------------
100-12        5.853203    5.853203   5.853203    5.853203    5.853203   5.853203    5.779644   5.592317    5.458457 Yield
100-12              90          90         90          90          90         90         126        189         213 Spread
            --------------------------------------------------------------------------------------------------------
100-16         5.81932     5.81932    5.81932     5.81932     5.81932    5.81932    5.733957   5.516586     5.36128 Yield
100-16              86          86         86          86          86         86         122        181         203 Spread
            --------------------------------------------------------------------------------------------------------
100-20        5.785487    5.785487   5.785487    5.785487    5.785487   5.785487     5.68834   5.440981    5.264273 Yield
100-20              83          83         83          83          83         83         117        174         193 Spread
            --------------------------------------------------------------------------------------------------------

WAL               4.25        4.25       4.25        4.25        4.25       4.25       3.047     1.7687       1.361
Mod Durn         3.655       3.655      3.655       3.655       3.655      3.655        2.71      1.634       1.273
Principal
Window         Jul06 -      Jul06 -    Jul06 -     Jul06 -     Jul06 -     Jul06 -     Aug04 -     Sep03 -     Apr03 -
               Jul06        Jul06      Jul06       Jul06       Jul06       Jul06       Aug05       Mar04       Oct03


LIBOR_1YR       2.9425
CMT_1YR           2.61        2.61       2.61        2.61        2.61       2.61        2.61       2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A2

Balance    $130,952,000.00   Delay         24
Coupon     6.317             Dated     4/1/02
Settle     4/25/02     First Payment  5/25/02

Price           5 CPR,  10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     50 CPR,    70 CPR,     80 CPR,
               Call (Y) Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)
           ---------------------------------------------------------------------------------------------------------
100-12        6.186169    6.158319   6.126795    6.091619   6.052029    6.007439    5.73044    5.297543    4.979746 Yield
100-12             119         132        147         160        177         191        246         230         198 Spread
           ---------------------------------------------------------------------------------------------------------
100-16        6.152689    6.120511   6.084089    6.043453    5.99772    5.946214   5.626192    5.126135    4.759146 Yield
100-16             115         128        143         155        172         185        236         213         176 Spread
           ---------------------------------------------------------------------------------------------------------
100-20        6.119264    6.082769   6.041466    5.995386   5.943529     5.88513    5.52221     4.95521    4.539216 Yield
100-20             112         125        139         150        166         179        225         196         154 Spread
           ---------------------------------------------------------------------------------------------------------
100-24        6.085894    6.045095   5.998924    5.947417   5.889455    5.824185   5.418493    4.784766    4.319954 Yield
100-24             109         121        135         146        161         173        215         178         132 Spread
           ---------------------------------------------------------------------------------------------------------
100-28        6.052579    6.007488   5.956462    5.899545   5.835499     5.76338    5.31504    4.614799    4.101356 Yield
100-28             105         117        130         141        155         167        205         161         110 Spread
           ---------------------------------------------------------------------------------------------------------
101-00        6.019319    5.969948   5.914082     5.85177   5.781658    5.702714    5.21185     4.44531    3.883421 Yield
101-00             102         113        126         136        150         161        194         145          88 Spread
           ---------------------------------------------------------------------------------------------------------
101-04        5.986114    5.932474   5.871782    5.804092   5.727934    5.642186   5.108921    4.276294    3.666143 Yield
101-04              99         110        122         131        145         155        184         128          67 Spread
           ---------------------------------------------------------------------------------------------------------
101-08        5.952964    5.895066   5.829562    5.756511   5.674326    5.581796   5.006253     4.10775    3.449521 Yield
101-08              95         106        118         126        139         149        174         111          45 Spread
           ---------------------------------------------------------------------------------------------------------
101-12        5.919868    5.857725   5.787423    5.709026   5.620832    5.521543   4.903845    3.939676    3.233552 Yield
101-12              92         102        113         122        134         143        163          94          23 Spread
           ---------------------------------------------------------------------------------------------------------
101-16        5.886826    5.820449   5.745363    5.661637   5.567454    5.461427   4.801695     3.77207    3.018231 Yield
101-16              89          98        109         117        129         137        153          77           2 Spread
           ---------------------------------------------------------------------------------------------------------
101-20        5.853838    5.783239   5.703382    5.614343   5.514189    5.401447   4.699802     3.60493    2.803557 Yield
101-20              86          95        105         112        123         131        143          60         -20 Spread
           ---------------------------------------------------------------------------------------------------------

WAL              4.411      3.8728     3.3986      2.9868     2.6251      2.3073     1.2939      0.7645      0.5879
Mod Durn         3.709       3.286      2.911       2.582      2.292       2.034      1.196       0.728       0.566
Principal
Window        May02 -      May02 -     May02 -     May02 -     May02 -    May02 -     May02 -    May02 -     May02 -
              Jun07        Jun07       Jun07       Jun07       Jun07      Jun07       Aug05      Mar04       Oct03

LIBOR_1YR       2.9425
CMT_1YR           2.61        2.61       2.61        2.61       2.61        2.61       2.61        2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - B1

Balance  $9,924,000.00     Delay         24
Coupon   6.87076           Dated     4/1/02
Settle   4/25/02     First Payment  5/25/02

Price    5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     50 CPR,    70 CPR,     80 CPR,
         Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)
         ---------------------------------------------------------------------------------------------------------
99-00        5.92763    6.104685   6.350704    6.586551   6.762522       6.911   7.210197    7.362052    7.455883 Yield
99-00             58          87        137         184        215         254        352         430         466 Spread
         ---------------------------------------------------------------------------------------------------------
99-04        5.91376    6.087734   6.329395    6.560332   6.731913    6.876221   7.154778    7.271414      7.3435 Yield
99-04             57          85        135         182        212         251        346         421         455 Spread
         ---------------------------------------------------------------------------------------------------------
99-08       5.899917    6.070813   6.308124    6.534158   6.701356      6.8415   7.099456    7.180944    7.231333 Yield
99-08             56          84        133         179        209         247        340         412         444 Spread
         ---------------------------------------------------------------------------------------------------------
99-12       5.886101    6.053923   6.286891    6.508029   6.670851    6.806838   7.044228     7.09064    7.119382 Yield
99-12             54          82        131         176        206         244        335         403         433 Spread
         ---------------------------------------------------------------------------------------------------------
99-16       5.872311    6.037064   6.265695    6.481946   6.640398    6.772234   6.989096    7.000503    7.007646 Yield
99-16             53          80        129         174        203         241        329         394         422 Spread
         ---------------------------------------------------------------------------------------------------------
99-20       5.858549    6.020236   6.244537    6.455908   6.609996    6.737688   6.934059    6.910533    6.896124 Yield
99-20             52          79        127         171        200         237        324         385         410 Spread
         ---------------------------------------------------------------------------------------------------------
99-24       5.844813    6.003439   6.223416    6.429915   6.579647      6.7032   6.879116    6.820727    6.784817 Yield
99-24             50          77        125         169        197         234        318         376         399 Spread
         ---------------------------------------------------------------------------------------------------------
99-28       5.831104    5.986672   6.202332    6.403967   6.549349    6.668769   6.824267    6.731086    6.673722 Yield
99-28             49          75        123         166        194         230        313         367         388 Spread
         ---------------------------------------------------------------------------------------------------------
100-00      5.817422    5.969936   6.181286    6.378064   6.519103    6.634396   6.769512     6.64161     6.56284 Yield
100-00            47          73        121         163        191         227        307         358         377 Spread
         ---------------------------------------------------------------------------------------------------------
100-04      5.803765    5.953231   6.160276    6.352205   6.488908    6.600081    6.71485    6.552298     6.45217 Yield
100-04            46          72        118         161        188         223        302         349         366 Spread
         ---------------------------------------------------------------------------------------------------------
100-08      5.790136    5.936556   6.139303    6.326392   6.458763    6.565823   6.660282    6.463149    6.341711 Yield
100-08            45          70        116         158        185         220        297         340         355 Spread
         ---------------------------------------------------------------------------------------------------------

WAL          15.2291      11.117     8.1171      6.2209     5.1255      4.3851     2.5778      1.5159      1.2086
Mod Durn       9.084       7.429      5.908       4.801      4.112       3.618      2.271       1.389       1.121
Principal    May02 -      May02 -     May02 -    May02 -     May02 -    May02 -     May02 -    May02 -     May02 -
Window       Aug24        Dec18       Aug14      Oct11       Nov09      Jun08       Aug05      Mar04       Oct03

LIBOR_1YR     2.9425
CMT_1YR         2.61        2.61       2.61        2.61       2.61        2.61       2.61        2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.






GSR0202 - Price/Yield - B2

Balance  $6,065,000.00     Delay         24
Coupon   6.87076           Dated     4/1/02
Settle   4/25/02     First Payment  5/25/02

Price    5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     50 CPR,    70 CPR,     80 CPR,
         Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)
         ---------------------------------------------------------------------------------------------------------
97-25         6.0643    6.271622   6.560469    6.844616   7.063743    7.253208   7.755598    8.254668     8.56312 Yield
97-25             72         104        158         210        245         289        406         520         577 Spread
         ---------------------------------------------------------------------------------------------------------
97-29       6.050161     6.25436   6.538786    6.817944   7.032615    7.217848   7.699231    8.162367    8.448587 Yield
97-29             71         102        156         207        242         285        400         510         566 Spread
         ---------------------------------------------------------------------------------------------------------
98-01        6.03605    6.237131   6.517141    6.791318    7.00154    7.182548   7.642963     8.07024    8.334278 Yield
98-01             69         100        154         205        239         282        395         501         554 Spread
         ---------------------------------------------------------------------------------------------------------
98-05       6.021967    6.219934   6.495535     6.76474   6.970519    7.147308   7.586794    7.978284    8.220192 Yield
98-05             68          98        152         202        236         278        389         492         543 Spread
         ---------------------------------------------------------------------------------------------------------
98-09       6.007912    6.202769   6.473968    6.738208   6.939552    7.112128   7.530722    7.886501    8.106327 Yield
98-09             67          97        150         199        233         275        384         483         531 Spread
         ---------------------------------------------------------------------------------------------------------
98-13       5.993885    6.185636    6.45244    6.711723   6.908638    7.077009   7.474748    7.794889    7.992685 Yield
98-13             65          95        148         197        230         271        378         474         520 Spread
         ---------------------------------------------------------------------------------------------------------
98-17       5.979885    6.168535    6.43095    6.685284   6.877777    7.041948   7.418872    7.703447    7.879262 Yield
98-17             64          93        146         194        227         268        372         464         509 Spread
         ---------------------------------------------------------------------------------------------------------
98-21       5.965912    6.151465   6.409498    6.658892    6.84697    7.006947   7.363092    7.612176     7.76606 Yield
98-21             62          92        143         191        224         264        367         455         497 Spread
         ---------------------------------------------------------------------------------------------------------
98-25       5.951968    6.134427   6.388085    6.632546   6.816216    6.972006   7.307409    7.521074    7.653078 Yield
98-25             61          90        141         189        221         261        361         446         486 Spread
         ---------------------------------------------------------------------------------------------------------
98-29        5.93805     6.11742    6.36671    6.606246   6.785514    6.937124   7.251823    7.430141    7.540313 Yield
98-29             60          88        139         186        218         257        356         437         475 Spread
         ---------------------------------------------------------------------------------------------------------
99-01        5.92416    6.100445   6.345373    6.579992   6.754865      6.9023   7.196333    7.339377    7.427767 Yield
99-01             58          87        137         184        214         254        350         428         464 Spread
         ---------------------------------------------------------------------------------------------------------

WAL          15.2291      11.117     8.1171      6.2209     5.1255      4.3851     2.5778      1.5159      1.2086
Mod Durn       9.022       7.386      5.878       4.778      4.093       3.603      2.261       1.381       1.114
Principal   May02 -      May02 -     May02 -     May02 -     May02 -    May02 -     May02 -    May02 -    May02 -
Window      Aug24        Dec18       Aug14       Oct11       Nov09      Jun08       Aug05      Mar04      Oct03

LIBOR_1YR     2.9425
CMT_1YR         2.61        2.61       2.61        2.61       2.61        2.61       2.61        2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - B3

Balance  $4,411,000.00     Delay         24
Coupon   6.87076           Dated     4/1/02
Settle   4/25/02     First Payment  5/25/02

Price    5 CPR,      10 CPR,     15 CPR,    20 CPR,     25 CPR,    30 CPR,     50 CPR,    70 CPR,     80 CPR,
         Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)
         ---------------------------------------------------------------------------------------------------------
95-25       6.294415     6.55227   6.912819    7.277906   7.569285    7.827345   8.671122    9.755459   10.426675 Yield
95-25             95         132        194         253        296         346        498         670         764 Spread
         ---------------------------------------------------------------------------------------------------------
95-29       6.279814    6.534479   6.890494    7.250459   7.537269    7.790992   8.613136    9.660314   10.308461 Yield
95-29             94         130        191         251        293         342        492         660         752 Spread
         ---------------------------------------------------------------------------------------------------------
96-01       6.265243    6.516721   6.868209    7.223062    7.50531    7.754703   8.555253    9.565351   10.190483 Yield
96-01             92         128        189         248        289         339        486         651         740 Spread
         ---------------------------------------------------------------------------------------------------------
96-05       6.250701    6.498998   6.845966    7.195714   7.473407    7.718477   8.497473    9.470569    10.07274 Yield
96-05             91         126        187         245        286         335        480         641         728 Spread
         ---------------------------------------------------------------------------------------------------------
96-09       6.236188    6.481308   6.823763    7.168415   7.441561    7.682314   8.439797    9.375969    9.955231 Yield
96-09             89         125        185         242        283         332        474         632         716 Spread
         ---------------------------------------------------------------------------------------------------------
96-13       6.221706    6.463652   6.801601    7.141166   7.409771    7.646214   8.382223    9.281549    9.837956 Yield
96-13             88         123        183         240        280         328        469         622         705 Spread
         ---------------------------------------------------------------------------------------------------------
96-17       6.207252    6.446029    6.77948    7.113965   7.378037    7.610176   8.324752    9.187309    9.720913 Yield
96-17             86         121        180         237        277         324        463         613         693 Spread
         ---------------------------------------------------------------------------------------------------------
96-21       6.192827     6.42844   6.757399    7.086813   7.346359    7.574201   8.267382    9.093247    9.604103 Yield
96-21             85         119        178         234        274         321        457         603         681 Spread
         ---------------------------------------------------------------------------------------------------------
96-25       6.178432    6.410884   6.735359     7.05971   7.314737    7.538289   8.210115    8.999365    9.487523 Yield
96-25             84         118        176         232        270         317        452         594         670 Spread
         ---------------------------------------------------------------------------------------------------------
96-29       6.164065    6.393361   6.713358    7.032655    7.28317    7.502438   8.152948    8.905661    9.371175 Yield
96-29             82         116        174         229        267         314        446         585         658 Spread
         ---------------------------------------------------------------------------------------------------------
97-01       6.149727    6.375871   6.691398    7.005649   7.251659     7.46665   8.095883    8.812134    9.255055 Yield
97-01             81         114        172         226        264         310        440         575         646 Spread
         ---------------------------------------------------------------------------------------------------------

WAL          15.2291      11.117     8.1171      6.2209     5.1255      4.3851     2.5778      1.5159      1.2086
Mod Durn       8.919       7.316      5.828        4.74      4.063       3.578      2.243       1.368       1.101
Principal    May02 -     May02 -     May02 -    May02 -     May02 -    May02 -     May02 -    May02 -     May02 -
Window       Aug24       Dec18       Aug14      Oct11       Nov09      Jun08       Aug05      Mar04       Oct03

LIBOR_1YR     2.9425
CMT_1YR         2.61        2.61       2.61        2.61       2.61        2.61       2.61        2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_A

Balance  $141,700,000.00  Delay          0
Coupon   2.747            Dated    4/25/02
Settle   4/25/02     First Payment 5/25/02

Price    5 CPR       10 CPR     15 CPR     20 CPR      25 CPR     30 CPR     50 CPR      70 CPR     80 CPR
         ------------------------------------------------------------------------------------------------------
99-12       3.285762   3.689382   4.094462    4.501836   4.902896   5.314765    6.931812   8.536009   9.593695 Yield
99-12             40        128        198         239        279        320         482        642        748 Spread
         ------------------------------------------------------------------------------------------------------
99-16       3.180704   3.503108   3.826557    4.151716   4.471711   4.800212    6.088719   7.365068   8.205564 Yield
99-16             30        109        171         204        236        269         398        525        609 Spread
         ------------------------------------------------------------------------------------------------------
99-20       3.075876   3.317311   3.559439    3.802755   4.042114   4.287747      5.2503   6.202343   6.828508 Yield
99-20             19         90        145         169        193        218         314        409        472 Spread
         ------------------------------------------------------------------------------------------------------
99-24       2.971279   3.131991   3.293104    3.454947   3.614097   3.777359    4.416524   5.047763   5.462425 Yield
99-24              9         72        118         134        150        167         230        294        335 Spread
         ------------------------------------------------------------------------------------------------------
99-28        2.86691   2.947144   3.027548    3.108287   3.187651   3.269037    3.587358   3.901261   4.107212 Yield
99-28             -2         53         92         100        108        116         148        179        200 Spread
         ------------------------------------------------------------------------------------------------------
100-00      2.762769   2.762769   2.762769    2.762769   2.762769   2.762769    2.762769   2.762769   2.762769 Yield
100-00           -12         35         65          65         65         65          65         65         65 Spread
         ------------------------------------------------------------------------------------------------------
100-04      2.658855   2.578864   2.498763    2.418388   2.339442   2.258543    1.942726    1.63222   1.428995 Yield
100-04           -22         16         39          31         23         15         -17        -48        -68 Spread
         ------------------------------------------------------------------------------------------------------
100-08      2.555168   2.395427   2.235526    2.075138   1.917664   1.756349    1.127198   0.509549   0.105793 Yield
100-08           -33         -2         12          -4        -19        -36         -98       -160       -201 Spread
         ------------------------------------------------------------------------------------------------------
100-12      2.451706   2.212456   1.973055    1.733014   1.497424   1.256176    0.316154  -0.605312  -1.206936 Yield
100-12           -43        -20        -14         -38        -61        -86        -180       -272       -332 Spread
         ------------------------------------------------------------------------------------------------------
100-16      2.348469   2.029949   1.711346    1.392011   1.078717   0.758011   -0.490439  -1.712425  -2.509289 Yield
100-16           -53        -38        -40         -72       -103       -135        -260       -382       -462 Spread
         ------------------------------------------------------------------------------------------------------
100-20      2.245456   1.847904   1.450398    1.052123   0.661533   0.261845   -1.292609  -2.811856   -3.80136 Yield
100-20           -64        -57        -66        -106       -145       -185        -340       -492       -591 Spread
         ------------------------------------------------------------------------------------------------------

WAL           1.2445      0.696     0.4829      0.3693        0.3     0.2516      0.1543     0.1118     0.0947
Mod Durn       1.202      0.679      0.473       0.362      0.295      0.247       0.152       0.11      0.093
Principal     May02 -     May02 -    May02 -    May02 -     May02 -    May02 -    May02 -     May02 -    May02 -
Window        Oct04       Sep03      Mar03      Jan03       Nov02      Oct02      Jul02       Jun02      Jun02

LIBOR_1YR     2.9425
CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_B

Balance  $196,500,000.00  Delay          0
Coupon   3.655            Dated    4/25/02
Settle   4/25/02     First Payment 5/25/02

Price    5 CPR       10 CPR     15 CPR     20 CPR      25 CPR     30 CPR     50 CPR      70 CPR     80 CPR
         ------------------------------------------------------------------------------------------------------
99-12       3.841316   3.954171   4.074754    4.201166   4.334128   4.473602    5.119266   6.010787   6.623657 Yield
99-12             96        107        119         132        145        187         301        390        451 Spread
         ------------------------------------------------------------------------------------------------------
99-16       3.809543   3.899747   3.996118    4.097134   4.203372   4.314798    4.830421   5.541846   6.030569 Yield
99-16             93        102        111         122        132        171         272        343        392 Spread
         ------------------------------------------------------------------------------------------------------
99-20        3.77782   3.845413   3.917619    3.993297   4.072876   4.156331    4.542369   5.074599   5.439967 Yield
99-20             90         96        104         111        119        155         243        296        333 Spread
         ------------------------------------------------------------------------------------------------------
99-24       3.746146   3.791168   3.839257    3.889653    3.94264   3.998201    4.255108   4.609039   4.851838 Yield
99-24             86         91         96         101        106        139         214        250        274 Spread
         ------------------------------------------------------------------------------------------------------
99-28       3.714521   3.737012   3.761033    3.786203   3.812663   3.840406    3.968634   4.145157   4.266169 Yield
99-28             83         86         88          90         93        123         186        203        215 Spread
         ------------------------------------------------------------------------------------------------------
100-00      3.682945   3.682945   3.682945    3.682945   3.682945   3.682945    3.682945   3.682945   3.682945 Yield
100-00            80         80         80          80         80        108         157        157        157 Spread
         ------------------------------------------------------------------------------------------------------
100-04      3.651417   3.628966   3.604993    3.579878   3.553483   3.525816    3.398036   3.222394   3.102153 Yield
100-04            77         75         72          70         67         92         129        111         99 Spread
         ------------------------------------------------------------------------------------------------------
100-08      3.619939   3.575075   3.527176    3.477003   3.424278   3.369019    3.113906   2.763497    2.52378 Yield
100-08            74         69         65          60         54         76         100         65         41 Spread
         ------------------------------------------------------------------------------------------------------
100-12      3.588509   3.521273   3.449495    3.374319   3.295328   3.212553     2.83055   2.306245   1.947813 Yield
100-12            71         64         57          49         41         61          72         19        -16 Spread
         ------------------------------------------------------------------------------------------------------
100-16      3.557128   3.467558   3.371949    3.271825   3.166633   3.056417    2.547966   1.850631   1.374239 Yield
100-16            68         59         49          39         28         45          44        -26        -74 Spread
         ------------------------------------------------------------------------------------------------------
100-20      3.525795   3.413931   3.294537     3.16952   3.038192   2.900608    2.266151   1.396646   0.803045 Yield
100-20            64         53         41          29         16         29          15        -72       -131 Spread
         ------------------------------------------------------------------------------------------------------

WAL           4.3797     2.4678     1.6832      1.2627     1.0001     0.8211      0.4494      0.277     0.2193
Mod Durn       3.962      2.314      1.602       1.212      0.965      0.795       0.438      0.271      0.215
Principal    Oct04 -     Sep03 -    Mar03 -     Jan03 -     Nov02 -    Oct02 -    Jul02 -     Jun02 -    Jun02 -
Window       Aug08       Dec05      Oct04       Feb04       Oct03      Jun03      Dec02       Sep02      Aug02

LIBOR_1YR     2.9425
CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_C

Balance  $432,000,000.00  Delay         24
Coupon   5.45             Dated     4/1/02
Settle   4/25/02     First Payment 5/25/02

Price    5 CPR       10 CPR     15 CPR     20 CPR      25 CPR     30 CPR     50 CPR      70 CPR     80 CPR
         ------------------------------------------------------------------------------------------------------
99-12       5.086606    5.27109   5.419768    5.525156   5.593337   5.628034    5.723131   5.862149   5.969007 Yield
99-12            -83        -38         23          69        107        142         242        286        297 Spread
         ------------------------------------------------------------------------------------------------------
99-16       5.071748    5.24953   5.390667    5.487929   5.547333    5.57257    5.622289   5.694799   5.750519 Yield
99-16            -85        -40         20          65        102        137         232        269        275 Spread
         ------------------------------------------------------------------------------------------------------
99-20       5.056914   5.228005   5.361614    5.450765   5.501407   5.517202     5.52164   5.527822   5.532571 Yield
99-20            -86        -42         17          61         98        131         222        253        253 Spread
         ------------------------------------------------------------------------------------------------------
99-24       5.042105   5.206515   5.332609    5.413663    5.45556   5.461931    5.421185   5.361216   5.315159 Yield
99-24            -88        -45         14          57         93        126         212        236        232 Spread
         ------------------------------------------------------------------------------------------------------
99-28       5.027321   5.185062   5.303652    5.376623    5.40979   5.406755    5.320923   5.194981   5.098282 Yield
99-28            -89        -47         11          54         89        120         202        219        210 Spread
         ------------------------------------------------------------------------------------------------------
100-00      5.012562   5.163643   5.274743    5.339645   5.364098   5.351675    5.220854   5.029115   4.881937 Yield
100-00           -91        -49          9          50         84        115         192        203        188 Spread
         ------------------------------------------------------------------------------------------------------
100-04      4.997828   5.142261   5.245882    5.302728   5.318484    5.29669    5.120976   4.863617   4.666123 Yield
100-04           -92        -51          6          46         79        109         182        186        167 Spread
         ------------------------------------------------------------------------------------------------------
100-08      4.983118   5.120913   5.217069    5.265874   5.272947     5.2418    5.021289   4.698486   4.450838 Yield
100-08           -94        -53          3          43         75        104         172        170        145 Spread
         ------------------------------------------------------------------------------------------------------
100-12      4.968433   5.099601   5.188303     5.22908   5.227487   5.187005    4.921793   4.533719    4.23608 Yield
100-12           -95        -55          0          39         70         98         162        153        124 Spread
         ------------------------------------------------------------------------------------------------------
100-16      4.953772   5.078324   5.159585    5.192348   5.182104   5.132304    4.822486   4.369316   4.021846 Yield
100-16           -97        -57         -3          35         66         93         152        137        102 Spread
         ------------------------------------------------------------------------------------------------------
100-20      4.939136   5.057082   5.130913    5.155677   5.136797   5.077697    4.723369   4.205276   3.808135 Yield
100-20           -98        -60         -6          32         61         87         142        121         81 Spread
         ------------------------------------------------------------------------------------------------------

WAL           11.795     7.3464     5.1395      3.8777     3.0637     2.4987      1.3271     0.7871     0.5996
Mod Durn       8.446       5.82      4.312       3.371      2.728      2.263       1.246      0.752      0.576
Principal    Aug08 -     Dec05 -    Oct04 -     Feb04 -     Oct03 -    Jun03 -    Dec02 -     Sep02 -    Aug02 -
Window       Nov20       Dec14      May11       Mar09       Oct07      Oct06      Aug04       Sep03      Apr03

LIBOR_1YR     2.9425
CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A1_D

Balance  $176,777,000.00  Delay         24
Coupon   5.989            Dated     4/1/02
Settle   4/25/02     First Payment 5/25/02

Price    5 CPR       10 CPR     15 CPR     20 CPR      25 CPR     30 CPR     50 CPR      70 CPR     80 CPR
         ------------------------------------------------------------------------------------------------------
99-12       5.089746   5.161295   5.262571    5.381952   5.515304   5.660491    6.039054   6.170887   6.214738 Yield
99-12            -83        -76        -66         -54        -28          4         126        216        265 Spread
         ------------------------------------------------------------------------------------------------------
99-16       5.079963   5.149901   5.248887    5.365565   5.495897   5.637777    5.999963   6.106772   6.130683 Yield
99-16            -84        -77        -67         -56        -30          2         122        210        257 Spread
         ------------------------------------------------------------------------------------------------------
99-20       5.070198   5.138527   5.235226    5.349207   5.476523     5.6151    5.960938    6.04277   6.046781 Yield
99-20            -85        -78        -69         -57        -32          0         118        204        248 Spread
         ------------------------------------------------------------------------------------------------------
99-24       5.060451   5.127173   5.221589    5.332876   5.457181   5.592462    5.921978   5.978881   5.963034 Yield
99-24            -86        -79        -70         -59        -34         -2         114        197        240 Spread
         ------------------------------------------------------------------------------------------------------
99-28       5.050722   5.115838   5.207975    5.316572   5.437872   5.569861    5.883084   5.915105   5.879441 Yield
99-28            -87        -81        -71         -60        -36         -5         110        191        232 Spread
         ------------------------------------------------------------------------------------------------------
100-00       5.04101   5.104524   5.194385    5.300296   5.418595   5.547298    5.844255   5.851441   5.796001 Yield
100-00           -88        -82        -73         -62        -38         -7         106        184        223 Spread
         ------------------------------------------------------------------------------------------------------
100-04      5.031315   5.093229   5.180818    5.284048    5.39935   5.524772    5.805492   5.787889   5.712713 Yield
100-04           -89        -83        -74         -64        -39         -9         102        178        215 Spread
         ------------------------------------------------------------------------------------------------------
100-08      5.021638   5.081954   5.167274    5.267827   5.380138   5.502283    5.766794   5.724448   5.629577 Yield
100-08           -90        -84        -75         -65        -41        -11          99        172        207 Spread
         ------------------------------------------------------------------------------------------------------
100-12      5.011978   5.070698   5.153753    5.251633   5.360957   5.479832     5.72816   5.661119   5.546594 Yield
100-12           -91        -85        -77         -67        -43        -14          95        165        198 Spread
         ------------------------------------------------------------------------------------------------------
100-16      5.002336   5.059463   5.140255    5.235467   5.341808   5.457419    5.689591     5.5979   5.463761 Yield
100-16           -92        -86        -78         -69        -45        -16          91        159        190 Spread
         ------------------------------------------------------------------------------------------------------
100-20      4.992711   5.048246    5.12678    5.219327   5.322692   5.435042    5.651086   5.534792   5.381079 Yield
100-20           -93        -87        -79         -70        -47        -18          87        153        182 Spread
         ------------------------------------------------------------------------------------------------------

WAL           22.645    17.7577    13.6314      10.682     8.5892     7.0647      3.7274     2.1576      1.616
Mod Durn      12.831     11.013      9.169       7.656      6.464      5.523       3.209      1.957      1.493
Principal    Nov20 -     Dec14 -    May11 -     Mar09 -     Oct07 -    Oct06 -    Aug04 -     Sep03 -    Apr03 -
Window       Sep31       Sep31      Sep31       Sep31       Sep31      Sep31      Oct29       Mar21      Aug16

LIBOR_1YR     2.9425
CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A2

Balance  $130,952,000.00  Delay         24
Coupon   6.317            Dated     4/1/02
Settle   4/25/02     First Payment 5/25/02

Price    5 CPR       10 CPR     15 CPR     20 CPR      25 CPR     30 CPR     50 CPR      70 CPR     80 CPR
         ------------------------------------------------------------------------------------------------------
100-12      5.489437   5.634766   5.744005    5.819501   5.864511   5.882395    5.752718   5.382122   5.078027 Yield
100-12           -43         -3         50          90        126        157         237        238        208 Spread
         ------------------------------------------------------------------------------------------------------
100-16      5.471808   5.610716   5.712988    5.781034   5.818052   5.827365    5.656233   5.224269    4.87288 Yield
100-16           -45         -5         47          86        121        151         227        222        187 Spread
         ------------------------------------------------------------------------------------------------------
100-20      5.454217   5.586725    5.68205    5.742667   5.771717   5.772482    5.560024   5.066906   4.668403 Yield
100-20           -47         -8         44          82        116        146         217        207        167 Spread
         ------------------------------------------------------------------------------------------------------
100-24      5.436667   5.562792   5.651189    5.704398   5.725503   5.717747    5.464091   4.910029   4.464594 Yield
100-24           -48        -10         41          78        112        140         208        191        146 Spread
         ------------------------------------------------------------------------------------------------------
100-28      5.419155   5.538917   5.620406    5.666229   5.679411   5.663158    5.368432   4.753637    4.26145 Yield
100-28           -50        -13         38          74        107        135         198        175        126 Spread
         ------------------------------------------------------------------------------------------------------
101-00      5.401683   5.515099   5.589701    5.628158    5.63344   5.608716    5.273046   4.597726   4.058967 Yield
101-00           -52        -15         35          71        102        129         189        160        106 Spread
         ------------------------------------------------------------------------------------------------------
101-04       5.38425   5.491339   5.559072    5.590185    5.58759   5.554419    5.177932   4.442296   3.857142 Yield
101-04           -54        -17         32          67         98        124         179        144         86 Spread
         ------------------------------------------------------------------------------------------------------
101-08      5.366856   5.467636   5.528521     5.55231   5.541861   5.500266    5.083088   4.287344   3.655971 Yield
101-08           -55        -20         28          63         93        118         170        129         66 Spread
         ------------------------------------------------------------------------------------------------------
101-12        5.3495   5.443989   5.498045    5.514532   5.496251   5.446258    4.988514   4.132867   3.455453 Yield
101-12           -57        -22         25          59         89        113         160        113         46 Spread
         ------------------------------------------------------------------------------------------------------
101-16      5.332183   5.420399   5.467646    5.476851    5.45076   5.392394    4.894208   3.978864   3.255583 Yield
101-16           -59        -24         22          56         84        108         151         98         26 Spread
         ------------------------------------------------------------------------------------------------------
101-20      5.314905   5.396866   5.437323    5.439266   5.405388   5.338673     4.80017   3.825333   3.056359 Yield
101-20           -61        -27         19          52         80        102         141         83          6 Spread
         ------------------------------------------------------------------------------------------------------

WAL          11.0652     7.4493      5.397      4.1298     3.2841     2.6868      1.4227     0.8376     0.6357
Mod Durn       7.062      5.181      4.019       3.242      2.685      2.267       1.294      0.792       0.61
Principal    May02 -     May02 -     May02 -     May02 -     May02 -    May02 -    May02 -     May02 -    May02 -
Window       Aug31       Aug31       Aug31       Aug31       Aug31      Aug31      Dec29       Sep19      Jun15

LIBOR_1YR     2.9425
CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - B1

Balance  $9,924,000.00    Delay         24
Coupon   6.87076          Dated     4/1/02
Settle   4/25/02     First Payment 5/25/02

Price    5 CPR       10 CPR     15 CPR     20 CPR      25 CPR     30 CPR     50 CPR      70 CPR     80 CPR
         ------------------------------------------------------------------------------------------------------
99-00       5.918173   6.073243   6.289782    6.496261   6.642256   6.754018    7.059222   7.241147   7.317329 Yield
99-00             56         82        121         166        195        216         316        373        409 Spread
         ------------------------------------------------------------------------------------------------------
99-04       5.904458   6.056805   6.269473    6.471574   6.613792   6.722191      7.0118   7.172564   7.235057 Yield
99-04             55         80        119         164        192        212         311        366        401 Spread
         ------------------------------------------------------------------------------------------------------
99-08       5.890769   6.040399   6.249202    6.446933   6.585381   6.690424    6.964469   7.104121   7.152961 Yield
99-08             54         78        117         161        189        209         306        359        393 Spread
         ------------------------------------------------------------------------------------------------------
99-12       5.877108   6.024025    6.22897    6.422339   6.557024   6.658715    6.917228   7.035818   7.071039 Yield
99-12             52         77        115         159        187        206         302        353        384 Spread
         ------------------------------------------------------------------------------------------------------
99-16       5.863473   6.007682   6.208777    6.397792    6.52872   6.627065    6.870077   6.967656   6.989292 Yield
99-16             51         75        113         156        184        203         297        346        376 Spread
         ------------------------------------------------------------------------------------------------------
99-20       5.849866    5.99137   6.188621    6.373292   6.500469   6.595474    6.823015   6.899633   6.907718 Yield
99-20             50         73        111         154        181        200         292        339        368 Spread
         ------------------------------------------------------------------------------------------------------
99-24       5.836285   5.975089   6.168504    6.348837    6.47227   6.563942    6.776043   6.831749   6.826317 Yield
99-24             48         72        109         152        178        197         288        332        360 Spread
         ------------------------------------------------------------------------------------------------------
99-28       5.822731    5.95884   6.148425    6.324429   6.444125   6.532468    6.729159   6.764004   6.745089 Yield
99-28             47         70        107         149        175        193         283        325        352 Spread
         ------------------------------------------------------------------------------------------------------
100-00      5.809203   5.942621   6.128384    6.300067   6.416032   6.501052    6.682364   6.696397   6.664032 Yield
100-00            45         69        105         147        172        190         278        319        344 Spread
         ------------------------------------------------------------------------------------------------------
100-04      5.795702   5.926434   6.108381    6.275751   6.387992   6.469694    6.635657   6.628927   6.583147 Yield
100-04            44         67        103         144        170        187         274        312        336 Spread
         ------------------------------------------------------------------------------------------------------
100-08      5.782228   5.910277   6.088416     6.25148   6.360003   6.438394    6.589038   6.561595   6.502432 Yield
100-08            43         65        101         142        167        184         269        305        328 Spread
         ------------------------------------------------------------------------------------------------------

WAL          15.6825     11.944     8.9611      6.9529     5.7866     5.0216      3.1305     2.0802     1.7079
Mod Durn       9.187      7.664      6.203       5.103      4.425      3.957       2.656      1.838      1.533
Principal    May02 -     May02 -    May02 -     May02 -     May02 -    May02 -    May02 -     May02 -    May02 -
Window       Sep31       Sep31      Sep31       Sep31       Sep31      Sep31      Jul28       Jul19      Dec15

LIBOR_1YR     2.9425
CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - B2

Balance  $6,065,000.00    Delay         24
Coupon   6.87076          Dated     4/1/02
Settle   4/25/02     First Payment 5/25/02

Price    5 CPR       10 CPR     15 CPR     20 CPR      25 CPR     30 CPR     50 CPR      70 CPR     80 CPR
         ------------------------------------------------------------------------------------------------------
97-25       6.053345   6.235187   6.489851    6.739453   6.922626   7.067477    7.526372   7.917328   8.128801 Yield
97-25             70         98        141         191        223        247         363        441        490 Spread
         ------------------------------------------------------------------------------------------------------
97-29       6.039359   6.218435   6.469158      6.7143   6.893631   7.035062    7.478055   7.847344   8.044786 Yield
97-29             68         96        139         188        220        244         358        434        482 Spread
         ------------------------------------------------------------------------------------------------------
98-01       6.025402   6.201717   6.448505    6.689196    6.86469   7.002708    7.429831   7.777506   7.960952 Yield
98-01             67         95        137         186        217        240         353        427        473 Spread
         ------------------------------------------------------------------------------------------------------
98-05       6.011472   6.185031   6.427891     6.66414   6.835805   6.970416      7.3817   7.707813     7.8773 Yield
98-05             66         93        135         183        214        237         348        420        465 Spread
         ------------------------------------------------------------------------------------------------------
98-09        5.99757   6.168377   6.407318    6.639132   6.806975   6.938183    7.333661   7.638265   7.793828 Yield
98-09             64         91        133         181        212        234         343        413        457 Spread
         ------------------------------------------------------------------------------------------------------
98-13       5.983697   6.151756   6.386783    6.614172   6.778199   6.906012    7.285715   7.568861   7.710535 Yield
98-13             63         90        131         178        209        231         339        406        448 Spread
         ------------------------------------------------------------------------------------------------------
98-17       5.969851   6.135167   6.366289    6.589259   6.749478   6.873901    7.237861   7.499601   7.627421 Yield
98-17             62         88        129         176        206        228         334        399        440 Spread
         ------------------------------------------------------------------------------------------------------
98-21       5.956032    6.11861   6.345833    6.564395   6.720811    6.84185    7.190098   7.430484   7.544486 Yield
98-21             60         86        127         173        203        224         329        392        432 Spread
         ------------------------------------------------------------------------------------------------------
98-25       5.942241   6.102085   6.325417    6.539577   6.692198   6.809859    7.142427    7.36151   7.461729 Yield
98-25             59         85        125         171        200        221         324        385        424 Spread
         ------------------------------------------------------------------------------------------------------
98-29       5.928478   6.085592    6.30504    6.514807    6.66364   6.777927    7.094847   7.292678   7.379148 Yield
98-29             57         83        123         168        197        218         319        378        415 Spread
         ------------------------------------------------------------------------------------------------------
99-01       5.914742    6.06913   6.284701    6.490085   6.635135   6.746056    7.047358   7.223988   7.296745 Yield
99-01             56         81        121         166        194        215         315        371        407 Spread
         ------------------------------------------------------------------------------------------------------

WAL          15.6825     11.944     8.9611      6.9529     5.7866     5.0216      3.1305     2.0802     1.7079
Mod Durn       9.122      7.614      6.163        5.07      4.398      3.934        2.64      1.824       1.52
Principal     May02 -     May02 -    May02 -    May02 -     May02 -    May02 -    May02 -     May02 -    May02 -
Window        Sep31       Sep31      Sep31      Sep31       Sep31      Sep31      Jan28       Feb19      Aug15

LIBOR_1YR     2.9425
CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - B3

Balance  $4,411,000.00    Delay         24
Coupon   6.87076          Dated     4/1/02
Settle   4/25/02     First Payment 5/25/02

Price    5 CPR       10 CPR     15 CPR     20 CPR      25 CPR     30 CPR     50 CPR      70 CPR     80 CPR
         ------------------------------------------------------------------------------------------------------
95-25       6.281024   6.507742   6.826485    7.148611   7.394217   7.594592    8.312374   9.057319   9.498269 Yield
95-25             93        125        175         231        270        300         441        555        627 Spread
         ------------------------------------------------------------------------------------------------------
95-29       6.266574   6.490452   6.805134    7.122662   7.364313   7.561171    8.262524   8.984932    9.41126 Yield
95-29             91        123        173         229        267        296         436        547        619 Spread
         ------------------------------------------------------------------------------------------------------
96-01       6.252154   6.473197   6.783825    7.096764   7.334467   7.527816    8.212771   8.912699   9.324442 Yield
96-01             90        122        170         226        264        293         431        540        610 Spread
         ------------------------------------------------------------------------------------------------------
96-05       6.237764   6.455977   6.762559    7.070917   7.304679   7.494524    8.163117    8.84062   9.237816 Yield
96-05             88        120        168         224        261        290         426        533        601 Spread
         ------------------------------------------------------------------------------------------------------
96-09       6.223404   6.438791   6.741334     7.04512   7.274949   7.461296     8.11356   8.768694   9.151381 Yield
96-09             87        118        166         221        258        286         421        526        593 Spread
         ------------------------------------------------------------------------------------------------------
96-13       6.209072   6.421639   6.720151    7.019374   7.245276   7.428132      8.0641    8.69692   9.065136 Yield
96-13             85        116        164         219        255        283         416        519        584 Spread
         ------------------------------------------------------------------------------------------------------
96-17       6.194771   6.404521    6.69901    6.993678   7.215661   7.395032    8.014737   8.625299    8.97908 Yield
96-17             84        115        162         216        252        280         411        512        575 Spread
         ------------------------------------------------------------------------------------------------------
96-21       6.180498   6.387437    6.67791    6.968033   7.186103   7.361995    7.965471   8.553829   8.893214 Yield
96-21             83        113        160         213        249        276         406        504        567 Spread
         ------------------------------------------------------------------------------------------------------
96-25       6.166255   6.370386   6.656851    6.942437   7.156602   7.329021    7.916301    8.48251   8.807535 Yield
96-25             81        111        158         211        247        273         402        497        558 Spread
         ------------------------------------------------------------------------------------------------------
96-29        6.15204    6.35337   6.635833    6.916891   7.127158    7.29611    7.867227   8.411341   8.722044 Yield
96-29             80        110        156         208        244        270         397        490        550 Spread
         ------------------------------------------------------------------------------------------------------
97-01       6.137855   6.336387   6.614857    6.891395    7.09777   7.263261    7.818249   8.340322    8.63674 Yield
97-01             78        108        154         206        241        267         392        483        541 Spread
         ------------------------------------------------------------------------------------------------------

WAL          15.6825     11.944     8.9611      6.9529     5.7866     5.0216      3.1305     2.0802     1.7079
Mod Durn       9.014      7.531      6.098       5.017      4.353      3.895       2.612        1.8      1.498
Principal     May02 -     May02 -    May02 -     May02 -     May02 -    May02 -    May02 -     May02 -    May02 -
Window        Sep31       Sep31      Sep31       Sep31       Sep31      Sep31      Sep27       Nov18      Jun15

LIBOR_1YR     2.9425
CMT_1YR         2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_A

TO MATURITY
Balance    $144,034,000.00      Delay          0
Coupon     2.809                Dated          4/25/02
Settle     4/25/02              First Payment  5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
99-12             4.1576        4.56525       4.96661        5.37879       6.99664 Yield
                     198            239           279            320           482 Spread
           ------------------------------------------------------------------------
99-16            3.88961        4.21499       4.53523        4.86397       6.15312 Yield
                     171            204           236            269           398 Spread
           ------------------------------------------------------------------------
99-20            3.62241        3.86589       4.10543        4.35125       5.31428 Yield
                     145            169           193            218           314 Spread
           ------------------------------------------------------------------------
99-24            3.35599        3.51794       3.67721         3.8406       4.48008 Yield
                     118            134           150            167           231 Spread
           ------------------------------------------------------------------------
99-28            3.09035        3.17115       3.25057        3.33202       3.65049 Yield
                      92            100           108            116           148 Spread
           ------------------------------------------------------------------------
100-00           2.82549        2.82549       2.82549        2.82549       2.82549 Yield
                      65             65            65             65            65 Spread
           ------------------------------------------------------------------------
100-04            2.5614        2.48097       2.40197        2.32101       2.00503 Yield
                      39             31            23             15           -17 Spread
           ------------------------------------------------------------------------
100-08           2.29808        2.13758       1.97999        1.81856        1.1891 Yield
                      12             -4           -20            -36           -99 Spread
           ------------------------------------------------------------------------
100-12           2.03553        1.79532       1.55956        1.31813       0.37764 Yield
                     -14            -38           -62            -86          -180 Spread
           ------------------------------------------------------------------------
100-16           1.77374        1.45418       1.14066        0.81971      -0.42935 Yield
                     -40            -72          -103           -136          -260 Spread
           ------------------------------------------------------------------------
100-20            1.5127        1.11416       0.72328         0.3233      -1.23192 Yield
                     -66           -106          -145           -185          -341 Spread
           ------------------------------------------------------------------------

WAL                0.483          0.369           0.3          0.252         0.154
Principal      May02 -          May02 -        May02 -        May02 -        May02 -
Window         Mar03            Jan03          Nov02          Oct02          Jul02

CMT_1YR              2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_B

TO MATURITY
Balance    $199,714,000.00        Delay             0
Coupon     3.85                   Dated       4/25/02
Settle     4/25/02        First Payment       5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
99-12            4.27376        4.40035       4.53351        4.67316       5.31977 Yield
                     119            132           145            192           314 Spread
           ------------------------------------------------------------------------
99-16            4.19493         4.2961       4.40249        4.51406       5.03044 Yield
                     111            122           132            176           286 Spread
           ------------------------------------------------------------------------
99-20            4.11625        4.19203       4.27173        4.35529        4.7419 Yield
                     104            111           119            160           257 Spread
           ------------------------------------------------------------------------
99-24             4.0377        4.08817       4.14123        4.19686       4.45415 Yield
                      96            101           106            144           228 Spread
           ------------------------------------------------------------------------
99-28            3.95929        3.98449       4.01099        4.03877       4.16719 Yield
                      88             90            93            128           199 Spread
           ------------------------------------------------------------------------
100-00           3.88101        3.88101       3.88101        3.88101       3.88101 Yield
                      80             80            80            113           171 Spread
           ------------------------------------------------------------------------
100-04           3.80288        3.77772       3.75129        3.72359       3.59562 Yield
                      72             70            67             97           142 Spread
           ------------------------------------------------------------------------
100-08           3.72487        3.67463       3.62183         3.5665       3.31101 Yield
                      64             59            54             81           114 Spread
           ------------------------------------------------------------------------
100-12           3.64701        3.57172       3.49262        3.40974       3.02717 Yield
                      57             49            41             65            85 Spread
           ------------------------------------------------------------------------
100-16           3.56928        3.46901       3.36367        3.25331       2.74411 Yield
                      49             39            28             50            57 Spread
           ------------------------------------------------------------------------
100-20           3.49168        3.36648       3.23497         3.0972       2.46182 Yield
                      41             29            15             34            29 Spread
           ------------------------------------------------------------------------

WAL                1.684          1.263             1          0.821         0.449
Principal       Mar03 -        Jan03 -         Nov02 -        Oct02 -        Jul02 -
Window          Oct04          Feb04           Oct03          Jun03          Dec02

CMT_1YR              2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A1_C

TO MATURITY
Balance    $424,906,000.00        Delay            24
Coupon     5.689                  Dated        4/1/02
Settle     4/25/02        First Payment       5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
99-12            5.73345         5.8009        5.8447        5.86844       5.95964 Yield
                      29             72           108            145           261 Spread
           ------------------------------------------------------------------------
99-16            5.70367        5.76282       5.79762        5.81163       5.85639 Yield
                      26             68           104            139           251 Spread
           ------------------------------------------------------------------------
99-20            5.67393         5.7248       5.75061        5.75492       5.75334 Yield
                      23             65            99            133           241 Spread
           ------------------------------------------------------------------------
99-24            5.64425        5.68684       5.70368        5.69831       5.65049 Yield
                      20             61            94            128           230 Spread
           ------------------------------------------------------------------------
99-28            5.61462        5.64895       5.65683        5.64179       5.54784 Yield
                      17             57            90            122           220 Spread
           ------------------------------------------------------------------------
100-00           5.58504        5.61112       5.61006        5.58538       5.44538 Yield
                      14             53            85            116           210 Spread
           ------------------------------------------------------------------------
100-04            5.5555        5.57336       5.56337        5.52906       5.34312 Yield
                      11             49            80            111           200 Spread
           ------------------------------------------------------------------------
100-08           5.52602        5.53566       5.51676        5.47284       5.24106 Yield
                       8             46            76            105           190 Spread
           ------------------------------------------------------------------------
100-12           5.49658        5.49802       5.47023        5.41671       5.13919 Yield
                       5             42            71             99           179 Spread
           ------------------------------------------------------------------------
100-16           5.46719        5.46044       5.42378        5.36068       5.03752 Yield
                       2             38            66             94           169 Spread
           ------------------------------------------------------------------------
100-20           5.43785        5.42293        5.3774        5.30475       4.93604 Yield
                      -1             34            62             88           159 Spread
           ------------------------------------------------------------------------

WAL                5.042          3.801             3          2.444         1.298
Principal      Oct04 -         Feb04 -        Oct03 -         Jun03 -        Dec02 -
Window         Jan11           Dec08          Jul07           Aug06          Jul04

CMT_1YR              2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A1_D

TO MATURITY
Balance    $186,927,000.00        Delay            24
Coupon     6.262                  Dated        4/1/02
Settle     4/25/02        First Payment       5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
99-12            5.73379        5.83013       5.93806        6.05476       6.34198 Yield
                     -34            -25             0             29           133 Spread
           ------------------------------------------------------------------------
99-16            5.71958        5.81318       5.91803        6.03136       6.30169 Yield
                     -36            -26            -2             27           129 Spread
           ------------------------------------------------------------------------
99-20            5.70539        5.79625       5.89803        6.00799       6.26148 Yield
                     -37            -28            -4             24           125 Spread
           ------------------------------------------------------------------------
99-24            5.69122        5.77935       5.87807        5.98467       6.22133 Yield
                     -39            -30            -6             22           121 Spread
           ------------------------------------------------------------------------
99-28            5.67708        5.76248       5.85815        5.96138       6.18124 Yield
                     -40            -31            -8             20           117 Spread
           ------------------------------------------------------------------------
100-00           5.66296        5.74564       5.83826        5.93813       6.14123 Yield
                     -41            -33           -10             17           113 Spread
           ------------------------------------------------------------------------
100-04           5.64887        5.72883        5.8184        5.91492       6.10128 Yield
                     -43            -35           -12             15           109 Spread
           ------------------------------------------------------------------------
100-08            5.6348        5.71205       5.79857        5.89175       6.06141 Yield
                     -44            -36           -14             13           105 Spread
           ------------------------------------------------------------------------
100-12           5.62076         5.6953       5.77878        5.86862        6.0216 Yield
                     -46            -38           -16             10           101 Spread
           ------------------------------------------------------------------------
100-16           5.60674        5.67857       5.75902        5.84552       5.98185 Yield
                     -47            -40           -18              8            97 Spread
           ------------------------------------------------------------------------
100-20           5.59275        5.66187       5.73929        5.82247       5.94217 Yield
                     -48            -41           -20              6            93 Spread
           ------------------------------------------------------------------------

WAL                13.39         10.479         8.417          6.914          3.63
Principal       Jan11 -        Dec08 -         Jul07 -        Aug06 -        Jul04 -
Window          Feb30          Feb30           Feb30          Feb30          Oct29

CMT_1YR              2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A2

TO MATURITY
Balance    $132,094,000.00        Delay            24
Coupon     6.568                  Dated        4/1/02
Settle     4/25/02        First Payment       5/25/02
Curve as of 4/1/02

Price      15 CPR        20 CPR         25 CPR        30 CPR         50 CPR
           ------------------------------------------------------------------------
100-12           6.06125         6.1175        6.1471        6.15269       5.99366 Yield
                      56             93           128            159           252 Spread
           ------------------------------------------------------------------------
100-16           6.02977        6.07853       6.10006        6.09699       5.89597 Yield
                      52             89           123            154           242 Spread
           ------------------------------------------------------------------------
100-20           5.99837        6.03966       6.05316        6.04144       5.79855 Yield
                      49             85           119            148           232 Spread
           ------------------------------------------------------------------------
100-24           5.96705         6.0009       6.00638        5.98604       5.70142 Yield
                      46             81           114            143           223 Spread
           ------------------------------------------------------------------------
100-28           5.93581        5.96223       5.95972        5.93079       5.60456 Yield
                      43             77           109            137           213 Spread
           ------------------------------------------------------------------------
101-00           5.90465        5.92366       5.91318        5.87569       5.50798 Yield
                      40             74           105            132           203 Spread
           ------------------------------------------------------------------------
101-04           5.87356        5.88519       5.86677        5.82073       5.41167 Yield
                      37             70           100            126           194 Spread
           ------------------------------------------------------------------------
101-08           5.84256        5.84682       5.82048        5.76592       5.31564 Yield
                      34             66            96            121           184 Spread
           ------------------------------------------------------------------------
101-12           5.81163        5.80855       5.77431        5.71126       5.21989 Yield
                      31             62            91            115           175 Spread
           ------------------------------------------------------------------------
101-16           5.78078        5.77038       5.72826        5.65675        5.1244 Yield
                      28             58            86            110           165 Spread
           ------------------------------------------------------------------------
101-20              5.75        5.73231       5.68234        5.60238       5.02919 Yield
                      24             54            82            104           156 Spread
           ------------------------------------------------------------------------

WAL                5.369          4.108         3.265          2.669         1.409
Principal       May02 -         May02 -        May02 -       May02 -        May02 -
Window          Sep31           Sep31          Sep31         Sep31          Dec29

CMT_1YR              2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A2  -- To Reset

Balance      $132,094,000.00Delay         24
Coupon       6.358          Dated     4/1/02
Settle       4/25/02    First Payment5/25/02
Reset        June 2007

Price   5 CPR,     10 CPR,   15 CPR,    20 CPR,   25 CPR,    30 CPR,   40 CPR,    50 CPR,   70 CPR,    80 CPR,   90 CPR,
        Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)
        --------------------------------------------------------------------------------------------------------------------
100-12    6.227067  6.198797   6.166746   6.13108   6.090909  6.045596   5.923762  5.764866   5.327166  5.005026     4.4483 Yield
               116       130        146       160        177       192        224       249        233       201        145 Spread
        --------------------------------------------------------------------------------------------------------------------
100-16    6.193516  6.160868   6.123856  6.082673   6.036289  5.983973   5.843286  5.659792   5.154426  4.782596     4.1401 Yield
               113       126        142       155        172       186        216       239        215       178        114 Spread
        --------------------------------------------------------------------------------------------------------------------
100-20     6.16002  6.123007   6.081048  6.034364   5.981789  5.922491   5.763009  5.554987   4.982174  4.560845      3.833 Yield
               109       122        138       150        166       179        208       228        198       156         83 Spread
        --------------------------------------------------------------------------------------------------------------------
100-24     6.12658  6.085212   6.038321  5.986154   5.927406  5.861151   5.682929  5.450451   4.810407   4.33977     3.5269 Yield
               106       119        133       145        161       173        200       218        181       134         53 Spread
        --------------------------------------------------------------------------------------------------------------------
100-28    6.093195  6.047486   5.995677  5.938042   5.873142  5.799952   5.603046  5.346181   4.639125  4.119368     3.2219 Yield
               103       115        129       140        155       167        192       208        164       112         22 Spread
        --------------------------------------------------------------------------------------------------------------------
101-00    6.059866  6.009826   5.953113  5.890028   5.818995  5.738893   5.523358  5.242176   4.468324  3.899636     2.9179 Yield
                99       111        125       136        150       161        184       197        147        90         -8 Spread
        --------------------------------------------------------------------------------------------------------------------
101-04    6.026591  5.972233   5.910631  5.842112   5.764966  5.677973   5.443866  5.138437   4.298003   3.68057     2.6149 Yield
                96       107        120       131        145       155        176       187        130        68        -39 Spread
        --------------------------------------------------------------------------------------------------------------------
101-08    5.993371  5.934707   5.868229  5.794293   5.711053  5.617193   5.364568   5.03496   4.128159  3.462167     2.3129 Yield
                93       104        116       126        139       149        168       176        113        46        -69 Spread
        --------------------------------------------------------------------------------------------------------------------
101-12    5.960205  5.897247   5.825908  5.746571   5.657256  5.556551   5.285464  4.931747    3.95879  3.244424     2.0119 Yield
                89       100        112       121        134       143        161       166         96        24        -99 Spread
        --------------------------------------------------------------------------------------------------------------------
101-16    5.927094  5.859853   5.783666  5.698946   5.603575  5.496048   5.206552  4.828794   3.789895  3.027339      1.712 Yield
                86        96        108       116        129       137        153       156         79         3       -129 Spread
        --------------------------------------------------------------------------------------------------------------------
101-20    5.894037  5.822525   5.741505  5.651417   5.550009  5.435682   5.127832  4.726102    3.62147  2.810908      1.413 Yield
                83        92        104       112        123       131        145       146         62       -19       -159 Spread
        --------------------------------------------------------------------------------------------------------------------

WAL          4.406     3.864      3.386     2.974      2.612     2.293      1.714     1.284      0.759     0.583      0.416
Mod Durn     3.701     3.276      2.898     2.569      2.279     2.021      1.549     1.187      0.723     0.562      0.406
Principal    May02 -    May02 -     May02 -   May02 -   May02 -    May02 -   May02 -    May02 -    May02 -   May02 -    May02 -
Window       Jun07      Jun07       Jun07     Jun07     Jun07      Jun07     Sep06      Aug05      Mar04     Oct03      Apr03
             ----------------------------------------------------------------------------------------
Outstanding
 Bal         94,674,803.84  71,001,822.04  52,571,476.85  38,622,889.24  27,684,043.55  19,330,846.65
             -----------------------------------------------------------------------------------------
Factor           71.672%        53.751%        39.799%        29.239%        20.958%        14.634%
             -----------------------------------------------------------------------------------------

CMT_1YR            2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_A

Balance   $144,034,000.00         Delay              0
Coupon    2.809                   Dated        4/25/02
Settle    4/25/02         First Payment        5/25/02
Curve as of 4/1/02

Price     5 CPR,         10 CPR,        15 CPR,        20 CPR,        25 CPR,        30 CPR,        50 CPR,
          Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)
          ---------------------------------------------------------------------------------------------------------
99-12            3.34825        3.75217         4.1576        4.56525        4.96661        5.37879        6.99664 Yield
                      27            122            198            239            279            320            482 Spread
          ---------------------------------------------------------------------------------------------------------
99-16            3.24324        3.56589        3.88961        4.21499        4.53523        4.86397        6.15312 Yield
                      16            104            171            204            236            269            398 Spread
          ---------------------------------------------------------------------------------------------------------
99-20            3.13846        3.38007        3.62241        3.86589        4.10543        4.35125        5.31428 Yield
                       6             85            145            169            193            218            314 Spread
          ---------------------------------------------------------------------------------------------------------
99-24            3.03391        3.19474        3.35599        3.51794        3.67721         3.8406        4.48008 Yield
                      -5             66            118            134            150            167            231 Spread
          ---------------------------------------------------------------------------------------------------------
99-28            2.92958        3.00988        3.09035        3.17115        3.25057        3.33202        3.65049 Yield
                     -15             48             92            100            108            116            148 Spread
          ---------------------------------------------------------------------------------------------------------
100-00           2.82549        2.82549        2.82549        2.82549        2.82549        2.82549        2.82549 Yield
                     -25             30             65             65             65             65             65 Spread
          ---------------------------------------------------------------------------------------------------------
100-04           2.72162        2.64157         2.5614        2.48097        2.40197        2.32101        2.00503 Yield
                     -36             11             39             31             23             15            -17 Spread
          ---------------------------------------------------------------------------------------------------------
100-08           2.61798        2.45812        2.29808        2.13758        1.97999        1.81856         1.1891 Yield
                     -46             -7             12             -4            -20            -36            -99 Spread
          ---------------------------------------------------------------------------------------------------------
100-12           2.51457        2.27513        2.03553        1.79532        1.55956        1.31813        0.37764 Yield
                     -57            -26            -14            -38            -62            -86           -180 Spread
          ---------------------------------------------------------------------------------------------------------
100-16           2.41138        2.09261        1.77374        1.45418        1.14066        0.81971       -0.42935 Yield
                     -67            -44            -40            -72           -103           -136           -260 Spread
          ---------------------------------------------------------------------------------------------------------
100-20           2.30841        1.91056         1.5127        1.11416        0.72328         0.3233       -1.23192 Yield
                     -77            -62            -66           -106           -145           -185           -341 Spread
          ---------------------------------------------------------------------------------------------------------

WAL                1.246          0.696          0.483          0.369            0.3          0.252          0.154
Principal        May02 -        May02 -        May02 -         May02 -        May02 -        May02 -        May02 -
Window           Oct04          Sep03          Mar03           Jan03          Nov02          Oct02          Jul02

CMT_1YR                                            2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_B

Balance    $199,714,000.00        Delay              0
Coupon     3.85                   Dated        4/25/02
Settle     4/25/02        First Payment        5/25/02
Curve as of 4/1/02

Price      15 CPR,        20 CPR,       25 CPR,        30 CPR,        50 CPR,
           Call (Y)       Call (Y)      Call (Y)       Call (Y)       Call (Y)
           -------------------------------------------------------------------------
99-12             4.27376       4.40035        4.53351        4.67316       5.31977 Yield
                      119           132            145            192           314 Spread
           -------------------------------------------------------------------------
99-16             4.19493        4.2961        4.40249        4.51406       5.03044 Yield
                      111           122            132            176           286 Spread
           -------------------------------------------------------------------------
99-20             4.11625       4.19203        4.27173        4.35529        4.7419 Yield
                      104           111            119            160           257 Spread
           -------------------------------------------------------------------------
99-24              4.0377       4.08817        4.14123        4.19686       4.45415 Yield
                       96           101            106            144           228 Spread
           -------------------------------------------------------------------------
99-28             3.95929       3.98449        4.01099        4.03877       4.16719 Yield
                       88            90             93            128           199 Spread
           -------------------------------------------------------------------------
100-00            3.88101       3.88101        3.88101        3.88101       3.88101 Yield
                       80            80             80            113           171 Spread
           -------------------------------------------------------------------------
100-04            3.80288       3.77772        3.75129        3.72359       3.59562 Yield
                       72            70             67             97           142 Spread
           -------------------------------------------------------------------------
100-08            3.72487       3.67463        3.62183         3.5665       3.31101 Yield
                       64            59             54             81           114 Spread
           -------------------------------------------------------------------------
100-12            3.64701       3.57172        3.49262        3.40974       3.02717 Yield
                       57            49             41             65            85 Spread
           -------------------------------------------------------------------------
100-16            3.56928       3.46901        3.36367        3.25331       2.74411 Yield
                       49            39             28             50            57 Spread
           -------------------------------------------------------------------------
100-20            3.49168       3.36648        3.23497         3.0972       2.46182 Yield
                       41            29             15             34            29 Spread
           -------------------------------------------------------------------------

WAL                 1.684         1.263              1          0.821         0.449
Principal        Mar03 -         Jan03 -       Nov02 -         Oct02 -        Jul02 -
Window           Oct04           Feb04         Oct03           Jun03          Dec02

CMT_1YR               2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_C

Balance    $424,906,000.00        Delay             24
Coupon     5.689                  Dated         4/1/02
Settle     4/25/02        First Payment        5/25/02
Curve as of 4/1/02

Price      15 CPR,        20 CPR,       25 CPR,        30 CPR,        50 CPR,
           Call (Y)       Call (Y)      Call (Y)       Call (Y)       Call (Y)
           -------------------------------------------------------------------------
99-12             5.82962       5.83886        5.85154        5.86845       5.95964 Yield
                       72            92            114            145           261 Spread
           -------------------------------------------------------------------------
99-16             5.79258       5.79711        5.80334        5.81164       5.85639 Yield
                       68            88            109            139           251 Spread
           -------------------------------------------------------------------------
99-20             5.75559       5.75543        5.75521        5.75492       5.75334 Yield
                       65            83            105            133           241 Spread
           -------------------------------------------------------------------------
99-24             5.71866       5.71382        5.70717         5.6983       5.65049 Yield
                       61            79            100            128           230 Spread
           -------------------------------------------------------------------------
99-28             5.68179       5.67227        5.65921        5.64178       5.54784 Yield
                       57            75             95            122           220 Spread
           -------------------------------------------------------------------------
100-00            5.64498       5.63079        5.61133        5.58536       5.44538 Yield
                       54            71             90            116           210 Spread
           -------------------------------------------------------------------------
100-04            5.60822       5.58938        5.56353        5.52904       5.34312 Yield
                       50            67             85            111           200 Spread
           -------------------------------------------------------------------------
100-08            5.57152       5.54803         5.5158        5.47281       5.24106 Yield
                       46            63             81            105           190 Spread
           -------------------------------------------------------------------------
100-12            5.53488       5.50675        5.46816        5.41668       5.13919 Yield
                       43            59             76             99           179 Spread
           -------------------------------------------------------------------------
100-16            5.49829       5.46553         5.4206        5.36065       5.03752 Yield
                       39            54             71             94           169 Spread
           -------------------------------------------------------------------------
100-20            5.46175       5.42438        5.37311        5.30471       4.93604 Yield
                       35            50             66             88           159 Spread
           -------------------------------------------------------------------------

WAL                 3.875         3.406          2.918          2.444         1.298
Principal        Oct04 -        Feb04 -        Oct03 -         Jun03 -        Dec02 -
Window           Jul06          Jul06          Jul06           Jul06          Jul04

CMT_1YR               2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_D

Balance    $186,927,000.00        Delay             24
Coupon     6.262                  Dated         4/1/02
Settle     4/25/02        First Payment        5/25/02
Curve as of 4/1/02

Price      15 CPR,        20 CPR,       25 CPR,        30 CPR,        50 CPR,
           Call (Y)       Call (Y)      Call (Y)       Call (Y)       Call (Y)
           -------------------------------------------------------------------------
99-12             6.40155       6.40155        6.40155        6.40155       6.42261 Yield
                      117           117            117            117           232 Spread
           -------------------------------------------------------------------------
99-16             6.36703       6.36703        6.36703        6.36703        6.3754 Yield
                      114           114            114            114           227 Spread
           -------------------------------------------------------------------------
99-20             6.33256       6.33256        6.33256        6.33256       6.32826 Yield
                      110           110            110            110           223 Spread
           -------------------------------------------------------------------------
99-24             6.29814       6.29814        6.29814        6.29814       6.28119 Yield
                      107           107            107            107           218 Spread
           -------------------------------------------------------------------------
99-28             6.26378       6.26378        6.26378        6.26378       6.23421 Yield
                      104           104            104            104           213 Spread
           -------------------------------------------------------------------------
100-00            6.22947       6.22947        6.22947        6.22947       6.18729 Yield
                      100           100            100            100           209 Spread
           -------------------------------------------------------------------------
100-04            6.19521       6.19521        6.19521        6.19521       6.14045 Yield
                       97            97             97             97           204 Spread
           -------------------------------------------------------------------------
100-08              6.161         6.161          6.161          6.161       6.09368 Yield
                       93            93             93             93           199 Spread
           -------------------------------------------------------------------------
100-12            6.12684       6.12684        6.12684        6.12684       6.04698 Yield
                       90            90             90             90           195 Spread
           -------------------------------------------------------------------------
100-16            6.09274       6.09274        6.09274        6.09274       6.00036 Yield
                       86            86             86             86           190 Spread
           -------------------------------------------------------------------------
100-20            6.05869       6.05869        6.05869        6.05869       5.95381 Yield
                       83            83             83             83           185 Spread
           -------------------------------------------------------------------------

WAL                  4.25          4.25           4.25           4.25         2.997
Principal        Jul06 -        Jul06 -        Jul06 -         Jul06 -        Jul04 -
Window           Jul06          Jul06          Jul06           Jul06          Aug05

CMT_1YR               2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A2

Balance    $132,094,000.00        Delay             24
Coupon     6.568                  Dated         4/1/02
Settle     4/25/02        First Payment        5/25/02
Curve as of 4/1/02

Price      15 CPR,        20 CPR,       25 CPR,        30 CPR,        50 CPR,
           Call (Y)       Call (Y)      Call (Y)       Call (Y)       Call (Y)
           -------------------------------------------------------------------------
100-12            6.37618       6.33979        6.29881        6.25261        5.9667 Yield
                      146           160            177            192           297 Spread
           -------------------------------------------------------------------------
100-16            6.33308       6.29115        6.24395        6.19073       5.86134 Yield
                      142           155            172            186           287 Spread
           -------------------------------------------------------------------------
100-20            6.29006       6.24262        6.18921        6.12899       5.75624 Yield
                      138           150            166            180           276 Spread
           -------------------------------------------------------------------------
100-24            6.24712       6.19418        6.13458        6.06739       5.65142 Yield
                      133           145            161            174           266 Spread
           -------------------------------------------------------------------------
100-28            6.20426       6.14584        6.08008        6.00594       5.54686 Yield
                      129           140            156            167           255 Spread
           -------------------------------------------------------------------------
101-00            6.16148        6.0976        6.02569        5.94463       5.44257 Yield
                      125           135            150            161           245 Spread
           -------------------------------------------------------------------------
101-04            6.11879       6.04946        5.97142        5.88345       5.33855 Yield
                      120           131            145            155           235 Spread
           -------------------------------------------------------------------------
101-08            6.07618       6.00141        5.91727        5.82242       5.23479 Yield
                      116           126            139            149           224 Spread
           -------------------------------------------------------------------------
101-12            6.03364       5.95347        5.86323        5.76153       5.13129 Yield
                      112           121            134            143           214 Spread
           -------------------------------------------------------------------------
101-16            5.99119       5.90562        5.80932        5.70077       5.02806 Yield
                      108           116            128            137           204 Spread
           -------------------------------------------------------------------------
101-20            5.94882       5.85787        5.75551        5.64015       4.92509 Yield
                      103           111            123            131           193 Spread
           -------------------------------------------------------------------------

WAL                 3.386         2.974          2.612          2.293         1.284
Principal        May02 -        May02 -        May02 -        May02 -        May02 -
Window           Jun07          Jun07          Jun07          Jun07          Aug05

CMT_1YR               2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - AA

Balance    $12,895,000.00         Delay             24
Coupon     6.871                  Dated         4/1/02
Settle     4/25/02        First Payment        5/25/02
Curve as of 4/1/02

Price      15 CPR,        20 CPR,       25 CPR,        30 CPR,        50 CPR,
           Call (Y)       Call (Y)      Call (Y)       Call (Y)       Call (Y)
           -------------------------------------------------------------------------
98-08             6.51308       6.76863        6.96388        7.13148        7.5452 Yield
                      130           178            210            252           360 Spread
           -------------------------------------------------------------------------
98-12             6.49154       6.74213        6.93295        7.09635        7.4892 Yield
                      128           176            207            248           354 Spread
           -------------------------------------------------------------------------
98-16             6.47004       6.71568        6.90208        7.06127        7.4333 Yield
                      126           173            204            245           349 Spread
           -------------------------------------------------------------------------
98-20             6.44857       6.68928        6.87126        7.02626        7.3775 Yield
                      124           170            201            241           343 Spread
           -------------------------------------------------------------------------
98-24             6.42714       6.66292        6.84049         6.9913       7.32179 Yield
                      122           168            198            238           338 Spread
           -------------------------------------------------------------------------
98-28             6.40575       6.63661        6.80978        6.95641       7.26618 Yield
                      120           165            195            234           332 Spread
           -------------------------------------------------------------------------
99-00              6.3844       6.61034        6.77912        6.92157       7.21067 Yield
                      118           162            192            231           326 Spread
           -------------------------------------------------------------------------
99-04             6.36309       6.58412        6.74851        6.88679       7.15525 Yield
                      115           160            189            227           321 Spread
           -------------------------------------------------------------------------
99-08             6.34181       6.55795        6.71796        6.85207       7.09992 Yield
                      113           157            186            224           315 Spread
           -------------------------------------------------------------------------
99-12             6.32058       6.53182        6.68745        6.81741        7.0447 Yield
                      111           154            183            220           310 Spread
           -------------------------------------------------------------------------
99-16             6.29938       6.50574          6.657        6.78281       6.98956 Yield
                      109           152            180            217           304 Spread
           -------------------------------------------------------------------------

WAL                  8.12         6.222          5.126          4.385         2.578
Principal      May02 -          May02 -         May02 -        May02 -        May02 -
Window         Aug14            Oct11           Nov09          Jun08          Aug05

CMT_1YR               2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.





GSR0202 - Price/Yield - A

Balance    $8,970,000.00          Delay             24
Coupon     6.871                  Dated         4/1/02
Settle     4/25/02        First Payment        5/25/02
Curve as of 4/1/02

Price      15 CPR,        20 CPR,       25 CPR,        30 CPR,        50 CPR,
           Call (Y)       Call (Y)      Call (Y)       Call (Y)       Call (Y)
           -------------------------------------------------------------------------
96-26             6.76363       7.07674        7.32342        7.53987       8.19629 Yield
                      156           209            246            292           425 Spread
           -------------------------------------------------------------------------
96-30             6.74164       7.04969        7.29186        7.50404       8.13915 Yield
                      153           206            243            289           419 Spread
           -------------------------------------------------------------------------
97-02             6.71968        7.0227        7.26037        7.46827       8.08211 Yield
                      151           204            240            285           414 Spread
           -------------------------------------------------------------------------
97-06             6.69777       6.99575        7.22893        7.43256       8.02517 Yield
                      149           201            237            282           408 Spread
           -------------------------------------------------------------------------
97-10             6.67589       6.96885        7.19754        7.39691       7.96833 Yield
                      147           198            234            278           402 Spread
           -------------------------------------------------------------------------
97-14             6.65406         6.942        7.16621        7.36132       7.91159 Yield
                      145           196            231            275           397 Spread
           -------------------------------------------------------------------------
97-18             6.63226        6.9152        7.13493        7.32579       7.85495 Yield
                      142           193            228            271           391 Spread
           -------------------------------------------------------------------------
97-22              6.6105       6.88845        7.10371        7.29033       7.79841 Yield
                      140           190            224            267           385 Spread
           -------------------------------------------------------------------------
97-26             6.58879       6.86174        7.07254        7.25492       7.74197 Yield
                      138           187            221            264           380 Spread
           -------------------------------------------------------------------------
97-30             6.56711       6.83508        7.04143        7.21958       7.68563 Yield
                      136           185            218            260           374 Spread
           -------------------------------------------------------------------------
98-02             6.54547       6.80846        7.01037         7.1843       7.62938 Yield
                      134           182            215            257           368 Spread
           -------------------------------------------------------------------------

WAL                  8.12         6.222          5.126          4.385         2.578
Principal        May02 -        May02 -       May02 -        May02 -        May02 -
Window           Aug14          Oct11         Nov09          Jun08          Aug05

CMT_1YR               2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - BBB

Balance    $5,046,000.00           Delay             24
Coupon     6.871                   Dated         4/1/02
Settle     4/25/02         First Payment        5/25/02
Curve as of 4/1/02

Price      15 CPR,        20 CPR,        25 CPR,        30 CPR,        50 CPR,
           Call (Y)       Call (Y)       Call (Y)       Call (Y)       Call (Y)
           --------------------------------------------------------------------------
94-28             7.10977        7.50219        7.81967        8.10336       9.09513 Yield
                      190            252            296            349           515 Spread
           --------------------------------------------------------------------------
95-00             7.08714        7.47438        7.78724        8.06654       9.03639 Yield
                      188            249            293            345           509 Spread
           --------------------------------------------------------------------------
95-04             7.06455        7.44662        7.75487        8.02978       8.97774 Yield
                      186            246            290            341           503 Spread
           --------------------------------------------------------------------------
95-08               7.042        7.41891        7.72255         7.9931       8.91921 Yield
                      183            243            286            338           497 Spread
           --------------------------------------------------------------------------
95-12             7.01949        7.39125        7.69029        7.95647       8.86078 Yield
                      181            240            283            334           491 Spread
           --------------------------------------------------------------------------
95-16             6.99703        7.36364        7.65809        7.91991       8.80245 Yield
                      179            238            280            330           486 Spread
           --------------------------------------------------------------------------
95-20             6.97461        7.33608        7.62595        7.88342       8.74423 Yield
                      177            235            277            327           480 Spread
           --------------------------------------------------------------------------
95-24             6.95222        7.30857        7.59386        7.84699       8.68611 Yield
                      174            232            273            323           474 Spread
           --------------------------------------------------------------------------
95-28             6.92988        7.28111        7.56183        7.81062        8.6281 Yield
                      172            229            270            319           468 Spread
           --------------------------------------------------------------------------
96-00             6.90758         7.2537        7.52986        7.77431       8.57019 Yield
                      170            227            267            316           462 Spread
           --------------------------------------------------------------------------
96-04             6.88533        7.22634        7.49795        7.73807       8.51238 Yield
                      168            224            264            312           457 Spread
           --------------------------------------------------------------------------

WAL                  8.12          6.222          5.126          4.385         2.578
Principal  May02 -        May02 -        May02 -        May02 -        May02 -
Window     Aug14          Oct11          Nov09          Jun08          Aug05

CMT_1YR               2.7

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A2  --To Reset

Balance   $132,094,000.00  Delay          24
Coupon    6.458            Dated      4/1/02
Settle    4/25/02     First Payment  5/25/02

Price     5 CPR,      10 CPR,    15 CPR,     20 CPR,    25 CPR,     30 CPR,     50 CPR,    60 CPR,     65 CPR,     70 CPR,
          Call (Y)    Call (Y)   Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)   Call (Y)    Call (Y)    Call (Y)
          --------------------------------------------------------------------------------------------------------------------
100-12        6.32738    6.29883     6.26646    6.23045      6.1899     6.14416    5.86096    5.663206    5.547488    5.41947 Yield
                  117        131         146        159         177         192        252         261         249        236 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16        6.29374     6.2608     6.22347    6.18193     6.13516     6.08241    5.75575    5.527658      5.3942    5.24658 Yield
                  113        127         142        155         172         186        242         247         234        219 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20        6.26016    6.22285     6.18056    6.13352     6.08054     6.02081    5.65081    5.392472    5.241333    5.07417 Yield
                  110        123         138        150         166         180        231         234         219        202 Spread
          --------------------------------------------------------------------------------------------------------------------
100-24        6.22663    6.18496     6.13773     6.0852     6.02605     5.95935    5.54614    5.257647    5.088883    4.90225 Yield
                  106        119         133        145         161         174        221         220         203        185 Spread
          --------------------------------------------------------------------------------------------------------------------
100-28        6.19315    6.14714     6.09499    6.03698     5.97167     5.89803    5.44173    5.123181     4.93685    4.73082 Yield
                  103        115         129        140         155         167        210         207         188        167 Spread
          --------------------------------------------------------------------------------------------------------------------
101-00        6.15974    6.10938     6.05232    5.98886     5.91741     5.83685    5.33759    4.989073    4.785232    4.55987 Yield
                  100        112         125        135         150         161        200         193         173        150 Spread
          --------------------------------------------------------------------------------------------------------------------
101-04        6.12637    6.07169     6.00974    5.94083     5.86326     5.77581    5.23371    4.855321    4.634026     4.3894 Yield
                   96        108         121        130         145         155        190         180         158        133 Spread
          --------------------------------------------------------------------------------------------------------------------
101-08        6.09307    6.03407     5.96723    5.89291     5.80924     5.71491     5.1301    4.721924    4.483231     4.2194 Yield
                   93        104         116        126         139         149        179         167         143        116 Spread
          --------------------------------------------------------------------------------------------------------------------
101-12        6.05981    5.99652     5.92481    5.84508     5.75533     5.65414    5.02676    4.588879    4.332845    4.04988 Yield
                   90        100         112        121         134         143        169         153         128         99 Spread
          --------------------------------------------------------------------------------------------------------------------
101-16        6.02662    5.95903     5.88247    5.79735     5.70153     5.59352    4.92367    4.456186    4.182867    3.88084 Yield
                   86         97         108        116         128         137        159         140         113         82 Spread
          --------------------------------------------------------------------------------------------------------------------
101-20        5.99347    5.92161     5.84021    5.74971     5.64785     5.53304    4.82084    4.323843    4.033294    3.71227 Yield
                   83         93         104        111         123         131        148         127          98         66 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL             4.406      3.864       3.386      2.974       2.612       2.293      1.284        0.98       0.861      0.759
Principal     May02 -     May02 -     May02 -     May02 -     May02 -     May02 -     May02 -    May02 -     May02 -     May02 -
Window        Jun07       Jun07       Jun07       Jun07       Jun07       Jun07       Aug05      Oct04       Jun04       Mar04

CMT_1YR          2.68       2.68        2.68       2.68        2.68        2.68       2.68        2.68        2.68       2.68

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.


GSR0202 - Price/Yield - A1_B

Balance           $199,714,000.00                Delay                  0
Coupon            3.736                          Dated            4/25/02
Settle            4/25/02                First Payment            5/25/02

Pricing           25CPR
Scenario I        10% for 6, 15% for 6, 25% thereafter
Scenario II       5% for 6, 7% for 6, 12% for 6, 25% thereafter



Price             Pricing           Scenario I        Scenario II

99-12              4.417               4.2              4.094
99-16              4.286             4.113              4.028
99-20              4.156             4.026              3.962
99-24              4.025             3.939              3.896
99-28              3.895             3.852              3.831
100-00             3.765             3.765              3.765
100-04             3.636             3.679                3.7
100-08             3.506             3.592              3.634
100-12             3.377             3.506              3.569
100-16             3.248              3.42              3.504
100-20              3.12             3.334              3.439

WAL                    1             1.511              2.015
Principal         Nov02 -            May03 -           Nov03 -
Window            Oct03              Apr04             Oct04

CMT_1YR                         2.61


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.




GSR0202 - CF - A1_B - 1 - 25 CPR Call (Y)


Pricing @ 25% cpr
Call (Y)
CMT_1YR=2.6100

Period             Date       Principal       Interest      Cash Flow            Balance
Total                       199,714,000.00  7,458,090.15   207,172,090.15

            0   25-Apr-02                0             0                0    199,714,000.00
            1   25-May-02                0    621,776.25       621,776.25    199,714,000.00
            2   25-Jun-02                0    621,776.25       621,776.25    199,714,000.00
            3   25-Jul-02                0    621,776.25       621,776.25    199,714,000.00
            4   25-Aug-02                0    621,776.25       621,776.25    199,714,000.00
            5   25-Sep-02                0    621,776.25       621,776.25    199,714,000.00
            6   25-Oct-02                0    621,776.25       621,776.25    199,714,000.00
            7   25-Nov-02    14,042,479.08    621,776.25    14,664,255.34    185,671,520.92
            8   25-Dec-02    20,427,286.89    578,057.34    21,005,344.23    165,244,234.02
            9   25-Jan-03    19,927,186.78    514,460.38    20,441,647.17    145,317,047.24
           10   25-Feb-03    19,439,208.20    452,420.41    19,891,628.61    125,877,839.04
           11   25-Mar-03    18,963,058.96    391,899.67    19,354,958.63    106,914,780.08
           12   25-Apr-03    18,498,453.89    332,861.35    18,831,315.24    88,416,326.19
           13   25-May-03    18,045,114.67    275,269.50    18,320,384.17    70,371,211.52
           14   25-Jun-03    17,602,769.66    219,089.04    17,821,858.69    52,768,441.86
           15   25-Jul-03    17,171,153.71    164,285.75    17,335,439.46    35,597,288.15
           16   25-Aug-03    16,750,008.08    110,826.22    16,860,834.31    18,847,280.06
           17   25-Sep-03    16,339,080.22     58,677.87    16,397,758.08    2,508,199.84
           18   25-Oct-03     2,508,199.84      7,808.86     2,516,008.71               0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - CF - A1_B - 2 - 10 . . . CPR Call (Y)


Scenario I
Call (Y)
CMT_1YR=2.6100

Period            Date        Principal        Interest        Cash Flow         Balance
Total                       199,714,000.00  11,272,910.56   210,986,910.56
            0   25-Apr-02                0              0                0    199,714,000.00
            1   25-May-02                0     621,776.25       621,776.25    199,714,000.00
            2   25-Jun-02                0     621,776.25       621,776.25    199,714,000.00
            3   25-Jul-02                0     621,776.25       621,776.25    199,714,000.00
            4   25-Aug-02                0     621,776.25       621,776.25    199,714,000.00
            5   25-Sep-02                0     621,776.25       621,776.25    199,714,000.00
            6   25-Oct-02                0     621,776.25       621,776.25    199,714,000.00
            7   25-Nov-02                0     621,776.25       621,776.25    199,714,000.00
            8   25-Dec-02                0     621,776.25       621,776.25    199,714,000.00
            9   25-Jan-03                0     621,776.25       621,776.25    199,714,000.00
           10   25-Feb-03                0     621,776.25       621,776.25    199,714,000.00
           11   25-Mar-03                0     621,776.25       621,776.25    199,714,000.00
           12   25-Apr-03                0     621,776.25       621,776.25    199,714,000.00
           13   25-May-03    11,105,985.34     621,776.25    11,727,761.59    188,608,014.66
           14   25-Jun-03    20,532,228.64     587,199.62    21,119,428.26    168,075,786.03
           15   25-Jul-03    20,028,905.95     523,275.95    20,552,181.89    148,046,880.08
           16   25-Aug-03    19,537,793.77     460,919.29    19,998,713.06    128,509,086.31
           17   25-Sep-03    19,058,597.60     400,091.62    19,458,689.22    109,450,488.71
           18   25-Oct-03    18,591,029.96     340,755.85    18,931,785.82     90,859,458.75
           19   25-Nov-03    18,134,810.33     282,875.78    18,417,686.11     72,724,648.42
           20   25-Dec-03    17,689,664.89     226,416.07    17,916,080.96     55,034,983.53
           21   25-Jan-04    17,255,326.39     171,342.25    17,426,668.64     37,779,657.14
           22   25-Feb-04    16,831,534.03     117,620.67    16,949,154.70     20,948,123.10
           23   25-Mar-04    16,418,033.25      65,218.49    16,483,251.74      4,530,089.85
           24   25-Apr-04     4,530,089.85      14,103.68     4,544,193.53                 0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - CF - A1_B - 3 - 5 . . . CPR Call (Y)


Scenario II
Call (Y)
CMT_1YR=2.6100

Period           Date         Principal        Interest        Cash Flow        Balance
Total                       199,714,000.00  15,035,281.72    214,749,281.72
            0   25-Apr-02                0              0                0    199,714,000.00
            1   25-May-02                0     621,776.25       621,776.25    199,714,000.00
            2   25-Jun-02                0     621,776.25       621,776.25    199,714,000.00
            3   25-Jul-02                0     621,776.25       621,776.25    199,714,000.00
            4   25-Aug-02                0     621,776.25       621,776.25    199,714,000.00
            5   25-Sep-02                0     621,776.25       621,776.25    199,714,000.00
            6   25-Oct-02                0     621,776.25       621,776.25    199,714,000.00
            7   25-Nov-02                0     621,776.25       621,776.25    199,714,000.00
            8   25-Dec-02                0     621,776.25       621,776.25    199,714,000.00
            9   25-Jan-03                0     621,776.25       621,776.25    199,714,000.00
           10   25-Feb-03                0     621,776.25       621,776.25    199,714,000.00
           11   25-Mar-03                0     621,776.25       621,776.25    199,714,000.00
           12   25-Apr-03                0     621,776.25       621,776.25    199,714,000.00
           13   25-May-03                0     621,776.25       621,776.25    199,714,000.00
           14   25-Jun-03                0     621,776.25       621,776.25    199,714,000.00
           15   25-Jul-03                0     621,776.25       621,776.25    199,714,000.00
           16   25-Aug-03                0     621,776.25       621,776.25    199,714,000.00
           17   25-Sep-03                0     621,776.25       621,776.25    199,714,000.00
           18   25-Oct-03                0     621,776.25       621,776.25    199,714,000.00
           19   25-Nov-03     9,891,332.91     621,776.25    10,513,109.16    189,822,667.09
           20   25-Dec-03    20,596,344.70     590,981.24    21,187,325.94    169,226,322.39
           21   25-Jan-04    20,090,763.64     526,857.95    20,617,621.59    149,135,558.74
           22   25-Feb-04    19,597,459.28     464,308.71    20,061,767.99    129,538,099.46
           23   25-Mar-04    19,116,135.30     403,295.28    19,519,430.58    110,421,964.16
           24   25-Apr-04    18,646,502.49     343,780.38    18,990,282.87     91,775,461.68
           25   25-May-04    18,188,278.60     285,727.60    18,474,006.21     73,587,183.07
           26   25-Jun-04    17,741,188.16     229,101.43    17,970,289.59     55,845,994.91
           27   25-Jul-04    17,304,962.31     173,867.20    17,478,829.51     38,541,032.60
           28   25-Aug-04    16,879,338.66     119,991.08    16,999,329.74     21,661,693.95
           29   25-Sep-04    16,464,061.11      67,440.07    16,531,501.19      5,197,632.83
           30   25-Oct-04     5,197,632.83      16,181.96     5,213,814.80               0


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



GSR0202 - Price/Yield - A1_C -- To 10% Cleanup Call

Balance       $428,000,000.00           Delay              24
Coupon        5.528                     Dated          4/1/02
Settle        4/25/02           First Payment         5/25/02

Price    20 CPR,         25 CPR,         30 CPR,         35 CPR,         40 CPR,          45 CPR,         50 CPR,
        Call (Y)        Call (Y)        Call (Y)        Call (Y)         Call (Y)        Call (Y)        Call (Y)
        --------------------------------------------------------------------------------------------------------------
99-12       5.596555        5.669759        5.705892        5.727037          5.74936        5.773338         5.79942 Yield
99-12             69             107             142             169              199             225             248 Spread
        --------------------------------------------------------------------------------------------------------------
99-16       5.559174        5.623576        5.650224        5.661187         5.672618        5.684896         5.69825 Yield
99-16             65             102             137             162              191             217             238 Spread
        --------------------------------------------------------------------------------------------------------------
99-20       5.521856        5.577472        5.594652        5.595454         5.596016        5.596619        5.597275 Yield
99-20             61              98             131             156              183             208             228 Spread
        --------------------------------------------------------------------------------------------------------------
99-24       5.484601        5.531447        5.539177        5.529838         5.519552        5.508507        5.496494 Yield
99-24             57              93             126             149              176             199             218 Spread
        --------------------------------------------------------------------------------------------------------------
99-28       5.447408          5.4855        5.483798        5.464337         5.443228        5.420559        5.395907 Yield
99-28             54              88             120             143              168             190             207 Spread
        --------------------------------------------------------------------------------------------------------------
100-00      5.410278        5.439631        5.428515        5.398953         5.367042        5.332775        5.295513 Yield
100-00            50              84             115             136              160             181             197 Spread
        --------------------------------------------------------------------------------------------------------------
100-04      5.373209         5.39384        5.373327        5.333684         5.290994        5.245155        5.195311 Yield
100-04            46              79             109             129              153             173             187 Spread
        --------------------------------------------------------------------------------------------------------------
100-08      5.336202        5.348126        5.318235        5.268531         5.215083        5.157697        5.095301 Yield
100-08            43              75             104             123              145             164             177 Spread
        --------------------------------------------------------------------------------------------------------------
100-12      5.299257         5.30249        5.263238        5.203492         5.139309        5.070401        4.995483 Yield
100-12            39              70              98             116              138             155             167 Spread
        --------------------------------------------------------------------------------------------------------------
100-16      5.262374        5.256931        5.208335        5.138567         5.063672        4.983268        4.895854 Yield
100-16            35              66              93             110              130             146             157 Spread
        --------------------------------------------------------------------------------------------------------------
100-20      5.225551        5.211448        5.153527        5.073757         4.988171        4.896295        4.796416 Yield
100-20            32              61              87             103              123             138             148 Spread
        --------------------------------------------------------------------------------------------------------------

WAL            3.868           3.056           2.492           2.081            1.769           1.523           1.324
Mod Durn       3.357           2.717           2.255           1.906            1.636            1.42           1.242
Principal     Feb04 -          Oct03 -          Jun03 -         Apr03 -          Feb03 -          Jan03 -         Dec02 -
Window        Feb09            Sep07            Sep06           Dec05            Jun05            Dec04           Aug04

CMT_1YR                  2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.



                 A1A        A1B        A1C        A1D         A2         B1         B2         B3
                -----------------------------------------------------------------------------------------
WAL             0.300      1.000      3.000      8.416       3.264      5.788      5.788      5.788
                -----------------------------------------------------------------------------------------
WINDOW          May02 -    Nov02 -    Oct03 -    Jul07 -     May02 -    May02 -    May02 -    May02 -
                Nov02      Oct03      Jul07      Feb30       Sep31      Sep31      Sep31      Sep31
                -----------------------------------------------------------------------------------------
*To Maturity



GSR0202 --A2 To Reset (June 07)
Coupon        6.281
Pricing Speed 25cpr

Period             Date         Principal           Interest       Cash Flow         Balance
Total                         $130,952,000.00   $21,591,947.80   $152,543,947.80

            0    04/25/02                $ -               $ -               $ -    $130,952,000.00
            1    05/25/02     $ 3,278,273.79      $ 685,424.59    $ 3,963,698.39    $127,673,726.21
            2    06/25/02     $ 3,198,674.34      $ 668,265.56    $ 3,866,939.90    $124,475,051.87
            3    07/25/02     $ 3,120,992.55      $ 651,523.17    $ 3,772,515.72    $121,354,059.32
            4    08/25/02     $ 3,045,182.45      $ 635,187.37    $ 3,680,369.82    $118,308,876.87
            5    09/25/02     $ 2,971,199.12      $ 619,248.38    $ 3,590,447.50    $115,337,677.76
            6    10/25/02     $ 2,898,998.74      $ 603,696.63    $ 3,502,695.36    $112,438,679.02
            7    11/25/02     $ 2,828,538.53      $ 588,522.79    $ 3,417,061.31    $109,610,140.49
            8    12/25/02     $ 2,759,776.74      $ 573,717.74    $ 3,333,494.48    $106,850,363.75
            9    01/25/03     $ 2,692,672.61      $ 559,272.61    $ 3,251,945.22    $104,157,691.14
           10    02/25/03     $ 2,627,186.36      $ 545,178.72    $ 3,172,365.08    $101,530,504.77
           11    03/25/03     $ 2,563,279.16      $ 531,427.58    $ 3,094,706.75     $98,967,225.61
           12    04/25/03     $ 2,500,913.11      $ 518,010.95    $ 3,018,924.06     $96,466,312.51
           13    05/25/03     $ 2,440,051.20      $ 504,920.76    $ 2,944,971.96     $94,026,261.31
           14    06/25/03     $ 2,380,657.33      $ 492,149.12    $ 2,872,806.45     $91,645,603.98
           15    07/25/03     $ 2,322,696.25      $ 479,688.37    $ 2,802,384.62     $89,322,907.72
           16    08/25/03     $ 2,266,133.57      $ 467,530.99    $ 2,733,664.55     $87,056,774.16
           17    09/25/03     $ 2,210,935.68      $ 455,669.67    $ 2,666,605.35     $84,845,838.47
           18    10/25/03     $ 2,157,069.83      $ 444,097.26    $ 2,601,167.08     $82,688,768.65
           19    11/25/03     $ 2,104,504.00      $ 432,806.80    $ 2,537,310.80     $80,584,264.65
           20    12/25/03     $ 2,053,206.99      $ 421,791.47    $ 2,474,998.46     $78,531,057.66
           21    01/25/04     $ 2,003,148.30      $ 411,044.64    $ 2,414,192.94     $76,527,909.36
           22    02/25/04     $ 1,954,298.18      $ 400,559.83    $ 2,354,858.01     $74,573,611.18
           23    03/25/04     $ 1,906,627.60      $ 390,330.71    $ 2,296,958.31     $72,666,983.58
           24    04/25/04     $ 1,860,108.21      $ 380,351.10    $ 2,240,459.31     $70,806,875.37
           25    05/25/04     $ 1,814,712.34      $ 370,614.99    $ 2,185,327.33     $68,992,163.03
           26    06/25/04     $ 1,770,412.99      $ 361,116.48    $ 2,131,529.47     $67,221,750.04
           27    07/25/04     $ 1,727,183.80      $ 351,849.84    $ 2,079,033.65     $65,494,566.24
           28    08/25/04     $ 1,684,999.05      $ 342,809.48    $ 2,027,808.53     $63,809,567.19
           29    09/25/04     $ 1,643,833.62      $ 333,989.91    $ 1,977,823.53     $62,165,733.57
           30    10/25/04     $ 1,568,920.13      $ 325,385.81    $ 1,894,305.95     $60,596,813.43
           31    11/25/04     $ 1,530,202.51      $ 317,173.82    $ 1,847,376.33     $59,066,610.92
           32    12/25/04     $ 1,492,426.99      $ 309,164.49    $ 1,801,591.47     $57,574,183.94
           33    01/25/05     $ 1,455,570.83      $ 301,352.87    $ 1,756,923.71     $56,118,613.10
           34    02/25/05     $ 1,419,611.87      $ 293,734.17    $ 1,713,346.05     $54,699,001.23
           35    03/25/05     $ 1,384,528.46      $ 286,303.69    $ 1,670,832.15     $53,314,472.77
           36    04/25/05     $ 1,350,299.47      $ 279,056.84    $ 1,629,356.31     $51,964,173.30
           37    05/25/05     $ 1,285,174.69      $ 271,989.14    $ 1,557,163.84     $50,678,998.61
           38    06/25/05     $ 1,253,787.74      $ 265,262.33    $ 1,519,050.06     $49,425,210.87
           39    07/25/05     $ 1,223,160.72      $ 258,699.79    $ 1,481,860.51     $48,202,050.15
           40    08/25/05     $ 1,193,275.35      $ 252,297.56    $ 1,445,572.92     $47,008,774.80
           41    09/25/05     $ 1,164,113.78      $ 246,051.76    $ 1,410,165.54     $45,844,661.02
           42    10/25/05     $ 1,135,658.59      $ 239,958.60    $ 1,375,617.18     $44,709,002.43
           43    11/25/05     $ 1,107,892.77      $ 234,014.37    $ 1,341,907.14     $43,601,109.66
           44    12/25/05     $ 1,080,799.72      $ 228,215.47    $ 1,309,015.19     $42,520,309.95
           45    01/25/06     $ 1,054,363.25      $ 222,558.39    $ 1,276,921.64     $41,465,946.70
           46    02/25/06     $ 1,028,567.54      $ 217,039.68    $ 1,245,607.21     $40,437,379.16
           47    03/25/06     $ 1,003,397.16      $ 211,655.98    $ 1,215,053.14     $39,433,982.00
           48    04/25/06       $ 978,837.05      $ 206,404.03    $ 1,185,241.09     $38,455,144.95
           49    05/25/06       $ 954,872.52      $ 201,280.64    $ 1,156,153.15     $37,500,272.43
           50    06/25/06       $ 931,489.20      $ 196,282.68    $ 1,127,771.87     $36,568,783.23
           51    07/25/06       $ 908,673.10      $ 191,407.11    $ 1,100,080.20     $35,660,110.14
           52    08/25/06       $ 886,410.54      $ 186,650.96    $ 1,073,061.50     $34,773,699.59
           53    09/25/06       $ 864,688.20      $ 182,011.34    $ 1,046,699.54     $33,909,011.40
           54    10/25/06       $ 843,493.04      $ 177,485.42    $ 1,020,978.45     $33,065,518.36
           55    11/25/06       $ 822,812.35      $ 173,070.43      $ 995,882.79     $32,242,706.01
           56    12/25/06       $ 802,633.75      $ 168,763.70      $ 971,397.44     $31,440,072.26
           57    01/25/07       $ 782,945.11      $ 164,562.58      $ 947,507.69     $30,657,127.16
           58    02/25/07       $ 763,734.62      $ 160,464.51      $ 924,199.14     $29,893,392.53
           59    03/25/07       $ 744,990.76      $ 156,467.00      $ 901,457.76     $29,148,401.77
           60    04/25/07       $ 726,702.27      $ 152,567.59      $ 879,269.86     $28,421,699.50
           61    05/25/07       $ 708,858.15      $ 148,763.91      $ 857,622.06     $27,712,841.35
           62    06/25/07     $27,712,841.35      $ 145,053.63    $27,857,894.98                $ -

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 --A2 To Maturity
Coupon        6.281 To Reset and WAC - 41bps thereafter
Pricing Speed 25cpr

Period              Date      Principal       Interest        Cash Flow         Balance
Total                     $130,952,000.00 $25,618,386.25   $156,570,386.25
            0    04/25/02             $ -            $ -               $ -    $130,952,000.00
            1    05/25/02  $ 3,278,273.79   $ 685,424.59    $ 3,963,698.39    $127,673,726.21
            2    06/25/02  $ 3,198,674.34   $ 668,265.56    $ 3,866,939.90    $124,475,051.87
            3    07/25/02  $ 3,120,992.55   $ 651,523.17    $ 3,772,515.72    $121,354,059.32
            4    08/25/02  $ 3,045,182.45   $ 635,187.37    $ 3,680,369.82    $118,308,876.87
            5    09/25/02  $ 2,971,199.12   $ 619,248.38    $ 3,590,447.50    $115,337,677.76
            6    10/25/02  $ 2,898,998.74   $ 603,696.63    $ 3,502,695.36    $112,438,679.02
            7    11/25/02  $ 2,828,538.53   $ 588,522.79    $ 3,417,061.31    $109,610,140.49
            8    12/25/02  $ 2,759,776.74   $ 573,717.74    $ 3,333,494.48    $106,850,363.75
            9    01/25/03  $ 2,692,672.61   $ 559,272.61    $ 3,251,945.22    $104,157,691.14
           10    02/25/03  $ 2,627,186.36   $ 545,178.72    $ 3,172,365.08    $101,530,504.77
           11    03/25/03  $ 2,563,279.16   $ 531,427.58    $ 3,094,706.75     $98,967,225.61
           12    04/25/03  $ 2,500,913.11   $ 518,010.95    $ 3,018,924.06     $96,466,312.51
           13    05/25/03  $ 2,440,051.20   $ 504,920.76    $ 2,944,971.96     $94,026,261.31
           14    06/25/03  $ 2,380,657.33   $ 492,149.12    $ 2,872,806.45     $91,645,603.98
           15    07/25/03  $ 2,322,696.25   $ 479,688.37    $ 2,802,384.62     $89,322,907.72
           16    08/25/03  $ 2,266,133.57   $ 467,530.99    $ 2,733,664.55     $87,056,774.16
           17    09/25/03  $ 2,210,935.68   $ 455,669.67    $ 2,666,605.35     $84,845,838.47
           18    10/25/03  $ 2,157,069.83   $ 444,097.26    $ 2,601,167.08     $82,688,768.65
           19    11/25/03  $ 2,104,504.00   $ 432,806.80    $ 2,537,310.80     $80,584,264.65
           20    12/25/03  $ 2,053,206.99   $ 421,791.47    $ 2,474,998.46     $78,531,057.66
           21    01/25/04  $ 2,003,148.30   $ 411,044.64    $ 2,414,192.94     $76,527,909.36
           22    02/25/04  $ 1,954,298.18   $ 400,559.83    $ 2,354,858.01     $74,573,611.18
           23    03/25/04  $ 1,906,627.60   $ 390,330.71    $ 2,296,958.31     $72,666,983.58
           24    04/25/04  $ 1,860,108.21   $ 380,351.10    $ 2,240,459.31     $70,806,875.37
           25    05/25/04  $ 1,814,712.34   $ 370,614.99    $ 2,185,327.33     $68,992,163.03
           26    06/25/04  $ 1,770,412.99   $ 361,116.48    $ 2,131,529.47     $67,221,750.04
           27    07/25/04  $ 1,727,183.80   $ 351,849.84    $ 2,079,033.65     $65,494,566.24
           28    08/25/04  $ 1,684,999.05   $ 342,809.48    $ 2,027,808.53     $63,809,567.19
           29    09/25/04  $ 1,643,833.62   $ 333,989.91    $ 1,977,823.53     $62,165,733.57
           30    10/25/04  $ 1,568,920.13   $ 325,385.81    $ 1,894,305.95     $60,596,813.43
           31    11/25/04  $ 1,530,202.51   $ 317,173.82    $ 1,847,376.33     $59,066,610.92
           32    12/25/04  $ 1,492,426.99   $ 309,164.49    $ 1,801,591.47     $57,574,183.94
           33    01/25/05  $ 1,455,570.83   $ 301,352.87    $ 1,756,923.71     $56,118,613.10
           34    02/25/05  $ 1,419,611.87   $ 293,734.17    $ 1,713,346.05     $54,699,001.23
           35    03/25/05  $ 1,384,528.46   $ 286,303.69    $ 1,670,832.15     $53,314,472.77
           36    04/25/05  $ 1,350,299.47   $ 279,056.84    $ 1,629,356.31     $51,964,173.30
           37    05/25/05  $ 1,285,174.69   $ 271,989.14    $ 1,557,163.84     $50,678,998.61
           38    06/25/05  $ 1,253,787.74   $ 265,262.33    $ 1,519,050.06     $49,425,210.87
           39    07/25/05  $ 1,223,160.72   $ 258,699.79    $ 1,481,860.51     $48,202,050.15
           40    08/25/05  $ 1,193,275.35   $ 252,297.56    $ 1,445,572.92     $47,008,774.80
           41    09/25/05  $ 1,164,113.78   $ 246,051.76    $ 1,410,165.54     $45,844,661.02
           42    10/25/05  $ 1,135,658.59   $ 239,958.60    $ 1,375,617.18     $44,709,002.43
           43    11/25/05  $ 1,107,892.77   $ 234,014.37    $ 1,341,907.14     $43,601,109.66
           44    12/25/05  $ 1,080,799.72   $ 228,215.47    $ 1,309,015.19     $42,520,309.95
           45    01/25/06  $ 1,054,363.25   $ 222,558.39    $ 1,276,921.64     $41,465,946.70
           46    02/25/06  $ 1,028,567.54   $ 217,039.68    $ 1,245,607.21     $40,437,379.16
           47    03/25/06  $ 1,003,397.16   $ 211,655.98    $ 1,215,053.14     $39,433,982.00
           48    04/25/06    $ 978,837.05   $ 206,404.03    $ 1,185,241.09     $38,455,144.95
           49    05/25/06    $ 954,872.52   $ 201,280.64    $ 1,156,153.15     $37,500,272.43
           50    06/25/06    $ 931,489.20   $ 196,282.68    $ 1,127,771.87     $36,568,783.23
           51    07/25/06    $ 908,673.10   $ 191,407.11    $ 1,100,080.20     $35,660,110.14
           52    08/25/06    $ 886,410.54   $ 186,650.96    $ 1,073,061.50     $34,773,699.59
           53    09/25/06    $ 864,688.20   $ 182,011.34    $ 1,046,699.54     $33,909,011.40
           54    10/25/06    $ 843,493.04   $ 177,485.42    $ 1,020,978.45     $33,065,518.36
           55    11/25/06    $ 822,812.35   $ 173,070.43      $ 995,882.79     $32,242,706.01
           56    12/25/06    $ 802,633.75   $ 168,763.70      $ 971,397.44     $31,440,072.26
           57    01/25/07    $ 782,945.11   $ 164,562.58      $ 947,507.69     $30,657,127.16
           58    02/25/07    $ 763,734.62   $ 160,464.51      $ 924,199.14     $29,893,392.53
           59    03/25/07    $ 744,990.76   $ 156,467.00      $ 901,457.76     $29,148,401.77
           60    04/25/07    $ 726,702.27   $ 152,567.59      $ 879,269.86     $28,421,699.50
           61    05/25/07    $ 708,858.15   $ 148,763.91      $ 857,622.06     $27,712,841.35
           62    06/25/07    $ 691,447.70   $ 145,053.63      $ 836,501.33     $27,021,393.65
           63    07/25/07    $ 678,562.82   $ 145,430.59      $ 823,993.41     $26,342,830.84
           64    08/25/07    $ 671,543.09   $ 103,393.55      $ 774,936.64     $25,671,287.75
           65    09/25/07    $ 654,716.89   $ 100,758.38      $ 755,475.27     $25,016,570.86
           66    10/25/07    $ 638,307.03    $ 98,189.22      $ 736,496.25     $24,378,263.82
           67    11/25/07    $ 622,303.31    $ 95,684.44      $ 717,987.75     $23,755,960.51
           68    12/25/07    $ 606,695.75    $ 93,242.45      $ 699,938.20     $23,149,264.76
           69    01/25/08    $ 591,487.59    $ 90,819.80      $ 682,307.39     $22,557,777.17
           70    02/25/08    $ 576,675.69    $ 88,381.40      $ 665,057.08     $21,981,101.48
           71    03/25/08    $ 562,197.10    $ 86,122.46      $ 648,319.56     $21,418,904.38
           72    04/25/08    $ 548,077.30    $ 83,920.23      $ 631,997.53     $20,870,827.08
           73    05/25/08    $ 534,307.48    $ 81,773.31      $ 616,080.79     $20,336,519.60
           74    06/25/08    $ 520,879.06    $ 79,680.31      $ 600,559.37     $19,815,640.54
           75    07/25/08    $ 507,783.66    $ 77,639.90      $ 585,423.56     $19,307,856.88
           76    08/25/08    $ 495,013.09    $ 75,650.78      $ 570,663.87     $18,812,843.79
           77    09/25/08    $ 482,559.38    $ 73,711.68      $ 556,271.06     $18,330,284.42
           78    10/25/08    $ 470,414.74    $ 71,821.36      $ 542,236.10     $17,859,869.67
           79    11/25/08    $ 458,571.59    $ 69,978.60      $ 528,550.19     $17,401,298.08
           80    12/25/08    $ 447,022.51    $ 68,182.22      $ 515,204.74     $16,954,275.57
           81    01/25/09    $ 436,297.25    $ 64,613.11      $ 500,910.36     $16,517,978.32
           82    02/25/09    $ 425,288.52    $ 62,950.32      $ 488,238.84     $16,092,689.81
           83    03/25/09    $ 414,553.65    $ 61,329.48      $ 475,883.13     $15,678,136.16
           84    04/25/09    $ 404,085.90    $ 59,749.56      $ 463,835.46     $15,274,050.26
           85    05/25/09    $ 393,878.69    $ 58,209.53      $ 452,088.22     $14,880,171.57
           86    06/25/09    $ 383,925.62    $ 56,708.40      $ 440,634.02     $14,496,245.95
           87    07/25/09    $ 374,220.41    $ 55,245.21      $ 429,465.62     $14,122,025.54
           88    08/25/09    $ 364,756.96    $ 53,819.01      $ 418,575.96     $13,757,268.59
           89    09/25/09    $ 355,529.31    $ 52,428.87      $ 407,958.18     $13,401,739.27
           90    10/25/09    $ 346,531.66    $ 51,073.90      $ 397,605.56     $13,055,207.61
           91    11/25/09    $ 337,758.33    $ 49,753.22      $ 387,511.55     $12,717,449.28
           92    12/25/09    $ 329,203.79    $ 48,465.98      $ 377,669.77     $12,388,245.49
           93    01/25/10    $ 320,862.65    $ 47,211.34      $ 368,073.99     $12,067,382.84
           94    02/25/10    $ 312,729.64    $ 45,988.49      $ 358,718.13     $11,754,653.20
           95    03/25/10    $ 304,799.63    $ 44,796.64      $ 349,596.27     $11,449,853.57
           96    04/25/10    $ 297,067.60    $ 43,635.01      $ 340,702.62     $11,152,785.96
           97    05/25/10    $ 289,528.68    $ 42,502.85      $ 332,031.53     $10,863,257.29
           98    06/25/10    $ 282,178.09    $ 41,399.42      $ 323,577.51     $10,581,079.20
           99    07/25/10    $ 275,011.18    $ 40,324.01      $ 315,335.19     $10,306,068.02
          100    08/25/10    $ 268,023.41    $ 39,275.91      $ 307,299.32     $10,038,044.61
          101    09/25/10    $ 261,210.37    $ 38,254.44      $ 299,464.81     $ 9,776,834.24
          102    10/25/10    $ 254,567.73    $ 37,258.94      $ 291,826.67     $ 9,522,266.52
          103    11/25/10    $ 248,091.28    $ 36,288.76      $ 284,380.03     $ 9,274,175.24
          104    12/25/10    $ 241,776.91    $ 35,343.26      $ 277,120.16     $ 9,032,398.33
          105    01/25/11    $ 235,620.61    $ 34,421.82      $ 270,042.43     $ 8,796,777.72
          106    02/25/11    $ 229,618.49    $ 33,523.85      $ 263,142.33     $ 8,567,159.23
          107    03/25/11    $ 223,766.71    $ 32,648.75      $ 256,415.46     $ 8,343,392.52
          108    04/25/11    $ 218,061.56    $ 31,795.95      $ 249,857.51     $ 8,125,330.96
          109    05/25/11    $ 212,499.42    $ 30,964.90      $ 243,464.32     $ 7,912,831.54
          110    06/25/11    $ 207,076.74    $ 30,155.04      $ 237,231.78     $ 7,705,754.80
          111    07/25/11    $ 201,790.06    $ 29,365.85      $ 231,155.92     $ 7,503,964.74
          112    08/25/11    $ 196,636.03    $ 28,596.81      $ 225,232.84     $ 7,307,328.71
          113    09/25/11    $ 191,611.35    $ 27,847.42      $ 219,458.77     $ 7,115,717.36
          114    10/25/11    $ 186,712.82    $ 27,117.17      $ 213,829.99     $ 6,929,004.54
          115    11/25/11    $ 181,937.31    $ 26,405.59      $ 208,342.91     $ 6,747,067.23
          116    12/25/11    $ 177,281.78    $ 25,712.22      $ 202,993.99     $ 6,569,785.45
          117    01/25/12    $ 172,743.24    $ 25,036.58      $ 197,779.82     $ 6,397,042.22
          118    02/25/12    $ 168,318.79    $ 24,378.25      $ 192,697.04     $ 6,228,723.42
          119    03/25/12    $ 164,005.62    $ 23,736.77      $ 187,742.39     $ 6,064,717.80
          120    04/25/12    $ 159,800.94    $ 23,111.74      $ 182,912.68     $ 5,904,916.86
          121    05/25/12    $ 155,702.08    $ 22,502.73      $ 178,204.80     $ 5,749,214.78
          122    06/25/12    $ 151,706.40    $ 21,909.34      $ 173,615.73     $ 5,597,508.38
          123    07/25/12    $ 147,811.34    $ 21,331.17      $ 169,142.51     $ 5,449,697.04
          124    08/25/12    $ 144,014.40    $ 20,767.86      $ 164,782.26     $ 5,305,682.64
          125    09/25/12    $ 140,313.15    $ 20,219.01      $ 160,532.16     $ 5,165,369.49
          126    10/25/12    $ 136,705.20    $ 19,684.27      $ 156,389.47     $ 5,028,664.29
          127    11/25/12    $ 133,188.24    $ 19,163.28      $ 152,351.52     $ 4,895,476.06
          128    12/25/12    $ 129,760.00    $ 18,655.69      $ 148,415.69     $ 4,765,716.06
          129    01/25/13    $ 126,418.27    $ 18,161.17      $ 144,579.45     $ 4,639,297.79
          130    02/25/13    $ 123,160.91    $ 17,679.39      $ 140,840.30     $ 4,516,136.88
          131    03/25/13    $ 119,985.82    $ 17,210.02      $ 137,195.84     $ 4,396,151.06
          132    04/25/13    $ 116,890.94    $ 16,752.75      $ 133,643.69     $ 4,279,260.13
          133    05/25/13    $ 113,874.28    $ 16,307.28      $ 130,181.55     $ 4,165,385.85
          134    06/25/13    $ 110,933.89    $ 15,873.30      $ 126,807.19     $ 4,054,451.96
          135    07/25/13    $ 108,067.87    $ 15,450.53      $ 123,518.40     $ 3,946,384.09
          136    08/25/13    $ 105,274.37    $ 15,038.68      $ 120,313.05     $ 3,841,109.72
          137    09/25/13    $ 102,551.58    $ 14,637.48      $ 117,189.06     $ 3,738,558.14
          138    10/25/13     $ 99,897.74    $ 14,246.65      $ 114,144.39     $ 3,638,660.41
          139    11/25/13     $ 97,311.12    $ 13,865.94      $ 111,177.06     $ 3,541,349.29
          140    12/25/13     $ 94,790.05    $ 13,495.09      $ 108,285.14     $ 3,446,559.24
          141    01/25/14     $ 92,332.90    $ 13,133.85      $ 105,466.74     $ 3,354,226.34
          142    02/25/14     $ 89,938.06    $ 12,781.97      $ 102,720.03     $ 3,264,288.28
          143    03/25/14     $ 87,603.99    $ 12,439.21      $ 100,043.20     $ 3,176,684.29
          144    04/25/14     $ 85,329.16    $ 12,105.36       $ 97,434.52     $ 3,091,355.13
          145    05/25/14     $ 83,112.10    $ 11,780.17       $ 94,892.27     $ 3,008,243.03
          146    06/25/14     $ 80,951.35    $ 11,463.43       $ 92,414.78     $ 2,927,291.68
          147    07/25/14     $ 78,845.52    $ 11,154.93       $ 90,000.45     $ 2,848,446.15
          148    08/25/14     $ 76,793.23    $ 10,854.45       $ 87,647.68     $ 2,771,652.92
          149    09/25/14     $ 74,793.14    $ 10,561.79       $ 85,354.94     $ 2,696,859.77
          150    10/25/14     $ 72,843.95    $ 10,276.76       $ 83,120.71     $ 2,624,015.83
          151    11/25/14     $ 70,944.37     $ 9,999.15       $ 80,943.53     $ 2,553,071.45
          152    12/25/14     $ 69,093.17     $ 9,728.79       $ 78,821.96     $ 2,483,978.28
          153    01/25/15     $ 67,289.14     $ 9,465.48       $ 76,754.62     $ 2,416,689.14
          154    02/25/15     $ 65,531.10     $ 9,209.04       $ 74,740.14     $ 2,351,158.04
          155    03/25/15     $ 63,817.88     $ 8,959.31       $ 72,777.19     $ 2,287,340.16
          156    04/25/15     $ 62,148.37     $ 8,716.10       $ 70,864.48     $ 2,225,191.78
          157    05/25/15     $ 60,521.48     $ 8,479.26       $ 69,000.74     $ 2,164,670.30
          158    06/25/15     $ 58,936.13     $ 8,248.62       $ 67,184.75     $ 2,105,734.18
          159    07/25/15     $ 57,391.28     $ 8,024.02       $ 65,415.29     $ 2,048,342.90
          160    08/25/15     $ 55,885.91     $ 7,805.30       $ 63,691.21     $ 1,992,456.99
          161    09/25/15     $ 54,419.04     $ 7,592.33       $ 62,011.36     $ 1,938,037.95
          162    10/25/15     $ 52,989.69     $ 7,384.94       $ 60,374.63     $ 1,885,048.26
          163    11/25/15     $ 51,596.93     $ 7,183.00       $ 58,779.93     $ 1,833,451.33
          164    12/25/15     $ 50,239.82     $ 6,986.37       $ 57,226.20     $ 1,783,211.51
          165    01/25/16     $ 48,917.49     $ 6,794.91       $ 55,712.40     $ 1,734,294.02
          166    02/25/16     $ 47,629.05     $ 6,608.50       $ 54,237.54     $ 1,686,664.97
          167    03/25/16     $ 46,373.64     $ 6,426.99       $ 52,800.63     $ 1,640,291.33
          168    04/25/16     $ 45,150.45     $ 6,250.26       $ 51,400.71     $ 1,595,140.88
          169    05/25/16     $ 43,958.65     $ 6,078.20       $ 50,036.85     $ 1,551,182.22
          170    06/25/16     $ 42,797.46     $ 5,910.68       $ 48,708.14     $ 1,508,384.76
          171    07/25/16     $ 41,666.11     $ 5,747.59       $ 47,413.69     $ 1,466,718.65
          172    08/25/16     $ 40,563.83     $ 5,588.80       $ 46,152.64     $ 1,426,154.82
          173    09/25/16     $ 39,489.91     $ 5,434.22       $ 44,924.13     $ 1,386,664.91
          174    10/25/16     $ 38,443.62     $ 5,283.73       $ 43,727.35     $ 1,348,221.29
          175    11/25/16     $ 37,424.27     $ 5,137.23       $ 42,561.50     $ 1,310,797.02
          176    12/25/16     $ 36,431.18     $ 4,994.61       $ 41,425.79     $ 1,274,365.84
          177    01/25/17     $ 35,463.68     $ 4,855.78       $ 40,319.46     $ 1,238,902.16
          178    02/25/17     $ 34,521.13     $ 4,720.63       $ 39,241.77     $ 1,204,381.02
          179    03/25/17     $ 33,602.90     $ 4,589.08       $ 38,191.98     $ 1,170,778.12
          180    04/25/17     $ 32,708.37     $ 4,461.03       $ 37,169.40     $ 1,138,069.75
          181    05/25/17     $ 31,836.95     $ 4,336.38       $ 36,173.33     $ 1,106,232.81
          182    06/25/17     $ 30,988.04     $ 4,215.06       $ 35,203.10     $ 1,075,244.77
          183    07/25/17     $ 30,161.08     $ 4,096.97       $ 34,258.05     $ 1,045,083.69
          184    08/25/17     $ 29,355.52     $ 3,982.03       $ 33,337.55     $ 1,015,728.17
          185    09/25/17     $ 28,570.81     $ 3,870.17       $ 32,440.97       $ 987,157.36
          186    10/25/17     $ 27,806.42     $ 3,761.29       $ 31,567.71       $ 959,350.94
          187    11/25/17     $ 27,061.84     $ 3,655.33       $ 30,717.17       $ 932,289.09
          188    12/25/17     $ 26,336.57     $ 3,552.20       $ 29,888.77       $ 905,952.53
          189    01/25/18     $ 25,630.11     $ 3,451.84       $ 29,081.95       $ 880,322.42
          190    02/25/18     $ 24,941.99     $ 3,354.17       $ 28,296.16       $ 855,380.42
          191    03/25/18     $ 24,271.75     $ 3,259.12       $ 27,530.87       $ 831,108.67
          192    04/25/18     $ 23,618.92     $ 3,166.63       $ 26,785.55       $ 807,489.75
          193    05/25/18     $ 22,983.07     $ 3,076.63       $ 26,059.70       $ 784,506.68
          194    06/25/18     $ 22,363.77     $ 2,989.04       $ 25,352.82       $ 762,142.90
          195    07/25/18     $ 21,760.59     $ 2,903.82       $ 24,664.42       $ 740,382.31
          196    08/25/18     $ 21,173.13     $ 2,820.90       $ 23,994.03       $ 719,209.18
          197    09/25/18     $ 20,600.98     $ 2,740.22       $ 23,341.19       $ 698,608.21
          198    10/25/18     $ 20,043.75     $ 2,661.71       $ 22,705.46       $ 678,564.45
          199    11/25/18     $ 19,501.07     $ 2,585.33       $ 22,086.40       $ 659,063.38
          200    12/25/18     $ 18,972.56     $ 2,511.02       $ 21,483.58       $ 640,090.82
          201    01/25/19     $ 18,457.87     $ 2,438.72       $ 20,896.59       $ 621,632.96
          202    02/25/19     $ 17,956.63     $ 2,368.39       $ 20,325.02       $ 603,676.33
          203    03/25/19     $ 17,468.51     $ 2,299.96       $ 19,768.47       $ 586,207.81
          204    04/25/19     $ 16,993.17     $ 2,233.40       $ 19,226.57       $ 569,214.64
          205    05/25/19     $ 16,530.29     $ 2,168.64       $ 18,698.93       $ 552,684.35
          206    06/25/19     $ 16,079.55     $ 2,105.65       $ 18,185.20       $ 536,604.80
          207    07/25/19     $ 15,640.63     $ 2,044.38       $ 17,685.01       $ 520,964.18
          208    08/25/19     $ 15,213.23     $ 1,984.78       $ 17,198.01       $ 505,750.94
          209    09/25/19     $ 14,797.07     $ 1,926.81       $ 16,723.88       $ 490,953.88
          210    10/25/19     $ 14,391.84     $ 1,870.42       $ 16,262.27       $ 476,562.04
          211    11/25/19     $ 13,997.28     $ 1,815.58       $ 15,812.87       $ 462,564.75
          212    12/25/19     $ 13,613.11     $ 1,762.25       $ 15,375.35       $ 448,951.65
          213    01/25/20     $ 13,239.06     $ 1,710.37       $ 14,949.43       $ 435,712.59
          214    02/25/20     $ 12,874.87     $ 1,659.93       $ 14,534.79       $ 422,837.72
          215    03/25/20     $ 12,520.29     $ 1,610.87       $ 14,131.15       $ 410,317.44
          216    04/25/20     $ 12,175.07     $ 1,563.16       $ 13,738.23       $ 398,142.37
          217    05/25/20     $ 11,838.98     $ 1,516.77       $ 13,355.74       $ 386,303.39
          218    06/25/20     $ 11,511.77     $ 1,471.65       $ 12,983.42       $ 374,791.62
          219    07/25/20     $ 11,193.22     $ 1,427.79       $ 12,621.01       $ 363,598.40
          220    08/25/20     $ 10,883.11     $ 1,385.14       $ 12,268.25       $ 352,715.29
          221    09/25/20     $ 10,581.22     $ 1,343.67       $ 11,924.89       $ 342,134.07
          222    10/25/20     $ 10,287.33     $ 1,303.35       $ 11,590.68       $ 331,846.74
          223    11/25/20     $ 10,001.25     $ 1,264.15       $ 11,265.40       $ 321,845.49
          224    12/25/20      $ 9,722.77     $ 1,226.04       $ 10,948.81       $ 312,122.73
          225    01/25/21      $ 9,451.69     $ 1,189.00       $ 10,640.68       $ 302,671.04
          226    02/25/21      $ 9,187.82     $ 1,152.98       $ 10,340.80       $ 293,483.21
          227    03/25/21      $ 8,930.98     $ 1,117.97       $ 10,048.96       $ 284,552.23
          228    04/25/21      $ 8,680.99     $ 1,083.94        $ 9,764.93       $ 275,871.24
          229    05/25/21      $ 8,437.67     $ 1,050.87        $ 9,488.53       $ 267,433.57
          230    06/25/21      $ 8,200.84     $ 1,018.71        $ 9,219.55       $ 259,232.74
          231    07/25/21      $ 7,970.34       $ 987.47        $ 8,957.80       $ 251,262.40
          232    08/25/21      $ 7,746.00       $ 957.10        $ 8,703.10       $ 243,516.41
          233    09/25/21      $ 7,527.67       $ 927.58        $ 8,455.25       $ 235,988.74
          234    10/25/21      $ 7,315.18       $ 898.90        $ 8,214.08       $ 228,673.56
          235    11/25/21      $ 7,108.39       $ 871.03        $ 7,979.42       $ 221,565.17
          236    12/25/21      $ 6,907.16       $ 843.94        $ 7,751.10       $ 214,658.01
          237    01/25/22      $ 6,711.32       $ 817.63        $ 7,528.95       $ 207,946.69
          238    02/25/22      $ 6,520.75       $ 792.06        $ 7,312.81       $ 201,425.93
          239    03/25/22      $ 6,335.31       $ 767.21        $ 7,102.52       $ 195,090.62
          240    04/25/22      $ 6,154.87       $ 743.07        $ 6,897.94       $ 188,935.75
          241    05/25/22      $ 5,979.29       $ 719.62        $ 6,698.91       $ 182,956.47
          242    06/25/22      $ 5,808.44       $ 696.84        $ 6,505.28       $ 177,148.03
          243    07/25/22      $ 5,642.21       $ 674.71        $ 6,316.92       $ 171,505.82
          244    08/25/22      $ 5,480.48       $ 653.21        $ 6,133.69       $ 166,025.34
          245    09/25/22      $ 5,323.12       $ 632.33        $ 5,955.45       $ 160,702.23
          246    10/25/22      $ 5,170.02       $ 612.05        $ 5,782.07       $ 155,532.21
          247    11/25/22      $ 5,021.07       $ 592.35        $ 5,613.42       $ 150,511.13
          248    12/25/22      $ 4,876.17       $ 573.22        $ 5,449.39       $ 145,634.96
          249    01/25/23      $ 4,735.20       $ 554.64        $ 5,289.85       $ 140,899.76
          250    02/25/23      $ 4,598.07       $ 536.60        $ 5,134.67       $ 136,301.69
          251    03/25/23      $ 4,464.67       $ 519.08        $ 4,983.75       $ 131,837.02
          252    04/25/23      $ 4,334.91       $ 502.07        $ 4,836.98       $ 127,502.11
          253    05/25/23      $ 4,208.68       $ 485.56        $ 4,694.24       $ 123,293.43
          254    06/25/23      $ 4,085.91       $ 469.52        $ 4,555.43       $ 119,207.53
          255    07/25/23      $ 3,966.49       $ 453.96        $ 4,420.44       $ 115,241.04
          256    08/25/23      $ 3,850.33       $ 438.84        $ 4,289.18       $ 111,390.71
          257    09/25/23      $ 3,737.36       $ 424.18        $ 4,161.54       $ 107,653.34
          258    10/25/23      $ 3,627.49       $ 409.94        $ 4,037.43       $ 104,025.85
          259    11/25/23      $ 3,520.64       $ 396.12        $ 3,916.76       $ 100,505.21
          260    12/25/23      $ 3,416.72       $ 382.70        $ 3,799.43        $ 97,088.49
          261    01/25/24      $ 3,315.67       $ 369.69        $ 3,685.36        $ 93,772.82
          262    02/25/24      $ 3,217.40       $ 357.06        $ 3,574.45        $ 90,555.42
          263    03/25/24      $ 3,121.84       $ 344.80        $ 3,466.63        $ 87,433.58
          264    04/25/24      $ 3,028.92       $ 332.91        $ 3,361.82        $ 84,404.67
          265    05/25/24      $ 2,938.56       $ 321.37        $ 3,259.93        $ 81,466.10
          266    06/25/24      $ 2,850.71       $ 310.17        $ 3,160.89        $ 78,615.39
          267    07/25/24      $ 2,765.30       $ 299.31        $ 3,064.61        $ 75,850.09
          268    08/25/24      $ 2,682.26       $ 288.78        $ 2,971.03        $ 73,167.83
          269    09/25/24      $ 2,601.52       $ 278.56        $ 2,880.08        $ 70,566.31
          270    10/25/24      $ 2,523.03       $ 268.65        $ 2,791.68        $ 68,043.28
          271    11/25/24      $ 2,446.73       $ 259.04        $ 2,705.77        $ 65,596.55
          272    12/25/24      $ 2,372.55       $ 249.72        $ 2,622.27        $ 63,224.00
          273    01/25/25      $ 2,300.45       $ 240.68        $ 2,541.13        $ 60,923.54
          274    02/25/25      $ 2,230.37       $ 231.91        $ 2,462.28        $ 58,693.17
          275    03/25/25      $ 2,162.25       $ 223.42        $ 2,385.66        $ 56,530.93
          276    04/25/25      $ 2,096.03       $ 215.18        $ 2,311.22        $ 54,434.90
          277    05/25/25      $ 2,031.68       $ 207.20        $ 2,238.88        $ 52,403.21
          278    06/25/25      $ 1,969.14       $ 199.46        $ 2,168.60        $ 50,434.07
          279    07/25/25      $ 1,908.36       $ 191.96        $ 2,100.32        $ 48,525.71
          280    08/25/25      $ 1,849.29       $ 184.69        $ 2,033.98        $ 46,676.42
          281    09/25/25      $ 1,791.90       $ 177.64        $ 1,969.54        $ 44,884.52
          282    10/25/25      $ 1,736.12       $ 170.82        $ 1,906.94        $ 43,148.40
          283    11/25/25      $ 1,681.93       $ 164.21        $ 1,846.13        $ 41,466.48
          284    12/25/25      $ 1,629.27       $ 157.80        $ 1,787.07        $ 39,837.20
          285    01/25/26      $ 1,578.11       $ 151.59        $ 1,729.70        $ 38,259.09
          286    02/25/26      $ 1,528.41       $ 145.58        $ 1,673.99        $ 36,730.69
          287    03/25/26      $ 1,480.12       $ 139.76        $ 1,619.88        $ 35,250.57
          288    04/25/26      $ 1,433.21       $ 134.12        $ 1,567.33        $ 33,817.36
          289    05/25/26      $ 1,387.64       $ 128.66        $ 1,516.31        $ 32,429.72
          290    06/25/26      $ 1,343.38       $ 123.38        $ 1,466.76        $ 31,086.34
          291    07/25/26      $ 1,300.39       $ 118.26        $ 1,418.65        $ 29,785.96
          292    08/25/26      $ 1,258.63       $ 113.31        $ 1,371.94        $ 28,527.33
          293    09/25/26      $ 1,218.07       $ 108.52        $ 1,326.59        $ 27,309.26
          294    10/25/26      $ 1,178.69       $ 103.88        $ 1,282.56        $ 26,130.57
          295    11/25/26      $ 1,140.44        $ 99.39        $ 1,239.82        $ 24,990.14
          296    12/25/26      $ 1,103.29        $ 95.04        $ 1,198.34        $ 23,886.84
          297    01/25/27      $ 1,067.23        $ 90.84        $ 1,158.07        $ 22,819.61
          298    02/25/27      $ 1,032.21        $ 86.78        $ 1,118.99        $ 21,787.40
          299    03/25/27        $ 998.21        $ 82.85        $ 1,081.06        $ 20,789.19
          300    04/25/27        $ 965.20        $ 79.05        $ 1,044.25        $ 19,823.99
          301    05/25/27        $ 933.16        $ 75.37        $ 1,008.53        $ 18,890.84
          302    06/25/27        $ 902.05        $ 71.82          $ 973.86        $ 17,988.79
          303    07/25/27        $ 871.85        $ 68.38          $ 940.23        $ 17,116.94
          304    08/25/27        $ 842.54        $ 65.06          $ 907.60        $ 16,274.39
          305    09/25/27        $ 814.10        $ 61.85          $ 875.95        $ 15,460.30
          306    10/25/27        $ 786.49        $ 58.75          $ 845.24        $ 14,673.81
          307    11/25/27        $ 759.70        $ 55.76          $ 815.45        $ 13,914.11
          308    12/25/27        $ 733.70        $ 52.86          $ 786.56        $ 13,180.42
          309    01/25/28        $ 707.21        $ 50.07          $ 757.28        $ 12,473.21
          310    02/25/28        $ 682.78        $ 47.38          $ 730.16        $ 11,790.43
          311    03/25/28        $ 659.09        $ 44.78          $ 703.87        $ 11,131.34
          312    04/25/28        $ 636.10        $ 42.27          $ 678.37        $ 10,495.24
          313    05/25/28        $ 613.80        $ 39.85          $ 653.64         $ 9,881.44
          314    06/25/28        $ 592.17        $ 37.51          $ 629.68         $ 9,289.28
          315    07/25/28        $ 571.18        $ 35.26          $ 606.44         $ 8,718.09
          316    08/25/28        $ 550.83        $ 33.08          $ 583.91         $ 8,167.26
          317    09/25/28        $ 531.10        $ 30.98          $ 562.08         $ 7,636.16
          318    10/25/28        $ 511.96        $ 28.96          $ 540.92         $ 7,124.20
          319    11/25/28        $ 493.40        $ 27.01          $ 520.42         $ 6,630.80
          320    12/25/28        $ 475.41        $ 25.14          $ 500.55         $ 6,155.39
          321    01/25/29        $ 457.97        $ 23.33          $ 481.29         $ 5,697.42
          322    02/25/29        $ 441.05        $ 21.58          $ 462.64         $ 5,256.37
          323    03/25/29        $ 424.66        $ 19.90          $ 444.57         $ 4,831.71
          324    04/25/29        $ 408.77        $ 18.29          $ 427.06         $ 4,422.93
          325    05/25/29        $ 393.37        $ 16.73          $ 410.11         $ 4,029.56
          326    06/25/29        $ 378.45        $ 15.23          $ 393.68         $ 3,651.11
          327    07/25/29        $ 363.99        $ 13.79          $ 377.78         $ 3,287.12
          328    08/25/29        $ 349.98        $ 12.41          $ 362.39         $ 2,937.14
          329    09/25/29        $ 336.40        $ 11.08          $ 347.48         $ 2,600.74
          330    10/25/29        $ 323.25         $ 9.80          $ 333.05         $ 2,277.48
          331    11/25/29        $ 310.51         $ 8.57          $ 319.08         $ 1,966.97
          332    12/25/29        $ 298.18         $ 7.38          $ 305.56         $ 1,668.80
          333    01/25/30        $ 286.23         $ 6.25          $ 292.48         $ 1,382.57
          334    02/25/30        $ 274.65         $ 5.16          $ 279.82         $ 1,107.92
          335    03/25/30        $ 263.45         $ 4.12          $ 267.57           $ 844.46
          336    04/25/30        $ 252.60         $ 3.11          $ 255.72           $ 591.86
          337    05/25/30        $ 186.05         $ 2.15          $ 188.20           $ 405.81
          338    06/25/30         $ 47.04         $ 1.45           $ 48.48           $ 358.77
          339    07/25/30         $ 33.22         $ 1.28           $ 34.49           $ 325.56
          340    08/25/30         $ 31.94         $ 1.16           $ 33.10           $ 293.61
          341    09/25/30         $ 30.71         $ 1.04           $ 31.76           $ 262.90
          342    10/25/30         $ 29.52         $ 0.93           $ 30.45           $ 233.38
          343    11/25/30         $ 28.36         $ 0.83           $ 29.19           $ 205.03
          344    12/25/30         $ 27.24         $ 0.73           $ 27.97           $ 177.79
          345    01/25/31         $ 26.15         $ 0.63           $ 26.78           $ 151.64
          346    02/25/31         $ 24.48         $ 0.54           $ 25.02           $ 127.15
          347    03/25/31         $ 23.49         $ 0.45           $ 23.94           $ 103.66
          348    04/25/31         $ 22.53         $ 0.37           $ 22.90            $ 81.13
          349    05/25/31         $ 21.60         $ 0.29           $ 21.89            $ 59.53
          350    06/25/31         $ 20.70         $ 0.21           $ 20.92            $ 38.83
          351    07/25/31         $ 19.83         $ 0.14           $ 19.97            $ 18.99
          352    08/25/31         $ 18.99         $ 0.07           $ 19.06                $ -

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.




GSR0202 - Price/Yield - A1_C

Balance   $50,000,000.00    Delay          24
Coupon    5.235             Dated      4/1/02
Settle    4/25/02     First Payment   5/25/02

Price     5 CPR,      10 CPR,     15 CPR,     20 CPR,     25 CPR,     30 CPR,     50 CPR,     70 CPR,     80 CPR,
          Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)    Call (Y)
          ------------------------------------------------------------------------------------------------------------
100-12       5.098705    5.086933    5.001024    4.910091    4.814488    4.713707    4.232663    3.531527    3.068621 Yield
100-12              7          13          59          90         121         140         123          53           7 Spread
          ------------------------------------------------------------------------------------------------------------
100-16       5.065428    5.051634    4.950977     4.84444    4.732441    4.614385    4.051026    3.230321    2.688735 Yield
100-16              3          10          54          83         113         130         105          23         -31 Spread
          ------------------------------------------------------------------------------------------------------------
100-20       5.032201    5.016389    4.901007    4.778894    4.650531    4.515237    3.869779    2.929936    2.310031 Yield
100-20              0           6          49          77         105         120          87          -7         -69 Spread
          ------------------------------------------------------------------------------------------------------------
100-24       4.999023    4.981196    4.851113    4.713453    4.568758    4.416263    3.688919    2.630368    1.932503 Yield
100-24             -3           3          44          70          96         110          69         -37        -107 Spread
          ------------------------------------------------------------------------------------------------------------
100-28       4.965894    4.946055    4.801296    4.648116    4.487122    4.317462    3.508446    2.331615    1.556147 Yield
100-28             -7          -1          39          64          88         100          51         -67        -144 Spread
          ------------------------------------------------------------------------------------------------------------
101-00       4.932814    4.910967    4.751556    4.582884    4.405622    4.218833    3.328359    2.033674    1.180958 Yield
101-00            -10          -4          34          57          80          90          33         -97        -182 Spread
          ------------------------------------------------------------------------------------------------------------
101-04       4.899783    4.875931    4.701892    4.517756    4.324257    4.120376    3.148656     1.73654    0.806929 Yield
101-04            -13          -8          29          51          72          80          15        -126        -219 Spread
          ------------------------------------------------------------------------------------------------------------
101-08       4.866801    4.840947    4.652304    4.452731    4.243028     4.02209    2.969335    1.440211    0.434057 Yield
101-08            -16         -11          24          44          64          71          -3        -156        -257 Spread
          ------------------------------------------------------------------------------------------------------------
101-12       4.833868    4.806015    4.602792     4.38781    4.161933    3.923975    2.790396    1.144684    0.062336 Yield
101-12            -20         -15          19          38          56          61         -21        -186        -294 Spread
          ------------------------------------------------------------------------------------------------------------
101-16       4.800984    4.771135    4.553355    4.322992    4.080974    3.826031    2.611837    0.849955   -0.308238 Yield
101-16            -23         -18          14          31          48          51         -39        -215        -331 Spread
          ------------------------------------------------------------------------------------------------------------
101-20       4.768147    4.736306    4.503994    4.258277    4.000148    3.728256    2.433657    0.556021   -0.677671 Yield
101-20            -26         -22           9          25          40          41         -57        -244        -368 Spread
          ------------------------------------------------------------------------------------------------------------

WAL              4.25        3.98       2.718       2.035        1.61       1.319       0.708       0.422       0.333
Mod Durn        3.731       3.518       2.482       1.892       1.515       1.252       0.686       0.415       0.329
Principal      Jul06 -      Dec05 -     Oct04 -     Feb04 -     Oct03 -     Jun03 -     Dec02 -     Sep02 -     Aug02 -
Window         Jul06        Jul06       Mar05       Jul04       Jan04       Sep03       Jan03       Oct02       Aug02

CMT_1YR          2.61        2.61        2.61        2.61        2.61        2.61        2.61        2.61        2.61

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons
under Regulation S of the Securities Act of 1933.